UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code:  303-623-2577

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2015

Item 1.	Reports to Stockholders.

ANNUAL REPORT (April 30, 2015)

ASPEN PARTNERS

ASPEN MANAGED FUTURES STRATEGY FUND

CLASS A SHARES (MFBPX)
CLASS I SHARES (MFBTX)

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2015 (Unaudited)

May 7, 2015

Performance Results

For the one-year period ending April 30, 2015, the Class I shares of the Aspen Managed Futures Strategy Fund (the “Fund”) posted a gain of 14.51%. Per its mandate, the Fund maintained very tight correlation1 to the Aspen Managed Futures Beta Index (“Aspen MFBI” or the “Index”)2. The Index uses a combination of trend and counter-trend algorithms to determine exposures to 23 futures markets. In following the Index, the Fund can take long or short exposures to each of the eligible markets. A long position in a futures market should profit if the price of the futures contract rises, and a short position should profit if the price of the futures contract falls.

The Newedge CTA Index3, a managed futures benchmark, returned 20.44% in the same timeframe. Another benchmark, the BTOP50 Index4, returned 15.6%. It is important to note that there are substantive differences between the Fund and these indices in terms of construction. There were no significant changes to the Fund strategy during this period.

Explanation of Fund Performance

The Fund was flat in May (0.00%) and slightly down in June (-0.11%). These months perpetuated an extremely low volatility market backdrop that had been evident since early spring. Because the Index that is tracked by the Fund does not have a volatility target, Fund returns joined underlying asset returns in their low volatility state. In fact, the Fund’s daily returns represented a one-penny or zero-penny change in Fund NAV (approximately +/-0.1%) on about 55% of all days over this two-month period.

July (+0.44%), August (+1.43%), and September (+5.42%) represented the strongest quarter for the Fund since its launch, with September in particular being the best month in the Fund’s history. The primary driver of Fund returns was a strengthening US dollar which manifested itself as strongly positive returns for short trends in the currency and commodity asset classes. (The markets in both asset classes were almost exclusively short for most of the quarter, representing a rising dollar bet.) Interestingly, the Fund outperformed most managed futures benchmarks in July and September—down months for equities—and underperformed the benchmarks in August—an up month for equities. This reinforces a pattern, now noticeable for at least the past two years, of Fund returns being less beholden to equities than are the returns of many competing managed futures products.

The early days of October witnessed a continued downtrend in equity returns, leading the Fund to adopt a portfolio that was positioned as a strong hedge against further risk asset losses. However, equities rallied mid-month, and US equities in particular managed to rise back to near-record highs, after hitting a nearly 10% drawdown prior to the rally. This caused a whipsaw reversal in the Fund through much of the month. After attenuating negative-risk positions, the Fund benefitted the last two days of the month from the end of the Fed’s Quantitative5 Easing policies, which caused currencies and commodities to resume their strong decline against the US dollar. Gains on those days reduced Fund losses to -1.64% for the entire month.

With a return of +5.33%, November was the second-best month in Fund history, and January (+4.99%) was not far behind. While December’s return (+1.62%) was not as strong, it was still positive, leading the November-January period to be easily the strongest 3-month period in fund history (at +12.37%). The story in all three months was largely the same. Strong, broad downtrends in currencies and commodities and strong uptrends in fixed income drove returns throughout the three-month period; only equities provided mixed results.

In February, a strong trend resumption in equities offset losses due to trend reversals in the three other asset classes. The result was a small loss for the Fund overall (-0.66%). Due to the strength of the trends leading into the month, the reversals in February did not cause meaningful trend position attenuation, which proved fortunate, as March saw a resumption of strong downtrends in currency and commodity positions, leading to a +1.15% return for the fund that month.

While it may be early to proclaim the end of the downtrends in currencies and commodities that drove the majority of the +19.26% Fund return for the three quarters ending March, 2015, the whipsaw behavior in April (which resulted in a monthly return of -3.88% for the Fund) was finally strong enough to cause the Aspen MFBI model to reduce and, in a few cases, reverse trend positions in those asset classes. However, should April prove to be the turning point for the prevailing downtrends in those asset classes, the difference between the +19.26% and -3.88% returns demonstrates the ability of a trend-following model to generate sizable profits over the full lifecycle of a strong trend, despite the inevitable losses taken as the trend expires.

Outlook

Looking ahead to the second quarter and rest of 2015, we see three broad themes developing. First, it is likely that we will see a continuation of higher market volatility. It is not difficult to envision this scenario, considering the significant political and economic uncertainty being played out on the global stage. The effects of continuing quantitative easing in Europe and Japan may well exacerbate extreme market movements, owing to such a large scale of the effort.

We continue to think that the potential for a rate increase in the U.S. is overblown. It is hard to fathom why the Federal Reserve would threaten the seemingly fragile economic recovery by boosting rates even by a small amount. We expect the market to react to higher rates the same way that it reacted when crude prices dropped so dramatically, with equal parts confusion and fear. Once the dust settles, we believe it’s likely we’ll see money flow from debt to equity.

Speaking of crude oil, the last broad theme revolves around market perception. In the next few quarters, we believe that investors will finally adjust to lower energy costs. There has been considerable nervousness about the effect of oil prices on employment in the energy patch, but overall lower energy prices are a net positive to the economy. Most estimates peg the benefit at around 0.50% of additional GDP6 growth.

Annual Report | April 30, 2015	1

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2015 (Unaudited)

It is important that investors maintain adequate diversification during periods of uncertainty. The potential of managed futures to profit as volatility increases underscores its importance in a portfolio of equity and fixed income securities.

Sincerely,

Bryan R. Fisher (Managing Director)

William Ware Bush (Director)

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-845-9444.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Aspen Partners Ltd. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Aspen Managed Futures Strategy Fund is distributed by ALPS Distributors, Inc.

Diversification does not eliminate the risk of experiencing investment losses.

[1]	Correlation – a statistical measure of how two securities move in relation to each other.
[2]

Aspen Managed Futures Beta Index (Aspen MFBI) is constructed using a quantitative, rules-based model designed to replicate the trend-following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

[3]

The Newedge CTA Index provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The Newedge CTA Index calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Selection of the pool of qualified CTAs used in construction of the Index will be conducted annually, with re-balancing on January 1st of each year. A committee of industry professionals has been established to monitor the methodology of the index on a regular basis. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

[4]

Barclay BTOP50 Index is an index of the largest investable CTA programs as measured by assets under management. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

[5]

Quantitative Easing – An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

[6]

GDP – Gross Domestic Product is an aggregate measure of production equal to the sum of the gross values added of all resident, institutional units engaged in production (plus any taxes, and minus any subsidies, on products not included in the value of their outputs).

2	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2015 (Unaudited)

Cumulative Total Return Performance as of April 30, 2015

Aspen Managed Futures Strategy Fund	Calendar Year-to-Date	1 Year	3 Year	Since Inception*	Portfolio Composition as of April 30, 2015 As a percentage of Net Assets

Aspen Managed Futures Strategy Fund - Class A (NAV)(1)	1.42%	14.00%	5.04%	0.98%

Aspen Managed Futures Strategy Fund - Class A (MOP)(2)	-4.21%	7.76%	3.08%	-0.52%

Aspen Managed Futures Strategy Fund - Class I	1.40%	14.51%	5.43%	1.37%

Newedge CTA Index(3)	2.37%	20.44%	4.82%	2.68%

Aspen Managed Futures Beta Index(4)	2.17%	15.01%	5.84%	1.90%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-845-9444.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*       Fund Inception date of August 2, 2011.

(1)        Net Asset Value (NAV) is the share price without sales charges.

(2)        Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%.

(3)        The Newedge CTA Index provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The Newedge CTA Index calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Selection of the pool of qualified CTAs used in construction of the Index will be conducted annually, with re-balancing on January 1st of each year. A committee of industry professionals has been established to monitor the methodology of the index on a regular basis. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(4)         Aspen Managed Futures Beta Index – The Managed Futures Beta Index is constructed using a quantitative, rules-based model designed to replicate the trend-following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Performance of $10,000 Initial Investment (as of April 30, 2015)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | April 30, 2015	3

Aspen Managed Futures Strategy Fund	Consolidated Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees, wire fees and low balance fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2014 through April 30, 2015.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, wire fees and low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would be higher.

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expense Ratio(a)	Expenses Paid During period 11/1/14 - 4/30/15(b)
Class A
Actual	$ 1,000.00	$ 1,082.10	1.65%	$ 8.52
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.61	1.65%	$ 8.25
Class I
Actual	$ 1,000.00	$ 1,085.30	1.23%	$ 6.36
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.70	1.23%	$ 6.16

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

4	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments
April 30, 2015

	Principal Amount/ Shares	Value (Note 2)
GOVERNMENT BONDS (36.42%)
U.S. TREASURY NOTES (36.42%)
0.250%, 10/31/2015	$ 5,000,000	$ 5,004,295
0.250%, 11/30/2015	12,086,000	12,097,337
0.250%, 12/31/2015	9,029,000	9,033,235
0.375%, 01/31/2016	6,006,000	6,014,913
0.375%, 01/31/2016	3,325,000	3,329,934
0.250%, 02/29/2016	16,019,000	16,025,263
0.375%, 03/31/2016	5,042,000	5,048,696
0.375%, 03/31/2016	3,300,000	3,304,382
0.250%, 04/15/2016	10,000,000	10,002,340
0.375%, 04/30/2016	10,034,000	10,046,542
0.375%, 05/31/2016	7,029,000	7,036,690
0.500%, 08/31/2016	5,042,000	5,049,482
0.375%, 10/31/2016	5,041,000	5,035,485
TOTAL GOVERNMENT BONDS

(Cost $96,936,347)		97,028,594

SHORT TERM INVESTMENTS (50.82%)
MONEY MARKET FUND (8.27%)
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 7-day yield, 0.010%	22,039,791	22,039,791

U.S. TREASURY BILLS (42.55%)
0.066%, 05/28/2015(a)	$ 10,500,000	10,499,476
0.059%, 06/25/2015(a)	10,500,000	10,499,050
0.066%, 07/23/2015(a)	6,750,000	6,749,959
0.090%, 08/20/2015(a)	5,750,000	5,749,954
0.063%, 09/17/2015(a)	4,000,000	3,999,808
0.075%, 10/08/2015(a)	3,350,000	3,349,554
0.088%, 10/15/2015(a)	7,500,000	7,498,867
0.151%, 11/12/2015(a)	5,000,000	4,998,510
0.156%, 12/10/2015(a)	9,300,000	9,295,676
0.159%, 01/07/2016(a)	10,000,000	9,991,460
0.179%, 02/04/2016(a)	10,000,000	9,989,150
0.212%, 03/03/2016(a)	10,500,000	10,487,463
0.190%, 03/31/2016(a)	5,000,000	4,990,925
0.222%, 04/28/2016(a)	15,300,000	15,266,830

		113,366,682

TOTAL SHORT TERM INVESTMENTS (Cost $135,380,422)		135,406,473

TOTAL INVESTMENTS (87.24%) (Cost $232,316,769)		$232,435,067

Other Assets In Excess Of Liabilities (12.76%)		33,989,832(b)

NET ASSETS (100.00%)		$266,424,899

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	Includes cash which is being held as collateral for futures contracts.

See Notes to Consolidated Financial Statements.
Annual Report | April 30, 2015	5

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments
April 30, 2015

FUTURES CONTRACTS

At April 30, 2015, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation
Commodity Contracts
Silver Future	Short	77	07/30/2015	$(6,218,905)	$208,078
Soybean Future	Short	65	07/15/2015	(3,172,000)	3,259
WTI Crude Future	Long	57	05/20/2015	3,398,910	59,387
Equity Contracts
FTSE® 100 Index Future	Long	203	06/22/2015	21,591,137	95,217
Nikkei 225 Index Future	Long	215	06/12/2015	20,898,000	335,295
Foreign Currency Contracts
New Zealand Dollar Currency Future	Long	231	06/16/2015	17,551,380	64,184

				$54,048,522	$765,420

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation
Commodity Contracts
Copper Future	Short	45	07/30/2015	$(3,247,313)	$(230,882)
Corn Future	Short	353	07/15/2015	(6,464,313)	(19,522)
Gold 100 Oz Future	Long	28	06/29/2015	3,310,720	(77,650)
New York Harbor ULSD Future	Short	41	06/01/2015	(3,410,421)	(171,979)
Sugar No. 11 (World) Future	Short	434	07/01/2015	(6,406,534)	(15,744)
Equity Contracts
Euro STOXX 50® Index Future	Long	535	06/22/2015	21,433,857	(218,741)
S&P 500® E-Mini Future	Long	203	06/22/2015	21,100,835	(136,258)
Fixed Income Contracts
Canadian 10 Year Bond Future	Long	109	06/22/2015	12,668,935	(242,440)
Euro-Bund Future	Long	219	06/09/2015	38,533,176	(422,470)
Long Gilt Future	Long	138	06/29/2015	25,021,390	(517,853)
U.S. 10 Year Treasury Note Future	Long	97	06/22/2015	12,452,375	(91,125)
Foreign Currency Contracts
Australian Dollar Currency Future	Long	49	06/16/2015	3,869,040	(57,555)
Canadian Dollar Currency Future	Short	170	06/17/2015	(14,055,600)	(549,721)
Euro FX Currency Future	Short	332	06/16/2015	(46,753,900)	(2,176,165)
Japanese Yen Currency Future	Long	134	06/16/2015	14,033,150	(51,938)
Swiss Franc Currency Future	Short	134	06/16/2015	(18,017,975)	(637,225)

				$54,067,422	$(5,617,268)

Common Abbreviations:

FTSE - Financial Times and the London Stock Exchange

FX - Foreign

No. - Number

Oz - Ounce

S&P - Standard and Poor’s

ULSD - Ultra Low Sulfur Diesel

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Consolidated Financial Statements.
6	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund Consolidated Statement of Assets & Liabilities
April 30, 2015

ASSETS:
Investments, at value	$232,435,067
Cash	11,565,750
Deposit with broker for futures contracts, foreign currency (Cost $8,325,749) (Note 3)	8,335,500
Deposit with broker for futures contracts (Note 3)	28,135,299
Receivable for shares sold	1,495,565
Variation margin receivable	765,420
Interest receivable	55,870
Prepaid and other assets	12,740

Total assets	282,801,211

LIABILITIES:
Payable to advisor	164,153
Payable for investments purchased	10,026,242
Variation margin payable	5,617,268
Payable for shares redeemed	413,022
Payable for administration fees	19,897
Payable for distribution and service fees
Class A	13,373
Payable for transfer agency fees	12,631
Payable for trustee fees and expenses	1,902
Payable for professional fees	33,804
Payable for chief compliance officer fees	2,894
Payable for principal financial officer fees	417
Payable for licensing fees	54,718
Accrued expenses and other liabilities	15,991

Total liabilities	16,376,312

NET ASSETS	$266,424,899

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$244,987,744
Accumulated net investment income	5,144,673
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	21,016,281
Net unrealized depreciation on investments, futures contracts and foreign currency translations	(4,723,799)

NET ASSETS	$266,424,899

INVESTMENTS, AT COST	$232,316,769

PRICING OF SHARES:
Class A:
Net Asset Value, offering and redemption price per share	$10.01
Net Assets	$23,849,913
Shares of beneficial interest outstanding	2,381,761
Maximum offering price per share (NAV/0.9450), based on maximum sales charge of 5.50% of the offering price	$10.59

Class I:
Net Asset Value, offering and redemption price per share	$10.17
Net Assets	$242,574,986
Shares of beneficial interest outstanding	23,844,450

See Notes to Consolidated Financial Statements.
Annual Report | April 30, 2015	7

Aspen Managed Futures Strategy Fund	Consolidated Statement of Operations
For the Year Ended April 30, 2015

INVESTMENT INCOME:
Interest	$290,043
Dividends	1,349

Total Investment Income	291,392

EXPENSES:
Investment advisory fees (Note 6)	1,594,295
Administrative fees	232,640
Distribution and service fees
Class A	53,339
Transfer agency fees	125,054
Professional fees	43,098
Custodian fees	11,506
Trustee fees and expenses	19,684
Principal financial officer fees	5,000
Chief compliance officer fees	33,217
Licensing fees	531,432
Other	64,298

Total Net Expenses	2,713,563

NET INVESTMENT LOSS	(2,422,171)

Net realized gain on investments	22,808
Net realized gain on futures contracts	36,480,798
Net realized loss on foreign currency transactions	(182,329)
Net change in unrealized appreciation of investments	39,024
Net change in unrealized depreciation on futures contracts	(7,069,889)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currency transactions	10,656

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	29,301,068

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,878,897

See Notes to Consolidated Financial Statements.
8	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
OPERATIONS:
Net investment loss	$(2,422,171)	$(1,929,841)
Net realized gain/(loss) on investments, futures contracts and foreign currency transactions	36,321,277	(2,925,094)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and foreign currency translations	(7,020,209)	1,557,404
Net increase/(decrease) in net assets resulting from operations	26,878,897	(3,297,531)

DISTRIBUTIONS TO SHAREHOLDERS (Note 4):
From net realized gains on investments
Class A	(309,900)	(162,261)
Class I	(4,218,836)	(2,158,924)
Net decrease in net assets from distributions	(4,528,736)	(2,321,185)

SHARE TRANSACTIONS (Note 5):
Class A
Proceeds from sales of shares	13,068,693	13,615,924
Distributions reinvested	298,289	160,468
Cost of shares redeemed	(3,700,970)	(3,784,081)
Redemption fees	531	7,725
Class I
Proceeds from sales of shares	75,913,390	67,455,247
Distributions reinvested	3,994,682	2,022,776
Cost of shares redeemed	(25,671,930)	(17,814,123)
Redemption fees	1,186	5,843
Net increase from share transactions	63,903,871	61,669,779

Net increase in net assets	86,254,032	56,051,063

NET ASSETS:
Beginning of period	180,170,867	124,119,804
End of period*	$266,424,899	$180,170,867

*Includes accumulated net investment income/(loss) of:	$5,144,673	$(710,695)

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,300,095	1,473,235
Distributions reinvested	30,594	17,310
Redeemed	(388,614)	(411,560)
Net increase in shares outstanding	942,075	1,078,985

Class I
Sold	7,614,314	7,251,376
Distributions reinvested	403,911	216,109
Redeemed	(2,608,713)	(1,932,582)
Net increase in shares outstanding	5,409,512	5,534,903

See Notes to Consolidated Financial Statements.
Annual Report | April 30, 2015	9

Aspen Managed Futures Strategy Fund – Class A	Consolidated Financial Highlights
For a share outstanding throughout the periods presented.

				For the Period
	For the	For the	For the	August 2, 2011
	Year Ended	Year Ended	Year Ended	(Inception) to
	April 30, 2015 (a)	April 30, 2014 (a)	April 30, 2013 (a)	April 30, 2012 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$ 8.97	$ 9.29	$ 8.95	$ 10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.14)	(0.16)	(0.16)	(0.13)
Net realized and unrealized gain/(loss) on investments	1.39	(0.05)	0.50	(0.92)
Total from investment operations	1.25	(0.21)	0.34	(1.05)
LESS DISTRIBUTIONS:
Distributions from net realized gain on investments	(0.21)	(0.12)	–	–
Total distributions	(0.21)	(0.12)	–	–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00(c)	0.01	0.00(c)	–
INCREASE/(DECREASE) IN NET ASSET VALUE	1.04	(0.32)	0.34	(1.05)
NET ASSET VALUE, END OF PERIOD	$ 10.01	$ 8.97	$ 9.29	$ 8.95

TOTAL RETURN(d)	14.00%	(2.15%)	3.80%	(10.50%)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 23,850	$ 12,914	$ 3,350	$ 1,254

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.64%	1.83%	1.80%	2.53%(f)
Operating expenses including fee waivers/reimbursements	1.64%	1.83%	1.80%	1.80%(f)
Net investment loss including fee waivers/reimbursements	(1.50%)	(1.72%)	(1.75%)	(1.79%)(f)

PORTFOLIO TURNOVER RATE	38%	90%	0%	0%(e)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary’s management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not annualized.
(f)	Annualized.

See Notes to Consolidated Financial Statements.
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Aspen Managed Futures Strategy Fund – Class I	Consolidated Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2015 (a)		For the Year Ended April 30, 2014 (a)		For the Year Ended April 30, 2013 (a)		For the Period August 2, 2011 (Inception) to April 30, 2012 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$ 9.07		$ 9.36		$ 8.98		$ 10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.11)		(0.11)		(0.11)		(0.11)
Net realized and unrealized gain/(loss) on investments	1.42		(0.06)		0.49		(0.91)
Total from investment operations	1.31		(0.17)		0.38		(1.02)
LESS DISTRIBUTIONS:
Distributions from net realized gain on investments	(0.21)		(0.12)		–		–
Total distributions	(0.21)		(0.12)		–		–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.10		(0.29)		0.38		(1.02)
NET ASSET VALUE, END OF PERIOD	$ 10.17		$ 9.07		$ 9.36		$ 8.98

TOTAL RETURN	14.51%		(1.81%)		4.23%		(10.20%)	(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 242,575		$ 167,258		$ 120,769		$ 90,450

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.25%		1.30%		1.25%		1.75%	(e)
Operating expenses including fee waivers/reimbursements	1.25%		1.30%		1.25%		1.55%	(e)
Net investment loss including fee waivers/reimbursements	(1.11%)		(1.20%)		(1.20%)		(1.54%)	(e)

PORTFOLIO TURNOVER RATE	38%		90%		0%		0%	(d)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary’s management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See Notes to Consolidated Financial Statements.
Annual Report | April 30, 2015	11

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2015

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2015, the Trust had 30 registered funds. This annual report describes the Aspen Managed Futures Strategy Fund (the “Fund”). The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Aspen Managed Futures Beta Index (the “MFBI” or “Index”). The Aspen Managed Futures Strategy Fund offers Class A and Class I shares.

Basis of Consolidation for the Aspen Futures Fund, Ltd.

Aspen Futures Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of August 2, 2011, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of April 30, 2015, net assets of the Fund were $266,424,899, of which $27,573,271 or 10.35%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund and subsidiary in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

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Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2015

Investment securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. The following is a summary of each input used to value the Fund as of April 30, 2015:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$97,028,594	$–	$97,028,594
Short Term Investments
Money Market Fund	22,039,791	–	–	22,039,791
U.S. Treasury Bills	–	113,366,682	–	113,366,682
TOTAL	$22,039,791	$210,395,276	$–	$232,435,067

Other Financial Instruments
Assets:
Futures Contracts
Commodity Contracts	$270,724	$–	$–	$270,724
Equity Contracts	430,512	–	–	430,512
Foreign Currency Contracts	64,184	–	–	64,184
Liabilities:
Futures Contracts
Commodity Contracts	(515,777)	–	–	(515,777)
Equity Contracts	(354,999)	–	–	(354,999)
Fixed Income Contracts	(1,273,888)	–	–	(1,273,888)
Foreign Currency Contracts	(3,472,604)	–	–	(3,472,604)
TOTAL	$(4,851,848)	$–	$–	$(4,851,848)

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2015, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Annual Report | April 30, 2015	13

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2015

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a class of shares of the Fund are charged directly to that share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and the shareholder service plan for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on distributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gains distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. DERIVATIVE INSTRUMENTS

The Fund uses derivatives (including futures) to pursue its investment objective. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks may include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations, (ii) risk of mispricing or improper valuation, and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause

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Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2015

the Fund to lose more than the principal amount invested. In addition, investments in derivatives involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

In addition, use of derivatives may increase or decrease exposure to the following risk factors:

•	Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•

Fixed Income Risk: When the Fund invests in fixed-income securities or derivatives, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

•

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Counterparty credit risk arises when the counterparty will not fulfill its obligations to the Fund. Short sale risk arises from the sale of a security that is not owned, or any sale that is completed by the delivery of a security borrowed.

•

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Futures: The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date. When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. The margin requirements are set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Consolidated Statements of Assets and Liabilities as an asset (liability) and in the Consolidated Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates. Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risk to the Fund and the Subsidiary is reduced. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default.

Annual Report | April 30, 2015	15

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2015

Consolidated Balance Sheet – Fair Value of Derivative Instruments as of April 30, 2015(a):

Risk Exposure	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value

Futures Contracts	Variation margin receivable	$765,420	Variation margin payable	$5,617,268

		$765,420		$5,617,268

	Risk Exposure to Fund
	Commodity Contracts	$270,724		$515,777
	Equity Contracts	430,512		354,999
	Fixed Income Contracts	–		1,273,888
	Foreign Currency Contracts	64,184		3,472,604

		$765,420		$5,617,268

(a)	The number of futures contracts held at April 30, 2015 is representative of activity during the year ended April 30, 2015.

Consolidated Statement of Operations – The effect of Derivative Instruments for the year ended April 30, 2015:

Derivatives Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income

Futures Contracts	Net realized gain on futures contracts/Net
	change in unrealized depreciation on
	futures contracts	$36,480,798	$ (7,069,889)

		$36,480,798	$ (7,069,889)

	Risk Exposure to Fund
	Commodity Contracts	$6,597,595	$ (875,750)
	Equity Contracts	(791,236)	(445,066)
	Fixed Income Contracts	9,329,556	(1,466,856)
	Foreign Currency Contracts	21,344,883	(4,282,217)

		$36,480,798	$ (7,069,889)

4. TAX BASIS INFORMATION

Reclassifications: Reclassifications to paid-in capital relate primarily to differing book/tax treatment of net investment losses, foreign currency transactions, and income from a controlled foreign corporation. For the year ended April 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Gain	Accumulated Net Realized Loss
Aspen Managed Futures Strategy Fund	$875,750	$8,277,539	$(9,153,289)

Tax Basis of Investments: As of April 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value )	Net Depreciation on Futures Contracts and Foreign Currencies	Net Depreciation on Investments
Aspen Managed Futures Strategy Fund	$232,316,769	$1,061,672	$(943,374)	$(4,842,097)	$(4,723,799)

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Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2015

Components of Distributable Earnings: At April 30, 2015, components of distributable earnings were on a tax basis as follows:

Aspen Managed Futures Strategy Fund
Undistributed ordinary income	$13,114,296
Accumulated net capital gains	8,439,863
Net unrealized depreciation on futures contracts	(4,723,799)
Other cumulative effect of timing differences	4,606,795
Total distributable earnings	$21,437,155

Capital Losses: As of April 30, 2015, the Fund has no accumulated capital loss carryforwards.

During the year ended April 30, 2015, the Fund utilized capital loss carryforwards in the amount of $35,626.

Tax Basis of Distributions to Shareholders: Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid during the year ending April 30, 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain
Aspen Managed Futures Strategy Fund	$399,962	$4,128,774

The tax character of distributions paid during the year ending April 30, 2014 were as follows:

	Ordinary Income	Long-Term Capital Gain
Aspen Managed Futures Strategy Fund	$–	$2,321,185

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Fund shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The amount of redemption fees received during the period are presented in the Consolidated Statement of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Aspen Partners Ltd. (the “Adviser” or “Aspen”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement, (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 0.75%, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with Aspen, the Subsidiary’s investment adviser and the Fund’s investment adviser, for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board.

Annual Report | April 30, 2015	17

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2015

The Adviser has contractually agreed to waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.55% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2016. This agreement may not be terminated or modified prior to this date except with the approval of the Board.

Pursuant to this agreement, the Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended April 30, 2015 are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Fund has adopted a plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares as their funding medium and for related expenses. The Plan permits the Fund to use its Class A assets to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. The expenses of the plan are reflected as distribution and service fees in the Consolidated Statement of Operations.

The Fund has adopted a shareholder service plan (a “Shareholder Services Plan”) for Class A shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund. Shareholder Services Plan fees are included with distribution and service fees on the Consolidated Statement of Operations.

Index Licensing Services

The Fund has adopted an Index Licensing Agreement with Quantitative Equity Strategies, LLC (“QES”) and the Adviser, joint owners of the Index, pursuant to which the Fund pays QES a monthly annualized licensing fee of 0.25%, based on the Fund’s average daily net assets for the right to use the Index in connection with the Fund.

18	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2015

7. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of U.S. Government securities (excluding short-term securities) during the year ended April 30, 2015 were as follows:

Aspen Managed Futures Strategy Fund
Cost of Investments Purchased	$58,838,468
Proceeds from Investments Sold	$23,760,410

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2015	19

Aspen Managed Futures Strategy Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Aspen Managed Futures Strategy Fund and subsidiary (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2015, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and the period from August 2, 2011 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aspen Managed Futures Strategy Fund and subsidiary of the Financial Investors Trust, as of April 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from August 2, 2011 (inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2015

20	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Disclosure Regarding Approval of Fund Advisory Agreement
April 30, 2015 (Unaudited)

On March 3, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Aspen Partners, Ltd. (“Aspen”) with respect to the Aspen Managed Futures Strategy Fund (the “Aspen Fund”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Aspen Fund:

Investment Advisory Fee Rate and Total Expense Ratios: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Aspen Fund, to Aspen of 0.75% of the average daily net assets of the Aspen Fund, in light of the extent and quality of the advisory services provided by Aspen to the Aspen Fund.

The Trustees considered the information they received comparing the Aspen Fund’s contractual annual advisory fee and total expense ratios (net of waivers) with those of funds in the relevant peer expense group of provided by an independent provider of investment company data.

The Trustees also considered whether there were any fee structures applicable to Aspen’s comparable clients employing a strategy comparable to that of the Aspen Fund, noting that Aspen had indicated that it did not offer comparable strategies to other investment companies or other large institutional clients at this time, but was exploring those options for 2015.

The Trustees noted that the contractual annual advisory fee of 0.75% was the lowest in the Managed Futures peer group. The Trustees also noted that the total net expense ratios of 1.83% and 1.30% of the Class A and Class I Shares, respectively, of the Aspen Fund, were in the case of the Class A shares, slightly lower than both the expense group median and the expense group average, and in the case of the Class I shares, significantly lower than both the expense group median and the expense group average.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Aspen Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Aspen in its presentation, including its Form ADV and compliance materials.

The Trustees reviewed and considered Aspen’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Aspen. The Trustees also reviewed the research and decision-making processes utilized by Aspen, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Aspen Fund.

The Trustees considered the background and experience of Aspen’s management in connection with the Aspen Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Aspen Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and further noted that they have received reports on these services and compliance issues at each regular Board meeting throughout the year related to the services rendered by Aspen with respect to the Aspen Fund.

Performance: The Trustees reviewed performance information for each Aspen Fund for the 3-month, 1-year, and 3-year periods ended September 30, 2014, for each share class. That review included a comparison of each Aspen Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the Aspen Fund had achieved slightly below average performance its peer performance universe for the 3-month and 1-year periods, but had achieved the best 3-year performance its peer performance universe.

Adviser’s Profitability: The Trustees considered the profits, if any, realized by Aspen in connection with the operation of the Aspen Fund. The Board then reviewed Aspen’s financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Aspen Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Aspen from its relationship with the Aspen Fund, including whether soft dollar arrangements were used.

In selecting Aspen as the Aspen Fund’ investment adviser and approving the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be

Annual Report | April 30, 2015	21

Aspen Managed Futures Strategy Fund	Disclosure Regarding Approval of Fund Advisory Agreement
April 30, 2015 (Unaudited)

determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, determined that:

●

the investment advisory fees to be received by Aspen were the lowest in the peer group and that the total net expense ratios with respect to the Class A and Class I shares of the Aspen Fund were each lower than both the expense group median and the expense group average, and in the case of the Class I shares, significantly lower;

●

there were no investment products offered by Aspen to other investment companies or other large institutional clients with comparable strategies at this time, but Aspen was exploring those options for the future;

●

the nature, extent and quality of services to be rendered by Aspen under the Investment Advisory Agreement were adequate; the performance of the Aspen Fund was slightly below average in its peer performance universe for the 3-month and 1-year periods, but more importantly, the best 3-year performance its peer performance universe;

●	the profit earned and anticipated to be realized by Aspen in connection with the operation of the Aspen Fund is not unreasonable to the Trust; and
●	there were no material economies of scale or other benefits currently accruing to Aspen in connection with its relationship with the Aspen Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Aspen’s compensation for investment advisory services is consistent with the best interests of the Aspen Fund and their shareholders.

22	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Additional Information
April 30, 2015 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-845-9444 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	QDI	DRD
Aspen Managed Futures Strategy Fund	0.00%	0.00%

In early 2015, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Aspen Managed Futures Strategy Fund designated $4,128,774 as long-term capital gain distribution.

Annual Report | April 30, 2015	23

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2015 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-845-9444.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Aspen Partners, Ltd. provides investment advisory services (currently none).

24	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	30	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part- owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				30	None.

Annual Report | April 30, 2015	25

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

35

Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Aspen Partners, Ltd. provides investment advisory services (currently none).

26	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2015 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.

Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust, ALPS ETF Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

Annual Report | April 30, 2015	27

This material must be accompanied or preceded by the prospectus.

WWW.ASPENFUTURESFUND.COM

THE DISCIPLINED GROWTH INVESTORS

FUND

(DGIFX)

ANNUAL REPORT

4.30.2015

Shareholder Letter	1

Performance Update	10

Disclosure of Fund Expenses	12

Portfolio of Investments	13

Statement of Assets and Liabilities	22

Statement of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	25

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	32

Additional Information	33

Trustees and Officers	34

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.dgifund.com or call 855-344-3863 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2015 (Unaudited)

April 30, 2015

Dear Shareholders,

As of April 30, 2015, your mutual fund had total assets of $113.4 million. One year ago, the Fund had total assets of $86.8 million. The increase is a result of positive investment performance and stable investor inflows that were greater than outflows. We thank you for your patience and loyalty as shareholders.

Performance

Your mutual fund returned 12.87% after fees in the last year (through April 30, 2015). Our research shows the expected returns of the Fund’s equity holdings far exceeds that of the bonds in the portfolio. It is worth reminding our shareholders that when we allocate portfolio capital into any equity investment, we calculate an expected return for that stock. Our minimum hurdle rate1 for purchases is 12%. This suggests that the DGI Fund has the potential to achieve long-term returns well in excess of those available from bonds and money market funds.

Since inception in August of 2011, the Fund has returned 73.6% (16.00% compounded annually). The equity portion of the Fund has increased 107.5% (21.7% compounded annually) and the bond portion has increased 12.0% (3.1% compounded annually).

In last year’s letter we wrote that calendar year 2014 would likely be a more challenging year than 2013’s “magic carpet ride”. Returns in 2014 were indeed lower than and less consistent than 2013. Early in 2014, we began more aggressively looking for new stock ideas to put in the portfolio. The stock market has moved irregularly upward in 2015. A market environment like 2015 can open up significant individual investment opportunities. We are continuing the effort of finding new stock ideas begun early in 2014.

Portfolio Asset Mix

The portfolio currently holds 69.5% stocks and 30.5% bonds and cash. A list of holdings is included as part of this annual report.

Portfolio Transactions

In the last twelve months, we made initial purchases of the following seven stocks: QLIK Technologies (QLIK), Realpage Inc. (RP), Urban Outfitters (URBN), Core Laboratories (CLB), Aruba Networks (ARUN), and Synaptics (SYNA).

We also added to the positions in Ultra Petroleum (UPL), Garmin Ltd. (GRMN), and Myriad Genetics (MYGN) during the past year. We closed the position of two Fund holdings, tw telecom (following Level 3’s acquisition of tw telecom) and Paragon Offshore.

[1]

“Hurdle rate” refers to the minimum expected return a potential investment candidate must clear before we will make an investment. In the case of The DGI Fund the hurdle rate for stocks is 12%. This is an annualized rate of expected return over the next seven years. Existing holdings may show an expected return figure above or below the hurdle rate over the course of our long-term ownership.

Annual Report | April 30, 2015	1

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2015 (Unaudited)

The Right Stuff

One of the best books I have read was written by Tom Wolfe in 1979. “The Right Stuff” related the story of the original Mercury 7 astronauts and the famous test pilots who preceded them. Much of the book centered on Chuck Yeager, the first man to break the sound barrier. Yeager was arguably the finest pilot of his time.

In “The Right Stuff”, the genius of Chuck Yeager was his acceptance of his situation at any moment. One of the riveting stories in the book is how Yeager had control problems with his experimental aircraft and still managed to land safely. Clearly he accepted the reality of his plight and his simple acceptance helped him survive. Yeager’s story offers a valuable lesson for investors: a choice to see the world as it is, not how we might want it to be.

Today investors are faced with an environment that is not how we want it to be. The problem is interest rates; they are lower than we would like. The ten-year US Treasury Note offers a yield-to-maturity (YTM)2 of 1.9% per year. The thirty-year US Treasury bond offers a YTM of 2.5%. And these yields are before the effects of inflation.

Yield-to-maturity is vitally important as an estimate of the future return from a bond before inflation. So, if the ten-year Treasury note is priced to yield 1.9% to maturity, that yield is your best estimate of your return from this T-Note if held to maturity (10 years, in this example).

I wish interest rates were higher. High rates make our mission at DGI a lot easier. Our clients are net lenders, not borrowers. High rates improve the return on the fixed income portion of the Fund. High rates simplify the investment challenge for retirees. High rates reduce the unfunded liabilities of our pension fund clients.

Before we delve further into bonds, we need to re-acquaint you with a foundational investment concept known as “margin of safety”. Ben Graham highlighted “margin of safety” as the most important investment principle of all. “Margin of safety” is easy to understand in our day-to-day lives. If a man chooses to drink to excess and drive his car, he is giving away his and others’ “margin of safety.” This does not mean he is pre-ordained to crash; he just has a higher likelihood of an unfortunate outcome. For those investors who are not concerned about an adequate margin of safety, their investment is not necessarily doomed to failure. They just have higher odds of a poor or catastrophic outcome.

In the case of bonds, especially US Treasury bonds and notes, the principal and interest payments are safe and offer some margin of safety for the investor. Unfortunately interest rates are so low that from a value standpoint bonds and notes offer a disappointingly low margin of safety.

The news gets worse. We believe bonds are not very good long-term investments, because of “interest-on-interest.” Interest earned and reinvested earns future interest payments -- interest-on-interest. It may seem counterintuitive, but this tends to increase the dispersion of bond returns

[2]

Yield-to-Maturity, or YTM, is the return expected on a Bond if held until maturity date. Depending on the type of bond, this can be comprised of appreciation, depreciation, interest payments, or a combination of those factors.

Yield-to-Sale would be an alternate measure of expressing a bond return, as the total return on the bond between purchase and sale points.

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2015 (Unaudited)

over time. Stocks perform almost exactly in reverse. Stocks have high volatility of returns over the very short-term but the dispersion of returns tends to narrow over long periods of time. The following chart clearly illustrates these behaviors:

Exhibit 1: Returns Characteristics of Stocks and Bonds

Source: Disciplined Growth Investors’ internal research. This is a hypothetical example for illustrative purposes only.

For those of you who want a more comprehensive explanation of the two charts above, our own Nick Hansen’s analysis is contained in the commentary following this investment letter.

Even though we believe bonds offer little margin of safety as a standalone investment and we do not currently view them as good long-term investments, bonds can serve important purposes in a balanced portfolio. They can be a source of stable income which is important for those who are taking regular distributions. Bonds can serve to moderate annual volatility. Typically stocks decline during periods of economic and financial fears; conversely investment-grade bonds do well because of their favored position in the capital structure of most companies. Bonds can also be a hedge against the now-famous Black Swan theory -- that a low-odds event can have major effects. We like to think of bonds as a source of income and a hedge against unforeseen market events.

The investment challenge today is that bonds are an expensive hedge solely because interest rates are so low. We need to adapt. The first step is to remember the lesson from Chuck Yeager and accept the reality of low rates. There are four steps we must take:

•	We must budget for low returns from the fixed income side of the portfolio; for the next ten years 2-4% per year before inflation seems appropriate.
•	We have reduced the exposure to bonds to the minimum acceptable level for your Fund until interest rates increase to safer levels.
•	We need to communicate with our clients the implications of low interest rates. This letter is an attempt to improve our shareholders’ understanding of low interest rates.
•	We need to make sure your Fund is properly structured so as to balance the need for acceptable long-term returns with a tolerable level of annual volatility.

Annual Report | April 30, 2015	3

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2015 (Unaudited)

In today’s low rate environment all investors are at risk of trying to stretch imprudently for yields. We are seeking to avoid at least two traps:

1.

We will not chase yields; that is, we will not seek to invest in lower quality bond issues to temporarily enhance performance. We thoroughly understand that a borrower who pays a high rate of interest only does so because it cannot qualify for a lower rate.

2.

We also understand that transparency in the bond market has been severely compromised by the extensive use of derivatives. In far too many cases it is not possible to figure out the value of the underlying creditworthiness of a bond.

How do we position the portfolio?

•

We will maintain tight control over the maturity of your Fund’s bond portfolio. We believe it is inevitable that interest rates will rise, even if we cannot predict the timing. When interest rates rise the greatest damage is inflicted on holders of longer-term bonds.

•	We will maintain broad diversification in your Fund’s bond portfolio and equal weight the positions. This protects against an adverse credit experience with any one issuer.

Bond3 investing is almost exactly opposite stock investing. Suppose we have two portfolios, one invested in three stocks and one in three bonds. If one of the stocks was Apple before it increased in value 100 fold, the portfolio would produce significant returns regardless of the success or failure of the other two stocks. Conversely in the three bond portfolio, if one bond defaults the other two bonds cannot increase their interest payments to make up for the loss. A single loss can lead to an adverse outcome.

There is good news. In contrast to bonds, our forecasts show that stocks today offer excellent returns. So we believe the appropriate investment policy is to maximize exposure to stocks and minimize exposure to bonds consistent with the Fund’s investment objectives.

Historical Context and Investment Outlook

It is now fifteen years since the Y2K demarcation. There are readily available lessons to be learned about investing in stocks and bonds if we break the fifteen years into the first ten years and the last five. For our purposes here we will examine the period from the beginning of 2000 (12/31/1999) until the beginning of 2010 (12/31/2009) and then the period from the beginning of 2010 (12/31/2009) until the beginning of 2015 (12/31/2014).

The first decade of the 21st century has been labeled the “lost decade”, especially for stocks. The S&P 500, the most widely used index of stock returns, actually lost money (-0.9% per year) for the decade, including reinvested dividends. Bonds provided clearly superior results during the same period, earning over 6% per year. Even money market funds performed spectacularly well, earning 4% per year. The “lost decade” began with a severe bear market in stocks and ended with a severe bear market in stocks.

The investment environment abruptly and violently reversed trend in the middle of 2009. Just prior to this reversal stocks had sold off to levels which we believed offered a once-in-a-generation buying opportunity.

[3]

Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2015 (Unaudited)

The reversal which occurred in 2009 has continued through the end of 2014. From the beginning of 2010 through the end of 2014 the S&P 500 returned 15.5% while bonds returned 4.7%. Typical money market returns also dropped from 3% to near zero, even though inflation was about 1.5% per year. Our readers will note that equity performance is far better than the prior decade and bond performance is noticeably lower.

Let’s play this “movie” forward through the end of this decade. If bonds provide 2% per year for the next five years then their return for the decade would be 3.3% per year. If S&P 500 achieves a rate of return of 8% per year4 for the next five years then it would achieve an 11.7% annualized return for the decade. Assuming short-term interest rates increase slightly for the next five years, money market funds would provide less than 1% for the decade. Compare this to the annualized returns in the prior decade of -0.9% for the S&P 500, over 6% for bonds, and 4% for money market funds.

If we fast forward to the beginning of the third decade of this century, beginning 12/31/2019, the investment problem may well remain. If interest rates were to increase slightly between now and then to perhaps 3%, bonds would still not offer sufficient returns for most investors to lift the funded levels of many institutional pension funds or to satisfy the current and future retirement needs of many individuals.

The issue here may be one of perspective. The chart below shows the pattern of long-term interest rates since 1871. The chart is striking; it shows that for most of the last 150 years long-term interest rates fluctuated between 2% and 5%. It looks like the period from 1981-1995 was more of an anomaly than a sustainable condition. We believe it is probable that long-term interest rates have returned to a normal condition of 2-4% yields. All investors, including us, should take this into consideration.

Exhibit 2: Long-term Interest Rate History:

Source: Robert Shiller http://www.econ.yale.edu/~shiller/data.htm

[4]	This is the Russell Mid Cap Index’s annual performance since Disciplined Growth Investors’ inception (2/28/1997).

Annual Report | April 30, 2015	5

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2015 (Unaudited)

We can also learn much by looking at returns for stocks, bonds and short-term investments by decade since 1930. Below is the table showing this data.

Exhibit 3: Asset Cumulative Performance by Decade: Stocks (S&P 500 Index) vs. Bonds:

Sources: Aswath Damodaran and FactSet.

The table above offers many interesting insights. In our opinion here are three of the most valuable:

1.

Stocks versus Treasury bonds -- Stocks beat bonds in every decade except those two decades when stocks lost money. After the decade from 1930-39, Treasury Bonds earned 1.9% per year for the next three decades, while stocks earned 11.1% per year.

2.

Treasury Bonds versus T-Bills[5]. T-bonds[6] underperformed T-Bills for three straight decades from 1950-79. The golden age of T-Bonds began in the 1980 decade and lasted for three decades. T-Bonds earned a compound return of 8.5% per year over those thirty years; T-Bills earned 5.4% per year.

3.	In the two decades when stocks lost money, each decade began with a severe bear market and then experienced a second severe bear market late in the decade.

Combining the historical insights contained in exhibits 2 and 3, we can make educated guesses about the capital markets over the next few decades. In our view, bonds are likely to provide normal returns, probably between 2 and 4% per year before inflation. Stocks are the favored asset under our projections. After the negative decade from 1930-40, stocks outperformed bonds for six straight decades.

[5]	A Treasury Bill, or “T-Bill” is a short-term debt obligation issued by the U.S. Treasury and backed by the full faith and credit of the U.S. Government. T-Bills have maturities of one year or less.
[6]	A Treasury Bond, or “T-Bond”, is a long-term (over 10 years to maturity at issuance) debt obligation issued by the U.S. Treasury and backed by the full faith and credit of the U.S. Government.

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2015 (Unaudited)

While it is reassuring that exhibit 3 suggests stocks are likely to be the preferred asset class for the next several decades, we would be remiss if we did not back up this historical data with intensive research on your portfolio of invested companies. As we have detailed numerous times over the last several years, corporate America and, more importantly, your invested companies have been on a roll with massive innovation across many industries. Valuations are reasonable. Business models are robust. Simply, our individual stock work backs up the forecast that stocks are likely to outperform bonds by a significant margin over the following decades.

In our opinion, a portfolio with a balance of stocks and bonds, given the outlook for stocks combined with normal returns from bonds, should provide the basis for sound risk-adjusted performance.

Sincerely,

Frederick K. Martin, CFA

Chief Investment Officer

Disciplined Growth Investors, Inc.

ALPS Distributors, Inc. is the distributor for The Disciplined Growth Investors Fund.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned herein. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Fred Martin is a registered representative of ALPS Distributors, Inc.

Annual Report | April 30, 2015	7

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2015 (Unaudited)

Additional Commentary: Equity and Fixed Income Investment Returns in the Long-Term

When considering a long-term investment in a stock or a bond, a crucial difference is worth noting: bonds mature, while stocks do not.

What does this mean? An investment in a bond will eventually be returned to the investor, as stipulated in a contract, while an investment in a stock is perpetual. When an investment in a bond is returned to the investor before the investor has need of the money, it must be reinvested. Because this reinvestment can occur in a variety of rate environments, the long-term return from an investment in bonds becomes more uncertain the longer the investment period the investor faces and, consequently, the more reinvestment events the investor must risk.

Conversely, a stock investment generally experiences greater volatility in the near-term, since its value is based upon the uncertain future success of the underlying firm. Over time, as the success of the firm either manifests or does not, the uncertainty resolves and the return of the stock converges to the outcome achieved by the firm.

In the charts below, note that the sooner a bond returns capital to the bondholder, that is, the higher the coupon payment, the sooner that bondholder’s investment is subject to reinvestment risk. In the case of a stock, as time passes, the returns to the equity holder converge to the fundamental progress experienced by the underlying business.

Source: Disciplined Growth Investors’ internal research. This is a hypothetical example for illustrative purposes only.

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2015 (Unaudited)

In the right-hand example5, note that that at an 8% coupon and a $100,000 initial investment, the bondholder must reinvest $8,000 per year initially, and must eventually reinvest the $100,000. The total return experienced becomes more and more dependent not on the yield of the initial investment, but on the yield of the reinvestments. Over time, the range of possible returns on the initial investment diverge.

In the case of the stock, imagine that the stock price varies between a P/E multiple of 10x and 20x earnings. If earnings grew by 8% per year, those valuation fluctuations come to impact the overall rate of return less and less as the fundamental growth of the company comes to dominate the returns.

[5]

“EPS Growth” is Earnings-per-share growth. This is the annualized growth rate of net income per share of stock. In the example above, if a company earned $1 per share in year 1, an 8% EPS growth would imply $1.08 in earnings-per-share in year 2.

P/E is the Price-to-Earnings Ratio (or multiple) for a given company. For example, a P/E of 15 would mean the company’s stock price is 15 times greater than its annual per-share earnings. In the example above, we are making an illustration for educational purposes, and not using historical data or specific forecast data.

Annual Report | April 30, 2015	9

The Disciplined Growth Investors Fund	Performance Update
April 30, 2015 (Unaudited)

Cumulative Total Return Performance (for the period ended April 30, 2015)

	1 month	Quarter	6 month	YTD	1 Year	3 Year	Since Inception*
Disciplined Growth
Investors Fund	-0.95%	3.67%	4.67%	0.50%	12.87%	12.59%	16.00%
S&P 500®
Total Return Index(1)	0.96%	5.07%	4.40%	1.92%	12.98%	16.73%	19.10%

*	Fund Inception date of August 12, 2011

(1)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

The returns shown above do not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns less than one year are cumulative.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update
April 30, 2015 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended April 30, 2015)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation		Top Ten Holdings
(as a % of Net Assets)*		(as a % of Net Assets)*

Technology	26.48%	Intuit, Inc.	3.39%
Consumer Discretionary	18.61%	TJX Cos., Inc.	3.38%
Producer Durables	10.44%	Middleby Corp.	2.97%
Health Care	7.57%	L Brands, Inc.	2.96%
Energy	2.33%	Edwards Lifesciences Corp.	2.95%
Financial Services	4.11%	Seagate Technology PLC	2.65%
Asset/Mortgage Backed Securities	0.15%	Open Text Corp.	2.45%
Corporate Bond	22.75%	Akamai Technologies, Inc.	2.31%
Foreign Government Bonds	0.47%	Plexus Corp.	2.31%
Government & Agency Obligations	0.10%	Autodesk, Inc.	2.05%
Other Assets in Excess of Liabilities	6.99%	Top Ten Holdings	27.42%

*	Holdings are subject to change.

Annual Report | April 30, 2015	11

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, balance fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2014 through April 30, 2015.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 11/1/2014	Ending Account Value 4/30/2015	Expense Ratio(a)	Expenses Paid During period 11/1/2014 - 4/30/2015(b)
Actual	$1,000.00	$1,046.70	0.78%	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	0.78%	$3.91

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2015

	Shares	Value (Note 2)
COMMON STOCKS (69.54%)
CONSUMER DISCRETIONARY (18.61%)
Auto & Auto Parts (1.43%)
Gentex Corp.	93,600	$1,623,960

Consumer Products (4.92%)
Ethan Allen Interiors, Inc.	45,569	1,103,681
Garmin Ltd.	33,163	1,498,636
Ralph Lauren Corp.	9,431	1,258,190
Select Comfort Corp.(a)	55,436	1,708,537

		5,569,044

Leisure (2.29%)
Cheesecake Factory, Inc.	14,650	734,405
Royal Caribbean Cruises Ltd.	27,400	1,864,844

		2,599,249

Media (0.64%)
DreamWorks Animation SKG, Inc. - Class A(a)	27,962	728,690

Retail (8.70%)
Cabela’s, Inc.(a)	35,200	1,856,448
L Brands, Inc.	37,580	3,358,149
TJX Cos., Inc.	59,275	3,825,608
Urban Outfitters, Inc.(a)	20,500	820,820

		9,861,025

Textiles, Apparel & Luxury Goods (0.63%)
Tumi Holdings, Inc.(a)	30,325	709,302

TOTAL CONSUMER DISCRETIONARY		21,091,270

ENERGY (2.33%)
Energy Equipment & Services (0.61%)
Noble Corp. PLC	40,232	696,416

Oil & Gas Services (0.92%)
Core Laboratories NV	7,900	1,037,112

Annual Report | April 30, 2015	13

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2015

	Shares	Value (Note 2)
ENERGY (continued)
Oil, Gas & Consumable Fuels (0.80%)
Ultra Petroleum Corp.(a)	53,075	$903,867

TOTAL ENERGY		2,637,395

FINANCIAL SERVICES (4.11%)
Banks (0.54%)
TCF Financial Corp.	38,725	606,434

Consumer Finance & Credit Services (2.03%)
FactSet Research Systems, Inc.	14,644	2,304,819

Investment Banking & Brokerage (1.54%)
E*Trade Financial Corp.(a)	30,196	869,343
Janus Capital Group, Inc.	49,175	880,232

		1,749,575

TOTAL FINANCIAL SERVICES		4,660,828

HEALTH CARE (7.57%)
Biotechnology (0.85%)
Myriad Genetics, Inc.(a)	29,425	971,908

Medical Equipment & Services (5.77%)
Edwards Lifesciences Corp.(a)	26,425	3,346,726
Intuitive Surgical, Inc.(a)	3,612	1,791,480
Varian Medical Systems, Inc.(a)	15,750	1,399,387

		6,537,593

Medical Specialties (0.95%)
Align Technology, Inc.(a)	18,300	1,076,772

TOTAL HEALTH CARE		8,586,273

PRODUCER DURABLES (10.44%)
Computers (0.55%)
IHS, Inc. - Class A(a)	5,000	627,350

Machinery (2.97%)
Middleby Corp.(a)	33,204	3,364,893

14	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2015

	Shares	Value (Note 2)
PRODUCER DURABLES (continued)
Machinery-Diversified (0.61%)
Graco, Inc.	9,725	$696,504

Manufacturing & Production (0.68%)
Eaton Corp. PLC	11,264	774,175

Professional Services (1.38%)
Corporate Executive Board Co.	18,625	1,561,334

Scientific Instruments & Services (1.03%)
Brady Corp. - Class A	13,100	348,853
Trimble Navigation Ltd.(a)	32,150	817,574

		1,166,427

Software (0.57%)
Paychex, Inc.	13,225	639,958

Transportation & Freight (2.65%)
JetBlue Airways Corp.(a)	81,675	1,676,788
Landstar System, Inc.	21,225	1,322,530

		2,999,318

TOTAL PRODUCER DURABLES		11,829,959

TECHNOLOGY (26.48%)
Computers (1.56%)
Synaptics, Inc.(a)	12,900	1,092,888
Teradata Corp.(a)	15,400	677,446

		1,770,334

Electronics (6.52%)
ARM Holdings PLC - Sponsored ADR	19,812	1,010,214
Microchip Technology, Inc.	20,900	995,989
Open Text Corp.	54,862	2,774,920
Plexus Corp.(a)	60,700	2,613,135

		7,394,258

Annual Report | April 30, 2015	15

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2015

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Information Technology (12.78%)
Akamai Technologies, Inc.(a)	35,475	$2,617,345
Autodesk, Inc.(a)	40,850	2,321,505
Dolby Laboratories, Inc. - Class A	15,625	629,063
Intuit, Inc.	38,275	3,840,131
Seagate Technology PLC	51,187	3,005,701
Yahoo!, Inc.(a)	48,700	2,072,916

		14,486,661

Semiconductors (0.69%)
Power Integrations, Inc.	15,800	781,942

Software (1.67%)
Qlik Technologies, Inc.(a)	32,000	1,113,280
RealPage, Inc.(a)	39,000	773,760

		1,887,040

Telecommunications (3.26%)
Aruba Networks, Inc.(a)	34,200	841,662
Plantronics, Inc.	28,700	1,528,849
Ubiquiti Networks, Inc.	29,000	828,530
ViaSat, Inc.(a)	8,244	495,629

		3,694,670

TOTAL TECHNOLOGY		30,014,905

TOTAL COMMON STOCKS
(Cost $53,728,135)		78,820,630

	Principal Amount	Value (Note 2)
ASSET/MORTGAGE BACKED SECURITIES (0.15%)
Government National Mortgage Association, Series
2005-93
5.500% 12/20/2034	$159,649	166,240

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $171,574)		166,240

CORPORATE BONDS (22.75%)
21st Century Fox America, Inc.
6.900% 03/01/2019	302,000	357,024

16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2015

	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Advance Auto Parts, Inc.
5.750% 05/01/2020	$318,000	$358,066
Ameren Illinois Co.
9.750% 11/15/2018	339,000	428,556
American Express Co.
7.000% 03/19/2018	379,000	435,896
American International Group, Inc.
5.850% 01/16/2018	318,000	354,263
Anheuser-Busch InBev Worldwide, Inc.
2.500% 07/15/2022	361,000	357,104
Arizona Public Service Co.
8.750% 03/01/2019	282,000	353,104
AT&T, Inc.
5.500% 02/01/2018	440,000	485,071
Bank of America Corp.
5.650% 05/01/2018	323,000	357,555
CenterPoint Energy Resources Corp.
6.000% 05/15/2018	292,000	328,959
CMS Energy Corp.
5.050% 03/15/2022	309,000	349,745
Coca-Cola HBC Finance BV
5.500% 09/17/2015	253,000	257,252
Comcast Cable Communications Holdings, Inc.
9.455% 11/15/2022	251,000	362,805
Commonwealth Edison Co.
5.800% 03/15/2018	323,000	363,804
Connecticut Light & Power Co., Series 09-A
5.500% 02/01/2019	252,000	285,744
ConocoPhillips Holding Co.
6.950% 04/15/2029	267,000	359,967
Corning, Inc.
6.625% 05/15/2019	271,000	319,430
Corporacion Andina de Fomento
5.750% 01/12/2017	1,000	1,076
8.125% 06/04/2019	235,000	290,997
CSX Corp.
7.375% 02/01/2019	296,000	353,489
CVS Health Corp.
4.125% 05/15/2021	331,000	364,014
DCP Midstream Operating LP
3.875% 03/15/2023	371,000	342,474
Diageo Capital PLC
5.750% 10/23/2017	439,000	487,215

Annual Report | April 30, 2015	17

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2015

	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Dominion Resources, Inc.
2.250% 09/01/2015	$500,000	$502,738
Edison International
3.750% 09/15/2017	312,000	330,264
El Paso Natural Gas Co. LLC
5.950% 04/15/2017	331,000	356,754
Emerson Electric Co.
5.000% 04/15/2019	320,000	359,130
Energy Transfer Partners LP
9.700% 03/15/2019	286,000	358,491
Enterprise Products Operating LLC
5.200% 09/01/2020	315,000	357,781
Fluor Corp.
3.375% 09/15/2021	348,000	365,044
General Electric Capital Corp.
5.875% 01/14/2038	294,000	382,579
Georgia Power Co.
5.400% 06/01/2018	270,000	301,726
Health Care REIT, Inc.
2.250% 03/15/2018	353,000	358,020
Interstate Power & Light Co.
3.650% 09/01/2020	339,000	360,988
ITC Holdings Corp.
4.050% 07/01/2023	289,000	305,302
Jersey Central Power & Light Co.
7.350% 02/01/2019	435,000	511,844
Johnson & Johnson
5.850% 07/15/2038	271,000	363,584
Joy Global, Inc.
6.000% 11/15/2016	452,000	483,543
JPMorgan Chase & Co.
1.800% 01/25/2018	359,000	361,495
Lockheed Martin Corp.
4.250% 11/15/2019	328,000	361,947
Lubrizol Corp.
8.875% 02/01/2019	258,000	320,829
McDonald’s Corp.
6.300% 03/01/2038	278,000	359,370
MetLife, Inc.
6.750% 06/01/2016	389,000	413,456
National Rural Utilities Cooperative Finance Corp.
10.375% 11/01/2018	362,000	467,968
Nevada Power Co.
7.125% 03/15/2019	285,000	339,466

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The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2015

	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Noble Energy, Inc.
8.250% 03/01/2019	$257,000	$308,340
Nucor Corp.
5.750% 12/01/2017	295,000	327,730
Oncor Electric Delivery Co. LLC
7.000% 09/01/2022	268,000	341,772
ONEOK Partners LP
3.200% 09/15/2018	401,000	411,333
PacifiCorp
5.650% 07/15/2018	17,000	19,193
Pepsi Bottling Group, Inc., Series B
7.000% 03/01/2029	262,000	369,044
Plains All American Pipeline LP / Plains All American
Finance Corp.
8.750% 05/01/2019	283,000	351,688
PPL Capital Funding, Inc.
3.500% 12/01/2022	511,000	530,912
PSEG Power LLC
2.450% 11/15/2018	353,000	358,996
5.320% 09/15/2016	440,000	464,970
Puget Energy, Inc.
5.625% 07/15/2022	320,000	371,965
Republic Services, Inc.
5.500% 09/15/2019	315,000	357,557
Royal Bank of Scotland Group PLC, Series 1
9.118% Perpetual Maturity(b)	3,000	3,019
Sempra Energy
6.500% 06/01/2016	449,000	476,183
TCI Communications, Inc.
8.750% 08/01/2015	691,000	704,367
TECO Finance, Inc.
6.572% 11/01/2017	301,000	337,164
Texas Gas Transmission LLC
4.600% 06/01/2015	224,000	224,559
Total System Services, Inc.
2.375% 06/01/2018	361,000	363,582
TransCanada PipeLines Ltd.
7.250% 08/15/2038	235,000	321,805
Tyco Electronics Group SA
3.500% 02/03/2022	347,000	360,404
Unilever Capital Corp.
4.800% 02/15/2019	321,000	357,740
United Parcel Service, Inc.
6.200% 01/15/2038	279,000	372,088

Annual Report | April 30, 2015	19

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2015

			Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)
Verizon Communications, Inc.
4.500% 09/15/2020			$329,000	$360,411
Viacom, Inc.
2.500% 09/01/2018			346,000	352,447
Wachovia Corp.
5.750% 06/15/2017			500,000	548,473
Wal-Mart Stores, Inc.
6.200% 04/15/2038			282,000	376,225
Xerox Business Services LLC
5.200% 06/01/2015			138,000	138,450

TOTAL CORPORATE BONDS
(Cost $25,429,039)				25,786,346

FOREIGN GOVERNMENT BONDS (0.47%)
Israel Government AID Bonds
5.500% 12/04/2023			209,000	259,600
Province of Quebec Canada, Series NN
7.125% 02/09/2024			201,000	268,358

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $514,456)				527,958

GOVERNMENT & AGENCY OBLIGATIONS (0.10%)
U.S. Treasury Bonds
6.500% 11/15/2026			28,000	40,465
U.S. Treasury Notes
4.500% 11/15/2015			16,000	16,380
4.500% 02/15/2016			38,000	39,297
5.125% 05/15/2016			20,000	21,000

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $116,076)				117,142

	Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (6.69%)
MONEY MARKET FUND (1.57%)
Fidelity Institutional Money Market
Government Portfolio - Class I	0.01	%(c)	1,784,806	1,784,806

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The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2015

	Yield		Principal Amount	Value (Note 2)
SHORT TERM INVESTMENTS (continued)
U.S. TREASURY BILLS (5.12%)
U.S. Treasury Bill, 12/10/2015	0.14	%(d)	$5,800,000	$5,797,303

TOTAL SHORT TERM INVESTMENTS
(Cost $7,579,826)				7,582,109

TOTAL INVESTMENTS (99.70%)
(Cost $87,539,106)				$113,000,425

Other Assets In Excess Of Liabilities (0.30%)				341,896

NET ASSETS (100.00%)				$113,342,321

(a)	Non-Income Producing Security.
(b)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(c)	Represents the 7-day yield.
(d)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Common Abbreviations:

ADR - American Depositary Receipt.

AID - Agency for International Development.

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for limited liability company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designated corporations in various countries, mostly those employing civil law. This translates literally in all languages mentioed as anonymous company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2015	21

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities
April 30, 2015

ASSETS
Investments, at value	$113,000,425
Dividends and interest receivable	426,029

Total assets	113,426,454

LIABILITIES
Payable for shares redeemed	11,159
Payable to adviser	72,974

Total liabilities	84,133

NET ASSETS	$113,342,321

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$85,360,272
Accumulated net investment income	63,074
Accumulated net realized gain on investments	2,457,656
Net unrealized appreciation on investments	25,461,319

NET ASSETS	$113,342,321

INVESTMENTS, AT COST	$87,539,106

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$16.75
Shares of beneficial interest outstanding	6,765,442

See Notes to Financial Statements.

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The Disciplined Growth Investors Fund	Statement of Operations

For the Year Ended April 30, 2015
INVESTMENT INCOME
Dividends	$791,782
Foreign taxes withheld	(6,929)
Interest	588,860
Total investment income	1,373,713

EXPENSES
Investment advisory fees (Note 6)	772,421
Total expenses	772,421
NET INVESTMENT INCOME	601,292

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,893,527
Net change in unrealized appreciation on investments	8,397,596
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	11,291,123
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,892,415

See Notes to Financial Statements.

Annual Report | April 30, 2015	23

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
OPERATIONS
Net investment income	$601,292	$364,119
Net realized gain on investments	2,893,527	359,277
Net change in unrealized appreciation on investments	8,397,596	9,603,782
Net increase in net assets resulting from operations	11,892,415	10,327,178

DISTRIBUTIONS (Note 3)
From net investment income	(550,583)	(381,779)
From net realized gains on investments	(709,544)	(278,995)
Net decrease in net assets from distributions	(1,260,127)	(660,774)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	27,552,615	13,673,561
Issued to shareholders in reinvestment of distributions	1,251,789	656,043
Cost of shares redeemed, net of redemption fees	(12,834,981)	(4,222,784)
Net increase from capital share transactions	15,969,423	10,106,820

Net increase in net assets	26,601,711	19,773,224

NET ASSETS
Beginning of period	86,740,610	66,967,386
End of period*	$113,342,321	$86,740,610

*Including accumulated net investment income of:	$63,074	$5,773

OTHER INFORMATION
Share Transactions
Issued	1,694,271	938,053
Issued to shareholders in reinvestment of distributions	75,504	45,106
Redeemed	(779,232)	(293,031)
Net increase in share transactions	990,543	690,128

See Notes to Financial Statements.

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The Disciplined Growth Investors Fund	Financial Highlights
For a share outstanding during the periods presented

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period August 12, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$15.02	$13.17	$12.13	$10.00

INCOME FROM OPERATIONS
Net investment income(a)	0.10	0.07	0.11	0.05
Net realized and unrealized gain on investments	1.83	1.90	1.09	2.11
Total from investment operations	1.93	1.97	1.20	2.16

DISTRIBUTIONS
From net investment income	(0.09)	(0.07)	(0.11)	(0.03)
From net realized gain on investments	(0.11)	(0.05)	(0.05)	–
Total distributions	(0.20)	(0.12)	(0.16)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–	–	–	–

INCREASE IN NET ASSET VALUE	1.73	1.85	1.04	2.13
NET ASSET VALUE, END OF PERIOD	$16.75	$15.02	$13.17	$12.13

TOTAL RETURN	12.87%	15.02%	9.93%	21.65%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$113,342	$86,741	$66,967	$35,678

RATIOS TO AVERAGE NET ASSETS
Expenses	0.78%	0.78%	0.78%	0.77%(c)
Net investment income	0.61%	0.47%	0.90%	0.60%(c)

PORTFOLIO TURNOVER RATE	14%	10%	10%	6%(b)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not annualized.
(c)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2015	25

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2015

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2015, the Trust had 30 registered funds. This annual report describes the Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer

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The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2015

broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$78,820,630	$–	$–	$78,820,630
Asset/Mortgage Backed Securities	–	166,240	–	166,240
Corporate Bonds	–	25,786,346	–	25,786,346
Foreign Government Bonds	–	527,958	–	527,958
Government & Agency Obligations	–	117,142	–	117,142
Short Term Investments
Money Market Fund	1,784,806	–	–	1,784,806
U.S. Treasury Bills	–	5,797,303	–	5,797,303
TOTAL	$80,605,436	$32,394,989	$–	$113,000,425

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

Annual Report | April 30, 2015	27

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2015

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2015, the Fund did not have any securities that used unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to minor differences between book and tax characterizations of paydown transactions.

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The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2015

The reclassifications as of April 30, 2015 were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Disciplined Growth Investors Fund	$–	$6,592	$(6,592)

Tax Basis of Investments: As of April 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Disciplined Growth Investors Fund
Gross appreciation
(excess of value over tax cost)	$26,926,613
Gross depreciation
(excess of tax cost over value)	(1,465,294)

Net unrealized appreciation	$25,461,319

Cost of investments for income tax purposes	$87,539,106

Components of Earnings: As of April 30, 2015, components of distributable earnings were as follows:

Undistributed ordinary income	$275,908
Accumulated capital gains	2,244,822
Net unrealized appreciation on investments	25,461,319

Total	$27,982,049

Capital Losses: As of April 30, 2015, the Fund has no accumulated capital loss carryforwards.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2015, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$576,515	$683,612

The tax character of distributions paid during the year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$381,779	$278,995

Annual Report | April 30, 2015	29

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2015

4. SECURITIES TRANSACTIONS

During the year ended April 30, 2015, equity holdings, asset/mortgage backed securities, fixed income securities and U.S. Treasury Notes were transferred in-kind. The intent of the transfers was to save on equity transaction costs both for the new shareholders at the institution they transferred from and for the Fund on the addition of assets. The assets of two separate accounts were transferred-in-kind into the Fund in the amount of $6,677,711.

The cost of purchases and proceeds from sales of securities (excluding short-term securities, transfers-in-kind, and U.S. Government Obligations) during the year ended April 30, 2015, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$18,123,626	$13,099,403

Investment transactions in U.S. government and agency securities (excluding transfers-in-kind) for the year ended April 30, 2015 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$–	$75,000

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the years ended April 30, 2015 and April 30, 2014, the Fund did not receive any redemption fees.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Disciplined Growth Investors, Inc. (the “Adviser” or “DGI”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. DGI manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets.

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The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2015

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $2,847 for the year ended April 30, 2015.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administrative Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee is included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee is included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2015	31

The Disciplined Growth Investors Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Disciplined Growth Investors Fund (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from August 12, 2011 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Disciplined Growth Investors Fund of Financial Investors Trust, as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from August 12, 2011 (inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2015

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The Disciplined Growth Investors Fund	Additional Information
April 30, 2015 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

Dividend Received Deduction	78.17%
Qualified Dividend Income	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Disciplined Growth Investors Fund designated $683,612 as long-term capital gain dividends.

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

Annual Report | April 30, 2015	33

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2015 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-DGI-Fund.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	30	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Annual Report | April 30, 2015	35

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

36	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	35	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2015	37

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2015 (Unaudited)

    OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Chief Financial Officer of The Arbitrage Funds.
David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust, ALPS ETF Trust and Westcore Trust.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

38	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Intentionally Left Blank

EMERALD MUTUAL FUNDS

DRIVEN BY RESEARCH

Emerald Growth Fund
Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX
Emerald Insights Fund
Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX
Emerald Banking and Finance Fund
Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

ANNUAL REPORT

APRIL 30, 2015

Emerald Growth Fund	Manager Commentary
April 30, 2015 (Unaudited)

April 30, 2015

Dear Shareholders:

Investment Results

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the twelve months ended April 30, 2015, reflected a gain of 18.38% outpacing the Russell 2000 Growth Index(1) which gained 14.65%.

Although total returns for small capitalization growth stocks as represented by the Russell 2000 Growth Index were attractive for the full period, the first six months of the fiscal year were generally more challenging than the most recent six months. For the full calendar year 2014, small capitalization stocks trailed large caps by the widest margin since 1998 as declining oil prices, the rising dollar, consternation over the timing and trajectory of rate increases, and growing concerns regarding global growth and slowing rates of inflation weighed collectively on investor’s appetites for risk assets. “Four Down But Not Out Small Caps”, Forbes magazine March 2, 2015. As summer turned to fall, small capitalization stock performance started to improve, with the Russell 2000 Growth index advancing 10.06% in the final quarter of 2014. The resurgence in small capitalization leadership that began in the fourth calendar quarter of 2014 carried into early 2015, with the Russell 2000 Growth index gaining 3.49% during the first four months of the year as a strong earnings season across the Russell 2000 universe driven by a combination of more domestic exposure, conversely less currency exposure, less energy exposure and more innovation collectively drove strong earnings growth, propelling the index higher.

Investment Analysis

The Emerald Growth Fund outperformed its benchmark for the trailing 12-month period ended April 30, 2015. At the sector level relative outperformance was driven by stock selection within the healthcare, financial services and technology sectors. Outperformance in the aforementioned was modestly offset by relative underperformance within the consumer discretionary, producer durables and consumer staples sectors.

The healthcare sector represented the largest source of relative outperformance for the portfolio. Stock selection within the biotechnology and healthcare facilities industries was the largest driver of the relative outperformance. The portfolio was able to participate in and benefit from the resurgence in drug development, specifically in the area of rare diseases. While the healthcare sector and the biotechnology industry specifically has been an area of strong relative performance for the market and the Emerald portfolio for the last three years, Emerald continues to be positive on the outlook for the industry as those companies demonstrating clinical successes continue to be rewarded.

The portfolio also experienced a positive contribution to return within the financial services and technology sectors driven by relative outperformance within the banking, insurance, software and electronics industries.

This outperformance was partially offset by relative underperformance within the consumer discretionary, producer durables and consumer staples sectors. Stock selection within consumer discretionary and producer durables weighed on relative performance as holdings within the apparel, leisure, and construction industries underperformed relative to expectations. Relative performance within the consumer staples sector was challenged predominantly as a result of the portfolio’s underweight position relative to the benchmark.

Exiting April 2015, the portfolio has the largest relative active exposures to the financial services and technology sectors. Within the financial services sector, the banking industry remains a key area of focus. The technology sector is also an area of emphasis within the portfolios driven by a broad set of opportunities including security and mobile gaming, as well as data center and network infrastructure spending. Non-residential construction remains a key theme within the portfolio, reflecting Emerald’s belief that the improvement in non-residential construction growth that began during 2014 will continue and potentially accelerate in 2015, as fundamentals outside of the energy patch look increasingly attractive. The portfolio’s exposure to non-residential construction spans sectors with exposures reflected in holdings within the producer durables and materials sectors, with investments in engineering and construction, building materials and glass industries. Emerald is similarly enthusiastic regarding the opportunity within the healthcare sector. While the portfolio’s level of active exposure has fluctuated over the last few years, Emerald has remained unwavering in its view regarding the breadth of opportunity within the healthcare sector. Innovation within healthcare remains particularly robust with innovative new therapies being developed to treat and potentially cure an increasing number of disease states, advancements in medical devices within orthopedics, cardiology and oxygen markets to name a few, as well diagnostics and services. While the healthcare sector in aggregate has been an outperformer over the last three years, we believe that successful execution will continue to be rewarded.

Annual Report | April 30, 2015	1

Emerald Growth Fund	Manager Commentary
April 30, 2015 (Unaudited)

Market Outlook

What is it about the first quarter? For the second consecutive year, first quarter U.S. economic growth has tracked materially below trend. The Atlanta Federal Reserve GDPNow forecasting model estimates that as of April 2, 2015 first quarter Gross Domestic Product (“GDP”) is currently tracking at a very modest 0.1% seasonally adjusted rate of growth, representing a meaningful sequential deceleration from the fourth quarter. It appears that another tough winter, a strengthening dollar and delays at the West Coast ports collectively conspired to restrain first quarter economic growth. Earnings estimates, as a result, have been moving lower as a reflection of slowing domestic economic growth, the rising dollar and lower oil prices. Earnings estimates for the S&P 500(2) have been hit particularly hard. According to a recent report from Bank of America Merrill Lynch, given the aforementioned headwinds, the organization has revised its earnings expectation for the S&P 500 and now anticipates aggregate earnings for the index to decline approximately 1.7% this year, representing the first year of negative Earnings Per Share (“EPS”) growth for the S&P 500 since 2009. While not yet consensus, the revision is reflective of the headwinds facing large U.S. multinationals. The question the market will be trying the answer over the coming weeks is whether this “recession in earnings growth” is temporary or something more durable likely resulting in greater short-term market volatility.

Admittedly, at this stage it is difficult to ascertain whether the current U.S. economic slowdown is a result of the transient factors discussed above or if there is something larger at play. From Emerald’s perspective, the economy feels very reminiscent of the first quarter of 2014 where the slowdown, while more severe than anticipated, proved temporary, with economic growth subsequently accelerating throughout the year. We believe we could see a similar scenario play out this year given the potential for a reemergence of discretionary spend by the U.S. consumer, an improving outlook for Eurozone economic growth, stabilizing growth in China and a dollar which may have already peaked.

If we are correct and domestic economic growth reaccelerates, this should provide a tailwind to small capitalization revenue and earnings growth, both on a relative and absolute basis. Given that small capitalization stocks’ revenue mix is skewed toward domestic sources, these companies theoretically should be more insulated from currency pressures, and as a result earnings growth for the Russell 2000 should continue to substantially outpace the rate of earnings growth for the S&P 500. This was certainly the case in the first quarter, with revenue and earnings growth for small capitalization stocks pacing at 9.9% and 14.8% respectively, significantly ahead of the 1.7% revenue growth and 5.4% EPS growth posted by the larger capitalization peers, according to the February 24, 2015 report from Bank of America Merrill Lynch’s Small-Cap Strategist, Steven DeSanctis.

At this point, none of the concerns discussed above appear to be changing the Fed’s policy outlook which we believe continues to point to a rate increase sometime during 2015. Given the significant slowdown in first quarter economic growth, and inflation remaining subdued, Emerald continues to believe that the Federal Reserve is likely to remain patient, erring on the side of caution, and preferring to follow the trend (whether that be jobs or inflation) rather than anticipate it. That being said, if the Federal Reserve is able to maintain its current trajectory, the tightening will only be in response to strong domestic growth, which has historically been positively correlated(3) to small capitalization performance. We see no reason why that should not be the case today.

As always, Emerald remains focused on utilizing its fundamental bottom-up research process to identify some of the best growth opportunities within the small capitalization universe.

Top Contributors	Top Detractors
Bluebird Bio, Inc.	Magnum Hunter Resources Corporation
Proofpoint, Inc.	Penn Virginia Corporation
Alnylam Pharmaceuticals, Inc.	Channeladvisor Corporation
EPAM Systems, Inc.	Sarepta Therapeutics, Inc.
Acadia Healthcare Company, Inc.	Tutor Perini Corporation

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
April 30, 2015 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisors Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

(1)

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(2)

Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

(3)

Correlation is a statistical measure of how an index moves in relation to another index or model portfolio. A correlation ranges from -1 to 1. A correlation of 1 means the two indexes have moved in lockstep with each other. A correlation of -1 means the two indexes have moved in exactly the opposite direction.

Annual Report | April 30, 2015	3

Emerald Growth Fund	Manager Commentary
April 30, 2015 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*

Spirit Airlines, Inc.	2.31%

Apogee Enterprises, Inc.	2.11%

EPAM Systems, Inc.	2.03%

Acadia Healthcare Co., Inc.	1.94%

Imperva, Inc.	1.82%

Bank of the Ozarks, Inc.	1.73%

Trex Co., Inc.	1.56%

Astronics Corp.	1.44%

IPG Photonics Corp.	1.44%

Proofpoint, Inc.	1.43%

Top Ten Holdings	17.81%

INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)

Technology	23.49%

Health Care	22.04%

Financial Services	15.51%

Consumer Discretionary	15.08%

Producer Durables	11.68%

Materials & Processing	5.30%

Energy	2.17%

Utilities	1.23%

Consumer Staples	0.19%

Cash, Cash Equivalents, & Other Net Assets	3.31%

* Holdings are subject to change.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2015)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2015)

					Since	Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception[1]	Gross[2]	Net[2]
Class A (NAV)	18.38%	17.64%	17.47%	11.22%	11.58%	1.31%	1.29%
Class A (MOP)	12.78%	15.74%	16.33%	10.67%	11.34%	1.31%	1.29%
Russell 2000® Growth Index†	14.65%	17.22%	14.94%	10.41%	8.29%
Class C (NAV)	17.58%	16.87%	16.70%	10.55%	5.84%	1.96%	1.94%
Class C (CDSC)	16.58%	16.87%	16.70%	10.55%	5.84%	1.96%	1.94%
Russell 2000® Growth Index†	14.65%	17.22%	14.94%	10.41%	4.55%
Investor Class	18.37%	17.61%	–	–	13.73%	1.34%	1.34%
Russell 2000® Growth Index†	14.65%	17.22%	14.94%	10.41%	11.78%
Institutional Class	18.77%	17.99%	17.82%	–	18.32%	1.00%	0.99%
Russell 2000® Growth Index†	14.65%	17.22%	14.94%	10.41%	17.13%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
April 30, 2015 (Unaudited)

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Class Institutional: 10/21/2008, Class Investor: 05/01/2011

[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2015 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2015, without the approval by the Fund’s Board of Trustees. Ratios as of the Prospectus dated August 31, 2014 and may differ from the ratios presented in the Financial Highlights.

†

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An Investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2015	5

Emerald Insights Fund	Manager Commentary
April 30, 2015 (Unaudited)

April 30, 2015

Dear Shareholder:

Investment Results

The performance of the Emerald Insights Fund’s Class A shares (without sales load), for the nine months since the Fund’s inception reflected a gain of 9.80%, trailing the Russell Mid Cap Growth Index(1) benchmark by 3.69%. The temporarily unallocated cash from the Fund’s initial inflows had a negative impact on initial performance and was responsible for some of the Fund’s underperformance during our inaugural quarters.

After a tough inception in 2014, the Insights Fund rebounded strongly in the first quarter 2015 on the back of strong healthcare, energy, and technology stock performance. Mid-cap growth equities as an asset class posted robust returns vs. large caps and trailed only small cap growth equities as the best performing traditional equity asset class during the quarter. Russell Investments, “Small Cap Perspectives”, March 31, 2015. Russell Mid-Cap Growth Index performance was driven primarily by healthcare and technology sector performance, as these more traditional growth sectors outperformed on the investor expectations of continued accommodative global monetary policies, low inflation, dollar strength, and significant M&A (particularly biotech and pharma).

Investment Analysis

While the returns for the Insights Fund since inception are nicely positive, our first nine months could be described as participating in two distinctly different investment markets. The fund underperformed in the latter half of 2014 as the market favored lower growth, low interest rate dependent, higher capitalization companies within the benchmark – not the smaller, higher growth names targeted by the Insights Fund. The first four months of 2015, however, saw traditional growth-oriented names return to favor and the Fund’s continued conviction in high-growth, well-positioned names benefited performance. As a research-driven manager, stock selection always plays a vital role in the Fund’s performance – typically more-so than sector allocation. Since inception, stock selection within healthcare and technology were the largest contributors, while stock selection within the materials and energy sectors were the largest detractors.

Three healthcare names in particular, generated strong positive performance. Horizon Pharmaceuticals – a specialty biopharmaceutical company, Intrexon – a leader in the field of synthetic biology, and Alnylam Pharmaceuticals – a developer of therapeutics based on RNA interference, all contributing to our healthcare outperformance. Palo Alto Networks contributed to outperformance in the Technology sector, while a number of energy-related holdings, particularly U.S. Silica Holdings – a producer of commercial silica “frack sand”, detracted from sector performance.

Market Outlook

The Emerald Mid-Cap team has been steadfastly bullish about the US economy and growth stocks in general for the past five years. There are a currently a number of factors that cause us to maintain our bullish stance regarding mid-cap equities: while valuations have appreciated, they remain attractive vs. bonds (particularly for growth asset classes); global growth is likely to surprise to the upside; S&P 500(2) ex-energy earnings expectations remain reasonably solid; strong corporate stock buybacks; and debt indicators which suggest a continued upswing in business investment and business lending. We do, however, remain keenly focused on threats to stock market performance that could cause us to become more bearish on the direction of equities.

In 2014, we positioned portfolios for a global reflation(3) trade, a trade that never came to fruition, leading to our (and most active managers’) underperformance. This year, we have been more measured in our implementation of this trade related to portfolio positioning. We have reduced our energy weighting, and the remaining names are better capitalized. We have maintained our overweight in biotech and pharma, but selectively reduced names that have experienced hyperbolic price moves during the first several months of the year. Our largest overweight is technology, where we expect to see materially increased spending on security, data management, and online services. Technology has tended to do well around rate hikes and benefits from our expectations about increased capital spending. We remain overweight banks and airlines – banks, for the expected economic growth and rate increases contributing to loan growth and net interest margins; and airlines, given limited capacity additions and fuel cost benefits. Airlines have been weak recently after very strong second half of 2014, but we expect that weakness to reverse when energy prices stabilize, and when investors come to realize the true earnings power of selected growth airlines. We are modestly overweight consumer discretionary as we still see companies benefiting from declining energy prices and a larger consumer pocketbook. We remain underweight consumer staples, REITs, and utilities, given our expectations around the reflation trade and those sectors’ relatively high valuations given limited growth.

While it is certainly the case that market fluctuations are an ever present reality, one constant is Emerald’s commitment to deep fundamental research and our investment in our research team. We think our time-tested approach to identifying companies capable of performing in most market environments should continue to provide our clients with above-average market returns in the long-term.

6	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
April 30, 2015 (Unaudited)

Top Five Contributors to Return	Top Five Detractors from Return
iShares Russell Mid-Cap Growth ETF	U.S. Silica Holdings, Inc.
Horizon Pharma plc	Penn Virginia Corporation
Intrexon Corporation	Patterson-UTI Energy, Inc.
Alnylam Pharmaceuticals, Inc.	Chicago Bridge & Iron. NV
Palo Alto Networks, Inc.	Wynn Resorts, Limited

David A. Volpe, CFA	Joseph W. Garner	Stephen L. Amsterdam
Deputy Chief Investment Officer	Associate Portfolio Manager	Associate Portfolio Manager
Portfolio Manager

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisors Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

(1)

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. As of June 30, 2014, the Russell Midcap Growth Index included securities issued by companies that ranged in size between $2.2 billion and $27.1 billion. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(2)

Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

(3)	Reflation is a fiscal or monetary policy, designed to expand a country’s output and curb the effects of deflation.

Annual Report | April 30, 2015	7

Emerald Insights Fund	Manager Commentary
April 30, 2015 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*
iShares® Russell Mid-Cap Growth ETF	10.07%

Affiliated Managers Group, Inc.	2.10%

Intrexon Corp.	2.05%

Fortinet, Inc.	2.01%

PacWest Bancorp	2.01%

Jarden Corp.	1.83%

Southwest Airlines Co.	1.79%

Wabtec Corp.	1.76%

Jack in the Box, Inc.	1.64%

Eagle Materials, Inc.	1.63%

Top Ten Holdings	26.89%

INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)
Consumer Discretionary	23.71%

Technology	17.53%

Health Care	11.55%

Financial Services	10.18%

MUTUAL FUNDS/ETF’S - Equity	10.07%

Producer Durables	9.67%

Energy	6.03%

Consumer Staples	3.11%

Materials & Processing	2.95%

Utilities	0.36%

Cash, Cash Equivalents, & Other Net Assets	4.84%

* Holdings are subject to change.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2015)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2015)

				Expense Ratio
	1 Month	YTD	Since Inception[1]	Gross[2]	Net[2]
Class A (NAV)	-1.88%	7.54%	9.80%	1.89%	1.35%
Class A (MOP)	-6.55%	2.43%	4.57%	1.89%	1.35%
Class C (NAV)	-1.89%	7.37%	9.20%	2.54%	2.00%
Class C (CDSC)	-2.87%	6.37%	8.20%	2.54%	2.00%
Investor Class	-1.88%	7.56%	9.60%	1.94%	1.40%
Institutional Class	-1.79%	7.74%	10.00%	1.59%	1.05%
Russell MidCap Growth Index†	-0.70%	4.64%	13.49%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Date – August 1, 2014.

[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed  contractually to waive a portion of its fees and reimburse other expenses until August 31, 2015 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent

8	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
April 30, 2015 (Unaudited)

that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2015, without the approval by the Fund’s Board of Trustees. Ratios as of the Prospectus dated July 31, 2014 and may differ from the ratios presented in the Financial Highlights.

†

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. As of June 30, 2014, the Russell Midcap Growth Index included securities issued by companies that ranged in size between $2.2 billion and $27.1 billion. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2015	9

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2015 (Unaudited)

April 30, 2015

Dear Shareholder:

Investment Results

The Emerald Bank & Finance Fund outperformed the Russell 2000 Index(1) for the 12 months ended April 30, 2015, returning +10.49% vs. 9.71% for the Index, though performing slightly less than the Russell 2000 Financial Services Index(2) which returned 10.93%. During the second half of the fiscal year, the SNL Small Cap U.S. Bank & Thrift Index(3) gained 1.16% versus a 4.40% gain delivered by the Standard & Poor’s 500 Index(4) and a gain of 4.65% for the Russell 2000 Index. The Emerald Banking and Finance Fund Class A (without sales load) however outperformed the Russell 2000 Index and the Standard & Poor’s 500 Index, having posted a 5.25% return.

The general consensus seems to be that the Federal Reserve (the “FED”) will slowly raise rates beginning in the second half of calendar 2015. In fact, we are aware of a number of banks that have increased their earnings guidance in anticipation of an increase in rates in the second half of 2015. Emerald believes this will expand the attractiveness of our bank and thrift holdings as the profitability of these banking models will be greatly increased. Loan growth has been exceptional in many of our holdings, and if we see greater spread income (the difference between the cost of deposits and the average lending rate for borrowers), the banks’ earnings estimates would have to be increased.

Investment Analysis

Loan growth trends for small community banks and thrifts have been strong in the first six months of 2015. In fact, the first quarter loan growth results for calendar 2015 were better than expected in what is usually a seasonally slow quarter and we believe that loan pipelines remain healthy. Earnings in the first quarter of 2015 also benefited from increased mortgage activity, driven by refinance volume, which we believe is likely to provide additional support as we enter the spring selling season.

Banks continued to deal with pressure on net interest margins in the first half of the year. We believe that net interest margin compression will continue in the second half of 2015 but at a slower pace. The big question remains however, when will interest rates begin to rise and if there is no move in rates/shape of the yield curve, can banks drive additional operating leverage?

As energy prices plummeted in the fiscal first half of the year, we have been monitoring energy loan portfolios closely. As anticipated, we have seen risk ratings being downgraded and energy related provisions increasing but we have seen very little energy charge offs and those we have witnessed have been related to the “servicers”. Management teams have informed us that energy borrowers have been working hard to navigate the reduced pricing environment through operational and balance sheet optimization. While we have not seen large amounts of charge offs related to energy loans, we have seen a substantial slow-down in the growth of bank energy loan portfolios as pay-downs have increased as borrowers attempt to remain in compliance with covenants.

We also would note an increase in branch optimization in the first half of the fiscal year as well as healthy merger and acquisition activity. According to (SNL Financial Data Dispatch, 4/28/2015), the U.S. saw 332 net bank and thrift branch closures in the first quarter of 2015 as banks continue to trim costs. For 2015, as of April 30, SNL counted 88 deal announcements in the banking sector with an aggregate disclosed deal value of $8.81 billion and a median price-to-tangible book ratio of 142.82%. During the same period in 2014, the sector saw 81 deal announcements with an aggregate disclosed deal value of $3.51 billion and a median price-to-tangible book ratio of 137.96%. (SNL Financial Data Dispatch, Bank M&A 2015 Deal Tracker, 5/6/2015)

Market Outlook

Recent comments by Federal Reserve Vice Chairman Fischer seem to have confirmed the outlook for an increase in the Fed Funds target range in 2015, while the FOMC removed “patient” from its guidance on the timing of its initial increase. General consensus is that the Fed will slowly raise rates beginning in the second half of 2015 and continue raising rates through 2016. We believe that the Fed will begin raising rates in the third quarter of 2015 by 25 basis points(5) and will continue to raise rates by 25 basis points per calendar quarter through year end 2016. Currently most banks that we meet with claim to be asset sensitive to some degree and thus well positioned for a rising rate environment. The “wild card” in our opinion will be deposits. The cost of deposits have been at historically low rates for a prolonged period of time and no one really knows what will happen as rates rise from such a low base. We believe that Banks should be taking some short term pain and paying a bit more to lock in longer term funding at these historically low rates. While a steepening yield curve can be a positive catalyst for bank stocks, particularly if it is a precursor to stronger economic activity, we believe an increase in short-term rates will be more beneficial to revenue and EPS growth. The one-month and three-month LIBOR rates, which are tied to banks’ variable rate commercial and industrial (C&I) loans, have remained essentially flat since the end of 2013 and are near absolute lows. We believe these short term rates are highly correlated(6) with the effective Fed Fund rate. With the consensus and our expectations for an initial increase in the Fed Fund rate in the fall of 2015, we believe one and three-month LIBOR rates will begin to rise in the second half of 2015. Thus leading to increased earnings growth for the bank sector.

10	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2015 (Unaudited)

We believe that the market remains in the early stages of a long term recovery in bank stocks and remain confident in our expectations for improved fundamentals and continued consolidation amongst the small-to-mid capitalization bank and thrift stocks. With the first half of the fiscal year behind us, our focus remains on companies capable of producing above average organic growth, relatively stable net interest margins, and improving earnings power aided by lower efficiency ratios, with potential for accretive M&A activity. This type of “stock pickers market” falls directly into the strengths of Emerald’s Ten Step Research Process and this combined with any increase in short term interest rates which are more directly beneficial to revenue growth at community banks as many variable rate C&I loans are indexed off short term LIBOR will provide momentum for the Emerald Banking and Finance Fund in 2015.

Top Five Contributors to Return Included	Top Five Detractors to Return Included
Bank of the Ozarks, Inc.	Independent Bank Group, Inc.
AmTrust Financial Services Inc.	Texas Capital Bancshares, Inc.
PacWest Bancorp	Flagstar Bancorp, Inc.
Diamond Resorts International, Inc.	On Deck Capital, Inc.
SVB Financial Group	Meta Financial Group, Inc.

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisors Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The	Emerald Banking and Finance Fund is distributed by ALPS Distributors, Inc.

(1)

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

(2)

Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(3)

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE MKT, NASDAQ, OTC) Banks and Thrifts in SNL’s coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of May 19, 2015.

(4)

Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

(5)	Basis Point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

(6)

Correlation is a statistical measure of how an index moves in relation to another index or model portfolio. A correlation ranges from -1 to 1. A correlation of 1 means the two indexes have moved in lockstep with each other. A correlation of -1 means the two indexes have moved in exactly the opposite direction.

Annual Report | April 30, 2015	11

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2015 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*

Bank of the Ozarks, Inc.	3.59%

California Republic Bancorp	3.38%

PacWest Bancorp	3.22%

Signature Bank	2.98%

SVB Financial Group	2.83%

ConnectOne Bancorp, Inc.	2.55%

Customers Bancorp, Inc.	2.45%

FCB Financial Holdings, Inc., Class A	2.21%

BankUnited, Inc.	2.18%

Eagle Bancorp, Inc.	2.15%

Top Ten Holdings	27.54%

INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)

Banks: Diversified	74.28%

Banks: Savings, Thrift & Mortgage Lending	7.56%

Commercial Banks	5.30%

Insurance: Property-Casualty	3.15%

Diversified Financial Services	2.64%

Consumer Lending	1.81%

Real Estate Investment Trusts (REITs)	1.31%

Insurance	0.90%

Financial Data & Services	0.60%

Asset Management & Custodian	0.54%

Real Estate Management & Development	0.49%

Commercial Finance & Mortgage Companies	0.43%

Securities Brokerage & Services	0.17%

Cash, Cash Equivalents, & Other Net Assets	0.82%

* Holdings are subject to change.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2015)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2015)

					Since	Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception[1]	Gross[2]	Net[2]
Class A (NAV)	10.49%	19.37%	12.90%	3.88%	8.43%	1.72%	1.72%
Class A (MOP)	5.25%	17.44%	11.81%	3.38%	8.14%	1.72%	1.72%
Russell 2000® Index†	9.71%	15.87%	12.73%	9.18%	8.18%
Russell 2000® Financial Services TR Index††	10.93%	15.74%	11.53%	5.68%	8.33%
Class C (NAV)	9.77%	18.60%	12.20%	3.24%	8.59%	2.38%	2.38%
Class C (CDSC)	8.77%	18.60%	12.20%	3.24%	8.59%	2.38%	2.38%
Russell 2000® Index†	9.71%	15.87%	12.73%	9.18%	7.37%
Russell 2000® Financial Services TR Index††	10.93%	15.74%	11.53%	5.68%	9.39%
Investor Class	10.52%	19.37%	11.92%	–	12.89%	1.69%	1.69%
Russell 2000® Index†	9.71%	15.87%	12.73%	9.18%	13.60%
Russell 2000® Financial Services TR Index††	10.93%	15.74%	11.53%	5.68%	12.59%
Institutional Class	10.88%	19.79%	–	–	19.24%	1.37%	1.37%
Russell 2000® Index†	9.71%	15.87%	12.73%	9.18%	14.37%
Russell 2000® Financial Services TR Index††	10.93%	15.74%	11.53%	5.68%	15.01%

12	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2015 (Unaudited)

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Class Institutional: 03/19/2012, Class Investor: 03/16/2010

[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2014 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2014, without the approval by the Fund’s Board of Trustees. Ratios as of the Prospectus dated August 31, 2014 and may differ from the ratios presented in the Financial Highlights.

†

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

††

The Russell 2000® Financial Services TR Index is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2015	13

Emerald Funds	Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period November 1, 2014 through April 30, 2015.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Emerald Growth Fund	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Expense Ratio(a)	Expense Paid During Period 11/01/14 - 4/30/15(b)
Class A
Actual	$ 1,000.00	$ 1,114.90	1.29%	$ 6.76
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.29%	$ 6.46

Class C
Actual	$ 1,000.00	$ 1,110.80	1.94%	$ 10.15
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.17	1.94%	$ 9.69

Institutional Class
Actual	$ 1,000.00	$ 1,116.40	0.99%	$ 5.20
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.89	0.99%	$ 4.96

Investor Class
Actual	$ 1,000.00	$ 1,115.20	1.20%	$ 6.29
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.84	1.20%	$ 6.01

14	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

Emerald Insights Fund	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Expense Ratio(a)	Expense Paid During Period 11/01/14 - 4/30/15(b)
Class A
Actual	$ 1,000.00	$ 1,075.40	1.35%	$ 6.95
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.10	1.35%	$ 6.76

Class C
Actual	$ 1,000.00	$ 1,072.70	2.00%	$ 10.28
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.88	2.00%	$ 9.99

Institutional Class
Actual	$ 1,000.00	$ 1,076.40	1.05%	$ 5.41
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.59	1.05%	$ 5.26

Investor Class
Actual	$ 1,000.00	$ 1,075.60	1.40%	$ 7.20
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.85	1.40%	$ 7.00

Emerald Banking and Finance Fund	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Expense Ratio(a)	Expense Paid During Period 11/01/14 - 4/30/15(b)
Class A
Actual	$ 1,000.00	$ 1,052.90	1.60%	$ 8.14
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.86	1.60%	$ 8.00

Class C
Actual	$ 1,000.00	$ 1,049.70	2.25%	$ 11.43
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.64	2.25%	$ 11.23

Institutional Class
Actual	$ 1,000.00	$ 1,055.00	1.25%	$ 6.37
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26

Investor Class
Actual	$ 1,000.00	$ 1,053.40	1.52%	$ 7.74
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.26	1.52%	$ 7.60

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2015	15

Emerald Growth Fund	Schedule of Investments
April 30, 2015

Shares		Value (Note 2)
COMMON STOCKS: 96.69%
Consumer Discretionary: 15.09%
188,880	American Eagle Outfitters, Inc.	$3,005,081
57,152	Black Diamond, Inc.(a)	514,940
86,890	Brunswick Corp.	4,347,976
38,040	Burlington Stores, Inc.(a)	1,961,723
281,770	Chegg, Inc.(a)	2,093,551
207,410	Christopher & Banks Corp.(a)	1,232,015
103,793	Chuy’s Holdings, Inc.(a)	2,347,798
89,087	Dave & Buster’s Entertainment, Inc.(a)	2,808,022
215,488	Diversified Restaurant Holdings, Inc.(a)	786,531
52,180	Ethan Allen Interiors, Inc.	1,263,800
39,559	Five Below, Inc.(a)	1,333,929
111,380	HomeAway, Inc.(a)	3,113,071
54,271	Jack in the Box, Inc.	4,709,095
70,319	Malibu Boats, Inc., Class A(a)	1,488,653
40,564	Marcus Corp.	785,725
158,133	MarineMax, Inc.(a)	3,491,577
19,670	Matthews International Corp., Class A	954,585
39,485	Pandora Media, Inc.(a)	704,412
53,042	Red Robin Gourmet Burgers, Inc.(a)	3,982,924
74,038	Rentrak Corp.(a)	3,509,401
87,550	Scientific Games Corp., Class A(a)	1,109,258
256,415	Sequential Brands Group, Inc.(a)	3,179,546
22,270	Steven Madden Ltd.(a)	868,975
94,465	Tilly’s, Inc., Class A(a)	1,260,163
		50,852,751

Consumer Staples: 0.19%
65,520	Inventure Foods, Inc.(a)	638,820

Energy: 2.18%
31,989	Diamondback Energy, Inc.(a)	2,641,332
128,540	Enphase Energy, Inc.(a)	1,615,748
19,890	Gulfport Energy Corp.(a)	973,417
82,980	Sanchez Energy Corp.(a)	1,218,976
73,880	Synergy Resources Corp.(a)	885,082
		7,334,555

Financial Services: 15.50%
42,921	AmTrust Financial Services, Inc.	2,552,512
56,223	Atlas Financial Holdings, Inc.(a)	1,037,314
150,424	Bank of the Ozarks, Inc.	5,830,434
25,380	Bofl Holding, Inc.(a)	2,330,138
87,000	California Republic Bancorp(a)	2,414,250
196,212	CoBiz Financial, Inc.	2,356,506
116,564	ConnectOne Bancorp, Inc.	2,240,360
77,033	Customers Bancorp, Inc.(a)	1,942,002
114,411	FCB Financial Holdings, Inc., Class A(a)	3,061,638
100,034	First NBC Bank Holding Co.(a)	3,519,196
118,203	Howard Bancorp, Inc.(a)	1,643,022
78,300	Ladder Capital Corp., REIT, Class A	1,373,382
61,410	LendingTree, Inc.(a)	3,379,392

Shares		Value (Note 2)
Financial Services (continued)
49,261	Marcus & Millichap, Inc.(a)	$1,742,854
28,125	National Commerce Corp.(a)	617,344
143,040	Opus Bank	4,477,152
78,444	Pacific Premier Bancorp, Inc.(a)	1,228,433
62,400	PacWest Bancorp	2,814,240
71,208	Peoples Bancorp, Inc.	1,651,314
14,740	Pinnacle Financial Partners, Inc.	702,361
18,257	South State Corp.	1,236,364
34,970	Virtu Financial, Inc., Class A(a)	748,008
172,860	Walker & Dunlop, Inc.(a)	3,308,541
		52,206,757

Health Care: 22.02%
24,230	Abaxis, Inc.	1,550,720
95,561	Acadia Healthcare Co., Inc.(a)	6,545,928
129,633	Adamas Pharmaceuticals, Inc.(a)	2,238,762
90,000	Akebia Therapeutics, Inc.(a)	690,300
76,691	Akorn, Inc.(a)	3,193,413
186,179	Amicus Therapeutics, Inc.(a)	1,872,961
100,450	AtriCure, Inc.(a)	2,210,904
27,370	Avalanche Biotechnologies, Inc.(a)	872,008
44,760	Bellicum Pharmaceuticals, Inc.(a)	1,073,345
18,040	Bluebird Bio, Inc.(a)	2,402,748
29,810	Cantel Medical Corp.	1,335,190
100,000	Catalyst Pharmaceutical Partners, Inc.(a)	316,000
57,101	Cepheid(a)	3,203,366
183,062	Depomed, Inc.(a)	4,258,022
24,319	Dicerna Pharmaceuticals, Inc.(a)	488,082
85,684	Horizon Pharma Plc(a)	2,409,434
80,587	Inogen, Inc.(a)	2,960,766
115,190	Insmed, Inc.(a)	2,308,408
11,320	Intercept Pharmaceuticals, Inc.(a)	2,861,809
106,479	Intrexon Corp.(a)	4,134,580
136,649	K2M Group Holdings, Inc.(a)	2,870,995
24,961	LDR Holding Corp.(a)	844,930
57,029	LeMaitre Vascular, Inc.	516,683
90,326	MacroGenics, Inc.(a)	2,584,227
39,110	Marinus Pharmaceuticals, Inc.(a)	347,297
103,410	Neurocrine Biosciences, Inc.(a)	3,525,247
104,524	Portola Pharmaceuticals, Inc.(a)	3,730,462
110,000	Presbia Plc(a)	880,000
5,883	Puma Biotechnology, Inc.(a)	1,062,352
18,412	Ultragenyx Pharmaceutical, Inc.(a)	1,038,989
57,960	Veeva Systems, Inc., Class A(a)	1,538,838
46,570	WellCare Health Plans, Inc.(a)	3,605,915
55,000	Zafgen, Inc.(a)	1,711,600
139,890	ZIOPHARM Oncology, Inc.(a)	1,232,431
46,640	ZS Pharma, Inc.(a)	1,775,585
		74,192,297

16	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments
April 30, 2015

Shares		Value (Note 2)
Materials & Processing: 5.30%
9,290	Acuity Brands, Inc.	$1,550,965
135,256	Apogee Enterprises, Inc.	7,117,171
27,750	Installed Building Products, Inc.(a)	577,478
85,000	Mueller Water Products, Inc., Class A	795,600
65,808	PolyOne Corp.	2,569,802
112,184	Trex Co., Inc.(a)	5,263,673
		17,874,689

Producer Durables: 11.70%
55,473	Adept Technology, Inc.(a)	338,940
72,174	Astronics Corp.(a)	4,858,032
13,760	Badger Meter, Inc.	856,147
95,258	FARO Technologies, Inc.(a)	3,794,126
62,491	H&E Equipment Services, Inc.	1,544,778
32,830	HEICO Corp.	1,833,227
181,493	Kforce, Inc.	4,127,151
110,002	Knoll, Inc.	2,504,746
40,790	Korn/Ferry International	1,286,109
75,000	Neff Corp., Class A(a)	885,000
114,662	Roadrunner Transportation Systems, Inc.(a)	2,805,779
113,673	Spirit Airlines, Inc.(a)	7,783,190
33,645	Tennant Co.	2,163,037
147,827	Tutor Perini Corp.(a)	3,133,932
52,040	Virgin America, Inc.(a)	1,495,630
		39,409,824

Technology: 23.48%
245,536	ARC Document Solutions, Inc.(a)	2,096,877
55,566	Cavium, Inc.(a)	3,600,121
158,890	ChannelAdvisor Corp.(a)	1,625,445
72,040	Ciena Corp.(a)	1,534,452
105,441	EPAM Systems, Inc.(a)	6,823,087
87,529	Everyday Health, Inc.(a)	1,073,106
68,212	Gigamon, Inc.(a)	2,007,479
571,357	Glu Mobile, Inc.(a)	3,862,373
192,570	GTT Communications, Inc.(a)	3,516,328
47,930	Guidewire Software, Inc.(a)	2,394,104
134,350	Imperva, Inc.(a)	6,129,047
92,524	Inphi Corp.(a)	1,984,640
54,819	IPG Photonics Corp.(a)	4,855,867
31,210	Methode Electronics, Inc.	1,325,177
138,305	Microsemi Corp.(a)	4,613,855
25,475	MicroStrategy, Inc., Class A(a)	4,639,507
167,540	Model N, Inc.(a)	1,968,595
20,027	PDF Solutions, Inc.(a)	361,888
122,720	Pixelworks, Inc.(a)	570,648
88,950	Proofpoint, Inc.(a)	4,801,521
133,627	Qlik Technologies, Inc.(a)	4,648,883
150,754	Reis, Inc.	3,426,638
72,720	Super Micro Computer, Inc.(a)	2,092,154
7,930	Synaptics, Inc.(a)	671,830

Shares		Value (Note 2)
Technology (continued)
75,810	Synchronoss Technologies, Inc.(a)	$3,478,163
105,856	Telenav, Inc.(a)	884,956
24,660	Ultimate Software Group, Inc.(a)	4,098,985
		79,085,726

Utilities: 1.23%
227,338	8x8, Inc.(a)	1,984,661
464,030	Vonage Holdings Corp.(a)	2,148,459
		4,133,120

	Total Common Stocks (Cost $257,988,812)	325,728,539

WARRANTS: 0.00%
41,894	Magnum Hunter Resources Corp., Strike Price $8.50 (Expiring 04/15/16)(a)	0

	Total Warrants (Cost $0)	0

SHORT TERM INVESTMENTS: 2.70%
9,098,235	Dreyfus Government Cash Management Fund - Institutional Class 0.010% (7-Day Yield)	9,098,235

	Total Short Term Investments (Cost $9,098,235)	9,098,235

Total Investments: 99.39% (Cost $267,087,047)		334,826,774

Other Assets In Excess Of Liabilities: 0.61%		2,052,684
Net Assets: 100.00%		$336,879,458

(a)	Non-income producing security.

Investment Abbreviations:

Ltd. - Limited.

Plc - Public limited company.

REIT - Real Estate Investment Trust.

Holdings are subject to change.

Annual Report | April 30, 2015	17

Emerald Growth Fund	Schedule of Investments
April 30, 2015

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

18	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments
April 30, 2015

Shares		Value (Note 2)
COMMON STOCKS: 84.15%
Consumer Discretionary: 23.70%
1,346	Avis Budget Group, Inc.(a)	$72,872
1,215	BorgWarner, Inc.	71,928
2,072	Brunswick Corp.	103,683
52	Chipotle Mexican Grill, Inc.(a)	32,310
449	Deckers Outdoor Corp.(a)	33,226
1,574	Foot Locker, Inc.	93,574
333	Harman International Industries, Inc.	43,416
2,351	Hilton Worldwide Holdings, Inc.(a)	68,085
2,804	HomeAway, Inc.(a)	78,372
1,013	HSN, Inc.	63,231
2,888	IMAX Corp.(a)	107,896
1,371	Jack in the Box, Inc.	118,962
2,588	Jarden Corp.(a)	132,454
3,618	Lions Gate Entertainment Corp.	112,194
1,022	McGraw Hill Financial, Inc.	106,595
4,418	Pandora Media, Inc.(a)	78,817
630	Polaris Industries, Inc.	86,285
509	Ross Stores, Inc.	50,330
901	Royal Caribbean Cruises Ltd.	61,322
570	Signet Jewelers Ltd.	76,454
969	Under Armour, Inc., Class A(a)	75,146
679	Williams-Sonoma, Inc.	49,927
		1,717,079

Consumer Staples: 3.11%
1,068	Hain Celestial Group, Inc.(a)	64,336
367	Keurig Green Mountain, Inc.	42,708
3,158	Sprouts Farmers Market, Inc.(a)	101,009
397	WhiteWave Foods Co.(a)	17,456
		225,509

Energy: 6.03%
2,398	Cabot Oil & Gas Corp.	81,100
903	Diamondback Energy, Inc.(a)	74,561
2,277	Gulfport Energy Corp.(a)	111,436
1,273	SM Energy Co.	73,796
497	Valero Energy Corp.	28,279
1,783	Whiting Petroleum Corp.(a)	67,594
		436,766

Financial Services: 9.23%
672	Affiliated Managers Group, Inc.(a)	151,959
337	Alliance Data Systems Corp.(a)	100,194
446	Mid-America Apartment Communities, Inc., REIT	33,276
3,223	PacWest Bancorp	145,357
1,540	SEI Investments Co.	70,317
548	Signature Bank(a)	73,481
711	SVB Financial Group(a)	94,392
		668,976

Shares		Value (Note 2)
Health Care: 11.55%
546	Acadia Healthcare Co., Inc.(a)	$37,401
2,343	Akorn, Inc.(a)	97,562
1,148	Alnylam Pharmaceuticals, Inc.(a)	116,947
272	Bluebird Bio, Inc.(a)	36,228
1,119	Cepheid(a)	62,776
2,576	Horizon Pharma Plc(a)	72,437
259	Intercept Pharmaceuticals, Inc.(a)	65,478
3,827	Intrexon Corp.(a)	148,602
1,050	Mylan NV(a)	75,873
424	United Therapeutics Corp.(a)	67,709
1,320	Veeva Systems, Inc., Class A(a)	35,046
172	Vertex Pharmaceuticals, Inc.(a)	21,204
		837,263

Materials & Processing: 2.95%
210	Acuity Brands, Inc.	35,059
1,413	Eagle Materials, Inc.	117,830
275	PPG Industries, Inc.	60,929
		213,818

Producer Durables: 9.68%
1,108	B/E Aerospace, Inc.	66,247
634	EnerSys	43,049
1,888	Korn/Ferry International	59,529
987	Middleby Corp.(a)	100,023
3,197	Southwest Airlines Co.	129,670
1,715	Spirit Airlines, Inc.(a)	117,426
599	United Rentals, Inc.(a)	57,851
1,357	Wabtec Corp.	127,626
		701,421

Technology: 17.54%
997	Altera Corp.	41,555
356	Avago Technologies Ltd.	41,609
512	Cavium, Inc.(a)	33,173
767	Cornerstone OnDemand, Inc.(a)	21,959
1,206	EPAM Systems, Inc.(a)	78,040
3,868	Fortinet, Inc.(a)	145,978
496	Intuit, Inc.	49,764
1,141	IPG Photonics Corp.(a)	101,070
4,498	King Digital Entertainment Plc	71,338
1,079	Lam Research Corp.	81,551
340	LinkedIn Corp., Class A(a)	85,724
4,351	ON Semiconductor Corp.(a)	50,124
705	Palo Alto Networks, Inc.(a)	104,143
2,138	Proofpoint, Inc.(a)	115,409
621	SBA Communications Corp., Class A(a)	71,924
1,070	ServiceNow, Inc.(a)	80,100
751	Skyworks Solutions, Inc.	69,280
710	Yelp, Inc.(a)	27,967
		1,270,708

Annual Report | April 30, 2015	19

Emerald Insights Fund	Schedule of Investments
April 30, 2015

Shares		Value (Note 2)
Utilities: 0.36%
769	Exelon Corp.	$26,161

	Total Common Stocks (Cost $5,432,093)	6,097,701

EXCHANGE TRADED FUNDS: 10.07%
Equity: 10.07%
7,503	iShares® Russell Mid-Cap Growth ETF	729,667

	Total Exchange Traded Funds (Cost $726,095)	729,667

MASTER LIMITED PARTNERSHIPS: 0.95%
Financial Services: 0.95%
1,299	Lazard Ltd., Class A	68,886

	Total Master Limited Partnerships (Cost $68,615)	68,886

SHORT TERM INVESTMENTS: 4.57%
331,003	Dreyfus Government Cash Management Fund - Institutional Class 0.010% (7-Day Yield)	331,003

	Total Short Term Investments (Cost $331,003)	331,003

Total Investments: 99.74% (Cost $6,557,806)		7,227,257

Other Assets In Excess Of Liabilities: 0.26%		18,928
Net Assets: 100.00%		$7,246,185

(a)	Non-income producing security.

Investment Abbreviations:

ETF -	Exchange Traded Funds.
Ltd. -	Limited.
NV -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
Plc -	Public limited company.
REIT	- Real Estate Investment Trust.

Holdings	are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

20	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Schedule of Investments
April 30, 2015

Shares		Value (Note 2)
COMMON STOCKS: 99.11%
Financial Services: 99.11%
Asset Management & Custodian: 0.53%
45,204	Silvercrest Asset Management Group, Inc., Class A	$704,730

Banks: Diversified: 74.25%
111,600	Alerus Financial Corp.	2,220,840
30,639	American Business Bank(a)	888,531
94,090	Ameris Bancorp	2,351,309
30,000	Atlas Financial Holdings, Inc.(a)	553,500
54,028	BancorpSouth, Inc.	1,308,018
121,936	Bank of the Ozarks, Inc.	4,726,239
87,453	BankUnited, Inc.	2,873,706
95,070	BNC Bancorp	1,735,028
15,015	Bofl Holding, Inc.(a)	1,378,527
46,950	Bridge Bancorp, Inc.	1,186,426
18,290	Bryn Mawr Bank Corp.	550,346
77,200	C1 Financial, Inc.(a)	1,445,184
160,489	California Republic Bancorp(a)	4,453,570
145,582	CoBiz Financial, Inc.	1,748,440
13,800	Community National Bank(a)	276,690
40,520	CommunityOne Bancorp(a)	399,122
174,752	ConnectOne Bancorp, Inc.	3,358,733
922	Consumers Bancorp, Inc.	16,596
58,710	CU Bancorp(a)	1,216,471
127,682	Customers Bancorp, Inc.(a)	3,218,863
76,890	Eagle Bancorp, Inc.(a)	2,834,165
23,220	East West Bancorp, Inc.	942,500
51,345	EverBank Financial Corp.	953,477
86,853	Farmers National Banc Corp.	718,274
65,100	First Bank(a)	403,620
29,445	First Business Financial Services, Inc.	1,337,392
78,450	First NBC Bank Holding Co.(a)	2,759,871
39,225	First of Long Island Corp.	981,410
477	First Virginia Community Bank(a)	11,448
110,000	Great Western Bancorp, Inc.	2,405,700
22,506	Guaranty Bancorp	354,244
50,540	Home BancShares, Inc.	1,661,755
16,003	HopFed Bancorp, Inc.	207,879
59,296	Howard Bancorp, Inc.(a)	824,214
21,120	IBERIABANK Corp.	1,315,987
15,250	Independent Bank Corp.	636,230
50,000	Independent Bank Corporation	662,000
67,294	Investors Bancorp, Inc.	796,761
23,000	John Marshall Bank(a)	405,950
141,177	MainStreet Bank(a)	1,327,064
45,870	Meridian Bancorp, Inc.(a)	589,430
118,910	National Commerce Corp.(a)	2,610,075
224	Oak Valley Bancorp	2,146
73,738	Old Line Bancshares, Inc.	1,184,232
90,432	Opus Bank	2,830,522
120,532	Pacific Premier Bancorp, Inc.(a)	1,887,531

Shares		Value (Note 2)
Banks: Diversified (continued)
93,875	PacWest Bancorp	$4,233,763
63,580	Peoples Bancorp, Inc.	1,474,420
33,413	Peoples Financial Corp.	313,748
56,542	Pinnacle Financial Partners, Inc.	2,694,226
57,110	PrivateBancorp, Inc.	2,117,068
12,860	Renasant Corp.	382,071
481,505	Royal Bancshares of Pennsylvania, Inc., Class A(a)	866,709
80,016	ServisFirst Bancshares, Inc.	2,789,358
29,220	Signature Bank(a)	3,918,110
31,940	Simmons First National Corp., Class A	1,397,375
20,936	Southern First Bancshares, Inc.(a)	376,848
17,164	Southern Missouri Bancorp, Inc.	323,885
20,598	Southern National Bancorp of Virginia, Inc.	243,056
66,313	Square 1 Financial, Inc., Class A(a)	1,714,854
21,955	Sun Bancorp, Inc.(a)	415,608
28,013	SVB Financial Group(a)	3,719,006
48,499	Talmer Bancorp, Inc., Class A	745,915
87,675	WashingtonFirst Bankshares, Inc.	1,412,444
36,738	West Town Bank & Trust(a)	563,928
47,284	Western Alliance Bancorp(a)	1,462,021
		97,714,429

Banks: Savings, Thrift & Mortgage Lending: 7.56%
225,594	Atlantic Coast Financial Corp.(a)	945,239
50,000	Avenue Financial Holdings, Inc.(a)	592,500
11,750	Bridge Capital Holdings(a)	317,838
36,138	Elmira Savings Bank	721,315
12,500	Flushing Financial Corp.	239,500
103,401	Heritage Financial Corp.	1,747,477
70,910	Heritage Financial Group, Inc.	1,950,025
11,680	Home Bancorp, Inc.	252,872
18,520	Home Federal Bancorp, Inc.	365,770
36,429	Mackinac Financial Corp.	402,540
159,583	Sterling Bancorp	2,071,387
30,890	Sussex Bancorp	345,968
		9,952,431

Commercial Banks: 5.29%
15,000	County Bancorp, Inc.	298,800
90,134	First Capital Bancorp, Inc.(a)	405,603
561,112	First Security Group, Inc.(a)	1,346,669
60,000	Franklin Financial Network, Inc.(a)	1,232,400
67,995	Investar Holding Corp.	1,047,123
44,200	Seacoast Commerce Banc Holdings(a)	523,770
55,007	Stonegate Bank	1,575,401
39,610	Triumph Bancorp, Inc.(a)	531,566
		6,961,332

Commercial Finance & Mortgage Companies: 0.42%
32,000	Ladder Capital Corp., REIT, Class A	561,280

Annual Report | April 30, 2015	21

Emerald Banking and Finance Fund	Schedule of Investments
April 30, 2015

Shares		Value (Note 2)
Consumer Lending: 1.81%
43,287	LendingTree, Inc.(a)	$2,382,084

Diversified Financial Services: 2.64%
108,831	FCB Financial Holdings, Inc., Class A(a)	2,912,318
14,430	Greenhill & Co., Inc.	570,706
		3,483,024

Financial Data & Services: 0.60%
15,022	Cass Information Systems, Inc.	785,200

Insurance: 0.90%
50,000	James River Group Holdings Ltd.	1,182,000

Insurance: Property-Casualty: 3.14%
41,320	AmTrust Financial Services, Inc.	2,457,300
40,000	Federated National Holding Co.	1,152,000
31,441	United Insurance Holdings Corp.	522,864
		4,132,164

Real Estate Investment Trusts (REITs): 1.31%
53,830	Diamond Resorts International, Inc.(a)	1,723,098

Real Estate Management & Development: 0.49%
18,140	Marcus & Millichap, Inc.(a)	641,793

Securities Brokerage & Services: 0.17%
10,300	Virtu Financial, Inc., Class A(a)	220,317

	Total Common Stocks (Cost $94,253,097)	130,443,882

SHORT TERM INVESTMENTS: 0.65%
	Dreyfus Government Cash Management Fund - Institutional Class
853,301	0.010% (7-Day Yield)	853,301

	Total Short Term Investments (Cost $853,301)	853,301

Total Investments: 99.76% (Cost $95,106,398)		131,297,183

Other Assets In Excess Of Liabilities: 0.24%		309,967
Net Assets: 100.00%		$131,607,150

(a)     Non-income producing security.

Investment Abbreviations:

Ltd. - Limited.

REIT - Real Estate Investment Trust.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

22	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities
April 30, 2015

	Emerald Growth Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
ASSETS:
Investments, at value	$334,826,774	$7,227,257	$131,297,183
Cash	945,517	–	–
Receivable for investments sold	3,751,026	161,984	1,444,888
Receivable for shares sold	453,656	43,531	154,055
Receivable due from advisor	–	562	–
Interest and dividends receivable	25,851	1,663	33,670
Other assets	31,403	2,261	22,834

Total Assets	340,034,227	7,437,258	132,952,630

LIABILITIES:
Payable for investments purchased	2,529,760	166,280	1,092,635
Payable for shares redeemed	243,424	–	11,308
Investment advisory fees payable	212,261	–	105,472
Payable to fund accounting and administration	18,181	916	7,391
Payable for distribution and service fees	83,271	2,186	85,891
Payable for trustee fees and expenses	2,495	51	958
Payable for transfer agency fees	15,225	2,499	10,467
Payable for chief compliance officer fee	2,967	61	1,139
Payable for principal financial officer fee	593	12	228
Payable for professional fees	18,159	17,046	17,475
Accrued expenses and other liabilities	28,433	2,022	12,516

Total Liabilities	3,154,769	191,073	1,345,480

NET ASSETS	$336,879,458	$7,246,185	$131,607,150

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$248,127,445	$6,730,481	$98,989,345
Accumulated net investment loss	(847,422)	(12,292)	(269,341)
Accumulated net realized gain/(loss) on investments	21,859,708	(141,455)	(3,303,639)
Net unrealized appreciation on investments	67,739,727	669,451	36,190,785

NET ASSETS	$336,879,458	$7,246,185	$131,607,150

INVESTMENTS, AT COST	$267,087,047	$6,557,806	$95,106,398
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$20.02	$10.98	$28.85
Net Assets	$123,828,014	$6,492,870	$48,575,025
Shares of beneficial interest outstanding	6,185,663	591,378	1,683,581
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$21.02	$11.53	$30.29
Class C: (a)
Net Asset Value, offering and redemption price per share	$17.48	$10.92	$26.19
Net Assets	$15,427,183	$26,824	$31,861,670
Shares of beneficial interest outstanding	882,441	2,457	1,216,446
Institutional Class:
Net Asset Value, offering and redemption price per share	$20.54	$10.99	$29.15
Net Assets	$174,107,265	$278,843	$23,730,442
Shares of beneficial interest outstanding	8,476,756	25,375	814,122
Investor Class:
Net Asset Value, offering and redemption price per share	$19.97	$10.96	$27.64
Net Assets	$23,516,996	$447,648	$27,440,013
Shares of beneficial interest outstanding	1,177,724	40,827	992,638

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds’ Prospectus.

See Notes to Financial Statements.

Annual Report | April 30, 2015	23

Emerald Funds	Statements of Operations
For the Year Ended April 30, 2015

	Emerald Growth Fund	Emerald Insights Fund(a)	Emerald Banking and Finance Fund
INVESTMENT INCOME:
Dividends	$1,003,207	$25,297	$1,245,957
Foreign taxes withheld	–	(133)	–

Total Investment Income	1,003,207	25,164	1,245,957

EXPENSES:
Investment advisory fee (Note 6)	2,049,993	27,168	1,201,613
Recoupment of previously waived fees	27,022	–	–
Administration fee	191,965	5,093	87,931
Custodian fee	29,979	3,710	14,826
Professional fees	27,432	18,163	22,332
Transfer agent fee	115,952	20,564	91,886
Trustee fees and expenses	8,409	139	3,671
Registration/filing fees	71,241	2,575	47,652
Reports to shareholder and printing fees	33,503	658	23,302
Distribution and service fees
Class A	354,055	11,861	164,785
Class C	116,453	175	295,329
Institutional Class	62,735	48	5,930
Investor Class	57,990	480	74,836
Chief compliance officer fee	32,519	428	14,552
Principal financial officer fee	6,836	86	3,079
Other	21,142	5,280	14,457

Total expenses before waiver	3,207,226	96,428	2,066,181
Less fees waived/reimbursed by investment adviser (Note 6)	–	(47,639)	–

Total Net Expenses	3,207,226	48,789	2,066,181

NET INVESTMENT LOSS:	(2,204,019)	(23,625)	(820,224)

Net realized gain/(loss) on investments	26,045,665	(143,101)	2,239,110
Net change in unrealized appreciation on investments	22,664,902	669,451	10,618,634

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	48,710,567	526,350	12,857,744

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,506,548	$502,725	$12,037,520

(a)	For the period August 1, 2014 (Inception) to April 30, 2015.

See Notes to Financial Statements.

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Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment loss	$(2,204,019)	$(1,903,752)
Net realized gain on investments	26,045,665	28,529,898
Net change in unrealized appreciation on investments	22,664,902	6,894,266

Net increase in net assets resulting from operations	46,506,548	33,520,412

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):

From net realized gains on investments
Class A	(7,114,290)	(5,103,134)
Class C	(872,458)	(786,150)
Institutional Class	(10,131,634)	(9,804,217)
Investor Class	(1,055,047)	(833,989)

Net decrease in net assets from distributions	(19,173,429)	(16,527,490)

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	53,012,811	32,230,458
Issued to shareholders in reinvestment of distributions	6,449,784	4,588,579
Cost of shares redeemed	(23,205,808)	(10,981,411)

Net increase from share transactions	36,256,787	25,837,626

Class C
Proceeds from sale of shares	5,349,541	6,810,627
Issued to shareholders in reinvestment of distributions	745,415	672,071
Cost of shares redeemed	(3,205,852)	(998,140)

Net increase from share transactions	2,889,104	6,484,558

Institutional Class
Proceeds from sale of shares	44,366,418	44,708,051
Issued to shareholders in reinvestment of distributions	9,651,464	9,632,675
Cost of shares redeemed	(29,629,924)	(17,935,648)

Net increase from share transactions	24,387,958	36,405,078

Investor Class
Proceeds from sale of shares	18,821,238	16,794,225
Issued to shareholders in reinvestment of distributions	761,358	824,690
Cost of shares redeemed	(13,424,866)	(3,115,720)

Net increase from share transactions	6,157,730	14,503,195

Net increase in net assets	$97,024,698	$100,223,379

NET ASSETS:
Beginning of period	239,854,760	139,631,381

End of period (including accumulated net investment loss of $(847,422) and $0)	$336,879,458	$239,854,760

Annual Report | April 30, 2015	25

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2015	Year Ended April 30, 2014
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	2,761,491	1,651,050
Distributions reinvested	341,078	244,086
Redeemed	(1,218,757)	(580,859)

Net increase in shares outstanding	1,883,812	1,314,277

Class C
Sold	306,048	391,694
Distributions reinvested	45,040	40,196
Redeemed	(193,449)	(58,625)

Net increase in shares outstanding	157,639	373,265

Institutional Class
Sold	2,257,859	2,251,862
Distributions reinvested	498,012	502,225
Redeemed	(1,548,603)	(922,587)

Net increase in shares outstanding	1,207,268	1,831,500

Investor Class
Sold	977,034	878,538
Distributions reinvested	40,390	43,960
Redeemed	(718,235)	(162,295)

Net increase in shares outstanding	299,189	760,203

See Notes to Financial Statements.

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Emerald Insights Fund	Statements of Changes in Net Assets

For the Period August 1, 2014 (Inception) to April 30, 2015
OPERATIONS:
Net investment loss	$(23,625)
Net realized loss on investments	(143,101)
Net change in unrealized appreciation on investments	669,451

Net increase in net assets resulting from operations	502,725

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	6,101,597
Cost of shares redeemed	(82,206)

Net increase from share transactions	6,019,391

Class C
Proceeds from sale of shares	24,453

Net increase from share transactions	24,453

Institutional Class
Proceeds from sale of shares	265,616

Net increase from share transactions	265,616

Investor Class
Proceeds from sale of shares	434,000

Net increase from share transactions	434,000

Net increase in net assets	$7,246,185

NET ASSETS:
Beginning of period	–

End of period (including accumulated net investment loss of $(12,292))	$7,246,185

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	599,167
Redeemed	(7,789)

Net increase in shares outstanding	591,378

Class C
Sold	2,457

Net increase in shares outstanding	2,457

Institutional Class
Sold	25,375

Net increase in shares outstanding	25,375

Investor Class
Sold	40,827

Net increase in shares outstanding	40,827

See Notes to Financial Statements.

Annual Report | April 30, 2015	27

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2015	Year Ended April 30, 2014
OPERATIONS:
Net investment loss	$(820,224)	$(556,712)
Net realized gain on investments	2,239,110	5,639,073
Net change in unrealized appreciation on investments	10,618,634	12,763,257

Net increase in net assets resulting from operations	12,037,520	17,845,618

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	8,943,302	25,659,372
Cost of shares redeemed	(13,656,116)	(11,200,208)

Net increase/(decrease) from share transactions	(4,712,814)	14,459,164

Class C
Proceeds from sale of shares	4,050,687	7,599,293
Cost of shares redeemed	(3,175,681)	(2,355,553)

Net increase from share transactions	875,006	5,243,740

Institutional Class
Proceeds from sale of shares	3,363,492	16,536,237
Cost of shares redeemed	(4,043,673)	(608,192)

Net increase/(decrease) from share transactions	(680,181)	15,928,045

Investor Class
Proceeds from sale of shares	12,918,507	12,230,717
Cost of shares redeemed	(6,971,664)	(1,343,232)

Net increase from share transactions	5,946,843	10,887,485

Net increase in net assets	$13,466,374	$64,364,052

NET ASSETS:
Beginning of period	118,140,776	53,776,724

End of period (including accumulated net investment loss of $(269,341) and $(252,612))	$131,607,150	$118,140,776

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	327,474	1,038,680
Redeemed	(506,169)	(446,319)

Net increase/(decrease) in shares outstanding	(178,695)	592,361

Class C
Sold	162,947	329,912
Redeemed	(129,546)	(105,783)

Net increase in shares outstanding	33,401	224,129

Institutional Class
Sold	122,773	649,087
Redeemed	(147,805)	(24,418)

Net increase/(decrease) in shares outstanding	(25,032)	624,669

Investor Class
Sold	496,076	500,859
Redeemed	(272,502)	(57,090)

Net increase in shares outstanding	223,574	443,769

See Notes to Financial Statements.

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Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$18.11	$15.60	$16.20	$13.37		$13.57	$10.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.18) (c)	(0.21) (c)	(0.15) (c)	(0.05) (c)		(0.14) (c)	(0.12)
Net realized and unrealized gain/(loss) on investments	3.43	4.33	1.40	2.88		(0.06)	3.06

Total from Investment Operations	3.25	4.12	1.25	2.83		(0.20)	2.94

LESS DISTRIBUTIONS:
From capital gains	(1.34)	(1.61)	(1.85)	–		–	–

Total Distributions	(1.34)	(1.61)	(1.85)	–		–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.91	2.51	(0.60)	2.83		(0.20)	2.94

NET ASSET VALUE, END OF PERIOD	$20.02	$18.11	$15.60	$16.20		$13.37	$13.57

TOTAL RETURN(d)	18.38%	26.01%	9.14%	21.17%	(e)	(1.47)%	27.66%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$123,828	$77,900	$46,605	$41,991		$37,008	$46,785
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.93)%	(1.12)%	(1.01)%	(1.02)	%(f)	(1.03)%	(0.85)%
Operating expenses excluding reimbursement/waiver	1.29%	1.31%	1.38%	1.36	%(f)	1.36%	1.41%
Operating expenses including reimbursement/waiver	1.29%	1.29%	1.29%	1.29	%(f)	1.29%	1.29%
PORTFOLIO TURNOVER RATE	68%	70%	78%	28	%(e)	75%	78%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2015	29

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$16.07	$14.07	$14.89	$12.31		$12.58	$9.92
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.27) (c)	(0.30) (c)	(0.23) (c)	(0.08) (c)		(0.22) (c)	(0.03)
Net realized and unrealized gain/(loss) on investments	3.02	3.91	1.26	2.66		(0.05)	2.69

Total from Investment Operations	2.75	3.61	1.03	2.58		(0.27)	2.66

LESS DISTRIBUTIONS:
From capital gains	(1.34)	(1.61)	(1.85)	–		–	–

Total Distributions	(1.34)	(1.61)	(1.85)	–		–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.41	2.00	(0.82)	2.58		(0.27)	2.66

NET ASSET VALUE, END OF PERIOD	$17.48	$16.07	$14.07	$14.89		$12.31	$12.58

TOTAL RETURN(d)	17.58%	25.19%	8.43%	20.96%	(e)	(2.15)%	26.81%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$15,427	$11,645	$4,946	$3,026		$2,743	$2,812
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.58)%	(1.77)%	(1.65)%	(1.67)%	(f)	(1.68)%	(1.48)%
Operating expenses excluding reimbursement/waiver	1.94%	1.96%	2.03%	2.01%	(f)	2.01%	2.06%
Operating expenses including reimbursement/waiver	1.94%	1.94%	1.94%	1.94%	(f)	1.94%	1.94%
PORTFOLIO TURNOVER RATE	68%	70%	78%	28%	(e)	75%	78%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

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Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$18.49	$15.86	$16.39	$13.51		$13.67	$10.68
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.12) (c)	(0.16) (c)	(0.11) (c)	(0.04) (c)		(0.10) (c)	(0.06)
Net realized and unrealized gain/(loss) on investments	3.51	4.40	1.43	2.92		(0.06)	3.05

Total from Investment Operations	3.39	4.24	1.32	2.88		(0.16)	2.99

LESS DISTRIBUTIONS:
From capital gains	(1.34)	(1.61)	(1.85)	–		–	–

Total Distributions	(1.34)	(1.61)	(1.85)	–		–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.05	2.63	(0.53)	2.88		(0.16)	2.99

NET ASSET VALUE, END OF PERIOD	$20.54	$18.49	$15.86	$16.39		$13.51	$13.67

TOTAL RETURN	18.77%	26.35%	9.47%	21.32%	(d)	(1.17)%	28.00%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$174,107	$134,440	$86,238	$83,149		$64,930	$64,880
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.63)%	(0.82)%	(0.71)%	(0.72)%	(e)	(0.72)%	(0.52)%
Operating expenses excluding reimbursement/waiver	0.99%	1.00%	1.08%	1.06%	(e)	1.06%	1.11%
Operating expenses including reimbursement/waiver	0.99%	0.99%	0.99%	0.99%	(e)	0.99%	0.99%
PORTFOLIO TURNOVER RATE	68%	70%	78%	28%	(d)	75%	78%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2015	31

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Period Ended December 31, 2011(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.06	$15.57	$16.18	$13.35		$15.74
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(d)	(0.17)	(0.23)	(0.16)	(0.05)		(0.09)
Net realized and unrealized gain/(loss) on investments	3.42	4.33	1.40	2.88		(2.30)

Total from Investment Operations	3.25	4.10	1.24	2.83		(2.39)

LESS DISTRIBUTIONS:
From capital gains	(1.34)	(1.61)	(1.85)	–		–

Total Distributions	(1.34)	(1.61)	(1.85)	–		–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.91	2.49	(0.61)	2.83		(2.39)

NET ASSET VALUE, END OF PERIOD	$19.97	$18.06	$15.57	$16.18		$13.35

TOTAL RETURN	18.44%	25.93%	9.08%	21.20%	(e)	(15.18)%	(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$23,517	$15,870	$1,842	$1,085		$879
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.91)%	(1.18)%	(1.05)%	(1.07)%	(f)	(1.00)%	(f)
Operating expenses excluding reimbursement/waiver	1.27%	1.34%	1.43%	1.41%	(f)	1.43%	(f)
Operating expenses including reimbursement/waiver	1.27%	1.34%	1.34%	1.34%	(f)	1.34%	(f)
PORTFOLIO TURNOVER RATE	68%	70%	78%	28%	(e)	75%	(g)

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	The Fund began offering Investor Class shares on May 2, 2011.
(d)	Per share amounts are based upon average shares outstanding.
(e)	Not Annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements.

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Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

CLASS A
For the Period
August 1, 2014 (Inception)
to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment loss(a)	(0.05)
Net realized and unrealized gain on investments	1.03

Total from Investment Operations	0.98

NET INCREASE IN NET ASSET VALUE	0.98

NET ASSET VALUE, END OF PERIOD	$10.98

TOTAL RETURN(b)	9.80% (c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$6,493
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.66%) (d)
Operating expenses excluding reimbursement/waiver	2.57% (d)(e)
Operating expenses including reimbursement/waiver	1.35% (d)(e)
PORTFOLIO TURNOVER RATE	88% (c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2015	33

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

CLASS C
For the Period
August 1, 2014 (Inception)
to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment loss(a)	(0.10)
Net realized and unrealized gain on investments	1.02

Total from Investment Operations	0.92

NET INCREASE IN NET ASSET VALUE	0.92

NET ASSET VALUE, END OF PERIOD	$10.92

TOTAL RETURN(b)	9.20% (c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$27
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.34%) (d)
Operating expenses excluding reimbursement/waiver	7.25% (d)(e)
Operating expenses including reimbursement/waiver	2.00% (d)(e)
PORTFOLIO TURNOVER RATE	88% (c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

INSTITUTIONAL CLASS
For the Period
August 1, 2014 (Inception)
to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment loss(a)	(0.03)
Net realized and unrealized gain on investments	1.02

Total from Investment Operations	0.99

NET INCREASE IN NET ASSET VALUE	0.99

NET ASSET VALUE, END OF PERIOD	$10.99

TOTAL RETURN	9.90% (b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$279
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.34%) (c)
Operating expenses excluding reimbursement/waiver	4.66% (c)(d)
Operating expenses including reimbursement/waiver	1.05% (c)(d)
PORTFOLIO TURNOVER RATE	88% (b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.
(d)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2015	35

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

INVESTOR CLASS
For the Period
August 1, 2014 (Inception)
to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment loss(a)	(0.05)
Net realized and unrealized gain on investments	1.01

Total from Investment Operations	0.96

NET INCREASE IN NET ASSET VALUE	0.96

NET ASSET VALUE, END OF PERIOD	$10.96

TOTAL RETURN	9.60% (b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$448
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.67%) (c)
Operating expenses excluding reimbursement/waiver	2.96% (c)(d)
Operating expenses including reimbursement/waiver	1.40% (c)(d)
PORTFOLIO TURNOVER RATE	88% (b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.
(d)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$26.11	$20.08	$16.96	$15.16		$15.89	$13.62
INCOME/(LOSS) FROM OPERATIONS:(c)
Net investment loss	(0.16) (d)	(0.13) (d)	(0.01) (d)	(0.01) (d)		(0.03) (d)	(0.04)
Net realized and unrealized gain/(loss) on investments	2.90	6.16	3.13	1.81		(0.70)	2.31

Total from Investment Operations	2.74	6.03	3.12	1.80		(0.73)	2.27

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.74	6.03	3.12	1.80		(0.73)	2.27

NET ASSET VALUE, END OF PERIOD	$28.85	$26.11	$20.08	$16.96		$15.16	$15.89

TOTAL RETURN(e)	10.49%	30.03%	18.40%	11.87	%(f)	(4.59)%	16.67%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$48,575	$48,622	$25,496	$21,363		$20,412	$26,756
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.58)%	(0.53)%	(0.06)%	(0.24)%	(g)	(0.22)%	(0.22)%
Operating expenses excluding reimbursement/waiver	1.60%	1.72%	1.88%	1.96%	(g)	1.90%	1.95%
Operating expenses including reimbursement/waiver	1.60%	1.72%	1.84%	1.85%	(g)	n/a	n/a
PORTFOLIO TURNOVER RATE	33%	34%	53%	9%	(f)	27%	48%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)	Per share amounts are based upon average shares outstanding.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2015	37

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$23.86	$18.46	$15.70	$14.06		$14.82	$12.77
INCOME/(LOSS) FROM OPERATIONS:(c)
Net investment loss	(0.30) (d)	(0.26) (d)	(0.11) (d)	(0.04) (d)		(0.11) (d)	(0.18)
Net realized and unrealized gain/(loss) on investments	2.63	5.66	2.87	1.68		(0.65)	2.23

Total from Investment Operations	2.33	5.40	2.76	1.64		(0.76)	2.05

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.33	5.40	2.76	1.64		(0.76)	2.05

NET ASSET VALUE, END OF PERIOD	$26.19	$23.86	$18.46	$15.70		$14.06	$14.82

TOTAL RETURN(e)	9.77%	29.25%	17.58%	11.66%	(f)	(5.13)%	16.05%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$31,862	$28,222	$17,705	$14,690		$13,675	$17,872
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.23)%	(1.18)%	(0.68)%	(0.82)%	(g)	(0.77)%	(0.77)%
Operating expenses excluding reimbursement/waiver	2.25%	2.38%	2.54%	2.55%	(g)	2.45%	2.50%
Operating expenses including reimbursement/waiver	2.25%	2.38%	2.49%	2.44%	(g)	n/a	n/a
PORTFOLIO TURNOVER RATE	33%	34%	53%	9%	(f)	27%	48%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)	Per share amounts are based upon average shares outstanding.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period March 16, 2012 to April 30, 2012(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.29	$20.15	$16.96	$16.85
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	(0.07)	(0.06)	0.01	(0.01)
Net realized and unrealized gain on investments	2.93	6.20	3.18	0.12

Total from Investment Operations	2.86	6.14	3.19	0.11

NET INCREASE IN NET ASSET VALUE	2.86	6.14	3.19	0.11

NET ASSET VALUE, END OF PERIOD	$29.15	$26.29	$20.15	$16.96

TOTAL RETURN	10.88%	30.47%	18.81%	0.65%	(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$23,730	$22,062	$4,321	$8
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.25)%	(0.23)%	0.06%	(0.27)%	(d)
Operating expenses excluding reimbursement/waiver	1.27%	1.37%	1.62%	1.83%	(d)
Operating expenses including reimbursement/waiver	1.27%	1.37%	1.54%	1.53%	(d)
PORTFOLIO TURNOVER RATE	33%	34%	53%	9%	(c)(e)

(a)	The Fund began offering Institutional Class shares on March 16, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the period ended April 30, 2012.

See Notes to Financial Statements.

Annual Report | April 30, 2015	39

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011	Period Ended December 31, 2010(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.01	$19.23	$16.25	$14.50		$15.14	$14.85
INCOME/(LOSS) FROM OPERATIONS:(d)
Net investment income/(loss)(e)	(0.15)	(0.12)	(0.01)	(0.00) (f)		0.07	(0.02)
Net realized and unrealized gain/(loss) on investments	2.78	5.90	2.99	1.75		(0.71)	0.31

Total from Investment Operations	2.63	5.78	2.98	1.75		(0.64)	0.29

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.63	5.78	2.98	1.75		(0.64)	0.29

NET ASSET VALUE, END OF PERIOD	$27.64	$25.01	$19.23	$16.25		$14.50	$15.14

TOTAL RETURN	10.52%	30.06%	18.34%	12.07%	(g)	(4.23)%	1.95%	(g)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$27,440	$19,235	$6,255	$693		$ 136	$4
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.56)%	(0.53)%	(0.08)%	(0.07)%	(h)	0.47%	(0.20)%	(h)
Operating expenses excluding reimbursement/waiver	1.58%	1.69%	1.94%	1.88%	(h)	1.48%	1.83%	(h)
Operating expenses including reimbursement/waiver	1.58%	1.69%	1.89%	1.72%	(h)	n/a	n/a
PORTFOLIO TURNOVER RATE	33%	34%	53%	9%	(g)	27%	48%	(i)

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	The Fund began offering Investor Class shares on March 16, 2010.
(d)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Per share amounts are based upon average shares outstanding.
(f)	Less than $0.005 per share.
(g)	Not Annualized.
(h)	Annualized.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements
April 30, 2015

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2015, the Trust had 30 registered funds. This annual report describes the Emerald Growth Fund, Emerald Insights Fund and Emerald Banking and Finance Fund (each a “Fund” and collectively, the “Funds”). Prior to March 16, 2012, the Emerald Banking and Finance Fund was known as the Forward Banking and Finance Fund and the Emerald Growth Fund was known as the Forward Growth Fund. Effective March 13, 2012, the Board of Trustees (the “Board”) approved changing the fiscal year end of the Funds from December 31 to April 30.

The Emerald Growth Fund and the Emerald Insights Fund both seek to achieve long-term growth through capital appreciation.

The Emerald Banking and Finance Fund seeks to achieve long term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Annual Report | April 30, 2015	41

Emerald Funds	Notes to Financial Statements
April 30, 2015

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of April 30, 2015:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks
Financial Services	$49,792,507	$2,414,250	$–	$52,206,757
Other(a)	273,521,782	–	–	273,521,782
Warrants	–	–	–	–
Short Term Investments	9,098,235	–	–	9,098,235
TOTAL	$332,412,524	$2,414,250	$–	$334,826,774

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks(a)	$6,097,701	$–	$–	$6,097,701
Exchange Traded Funds(a)	729,667	–	–	729,667
Master Limited Partnerships(a)	68,886	–	–	68,886
Short Term Investments	331,003	–	–	331,003
TOTAL	$7,227,257	$–	$–	$7,227,257

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Banking and Finance Fund
Common Stocks
Banks: Diversified	$91,028,668	$6,685,761	$–	$97,714,429
Other(a)	32,729,453	–	–	32,729,453
Short Term Investments	853,301	–	–	853,301
TOTAL	$124,611,422	$6,685,761	$–	$131,297,183

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2015, the Funds had the following transfers between Level 1 and Level 2 securities.

	Level 1		Level 2
Emerald Growth Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)

Common Stocks	$–	$(2,414,250)	$2,414,250	$–

TOTAL	$–	$(2,414,250)	$2,414,250	$–

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Emerald Funds	Notes to Financial Statements
April 30, 2015

	Level 1		Level 2
Emerald Banking and Finance Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)

Common Stocks	$–	$(5,342,101)	$5,342,101	$–

TOTAL	$–	$(5,342,101)	$5,342,101	$–

The above transfers from Level 1 to Level 2 were due to the Funds’ lack of a closing market price. For the year ended April 30, 2015, the Emerald Insights Fund did not have any transfers between Level 1 and Level 2 securities.

For the year ended April 30, 2015, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Annual Report | April 30, 2015	43

Emerald Funds	Notes to Financial Statements
April 30, 2015

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2015, permanent differences on book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to treatment of certain investments and net investment loss. These reclassifications were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
Emerald Growth Fund	$1,356,597	$–	$(1,356,597)
Emerald Insights Fund	11,333	1,646	(12,979)
Emerald Banking and Finance Fund	803,495	(8,162)	(795,333)

Included in those amounts reclassified was a net operating loss offset to Paid-in capital for the Emerald Growth Fund, the Emerald Insights Fund, and the Emerald Banking and Finance Fund in the amount of $1,356,597, $12,200, and $795,333 respectively.

Tax Basis of Investments: As of April 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$81,575,127	$(14,511,111)	$67,064,016	$267,762,758
Emerald Insights Fund	803,232	(159,357)	643,875	6,583,382
Emerald Banking and Finance Fund	36,856,177	(687,835)	36,168,342	95,128,841

Components of Distributable Earnings: As of April 30, 2015, components of distributable earnings were as follows:

	Emerald Growth Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
Accumulated capital gains/(losses)	$22,535,419	$(115,879)	$(3,281,196)
Net unrealized appreciation on investments	67,064,016	643,875	36,168,342
Other cumulative effect of timing differences	(847,422)	(12,292)	(269,341)

Total	$88,752,013	$515,704	$32,617,805

Capital Losses: As of April 30, 2015, the Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiring in 2017	Expiring in 2018
Emerald Banking and Finance Fund	$1,673,837	$1,370,886

During the year ended April 30, 2015, $2,294,350 of capital loss carryforwards were utilized by the Emerald Banking and Finance Fund.

The Emerald Insights Fund had non-expiring short-term capital losses in the amount of $51,209.

The Emerald Insights Fund and the Emerald Banking and Finance Fund elected to defer to the period ending April 30, 2016 capital losses recognized during the period November 1, 2014 to April 30, 2015 in the amount of $64,670 and $236,473 respectively.

As of April 30, 2015, Emerald Growth Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund elected to defer to the period ending April 30, 2016, late year ordinary losses in the amount of $847,422, $12,292, and $269,341 respectively.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

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Emerald Funds	Notes to Financial Statements
April 30, 2015

The tax character of distributions paid by the Funds for the fiscal year or period ended April 30, 2015, were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$7,294,238	$11,879,191
Emerald Insights Fund	–	–
Emerald Banking and Finance Fund	–	–

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$1,100,217	$15,427,273
Emerald Insights Fund	–	–
Emerald Banking and Finance Fund	–	–

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year or period ended April 30, 2015, was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$226,330,659	$187,155,262
Emerald Insights Fund	10,693,363	4,323,424
Emerald Banking and Finance Fund	41,044,958	39,903,375

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Emerald Mutual Fund Advisers Trust, (“the Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

Emerald Growth Fund

Average Total Net Assets	Contractual Fee

Up to and including $250M	0.75%

Over $250M and including $500M	0.65%

Over $500M and including $750M	0.55%

Over $750M	0.45%

Emerald Insights Fund

Average Total Net Assets	Contractual Fee

Up to and including $250M	0.75%

Over $250M and including $500M	0.65%

Over $500M and including $750M	0.55%

Over $750M	0.45%

Annual Report | April 30, 2015	45

Emerald Funds	Notes to Financial Statements
April 30, 2015

Emerald Banking and Finance Fund

Average Total Net Assets	Contractual Fee

Up to and including $100M	1.00%

Over $100M	0.90%

The Adviser has contractually agreed to limit the total amount of “Management Fees” and “Other Expenses” that it is entitled to receive from each Fund through August 31, 2015, with respect to the Funds’ different classes, to the extent the Total Annual Fund Operating Expenses of a Fund (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed the annual rates (as a percentage of each Funds average daily net assets) set forth on the tables below. The Adviser will reduce the fee payable with respect to such Fund to the extent of such excess, and/or shall reimburse the Fund (or class) by the amount of such excess. The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated. Pursuant to the expense limitation agreement between the Adviser and the Trust, each Fund will reimburse the Adviser for any contractual fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by each Fund to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the end of the fiscal year in which fees or expenses were incurred.

Emerald Growth Fund

Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

Emerald Insights Fund

Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Banking and Finance Fund

Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

For the period or year ended April 30, 2015, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Growth Fund
Class A	$ –	$ 5,720
Class C	–	706
Institutional Class	–	20,199
Investor Class	–	397
Emerald Insights Fund
Class A	$ 41,382	$ –
Class C	921	–
Institutional Class	3,464	–
Investor Class	1,872	–
Emerald Banking and Finance Fund
Class A	$ –	$ –
Class C	–	–
Institutional Class	–	–
Investor Class	–	–

46	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements
April 30, 2015

As of 2015, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2016	Expires 2017	Expires 2018	Total
Emerald Growth Fund
Class A	$37,509	$11,560	$–	$49,069
Class C	3,001	1,471	–	4,472
Institutional Class	64,286	16,688	–	80,974
Investor Class	–	–	–	–
Emerald Insights Fund
Class A	$–	$–	$41,382	$41,382
Class C	–	–	921	921
Institutional Class	–	–	3,464	3,464
Investor Class	–	–	1,872	1,872
Emerald Banking and Finance Fund
Class A	$–	$–	$–	$–
Class C	–	–	–	–
Institutional Class	–	–	–	–
Investor Class	–	–	–	–

The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services Inc. (“ALPS”)) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its shares. Under the Shareholder Services Plan, each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of a Participating Organization for its clients as compensation for providing services pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Funds’ fiscal year for such service activities shall be reimbursed to the Funds as soon as practicable after the end of the fiscal year. Shareholder Services Plan fees are included with distribution and service fees on the Statement of Operations.

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2015 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Annual Report | April 30, 2015	47

Emerald Funds	Notes to Financial Statements
April 30, 2015

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

48	www.emeraldmutualfunds.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerald Growth Fund and Emerald Banking and Finance Fund, two of the portfolios of Financial Investors Trust as of April 30, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from January 1, 2012 to April 30, 2012. We have also audited the accompanying statement of assets of liabilities, including the schedule of investments, of Emerald Insights Fund (together with the Emerald Growth Fund and Emerald Banking and Finance Fund, the “Funds”), one of the portfolios of Financial Investors Trust as of April 30, 2015, the related statements of operations and changes in net assets, and the financial highlights for the period August 1, 2014 (Inception) to April 30, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Emerald Growth Fund and Emerald Banking and Finance Fund for each of the two years in the period ended December 31, 2011 were audited by other auditors whose report, dated February 28, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerald Growth Fund, Emerald Banking and Finance Fund, and Emerald Insights Fund of Financial Investors Trust as of April 30, 2015, for the Emerald Growth Fund and Emerald Banking and Finance Fund the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from January 1, 2012 to April 30, 2012, and for the Emerald Insights Fund the results of its operations, changes in its net assets and the financial highlights for the period August 1, 2014 (Inception) to April 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2015

Annual Report | April 30, 2015	49

Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2015 (Unaudited)

On December 9, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Emerald Mutual Fund Advisers Trust (“Emerald”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Emerald, the Trustees, including the Independent Trustees, considered the following factors with respect to the Emerald Growth Fund and Emerald Banking and Finance Fund (the “Emerald Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Emerald Funds, to Emerald of 1.00% and 0.75% of the average daily net assets of the Emerald Banking and Finance Fund and the Emerald Growth Fund, respectively, in light of the extent and quality of the advisory services provided by Emerald to the Emerald Funds.

The Trustees considered the information they received comparing the Emerald Funds’ contractual annual advisory fee and total expenses (net of waivers) with those of funds in both the relevant peer expense group and universe of funds provided by an independent provider of investment company data.

The Trustees also considered the fee structures applicable to Emerald’s other clients employing a comparable strategy to that of the respective Emerald Funds.

Based on such information, the Trustees determined that the contractual annual advisory fee of 1.00% and the total net expense ratio of 1.72%, 1.69%, 2.39% and 1.37% of the Class A, Investor Class, Class C and Institutional Class Shares, respectively, of the Emerald Banking and Finance Fund, although generally greater than each respective peer group median, were generally reasonable in light of the long-term performance of the Fund compared with its peer group. The Trustees also determined that the contractual annual advisory fee of 0.75% and the total net expense ratio of 1.29%, 1.34%, 1.94% and 0.99% of the Class A, Investors Class, Class C and Institutional Class Shares, respectively, of the Emerald Growth Fund, were generally lower than their respective peer group medians.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Emerald Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Emerald in its presentation, including its Form ADV and Summary of Compliance Policies.

The Trustees reviewed and considered Emerald’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Emerald. The Trustees also reviewed the research and decision-making processes utilized by Emerald, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Emerald Funds.

The Trustees considered the background and experience of Emerald’s management in connection with the Emerald Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Emerald Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying Compliance-related materials and further noted that they have received reports on these services and Compliance issues at each regular Board meeting throughout the year related to the services rendered by Emerald with respect to the Emerald Funds.

Performance: The Trustees reviewed performance information for each Emerald Fund for the three-month, 1-year, 3-year, 5-year and 10-year periods, depending on share class inception date, ended September 30, 2014. That review included a comparison of each Emerald Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the Emerald Banking and Finance Fund Emerald generally underperformed its peer performance universe over the most recent three-month period, however, it had generally favorable comparable performance compared with its peer performance universe for the 1-year, 3-year, 5-year and 10-year periods. The Trustees noted the generally favorable performance of the Emerald Growth Fund compared with its peer performance universe for the three-month, 3-year, 5-year and 10-year periods.

Total Expense Ratios and the Adviser’s Profitability: The Trustees received and considered information provided by an independent provider of investment company data comparing the Emerald Funds’ total expense ratios against their respective expense groups, as well as a profitability analysis prepared by Emerald based on the fees payable under the Investment Advisory Agreement. The Trustees considered the profits, if any, realized by Emerald in connection with the operation of the Emerald Funds. The Board then reviewed Emerald’s financial statements in order to analyze the financial condition and stability and profitability of the adviser.

50	www.emeraldmutualfunds.com

Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2015 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Emerald Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Emerald from its relationship with the Emerald Funds, including whether soft dollar arrangements were used.

In selecting Emerald as the Emerald Funds’ investment adviser and approving the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

—

the investment advisory fees to be received by Emerald and total net expenses with respect to the Emerald Funds were, although in the case of the Emerald Banking and Finance Fund higher than the applicable peer group medians, within an acceptable range of the median, and in the case of the Emerald Growth Fund were actually lower than the applicable peer group median;

—	the nature, extent and quality of services to be rendered by Emerald under the Investment Advisory Agreement were adequate;

—

the performance of the Emerald Funds was, in the case of the Emerald Banking and Finance Fund, within an acceptable range of the performance of the funds in the applicable peer universe provided by an independent provider of investment company data, or, in the case of the Emerald Growth Fund, generally favorable over periods of three or more years and within an acceptable range over 1-year periods;

—	the profit, if any, anticipated to be realized by Emerald in connection with the operation of the Emerald Funds is not unreasonable to the Trust; and

—

to the extent there were any material economies of scale or other benefits accruing to Emerald in connection with its relationship with the Emerald Funds, their benefits had been substantially passed through to shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Emerald’s compensation for investment advisory services is consistent with the best interests of the Emerald Funds and their shareholders.

Annual Report | April 30, 2015	51

Emerald Funds	Additional Information
April 30, 2015 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	QDI	DRD
Emerald Growth Fund	10.81%	10.81%
Emerald Insights Fund	0.00%	0.00%
Emerald Banking and Finance Fund	0.00%	0.00%

In early 2015, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2014 via Form 1099. The Funds will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Emerald Growth Fund designated $11,879,191 as long-term capital gain dividends.

52	www.emeraldmutualfunds.com

Emerald Funds	Trustees & Officers
April 30, 2015 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-828-9909.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

Annual Report | April 30, 2015	53

Emerald Funds	Trustees & Officers
April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	30	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds) and Reaves Utility Income Fund (1 fund).

Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part- owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

54	www.emeraldmutualfunds.com

Emerald Funds	Trustees & Officers
April 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				35	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2015	55

Emerald Funds	Trustees & Officers
April 30, 2015 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.

Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust, ALPS ETF Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

56	www.emeraldmutualfunds.com

Emerald Mutual Funds
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

Investment adviser:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.
The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING®

ANNUAL REPORT

April 30, 2015

Grandeur Peak Emerging Markets Opportunities Fund	GPEOX/GPEIX
Grandeur Peak Global Opportunities Fund	GPGOX/GPGIX
Grandeur Peak Global Reach Fund	GPROX/GPRIX
Grandeur Peak International Opportunities Fund	GPIOX/GPIIX

Shareholder Letter	1

Performance Update	5

Disclosure of Fund Expenses	13

Portfolio of Investments

Grandeur Peak Emerging Markets Opportunities Fund	14

Grandeur Peak Global Opportunities Fund	19

Grandeur Peak Global Reach Fund	24

Grandeur International Opportunities Fund	31

Statements of Assets and Liabilities	36

Statements of Operations	37

Statement(s) of Changes in Net Assets

Grandeur Peak Emerging Markets Opportunities Fund	38

Grandeur Peak Global Opportunities Fund	40

Grandeur Peak Global Reach Fund	41

Grandeur Peak International Opportunities Fund	43

Financial Highlights

Grandeur Peak Emerging Markets Opportunities Fund	44

Grandeur Peak Global Opportunities Fund	46

Grandeur Peak Global Reach Fund	48

Grandeur Peak International Opportunities Fund	50

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	65

Disclosure Regarding Approval of Fund Advisory Agreement	66

Additional Information	68

Trustees and Officers	69

Grandeur Peak Funds®	Shareholder Letter

April 30, 2015 (Unaudited)

Robert Gardiner, CFA CEO & Portfolio Manager	Blake Walker CIO & Portfolio Manager

Dear Fellow Shareholders,

Most markets were up again this past year. We’ve been complaining for a while now that it has been getting harder and harder to find interesting companies at reasonable prices, and now after yet another year of pretty strong equity returns, our job is again that much more difficult. The real problem for us (and we suspect most bottom-up stock pickers) is that the returns from equities across the globe have been driven more by multiple expansion1 than earnings growth. Looking back over the past 15 quarters (12/31/11 – 3/31/15, since roughly the launch of our first funds), public companies have seen relatively modest revenue growth, no real change in margins, and therefore pretty tepid earnings growth (except in the case of European small cap companies and Japanese large caps), and yet stock prices are up significantly.2

So, it continues to get harder to find high quality companies with good fundamental momentum at attractive valuations. Markets of course cycle over time and frankly we look forward to a better investment environment at some point in the future. In the meantime, we’ll keep turning over new rocks, sticking to our discipline, and investing in what we believe to be high quality companies with strong long-term business models, albeit at slightly higher valuations.

Fund Commentary

“In math, we can sort of know that we’re wrong. We can even sometimes know that we’re right. But with most of science, you could never know that you’re right. . . . The main thing is where you set the bar between success and failure. Some people will say 99 percent correct is failure because you made a mistake.”

— Donald Knuth (WSJ Magazine, 3/27/15)3

Our belief is when it comes to investing, one can rarely know if a decision is right or wrong, and most decisions may be part both. Sometimes the analysis is good, but the timing of the buy or sell is off, or the sizing of the position is sub-optimal, or the overall composition of the portfolio (which in our case is determined almost entirely from our bottom-up stock analysis) is sub-optimal. Making mistakes is absolutely part of the process at Grandeur Peak Global Advisors. However, we believe that therein also lies the seeds of our future success.

Over the past year we’ve had some nice wins and we’ve also made mistakes. In the exciting, but tricky, world of small cap investing the key is of course to have your winners outpacing your losers. We are pleased that the net result for the past year was once again for each of our Funds to finish nicely ahead of its respective benchmark index (see performance for the period on pages 5, 7, 9 and 11).

Yet, there were times during the year when we were zigging while the market was zagging. We saw this happen some in the last calendar quarter. We were significantly overweight in Emerging Markets relative to the benchmark (while Emerging Markets lagged), and we were underweight in the strong Japan and Biotech markets. We know this will happen given our bottom-up company approach, and is not overly concerning to us as long-term investors. It doesn’t change our approach, it simply causes us to look harder at our portfolio to make sure we continue to believe that we have built a good portfolio for long-term success. There were a few company specific mistakes that of course we wish we hadn’t made, but we continue to like the composition of our portfolios.

Detailed analysis and commentary of the latest quarter’s results can be found each quarter at www.grandeurpeakglobal.com.

Annual Report | April 30, 2015	1

Grandeur Peak Funds®	Shareholder Letter

April 30, 2015 (Unaudited)

Notes from the Road

Over the past year we have talked with companies from 52 different countries. To give you a colorful sense of our global travels, here are Blake’s notes from a recent day in Oman:

My plane from Dubai arrives in Muscat, the capital city Sultanate of Oman, on a Thursday at 10pm. I collect my luggage and go the visa counter where a lady informs me I won’t need to buy one as I will only be in the country for a day. I clear customs and go to find a taxi to take me to the Best Western hotel. The metered taxis seem expensive so I go back to the terminal where many a friendly fellow had offered to provide transportation at a good price. I talk to a gentleman and get the price I want and we walk down a corridor leading to a terminal exit. I hear a commotion and see seven angry Omanis running towards us. They are extremely kind to me and explain I can’t go with this guy as what he is doing is illegal and I turn around and walk back towards the traditional taxi queue while the bunch angrily explain airport rules to this transportation provider (that’s my assumption anyway).

I get to the hotel at 11:30pm. I iron a shirt and I confirm for the third time with the analyst who arranged my meetings the next day where and when a car would be picking me up. He confirms that I should take a taxi to my first meeting after which a car would be waiting to gather me. There is no doubt this will be the case. I have confirmed it three times. I go to bed at 12:30am.

At 6:45am my alarm goes off. I woke up 3 times in the night not because of jet lag but because there was some sort of loud trucking business next door. This is literally the 5th night in row where I have only gotten 6 hours of sleep or less and I’m tired. I open the hotel room door and grab the newspaper where the front page headline is something to the effect of “don’t shoot your machine guns in the air in celebration anymore” as a dozen people had been killed the week before because of this and the government was telling imams to educate their flocks on the importance of refraining from this practice.

I hail a cab to take me to my 8am meeting with Mr. Abdul Qadir Shamsuddin who is the CEO of Al Anwar Ceramics, an Omani tile company Amy, Spencer and I first did a call with on April 29th, 2013. I see the Royal Opera House out the window on my way which I assume will be the extent of my sightseeing for the trip. I meet with Mr. Shamsuddin for 90 minutes and I am quite impressed with his vision and the way my questions are answered. I leave Al Anwar’s modest headquarters and go outside to catch the car that the aforementioned analyst has arranged for me to take to Al Anwar’s factory which is 111 miles away. There’s no car. I wait a few minutes and still no car arrives. I go back inside the building and ask if I can use a phone and I call the analyst who tells me he’s very sorry but he thought I was going to take a cab to the factory and that I didn’t need a car. I tell him I don’t think I can catch a cab 111 miles out to the middle of the desert. I talk to the CEO who says I’m in luck, somebody else is going out to the factory at that very moment and I can catch a ride.

I get in a car with two gentlemen one of whom is a full-time driver for the company and the other is the buyer for Al Anwar’s largest customer, an Egyptian gentleman who works for one of Saudi Arabia’s biggest tile distributors/retailers and Saudi Arabia happens to be a key growth area for Al Anwar. What a stroke of luck! We talk about creating our own luck and every single trip I take I connect some sort of dot I wasn’t intending to. I spend 90 minutes speaking to this buyer about the market in Saudi Arabia and about his suppliers and those that are high quality those that aren’t and he provides great insight.

We arrive at the factory where I sit down with the CFO of Al Anwar, Mr. A Suresh for another 90 minutes. We then tour two different manufacturing lines (one older and one newer) and he walks me through each step in quite a bit of detail. We talk everything from raw material sourcing to waste to manufacturing equipment. Mr. Suresh is quite impressive as well. We’ve only ever spoken to him on the phone and this is our first time meeting face to face. I go through almost each line item on the balance sheet and the income statement and cash flow statement to make sure I have a good handle for the financials. I ask super detailed questions including the questions our consumer analyst, Amy, has sent me and Mr. Suresh impressively answers them all.

I have to get back to the airport for a 5pm flight that I don’t want to miss because I can get back to Dubai in time for an 11pm flight back to Atlanta and then on to SLC. The same gentleman who drove me out to the factory drives me back to town. I see an ancient fort out of the car window. That’s the second piece of sightseeing I’ve done today. The drive is actually quite pleasant and it almost feels as if I am driving somewhere through Arizona. I haven’t eaten lunch which is typical and I’m getting hungry and the driver stops for gas and I get a package of nuts. While there is a bit of a language barrier with the driver, I speak to him for almost the entire trip not just about the company and its culture, which provides fascinating (and I believe truthful) insight into what is really happening at the company, but also about Oman in general and what the average person feels about what is happening in the country. The sample size is small but it’s relevant.

I get to the airport and go through customs and find out my flight is delayed which is so classic. I don’t land in Dubai until it’s too late to catch a flight to Atlanta. I get to an airport hotel at 11:15pm. I want to take a shower after a long day but it turns out there’s no water and the water won’t be back on for another 6 hours.

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

April 30, 2015 (Unaudited)

I do however finally get a great night’s sleep. It’s so typical to get a great night’s rest on the last night of a trip. I wake up refreshed in the morning and sit outside at a solitary table and I get quite a bit of work done including a 9-page write-up for the day I just spent with Al Anwar. Thankfully my 11pm flight to Atlanta departs on time. But there’s a massive headwind and it takes over 17 hours to travel from Dubai to Atlanta and I miss my connecting flight to SLC. And every other flight back to SLC is full. I’ve been gone for a week and I have 4 little kids and it would be nice to get home and see them and give my wife a break. I figure out a way to get on a plane to Detroit and then from Detroit back to SLC and I’m home a mere 29 hours late.

Hopefully that gives you a flavor for an average day of due diligence on a given company. Maybe it sounds a bit pedantic and I’ve given too much detail. But undoubtedly many of our trips involve little sleep and little time for lunch and little glamor other than a Best Western breakfast and none of them ever go perfectly as planned and the sightseeing tends to be limited at best and the due diligence tends to be fairly pragmatic in nature. But to me and all of us at Grandeur Peak it couldn’t be more invigorating and exciting.

Perhaps the most satisfying or fascinating thing about this trip was the opportunity I had to connect some global dots, which is a phenomenon that occurs on every single one of our trips. Such a statement is not hyperbole. That is the absolute truth. I had met with the CEO and CFO of a major competitor of Al Anwar earlier that week in Dubai. On one of the slides this competitor presented, they had a list of worldwide competitors. They said to me “you probably don’t recognize any of these companies but we highlight them because we think they’re the best and we benchmark ourselves against them and we want to become more like them.” The truth of the matter is I actually did recognize them. And I recognized them because I wasn’t simply an investor focused on the Middle East which is the type of investor this company was obviously used to dealing with. In fact, we currently own 3 of the companies they mentioned as being world class. I literally knew every single name they brought up. I have visited 3 of the names which are located in India, Egypt, and Indonesia. And with the exception of one Saudi company, I’ve spoken on the phone to the rest of the others, ALL of which our team has personally visited in Turkey, Sri Lanka, the UK, the US, India, Egypt, South Africa, Hong Kong/China, and Thailand. And now I have visited 2 more on this trip in the UAE and Oman.

The mosaic that is assembled from this dot-connecting is powerful and exciting and it’s really at the very core of what we’re all about.

Business Update

We don’t have much new to report on the business front as all our Funds remained closed. We have added a few employees to both the research and operations teams. We’re now up to 32 people, 21 of which are in research. We have 22 full-time employees and 10 part-time, and we’re feeling really good about the team. We are tweaking the structure of our research team a bit and are confident the change will strengthen the process. Essentially we have formalized the focus of each analyst beyond their primary sector responsibility. Each analyst will now be part of an industry team, a geography team and a fund team. While it might be a little difficult to balance wearing 3 hats, we think it will ensure our global analysis is never performed in a vacuum and that each Fund is receiving dedicated attention.

In 1983 the CFA Institute (AIMR back then) held a “Managing the Investment Professional” conference in Chicago. Charlie Ellis presented what he believed to be the characteristics of successful investment firms. He began his remarks with the following: “It should, in theory, really be quite easy to develop a first-rate professional firm. We all know the recipe. Get top people. Have a clear purpose. Have high professional standards. Take a long term view. Always remember that clients come ahead of the firm. Always remember that the firm comes ahead of the individual. And always remember, as an individual, that professional commitments come ahead of financial rewards. Maintain discipline at all times, and you shall succeed.” He finished up with: “It is my belief that the successful investment management organizations of the future will be those whose people want to invest their careers in relatively small enterprises that engage in important work on challenging problems for great clients.”4

This is exactly what we are trying to do. We continue to work hard on your behalf and thank you for your continued trust.

Sincerely,

Robert Gardiner, CFA	Blake Walker
Chief Executive Officer & Portfolio Manager	Chief Investment Officer & Portfolio Manager

[1]	Multiple expansion is an increase in the price-earnings ratio, or “multiple”, of a stock or group of stocks.
[2]

Source: Bloomberg; Categories represented by the following indexes: US Large Cap = Russell 1000 Index, US Small Cap = Russell 2000 Index, Europe Large Cap = MSCI Europe Index, Europe Small Cap = MSCI Europe Small Cap Index, Japan Large Cap = MSCI Japan Index, Japan Small Cap = MSCI Japan Small Cap Index, EM Large Cap = MSCI EM Index, EM Small Cap = MSCI EM Small Cap Index

[3]	http://www.wsj.com/articles/vera-wang-brian-grazer-and-more-on-failure-1427468012? vh=7609cab091ba04927bd85a55ba80fe17b07cf3ea&ts=1427469126
[4]	Dr. Charles D Ellis, CFA, “The Characteristics of Successful Investment Firms,” ICFA Continuing Education Series, Volume 1984 Issue 1: http://www.cfapubs.org/doi/abs/10.2469/cp.v1984.n1.5

Annual Report | April 30, 2015	3

Grandeur Peak Funds®	Shareholder Letter

April 30, 2015 (Unaudited)

The objective of all Grandeur Peak Funds is long-term growth of capital.

RISKS:  Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-PEAK (7325). Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Grandeur Peak Global Advisors, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information. Past performance does not guarantee future results.

CFA® is trademark owned by CFA Institute.

ALPS Distributors, Inc. is the Distributor for the Grandeur Peak Funds.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2015 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2015

			Since Inception(a)	Expense Ratio
	6 Months	1 Year		Gross	Net(b)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	6.30%	12.06%	12.84%	2.00%	1.95%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	6.37%	12.22%	13.04%	1.75%	1.70%
Russell Emerging Markets Small Cap Index(c)	6.11%	7.50%	9.24%

(a)	Fund inception date of December 16, 2013.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% of the Fund’s average daily net assets for the Investor Class and 1.70% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2015. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Emerging Markets Small Cap Index seeks to measure the performance of the small-cap equity universe of emerging countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2015

Annual Report | April 30, 2015	5

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2015 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2015. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	70.5%
Africa/Middle East	6.7%
Latin America	5.9%
Europe	3.8%
North America	3.6%
Cash, Cash Equivalents, & Other Net Assets	9.5%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	22.7%
Consumer	17.8%
Industrials	17.8%
Technology	17.2%
Health Care	9.1%
Energy & Materials	4.8%
Exchange-Traded Funds	1.1%
Cash, Cash Equivalents, & Other Net Assets	9.5%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Man Wah Holdings, Ltd.	2.8%
Value Partners Group, Ltd.	2.2%
Hy-Lok Corp.	1.2%
Far East Horizon, Ltd.	1.2%
Market Vectors Vietnam ETF	1.1%
Sporton International, Inc.	1.1%
Security Bank Corp.	1.1%
Sinmag Equipment Corp.	1.1%
Blue Label Telecoms, Ltd.	1.0%
Silergy Corp.	1.0%
Total	13.8%

*	Holdings are subject to change.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2015 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2015

					Expense Ratio
	6 Months	1 Year	3 Years	Since Inception(a)	Gross	Net(b)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	8.79%	11.09%	19.10%	20.81%	1.70%	1.70%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	8.91%	11.20%	19.42%	21.23%	1.46%	1.46%
Russell Global Small Cap Index(c)	6.33%	5.80%	11.99%	13.67%
Russell Global Index(d)	5.40%	7.88%	13.09%	14.63%

(a)	Fund inception date of October 17, 2011.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% of the Fund’s average daily net assets for the Investor Class and 1.50% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2015. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(d)

The Russell Global Index seeks to measure the performance of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2015

Annual Report | April 30, 2015	7

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2015 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2015. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	33.2%
North America	32.2%
Europe	21.5%
Japan	5.3%
Latin America	3.2%
Africa/Middle East	2.4%
Australia/New Zealand	1.2%
Cash, Cash Equivalents, & Other Net Assets	1.1%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	23.4%
Industrials	22.8%
Technology	19.4%
Consumer	16.7%
Health Care	12.2%
Energy & Materials	4.4%
Cash, Cash Equivalents, & Other Net Assets	1.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	3.2%
Clinigen Group PLC	2.1%
Man Wah Holdings, Ltd.	2.1%
Roadrunner Transportation Systems, Inc.	2.0%
Knight Transportation, Inc.	1.4%
Melexis NV	1.4%
Value Partners Group, Ltd.	1.3%
Universal Truckload Services, Inc.	1.1%
Palfinger AG	1.1%
Home Capital Group, Inc.	1.0%
Total	16.7%

*	Holdings are subject to change.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2015 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2015

				Expense Ratio
	6 Months	1 Year	Since Inception(a)	Gross	Net(b)
Grandeur Peak Global Reach Fund – Investor (GPROX)	8.47%	11.09%	19.43%	1.88%	1.64%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	8.61%	11.41%	19.68%	1.72%	1.39%
Russell Global Small Cap Index(c)	6.33%	5.80%	11.06%
Russell Global Index(d)	5.40%	7.88%	12.90%

(a)	Fund inception date of June 19, 2013.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% of the Fund’s average daily net assets for the Investor Class and 1.35% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2015. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(d)

The Russell Global Index seeks to measure the performance of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2015

Annual Report | April 30, 2015	9

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2015 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2015. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	36.2%
North America	26.2%
Europe	20.1%
Africa/Middle East	5.7%
Japan	5.1%
Latin America	2.5%
Australia/New Zealand	2.0%
Cash, Cash Equivalents, & Other Net Assets	2.2%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	23.9%
Financials	21.8%
Industrials	19.4%
Technology	18.2%
Health Care	11.0%
Energy & Materials	3.5%
Cash, Cash Equivalents, & Other Net Assets	2.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Man Wah Holdings, Ltd.	2.1%
First Republic Bank	2.0%
Clinigen Group PLC	1.8%
Roadrunner Transportation Systems, Inc.	1.7%
Value Partners Group, Ltd.	1.0%
Home Capital Group, Inc.	0.9%
VZ Holding AG	0.8%
Super Group, Ltd.	0.8%
Bank of Georgia Holdings PLC	0.8%
IG Group Holdings PLC	0.8%
Total	12.7%

*	Holdings are subject to change.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2015 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2015

					Expense Ratio
	6 Months	1 Year	3 Years	Since Inception(a)	Gross	Net(b)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	6.94%	7.25%	18.51%	20.00%	1.68%	1.68%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	7.10%	7.41%	18.78%	20.23%	1.44%	1.44%
Russell Global ex-U.S. Small Cap Index(c)	7.47%	3.24%	9.65%	10.55%

(a)	Fund inception date of October 17, 2011.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% of the Fund’s average daily net assets for the Investor Class and 1.50% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2015. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Global ex-U.S. Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe, excluding companies assigned to the United States. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2015

Annual Report | April 30, 2015	11

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2015 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2015. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	41.1%
Europe	29.4%
Japan	6.8%
North America	5.1%
Latin America	4.6%
Africa/Middle East	3.8%
Australia/New Zealand	1.3%
Cash, Cash Equivalents, & Other Net Assets	7.9%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	21.7%
Industrials	19.7%
Technology	16.6%
Consumer	16.1%
Health Care	12.6%
Energy & Materials	4.9%
Exchange-Traded Funds	0.5%
Cash, Cash Equivalents, & Other Net Assets	7.9%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Clinigen Group PLC	3.0%
Man Wah Holdings, Ltd.	2.2%
Value Partners Group, Ltd.	1.5%
Home Capital Group, Inc.	1.4%
Trancom Co., Ltd.	1.4%
Melexis NV	1.3%
Hy-Lok Corp.	1.2%
IG Group Holdings PLC	1.1%
Sporton International, Inc.	1.1%
VZ Holding AG	1.1%
Total	15.3%

*	Holdings are subject to change.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2014 through April 30, 2015.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expense Ratio(a)	Expenses Paid During period November 1, 2014 - April 30, 2015(b)
Grandeur Peak Emerging Markets Opportunities Fund
Institutional Class
Actual	$ 1,000.00	$ 1,063.70	1.59%	$ 8.14
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.91	1.59%	$ 7.95
Investor Class
Actual	$ 1,000.00	$ 1,063.00	1.82%	$ 9.31
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.77	1.82%	$ 9.10
Grandeur Peak Global Opportunities Fund
Institutional Class
Actual	$ 1,000.00	$ 1,089.10	1.38%	$ 7.15
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.95	1.38%	$ 6.90
Investor Class
Actual	$ 1,000.00	$ 1,087.90	1.61%	$ 8.33
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.81	1.61%	$ 8.05
Grandeur Peak Global Reach Fund
Institutional Class
Actual	$ 1,000.00	$ 1,086.10	1.35%	$ 6.98
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.10	1.35%	$ 6.76
Investor Class
Actual	$ 1,000.00	$ 1,084.70	1.59%	$ 8.22
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.91	1.59%	$ 7.95
Grandeur Peak International Opportunities Fund
Institutional Class
Actual	$ 1,000.00	$ 1,071.00	1.38%	$ 7.09
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.95	1.38%	$ 6.90
Investor Class
Actual	$ 1,000.00	$ 1,069.40	1.61%	$ 8.26
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.81	1.61%	$ 8.05

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

Annual Report | April 30, 2015	13

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
COMMON STOCKS (88.89%)
Bangladesh (0.69%)
Active Fine Chemicals, Ltd.	1,146,000	$855,235
Islami Bank Bangladesh, Ltd.	4,667,565	971,784
Olympic Industries, Ltd.	510,300	1,383,142

		3,210,161

Brazil (3.83%)
Banco Daycoval SA	662,137	1,760,307
CETIP SA - Mercados Organizados	358,562	4,084,319
Even Construtora e Incorporadora SA	640,700	1,033,473
Linx SA	62,500	913,971
Localiza Rent a Car SA	79,700	934,301
M Dias Branco SA	54,400	1,549,153
Odontoprev SA	694,000	2,434,684
Sonae Sierra Brasil SA	211,500	1,428,509
Tegma Gestao Logistica	121,500	608,921
Valid Solucoes SA	204,100	3,173,662

		17,921,300

China (16.20%)
51job, Inc., ADR(a)	51,725	1,862,100
AAC Technologies Holdings, Inc.	237,000	1,251,053
Airtac International Group	250,000	2,043,631
BBI Life Sciences Corp.(a)(b)	4,131,000	1,810,880
China Biologic Products, Inc.(a)	22,825	2,182,983
China Construction Bank Corp., H Shares	3,593,000	3,487,850
China Lesso Group Holdings, Ltd.	5,294,000	3,889,799
China Medical System Holdings, Ltd.	939,000	1,657,103
China Pioneer Pharma Holdings, Ltd.	5,574,000	4,331,008
China Singyes Solar Technologies Holdings, Ltd.	1,104,000	1,807,938
China South City Holdings, Ltd.	6,885,000	3,034,371
Consun Pharmaceutical Group, Ltd.	1,151,000	919,972
Dongpeng Holdings Co., Ltd.	7,506,000	4,125,586
Far East Horizon, Ltd.	5,112,500	5,399,174
Goldpac Group, Ltd.	2,007,000	1,675,459
Le Saunda Holdings, Ltd.	1,304,000	557,902
Man Wah Holdings, Ltd.	10,047,600	13,036,496

	Shares	Value (Note 2)
China (continued)
Mindray Medical International, Ltd., ADR	36,825	$1,137,156
Minth Group, Ltd.	1,060,000	2,653,758
Noah Holdings, Ltd., Sponsored ADR(a)	103,875	3,520,324
O2Micro International, Ltd., ADR(a)	271,250	623,875
Phoenix New Media, Ltd., ADR(a)	352,190	2,539,290
Sihuan Pharmaceutical Holdings Group, Ltd.(c)	2,563,000	1,603,828
Technovator International, Ltd.(a)	3,398,000	3,314,621
Tsui Wah Holdings, Ltd.	2,512,000	848,056
Vitasoy International Holdings, Ltd.	1,101,900	2,015,978
Wonderful Sky Financial Group Holdings, Ltd.	805,000	244,079
WuXi PharmaTech Cayman, Inc., ADR(a)	87,433	3,774,483
Xiabuxiabu Catering Management China Holdings Co., Ltd.(a)(b)(d)	688,000	447,894

		75,796,647

Colombia (1.64%)
Bolsa de Valores de Colombia	115,263,748	1,016,179
Gran Tierra Energy, Inc.(a)	743,650	2,766,378
Parex Resources, Inc.(a)	485,731	3,897,121

		7,679,678

Georgia (0.98%)
Bank of Georgia Holdings PLC	167,297	4,594,515

Greece (0.50%)
Sarantis SA(a)	259,544	2,360,574

Hong Kong (3.30%)
International Housewares Retail Co., Ltd.	8,196,000	2,315,867
Samsonite International SA	356,000	1,298,392
Sinosoft Technology Group, Ltd.	1,752,000	1,304,692
Value Partners Group, Ltd.	5,686,800	10,514,153

		15,433,104

India (13.04%)
AIA Engineering, Ltd.	43,750	790,460
Ajanta Pharma, Ltd.	125,730	2,500,149

See Notes to Financial Statements.
14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
India (continued)
Amara Raja Batteries, Ltd.	37,800	$472,114
Bajaj Finance, Ltd.	23,100	1,470,506
Balkrishna Industries, Ltd.	298,300	3,644,741
Credit Analysis & Research, Ltd.	156,990	3,848,560
Dewan Housing Finance Corp., Ltd.	552,500	3,872,174
eClerx Services, Ltd.	58,979	1,479,417
Eros International Media, Ltd.(a)	38,500	249,603
Glenmark Pharmaceuticals, Ltd.	204,700	2,863,339
Hinduja Global Solutions, Ltd.	194,500	1,671,736
IFGL Refractories, Ltd.	359,956	746,458
Indiabulls Housing Finance, Ltd.	249,000	2,320,316
Infinite Computer Solutions, Ltd.	480,000	1,706,785
Infotech Enterprises, Ltd.	488,595	3,701,675
Ipca Laboratories, Ltd.	41,956	423,616
Jammu & Kashmir Bank, Ltd.	1,574,699	2,376,135
Kolte-Patil Developers, Ltd.	1,243,750	4,191,203
KPIT Technologies, Ltd.	1,243,280	2,054,778
MBL Infrastructures, Ltd.	165,000	1,480,579
MT Educare, Ltd.	865,731	1,405,715
Nirvikara Paper Mills, Ltd.(a)(c)	47,311	50,682
PC Jeweller, Ltd.	168,000	902,610
Persistent Systems, Ltd.	19,200	213,342
PI Industries, Ltd.	94,675	981,183
Poly Medicure, Ltd.	91,722	772,046
Repco Home Finance, Ltd.	1,927	17,600
Somany Ceramics, Ltd.	80,760	531,484
Suprajit Engineering, Ltd.	139,782	257,308
Supreme Industries, Ltd.	5,000	53,755
Time Technoplast, Ltd.	4,012,600	2,890,225
Vaibhav Global, Ltd.	289,337	3,643,419
Vakrangee Software, Ltd.	573,100	958,139
Vardhman Textiles, Ltd.	165,219	1,687,567
Vesuvius India, Ltd.	171,200	1,987,203
WNS Holdings, Ltd., ADR(a)	116,025	2,799,683

		61,016,305

Indonesia (4.70%)
Arwana Citramulia Tbk PT	21,820,200	875,333
Astra Graphia Tbk PT	8,442,500	1,445,890
Bank Negara Indonesia Persero Tbk PT	5,528,500	2,728,408
Bank Tabungan Pensiunan Nasional Tbk PT(a)	4,985,000	1,519,055

	Shares	Value (Note 2)
Indonesia (continued)
Bekasi Fajar Industrial Estate Tbk PT	56,350,600	$2,589,584
Express Transindo Utama Tbk PT	9,051,500	768,112
Lippo Cikarang Tbk PT(a)	811,100	746,969
Panin Sekuritas Tbk PT	3,694,500	1,424,181
Petra Foods, Ltd.	841,400	2,461,075
Selamat Sempurna Tbk PT	9,212,100	3,342,180
Tempo Scan Pacific Tbk PT	16,446,500	2,575,060
Ultrajaya Milk Industry & Trading Co. Tbk PT	5,042,900	1,534,985

		22,010,832

Kazakhstan (0.25%)
Nostrum Oil & Gas, PLC(a)	125,490	1,181,114

Luxembourg (0.32%)
Globant SA(a)	72,362	1,520,326

Malaysia (2.89%)
AEON Credit Service M Bhd	795,100	3,313,195
Berjaya Auto Bhd	1,611,000	1,825,713
Berjaya Food Bhd	231,584	187,920
CB Industrial Product Holding Bhd	3,673,800	2,090,519
Freight Management Holdings Bhd	66,400	28,866
Kossan Rubber Industries	1,638,300	2,760,017
My EG Services Bhd	1,301,800	921,928
Padini Holdings Bhd	2,346,490	920,505
Uzma Bhd	2,245,300	1,458,465

		13,507,128

Mexico (2.07%)
Banregio Grupo Financiero SAB de CV(a)	229,300	1,315,239
Credito Real SAB de CV	1,853,451	4,564,163
Genomma Lab Internacional SAB de CV, Class B(a)	1,403,500	1,648,486
Medica Sur SAB de CV, Series B	585,646	2,159,431

		9,687,319

Oman (0.23%)
Al Anwar Ceramic Tile Co.	1,015,026	1,078,416

Philippines (4.29%)
Concepcion Industrial Corp.	2,879,660	4,088,250
Metropolitan Bank & Trust Co.	957,990	1,997,028

See Notes to Financial Statements.
Annual Report | April 30, 2015	15

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
Philippines (continued)
Pepsi-Cola Products Philippines, Inc.(a)	42,513,000	$4,152,965
Puregold Price Club, Inc.	2,610,100	2,323,136
Robinsons Land Corp.	3,372,600	2,264,609
Security Bank Corp.	1,387,600	5,228,564

		20,054,552

Poland (2.01%)
KRUK SA(a)	106,846	4,544,375
Magellan SA(a)	73,840	1,333,278
Wawel SA	3,626	1,339,661
Work Service SA(a)	400,807	2,171,128

		9,388,442

Russia (0.23%)
MD Medical Group Investments PLC, GDR(b)	218,300	1,091,500

South Africa (6.42%)
ARB Holdings, Ltd.	1,134,108	592,492
Blue Label Telecoms, Ltd.	7,170,223	4,839,919
Cartrack Holdings, Ltd.(a)	2,627,200	1,932,374
Clicks Group, Ltd.	382,300	2,929,819
Comair, Ltd.	4,294,876	1,945,939
Ellies Holdings, Ltd.(a)	4,832,608	485,020
EOH Holdings, Ltd.	243,224	3,300,316
Interwaste Holdings, Ltd.(a)	15,918,682	1,846,614
Invicta Holdings, Ltd.	309,482	1,897,280
Italtile, Ltd.	1,502,579	1,477,791
MiX Telematics, Ltd., Sponsored ADR(a)	165,587	1,159,109
OneLogix Group, Ltd.	2,142,622	873,529
Super Group, Ltd.(a)	918,080	2,782,535
Transaction Capital, Ltd.	5,181,040	3,980,642

		30,043,379

South Korea (7.32%)
DGB Financial Group, Inc.	202,500	2,285,866
Duk San Neolux Co., Ltd.(a)	42,632	878,887
Duksan Hi-Metal Co., Ltd.(a)	56,538	551,767
ENF Technology Co., Ltd.	68,810	896,749
Hy-Lok Corp.	171,557	5,439,543
Interpark Holdings Corp.	257,000	2,138,493
ISC Co., Ltd.	78,748	3,153,277
Koh Young Technology, Inc.	25,244	1,041,908
KONA I Co., Ltd.	122,306	3,983,965
LEENO Industrial, Inc.	30,745	1,316,051
LF Corp.	80,260	2,639,038
Samchuly Bicycle Co., Ltd.	80,000	1,877,358
Solueta Co., Ltd.(a)	131,000	1,504,243
TechWing, Inc.	178,000	1,803,703

	Shares	Value (Note 2)
South Korea (continued)
Vieworks Co., Ltd.	58,593	$1,612,162
Vitzrocell Co., Ltd.(a)	251,131	1,759,449
Wins Technet Co., Ltd.	154,412	1,387,280

		34,269,739

Sri Lanka (1.92%)
Asiri Hospital Holdings PLC	4,000,000	654,164
Expolanka Holdings PLC(a)	5,769,122	367,874
Hatton National Bank PLC	893,400	1,546,862
Hemas Holdings PLC	2,712,032	1,554,383
The Lanka Hospital Corp. PLC	1,640,200	509,409
Royal Ceramics Lanka PLC	3,593,775	3,181,286
Sampath Bank PLC	590,486	1,148,470

		8,962,448

Taiwan (11.88%)
ASPEED Technology, Inc.	274,608	2,515,752
Chipbond Technology Corp.	578,000	1,249,054
Cleanaway Co., Ltd.	348,000	2,156,294
Cowealth Medical Holding Co., Ltd.	731,000	2,184,542
Cub Elecparts, Inc.	183,165	2,323,776
DYNACOLOR, Inc.	944,000	1,848,698
Elan Microelectronics Corp.	1,020,000	1,670,003
King’s Town Bank Co., Ltd.	1,953,000	2,001,686
Novatek Microelectronics Corp.	610,000	3,188,247
On-Bright Electronics, Inc.	144,900	786,167
Polyronics Tech Corp.	1,403,000	3,237,730
Richtek Technology Corp.	346,000	1,956,567
Silergy Corp.	471,422	4,663,816
Sinmag Equipment Corp.	839,660	5,037,404
Solidwizard Technology Co., Ltd.	541,000	2,507,469
Sporton International, Inc.	927,000	5,255,956
Test Research, Inc.	1,735,000	3,527,987
TSC Auto ID Technology Co., Ltd.	184,000	1,565,219
UDE Corp.	1,920,000	4,211,028
Voltronic Power Technology Corp.	300,020	3,722,175

		55,609,570

Thailand (1.11%)
Jubilee Enterprise PCL	1,255,200	1,227,975
LPN Development PCL	5,007,100	2,603,836
Premier Marketing PCL	4,566,900	1,383,943

		5,215,754

See Notes to Financial Statements.
16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
Turkey (1.68%)
Albaraka Turk Katilim Bankasi AS	2,072,290	$1,339,762
EGE Seramik Sanayi ve Ticaret AS	1,312,061	1,973,541
Is Girisim Sermayesi Yatirim Ortakligi AS	904,559	646,452
Pinar SUT Mamulleri Sanayii AS	223,646	2,150,603
TAV Havalimanlari Holding AS(a)	114,900	1,010,187
Uyum Gida Ihtiyac Maddeleri Sanayi ve Ticaret AS(a)	685,472	740,786

		7,861,331

United Arab Emirates (0.09%)
Aramex PJSC	451,125	426,713

United States (0.36%)
First Cash Financial Services, Inc.(a)	34,475	1,666,521

Vietnam (0.94%)
DHG Pharmaceutical JSC	20,000	77,814
Japan Vietnam Medical Instrument JSC	473,000	464,456
PetroVietnam Drilling and Well Services JSC	950,000	2,385,988
Vietnam Dairy Products JSC	284,816	1,424,740
Vietnam Sun Corp.	12,420	22,838

		4,375,836

TOTAL COMMON STOCKS (Cost $376,008,769)		415,963,204

PREFERRED STOCKS (0.45%)
Brazil (0.45%)
Banco ABC Brasil SA	473,652	2,082,972

TOTAL PREFERRED STOCKS (Cost $2,336,386)		2,082,972

EXCHANGE-TRADED FUNDS (1.13%)
United States (1.13%)
Market Vectors Vietnam ETF	293,950	5,299,918

TOTAL EXCHANGE-TRADED FUNDS (Cost $5,344,259)		5,299,918

	Shares	Value (Note 2)
RIGHTS (0.00%)(e)
Sri Lanka (0.00%)(e)
Hemas Holdings PLC	293,479	$10,788

TOTAL RIGHTS (Cost $0)		10,788

TOTAL INVESTMENTS (90.47%) (Cost $383,689,414)		$423,356,882

Assets In Excess Of Other Liabilities (9.53%)		44,588,088

NET ASSETS (100.00%)		$467,944,970

(a)	Non-Income Producing Security.
(b)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2015, the aggregate market value of those securities was $3,350,274, representing 0.72% of net assets.

(c)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2015, these securities had a total aggregate market value of $447,894 representing 0.10% of net assets.

(e)	Less than 0.005%.

Common Abbreviations:

ADR - American Depositary Receipt.

AS - Aktieselskab is the Danish term for a stock-based corporation.

Bhd - Berhad is the Malaysian term for public limited company.

ETF - Exchange Traded Fund.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

Ltd. - Limited.

PCL - Public Company Limited.

PJSC - Public Joint Stock Company.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Holdings are subject to change.

See Notes to Financial Statements.
Annual Report | April 30, 2015	17

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2015

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
COMMON STOCKS (98.60%)
Australia (1.22%)
ALS, Ltd.	214,337	$885,314
Countplus, Ltd.	315,836	278,330
CTI Logistics, Ltd.	1,454,886	1,556,707
Magellan Financial Group, Ltd.	318,864	5,004,403
The Reject Shop, Ltd.	224,400	1,151,771

		8,876,525

Austria (1.08%)
Palfinger AG	261,274	7,838,886

Belgium (1.36%)
Melexis NV	160,770	9,925,171

Brazil (2.01%)
Banco Daycoval SA	1,078,400	2,866,952
CETIP SA - Mercados Organizados	488,682	5,566,493
Fleury SA	5,000	27,697
Grazziotin SA, Preference	34,600	173,405
Odontoprev SA	295,600	1,037,021
Tegma Gestao Logistica	385,700	1,933,013
Valid Solucoes SA	196,100	3,049,266

		14,653,847

Britain (7.59%)
Abcam PLC	339,553	2,732,351
Bovis Homes Group PLC	180,686	2,572,683
Brammer PLC	238,179	1,388,386
Cambian Group PLC	571,706	2,275,100
Clinigen Group PLC	1,685,944	15,508,695
Diploma PLC	169,900	2,073,335
EMIS Group PLC	378,117	5,455,857
Halma PLC	80,100	872,360
Hunting PLC	222,000	1,995,211
IG Group Holdings PLC	563,048	6,348,456
Oxford Immunotec Global PLC(a)	99,175	1,316,052
Premier Oil PLC(a)	756,808	2,024,628
Robert Walters PLC	140,483	821,086
RPS Group PLC	2,071,939	6,774,316
Ultra Electronics Holdings PLC	116,650	3,102,080

		55,260,596

Canada (2.02%)
Halogen Software, Inc.(a)	115,600	1,006,050
Home Capital Group, Inc.	190,128	7,504,265
Richelieu Hardware, Ltd.	73,555	3,840,833

	Shares	Value (Note 2)
Canada (continued)
Stantec, Inc.	86,228	$2,329,192

		14,680,340

China (7.79%)
BBI Life Sciences Corp.(a)(b)	7,357,000	3,225,042
China Lesso Group Holdings, Ltd.	1,137,000	835,418
China Medical System Holdings, Ltd.	2,799,000	4,939,543
Consun Pharmaceutical Group, Ltd.	1,071,000	856,030
Dongpeng Holdings Co., Ltd.	12,725,000	6,994,149
Far East Horizon, Ltd.	4,639,000	4,899,123
Goldpac Group, Ltd.	993,000	828,964
Le Saunda Holdings, Ltd.	4,890,200	2,092,217
Man Wah Holdings, Ltd.	11,845,800	15,369,613
Mindray Medical International, Ltd., ADR	38,000	1,173,440
Noah Holdings, Ltd., Sponsored ADR(a)	54,900	1,860,561
O2Micro International, Ltd., ADR(a)	566,315	1,302,524
Sihuan Pharmaceutical Holdings Group, Ltd.(c)	4,043,000	2,529,956
Tao Heung Holdings, Ltd.	1,861,300	887,002
Tsui Wah Holdings, Ltd.	5,823,400	1,965,990
Vitasoy International Holdings, Ltd.	1,135,483	2,077,420
Wonderful Sky Financial Group Holdings, Ltd.	2,211,000	670,385
WuXi PharmaTech Cayman, Inc., ADR(a)	72,775	3,141,697
Xiabuxiabu Catering Management China Holdings Co., Ltd.(a)(b)(d)	1,590,000	1,035,103

		56,684,177

Colombia (0.93%)
Gran Tierra Energy, Inc.(a)	718,404	2,672,463
Parex Resources, Inc.(a)	507,300	4,070,173

		6,742,636

France (1.87%)
Alten SA	16,253	793,353
Argan SA, REIT	38,700	939,380
Audika Groupe	82,268	1,634,107
Esker SA	36,547	985,468
Infotel SA	34,520	1,033,750
Medicrea International(a)	167,370	1,422,641
MGI Digital Graphic Technology(a)	44,650	1,367,689

See Notes to Financial Statements.
Annual Report | April 30, 2015	19

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
France (continued)
Neurones	45,508	$770,904
Prodware(a)	199,300	1,562,012
SoluCom	37,952	1,836,511
Thermador Groupe	14,473	1,273,946

		13,619,761

Georgia (0.65%)
Bank of Georgia Holdings PLC	172,400	4,734,659

Germany (3.20%)
Bertrandt AG	37,719	4,979,691
ElringKlinger AG	119,051	3,277,405
Nexus AG	160,092	3,163,763
Norma Group SE	43,068	2,287,672
Patrizia Immobilien AG(a)	202,511	3,989,125
Softing AG	75,599	1,194,296
Wirecard AG	100,285	4,404,431

		23,296,383

Greece (0.12%)
Sarantis SA(a)	94,206	856,811

Hong Kong (2.16%)
International Housewares Retail Co., Ltd.	10,697,000	3,022,551
Samsonite International SA	578,000	2,108,063
Sinosoft Technology Group, Ltd.	1,243,000	925,646
Value Partners Group, Ltd.	5,243,000	9,693,625

		15,749,885

India (7.44%)
AIA Engineering, Ltd.	38,400	693,798
Ajanta Pharma, Ltd.	179,667	3,572,690
Bajaj Corp., Ltd.	144,440	996,856
Bajaj Finance, Ltd.	41,475	2,640,227
Balkrishna Industries, Ltd.	154,500	1,887,739
City Union Bank, Ltd.	895,267	1,329,639
Credit Analysis & Research, Ltd.	138,700	3,400,186
Dewan Housing Finance Corp., Ltd.	289,500	2,028,949
eClerx Services, Ltd.	94,800	2,377,944
Eros International Media, Ltd.(a)	62,500	405,201
Glenmark Pharmaceuticals, Ltd.	375,000	5,245,492
Hinduja Global Solutions, Ltd.	297,900	2,560,464
Indiabulls Housing Finance, Ltd.	213,000	1,984,849

	Shares	Value (Note 2)
India (continued)
Infotech Enterprises, Ltd.	359,116	$2,720,721
Jammu & Kashmir Bank, Ltd.	1,114,000	1,680,965
Kolte-Patil Developers, Ltd.	652,097	2,197,444
KPIT Technologies, Ltd.	781,850	1,292,169
Mahindra & Mahindra Financial Services, Ltd.	73,700	310,258
MBL Infrastructures, Ltd.	131,100	1,176,388
MT Educare, Ltd.	587,689	954,249
Nirvikara Paper Mills, Ltd.(a)(c)	7,555	8,093
PC Jeweller, Ltd.	239,789	1,288,309
Persistent Systems, Ltd.	118,200	1,313,385
Poly Medicure, Ltd.	37,068	312,010
Supreme Industries, Ltd.	177,644	1,909,851
Time Technoplast, Ltd.	1,804,205	1,299,546
Vaibhav Global, Ltd.	204,557	2,575,843
Vakrangee Software, Ltd.	570,900	954,461
Vesuvius India, Ltd.	53,365	619,434
WNS Holdings, Ltd., ADR(a)	181,975	4,391,057

		54,128,217

Indonesia (3.17%)
Arwana Citramulia Tbk PT	48,263,300	1,936,117
Astra Graphia Tbk PT	9,349,400	1,601,209
Bank Negara Indonesia Persero Tbk PT	7,019,500	3,464,242
Bank Tabungan Pensiunan Nasional Tbk PT(a)	2,139,100	651,838
Lippo Cikarang Tbk PT(a)	1,603,500	1,476,717
Panin Sekuritas Tbk PT	4,471,300	1,723,627
Petra Foods, Ltd.	1,461,300	4,274,268
Selamat Sempurna Tbk PT	14,442,000	5,239,605
Tempo Scan Pacific Tbk PT	10,915,000	1,708,982
Ultrajaya Milk Industry & Trading Co. Tbk PT	3,254,500	990,622

		23,067,227

Ireland (0.66%)
Beazley PLC	611,300	2,628,951
Irish Residential Properties, REIT PLC	1,797,346	2,157,402

		4,786,353

Israel (0.29%)
Caesarstone Sdot Yam, Ltd.	22,800	1,350,672
Hamlet Israel-Canada, Ltd.	75,283	737,897

		2,088,569

Japan (5.27%)
AIT Corp.	329,200	3,198,258
AP Company Co., Ltd.(a)	83,400	1,209,505

See Notes to Financial Statements.
20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
Japan (continued)
Arcland Service Co., Ltd.	58,700	$2,499,667
Benefit One, Inc.	172,900	2,513,924
CMIC Co., Ltd.	105,120	1,561,348
Daikokutenbussan Co., Ltd.	18,100	759,807
Descente, Ltd.	146,900	1,885,925
Future Architect, Inc.	276,100	1,667,621
GCA Savvian Corp.	283,700	3,030,132
Hard Off Corp. Co., Ltd.	119,800	1,188,720
JCU Corp.	53,200	2,220,628
MISUMI Group, Inc.	44,500	1,670,002
Monogatari Corp.	53,300	1,783,709
Prestige International, Inc.	79,900	618,905
Shaklee Global Group, Inc.(a)	25,000	434,714
SK Kaken Co., Ltd.	34,000	2,981,407
Syuppin Co., Ltd.	155,400	1,899,161
Trancom Co., Ltd.	153,370	7,239,798

		38,363,231

Luxembourg (0.75%)
L’Occitane International SA	1,843,753	5,435,712

Malaysia (1.60%)
AEON Credit Service M Bhd	778,480	3,243,939
Berjaya Auto Bhd	2,461,000	2,789,000
Berjaya Food Bhd	271,500	220,310
Kossan Rubber Industries	1,040,000	1,752,071
My EG Services Bhd	2,041,200	1,445,568
Padini Holdings Bhd	5,568,350	2,184,410

		11,635,298

Mexico (0.43%)
Banregio Grupo Financiero SAB de CV(a)	206,120	1,182,281
Credito Real SAB de CV	800,643	1,971,601

		3,153,882

Netherlands (0.51%)
Aalberts Industries NV	96,200	2,982,460
Arcadis NV	22,500	712,216

		3,694,676

Norway (0.27%)
Medistim ASA	152,700	838,918
SpareBank 1 SMN	50,195	448,380
Zalaris ASA(a)	158,444	672,058

		1,959,356

Philippines (1.08%)
Pepsi-Cola Products Philippines, Inc.(a)	27,565,900	2,692,829

	Shares	Value (Note 2)
Philippines (continued)
Security Bank Corp.	1,374,640	$5,179,729

		7,872,558

Poland (0.12%)
Wawel SA	2,456	907,393

Singapore (0.78%)
ARA Asset Management, Ltd.	1,582,888	2,067,346
CSE Global, Ltd.	4,531,250	1,966,440
Riverstone Holdings, Ltd.	1,843,600	1,615,502

		5,649,288

South Africa (2.01%)
Blue Label Telecoms, Ltd.	1,012,400	683,373
Cartrack Holdings, Ltd.(a)	4,257,400	3,131,428
Cashbuild, Ltd.	5,800	136,167
Clicks Group, Ltd.	347,649	2,664,265
EOH Holdings, Ltd.	153,300	2,080,134
Italtile, Ltd.	1,177,166	1,157,746
MiX Telematics, Ltd., Sponsored ADR(a)	117,000	819,000
Super Group, Ltd.(a)	1,309,307	3,968,274

		14,640,387

South Korea (2.89%)
Duk San Neolux Co., Ltd.(a)	52,423	1,080,736
Hy-Lok Corp.	234,907	7,448,176
ISC Co., Ltd.	125,182	5,012,616
Koh Young Technology, Inc.	55,781	2,302,276
KONA I Co., Ltd.	85,980	2,800,691
LEENO Industrial, Inc.	56,600	2,422,784

		21,067,279

Sweden (2.46%)
AddTech AB, Class B	212,427	2,793,471
Beijer Alma AB	95,000	2,131,796
Bufab Holding AB(a)	441,000	2,831,214
Indutrade AB	70,900	3,463,599
Moberg Pharma AB(a)	245,880	1,480,086
Nibe Industrier AB, Class B	98,400	2,620,944
Opus Group AB	2,372,531	2,610,584

		17,931,694

Switzerland (0.81%)
VZ Holding AG	27,475	5,889,919

Taiwan (5.09%)
ASPEED Technology, Inc.	217,698	1,994,386
Cub Elecparts, Inc.	254,778	3,232,315
Novatek Microelectronics Corp.	602,000	3,146,434

See Notes to Financial Statements.
Annual Report | April 30, 2015	21

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
Taiwan (continued)
On-Bright Electronics, Inc.	230,900	$1,252,767
Polyronics Tech Corp.	1,938,200	4,472,821
Silergy Corp.	424,852	4,203,095
Sinmag Equipment Corp.	197,120	1,182,589
Sporton International, Inc.	1,191,347	6,754,765
Test Research, Inc.	1,324,708	2,693,691
TSC Auto ID Technology Co., Ltd.	132,000	1,122,874
UDE Corp.	1,599,000	3,506,997
Voltronic Power Technology Corp.	282,100	3,499,852

		37,062,586

Thailand (0.63%)
LPN Development PCL	4,370,000	2,272,525
Premier Marketing PCL	7,758,000	2,350,967

		4,623,492

Turkey (0.44%)
Albaraka Turk Katilim Bankasi AS	2,701,883	1,746,802
EGE Seramik Sanayi ve Ticaret AS	952,000	1,431,954

		3,178,756

United Arab Emirates (0.10%)
Aramex PJSC	755,100	714,239

United States (29.71%)
Abaxis, Inc.	29,080	1,861,120
Alamo Group, Inc.	23,125	1,428,662
Amsurg Corp.(a)	84,080	5,273,498
Aratana Therapeutics, Inc.(a)	36,875	476,056
BioDelivery Sciences International, Inc.(a)	136,250	1,098,175
Cardica, Inc.(a)	359,695	146,756
Cempra, Inc.(a)	34,325	1,080,894
Chase Corp.	9,627	344,743
CRA International, Inc.(a)	62,347	1,820,532
Diamond Hill Investment Group, Inc.	33,950	6,185,690
Dorman Products, Inc.(a)	31,300	1,465,779
DXP Enterprises, Inc.(a)	40,700	1,833,535
Enphase Energy, Inc.(a)	194,650	2,446,750
EPAM Systems, Inc.(a)	94,700	6,128,037
Escalade, Inc.	53,725	966,513
ExlService Holdings, Inc.(a)	71,700	2,468,631
First Cash Financial Services, Inc.(a)	68,700	3,320,958
First Republic Bank	402,000	23,432,580
Fresh Market, Inc.(a)	96,175	3,379,590
Genpact, Ltd.(a)	106,300	2,323,718

	Shares	Value (Note 2)
United States (continued)
Gentex Corp.	143,575	$2,491,026
Geospace Technologies Corp.(a)	51,500	1,112,400
Grand Canyon Education, Inc.(a)	60,475	2,738,308
Hennessy Advisors, Inc.	33,925	653,395
Hibbett Sports, Inc.(a)	36,950	1,729,260
Home BancShares, Inc.	111,625	3,670,230
Inphi Corp.(a)	211,625	4,539,356
IPC The Hospitalist Co., Inc.(a)	85,575	4,186,329
Jones Energy, Inc., Class A(a)	188,761	1,936,688
K2M Group Holdings, Inc.(a)	154,425	3,244,469
Knight Transportation, Inc.	352,745	10,194,330
LGI Homes, Inc.(a)	321,175	5,289,752
Littelfuse, Inc.	14,100	1,381,659
Malibu Boats, Inc., Class A(a)	132,950	2,814,551
Manitex International, Inc.(a)	221,355	2,193,628
MarketAxess Holdings, Inc.	66,300	5,691,855
MaxLinear, Inc., Class A(a)	255,275	2,177,496
Mesa Laboratories, Inc.	14,447	1,226,406
Microchip Technology, Inc.	51,545	2,456,377
Navigant Consulting, Inc.(a)	96,660	1,397,704
NorthStar Asset Management Group, Inc.	107,550	2,261,777
NorthStar Realty Finance Corp., REIT	185,700	3,483,732
Perficient, Inc.(a)	205,650	4,242,560
Pericom Semiconductor Corp.	135,831	1,700,604
Power Integrations, Inc.	74,400	3,682,056
Redwood Trust, Inc., REIT	133,800	2,300,022
Resources Connection, Inc.	283,915	4,474,500
Roadrunner Transportation Systems, Inc.(a)	604,900	14,801,903
SEI Investments Co.	54,200	2,474,772
Signature Bank(a)	23,350	3,131,002
Silicon Laboratories, Inc.(a)	97,640	5,045,059
STAAR Surgical Co.(a)	512,925	4,539,386
SVB Financial Group(a)	11,000	1,460,360
Synaptics, Inc.(a)	24,675	2,090,466
Synergetics USA, Inc.(a)	181,888	889,432
Syntel, Inc.(a)	89,375	4,023,663
Transcat, Inc.(a)	14,102	143,699
TriMas Corp.(a)	119,700	3,371,949
TubeMogul, Inc.(a)	114,869	1,654,114
Universal Truckload Services, Inc.	383,907	8,154,185
Veracyte, Inc.(a)	119,148	1,090,204
Virtusa Corp.(a)	94,575	3,764,085

See Notes to Financial Statements.
22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
United States (continued)
Vitamin Shoppe, Inc.(a)	59,650	$2,498,142
Wesco Aircraft Holdings, Inc.(a)	284,100	4,454,688
Whitestone, REIT	130,965	1,925,186

		216,264,982

Vietnam (0.09%)
DHG Pharmaceutical JSC	27,440	106,760
Vietnam Dairy Products JSC	110,000	550,255

		657,015

TOTAL COMMON STOCKS (Cost $584,552,081)		717,691,786

PREFERRED STOCKS (0.31%)
Brazil (0.31%)
Banco ABC Brasil SA	503,840	2,215,729

TOTAL PREFERRED STOCKS (Cost $2,744,906)		2,215,729

TOTAL INVESTMENTS (98.91%) (Cost $587,296,987)		$719,907,515

Assets In Excess Of Other Liabilities (1.09%)		7,949,091

NET ASSETS (100.00%)		$727,856,606

(a)	Non-Income Producing Security.
(b)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2015, the aggregate market value of those securities was $4,260,145, representing 0.59% of net assets.

(c)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2015, these securities had a total aggregate market value of $1,035,103 representing 0.14% of net assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Bhd - Berhad is the Malaysian term for public limited company.

JSC - Joint Stock Company.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL - Public Company Limited.

PJSC - Public Joint Stock Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SE - A European Company which can operate on a Europe-wide basis and be governed by community law directly applicable in all member states.

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | April 30, 2015	23

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
COMMON STOCKS (97.65%)
Australia (2.00%)
ALS, Ltd.	31,823	$131,444
Austbrokers Holdings, Ltd.	132,251	893,552
Beacon Lighting Group, Ltd.	749,900	1,134,804
Countplus, Ltd.	822,288	724,640
CTI Logistics, Ltd.	312,888	334,786
LifeHealthcare Group, Ltd.	140,900	362,664
Lycopodium, Ltd.	80,800	92,444
Magellan Financial Group, Ltd.	164,264	2,578,037
The Reject Shop, Ltd.	138,800	712,415

		6,964,786

Austria (0.38%)
Palfinger AG	44,094	1,322,932

Bangladesh (0.06%)
Islami Bank Bangladesh, Ltd.	985,000	205,076

Belgium (0.29%)
Melexis NV	16,185	999,185

Brazil (1.59%)
Banco Daycoval SA	267,200	710,358
CETIP SA - Mercados Organizados	173,788	1,979,589
Even Construtora e Incorporadora SA	150,700	243,085
Grazziotin SA, Preference	27,800	139,325
M Dias Branco SA	41,100	1,170,408
Odontoprev SA	233,000	817,408
Valid Solucoes SA	30,100	468,041

		5,528,214

Britain (6.94%)
AB Dynamics PLC	191,800	591,216
Abcam PLC	207,389	1,668,840
Advanced Medical Solutions Group PLC	163,095	354,873
Arrow Global Group PLC	232,300	925,328
blinkx PLC(a)	771,300	414,392
Bovis Homes Group PLC	35,174	500,822
Brammer PLC	58,301	339,846
Cambian Group PLC	357,100	1,421,077
Clinigen Group PLC	678,130	6,237,995
Diploma PLC	39,400	480,809
dotdigital group PLC	1,901,856	875,806
EMIS Group PLC	45,396	655,020
Halma PLC	14,736	160,488
HSS Hire Group PLC(a)(b)(c)	360,000	1,090,005
Hunting PLC	28,800	258,838

	Shares	Value (Note 2)
Britain (continued)
IDOX PLC	768,700	$470,448
IG Group Holdings PLC	234,443	2,643,382
ITE Group PLC	74,900	216,147
Koovs PLC(a)	336,300	394,903
Oxford Immunotec Global PLC(a)	48,650	645,585
Premier Oil PLC(a)	113,358	303,258
RPS Group PLC	166,299	543,724
Telit Communications PLC(a)	258,600	923,905
Topps Tiles PLC	616,295	1,090,281
Tracsis PLC	25,100	169,366
Ultra Electronics Holdings PLC	10,750	285,875
WANdisco PLC(a)	100,245	450,612

		24,112,841

Canada (1.82%)
Bankers Petroleum, Ltd.(a)	179,806	535,022
Cipher Pharmaceuticals, Inc.(a)	37,500	389,453
Delphi Energy Corp.(a)	411,600	569,724
Halogen Software, Inc.(a)	11,995	104,391
Home Capital Group, Inc.	76,859	3,033,589
Mapan Energy, Ltd.(a)(d)	422,300	332,520
Stantec, Inc.	18,820	508,366
TransForce, Inc.	37,296	842,367

		6,315,432

China (9.11%)
51job, Inc., ADR(a)	9,900	356,400
AAC Technologies Holdings, Inc.	59,000	311,444
Airtac International Group	43,000	351,504
BBI Life Sciences Corp.(a)(c)	3,032,500	1,329,338
China Biologic Products, Inc.(a)	3,525	337,131
China Construction Bank Corp., H Shares	750,000	728,051
China Lesso Group Holdings, Ltd.	2,878,000	2,114,629
China Medical System Holdings, Ltd.	642,000	1,132,971
China Pioneer Pharma Holdings, Ltd.	1,083,000	841,493
China Singyes Solar Technologies Holdings, Ltd.	317,000	519,127
China South City Holdings, Ltd.	2,135,000	940,942
Consun Pharmaceutical Group, Ltd.	641,000	512,339
Dongpeng Holdings Co., Ltd.	3,375,000	1,855,030

See Notes to Financial Statements.
24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
China (continued)
Far East Horizon, Ltd.	1,324,900	$1,399,191
Goldpac Group, Ltd.	382,000	318,896
Hilong Holding, Ltd.	1,330,000	501,023
Le Saunda Holdings, Ltd.	2,212,000	946,379
Man Wah Holdings, Ltd.	5,574,600	7,232,896
Mindray Medical International, Ltd., ADR	36,450	1,125,576
Noah Holdings, Ltd., Sponsored ADR(a)	24,500	830,305
O2Micro International, Ltd., ADR(a)	75,650	173,995
Phoenix New Media, Ltd., ADR(a)	134,225	967,762
Sihuan Pharmaceutical Holdings Group, Ltd.(e)	1,097,000	686,461
Tao Heung Holdings, Ltd.	18,000	8,578
Technovator International, Ltd.(a)	965,000	941,321
Tsui Wah Holdings, Ltd.	2,957,000	998,289
Vitasoy International Holdings, Ltd.	922,000	1,686,843
Wonderful Sky Financial Group Holdings, Ltd.	1,175,000	356,265
WuXi PharmaTech Cayman, Inc., ADR(a)	38,935	1,680,824
Xiabuxiabu Catering Management China Holdings Co., Ltd.(a)(b)(c)	756,000	492,162

		31,677,165

Colombia (0.67%)
BBVA Colombia SA	2,034,000	267,272
Gran Tierra Energy, Inc.(a)	279,825	1,040,949
Parex Resources, Inc.(a)	127,261	1,021,041

		2,329,262

Denmark (0.08%)
Ringkjoebing Landbobank AS	1,258	281,316

Finland (0.02%)
Aktia Bank OYJ	6,544	80,143

France (2.35%)
1000mercis	4,350	203,924
Akka Technologies SA	17,314	542,016
Alten SA	15,200	741,953
Argan SA, REIT	34,501	837,456
Audika Groupe	15,035	298,643
Ausy(a)	17,938	670,718
Esker SA	33,309	898,157

	Shares	Value (Note 2)
France (continued)
GameLoft SE(a)	66,290	$350,529
Infotel SA	17,207	515,288
Medicrea International(a)	86,569	735,834
MGI Digital Graphic Technology(a)	24,519	751,050
Neurones	19,682	333,413
Prodware(a)	56,904	445,985
SoluCom	10,233	495,179
Thermador Groupe	1,460	128,512
Trigano SA	5,737	206,588

		8,155,245

Georgia (0.77%)
Bank of Georgia Holdings PLC	97,200	2,669,425

Germany (2.48%)
Bertrandt AG	2,377	313,813
CANCOM SE	11,900	492,238
Elmos Semiconductor AG	43,453	833,662
ElringKlinger AG	56,614	1,558,551
First Sensor AG(a)	84,919	982,118
Nexus AG	49,685	981,883
Norma Group SE	6,360	337,828
Patrizia Immobilien AG(a)	111,017	2,186,848
Softing AG	4,917	77,678
Wirecard AG	19,596	860,639

		8,625,258

Greece (0.64%)
Sarantis SA(a)	246,161	2,238,855

Hong Kong (2.58%)
International Housewares Retail Co., Ltd.	7,762,000	2,193,235
Samsonite International SA	641,400	2,339,294
Sinosoft Technology Group, Ltd.	1,113,000	828,837
Value Partners Group, Ltd.	1,944,000	3,594,203

		8,955,569

India (7.77%)
Ajanta Pharma, Ltd.	23,418	465,669
Bajaj Corp., Ltd.	8,000	55,212
Bajaj Finance, Ltd.	15,400	980,338
Balkrishna Industries, Ltd.	164,300	2,007,479
City Union Bank, Ltd.	450,400	668,928
Container Corp. of India, Ltd.	13,600	350,744
Credit Analysis & Research, Ltd.	51,300	1,257,603

See Notes to Financial Statements.
Annual Report | April 30, 2015	25

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
India (continued)
Dewan Housing Finance Corp., Ltd.	133,400	$934,928
eClerx Services, Ltd.	12,900	323,581
Eros International Media, Ltd.(a)	33,838	219,379
Glenmark Pharmaceuticals, Ltd.	97,400	1,362,429
Hinduja Global Solutions, Ltd.	111,289	956,534
IFGL Refractories, Ltd.	108,100	224,172
Indiabulls Housing Finance, Ltd.	55,278	515,110
Infotech Enterprises, Ltd.	172,700	1,308,403
Inox Wind, Ltd.(a)	154,698	1,038,424
Ipca Laboratories, Ltd.	47,400	478,582
Jammu & Kashmir Bank, Ltd.	420,000	633,757
Kolte-Patil Developers, Ltd.	277,200	934,112
KPIT Technologies, Ltd.	237,523	392,556
La Opala RG, Ltd.	92,505	571,491
MBL Infrastructures, Ltd.	127,200	1,141,392
MT Educare, Ltd.	843,217	1,369,158
Nirvikara Paper Mills, Ltd.(a)(e)	18,255	19,556
PC Jeweller, Ltd.	121,078	650,513
Persistent Systems, Ltd.	57,632	640,381
PI Industries, Ltd.	45,500	471,548
Poly Medicure, Ltd.	81,374	684,944
Repco Home Finance, Ltd.	1,131	10,330
Sintex Industries, Ltd.	355,000	618,163
Somany Ceramics, Ltd.	48,000	315,890
Supreme Industries, Ltd.	45,000	483,795
Time Technoplast, Ltd.	896,073	645,430
Vaibhav Global, Ltd.	104,700	1,318,414
Vakrangee Software, Ltd.	144,500	241,583
Vesuvius India, Ltd.	24,830	288,214
V-Mart Retail, Ltd.	18,567	160,552
WNS Holdings, Ltd., ADR(a)	94,425	2,278,475

		27,017,769

Indonesia (3.14%)
Arwana Citramulia Tbk PT	2,495,000	100,089
Astra Graphia Tbk PT	847,000	145,060
Bank Negara Indonesia Persero Tbk PT	2,898,000	1,430,212
Bank Tabungan Pensiunan Nasional Tbk PT(a)	1,961,900	597,840
Bekasi Fajar Industrial Estate Tbk PT	18,948,000	870,753
Express Transindo Utama Tbk PT	5,176,000	439,236
Lippo Cikarang Tbk PT(a)	373,000	343,508

	Shares	Value (Note 2)
Indonesia (continued)
Panin Sekuritas Tbk PT	2,192,000	$844,987
Petra Foods, Ltd.	876,700	2,564,327
Selamat Sempurna Tbk PT	7,197,200	2,611,168
Tempo Scan Pacific Tbk PT	3,623,300	567,307
Ultrajaya Milk Industry & Trading Co. Tbk PT	1,251,500	380,938

		10,895,425

Ireland (0.81%)
Beazley PLC	194,200	835,174
Irish Residential Properties, REIT PLC	1,659,340	1,991,750

		2,826,924

Israel (1.29%)
Caesarstone Sdot Yam, Ltd.	5,715	338,557
Hamlet Israel-Canada, Ltd.	124,669	1,221,960
Magic Software Enterprises, Ltd.	43,950	282,598
Sarin Technologies, Ltd.	311,000	480,638
Silicom, Ltd.	23,449	830,095
Wix.com, Ltd.(a)	67,700	1,318,119

		4,471,967

Japan (5.13%)
AIT Corp.	16,200	157,387
Anest Iwata Corp.	131,700	857,548
AP Company Co., Ltd.(a)	99,500	1,442,994
Arcland Service Co., Ltd.	26,200	1,115,695
Benefit One, Inc.	17,700	257,354
Central Automotive Products, Ltd.	66,000	462,668
Century Tokyo Leasing Corp.	10,700	337,850
CMIC Co., Ltd.	36,900	548,076
Daikokutenbussan Co., Ltd.	21,000	881,544
Descente, Ltd.	69,900	897,387
Future Architect, Inc.	124,500	751,970
GCA Savvian Corp.	75,400	805,329
Hard Off Corp. Co., Ltd.	159,600	1,583,637
Hiday Hidaka Corp.	10,248	249,126
JCU Corp.	15,800	659,510
Monogatari Corp.	20,000	669,309
Shaklee Global Group, Inc.(a)	28,900	502,529
SK Kaken Co., Ltd.	6,000	526,131
Sun Frontier Fudousan Co., Ltd.	57,400	546,927
Syuppin Co., Ltd.	148,500	1,814,835
TPR Co., Ltd.	51,000	1,337,867
Trancom Co., Ltd.	30,500	1,439,746

		17,845,419

See Notes to Financial Statements.
26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
Kazakhstan (0.02%)
Nostrum Oil & Gas, PLC(a)	8,700	$81,885

Luxembourg (0.84%)
Globant SA(a)	54,013	1,134,813
L’Occitane International SA	602,000	1,774,803

		2,909,616

Malaysia (1.49%)
AEON Credit Service M Bhd	322,500	1,343,863
Berjaya Auto Bhd	1,174,000	1,330,470
Berjaya Food Bhd	1,400,300	1,136,282
CB Industrial Product Holding Bhd	876,633	498,834
Freight Management Holdings Bhd	118,900	51,689
Kossan Rubber Industries	217,100	365,745
Padini Holdings Bhd	265,500	104,153
Uzma Bhd	556,000	361,157

		5,192,193

Mexico (0.70%)
Banregio Grupo Financiero SAB de CV(a)	96,262	552,148
Credito Real SAB de CV	566,135	1,394,120
Medica Sur SAB de CV, Series B	134,662	496,534

		2,442,802

Netherlands (0.60%)
Aalberts Industries NV	67,455	2,091,287

Norway (0.44%)
Medistim ASA	75,150	412,866
SpareBank 1 SMN	44,300	395,722
Zalaris ASA(a)	173,400	735,496

		1,544,084

Philippines (1.45%)
Concepcion Industrial Corp.	444,600	631,198
Pepsi-Cola Products Philippines, Inc.(a)	12,913,100	1,261,441
Puregold Price Club, Inc.	741,700	660,155
Robinsons Land Corp.	1,074,300	721,363
Security Bank Corp.	463,700	1,747,251

		5,021,408

Poland (0.91%)
KRUK SA(a)	27,400	1,165,377
Magellan SA(a)	11,578	209,056
Wawel SA	3,062	1,131,286

	Shares	Value (Note 2)
Poland (continued)
Work Service SA(a)	122,000	$660,861

		3,166,580

Russia (0.02%)
MD Medical Group Investments PLC, GDR(c)	11,855	59,275

Singapore (0.74%)
ARA Asset Management, Ltd.	567,000	740,536
CSE Global, Ltd.	1,958,000	849,719
Riverstone Holdings, Ltd.	191,400	167,719
Super Group, Ltd.	734,000	824,614

		2,582,588

South Africa (4.13%)
ARB Holdings, Ltd.	2,096,566	1,095,309
Blue Label Telecoms, Ltd.	1,783,400	1,203,800
Cartrack Holdings, Ltd.(a)	1,975,900	1,453,326
Cashbuild, Ltd.	22,586	530,255
Clicks Group, Ltd.	173,700	1,331,178
Comair, Ltd.	2,708,499	1,227,177
EOH Holdings, Ltd.	46,900	636,388
Interwaste Holdings, Ltd.(a)	10,642,707	1,234,585
Invicta Holdings, Ltd.	143,688	880,880
Italtile, Ltd.	921,472	906,271
MiX Telematics, Ltd., Sponsored ADR(a)	95,929	671,503
OneLogix Group, Ltd.	1,015,438	413,986
Super Group, Ltd.(a)	687,900	2,084,901
Transaction Capital, Ltd.	909,700	698,931

		14,368,490

South Korea (3.16%)
DGB Financial Group, Inc.	74,500	840,973
Duk San Neolux Co., Ltd.(a)	16,642	343,086
ENF Technology Co., Ltd.	10,000	130,322
Hy-Lok Corp.	53,840	1,707,100
iMarketKorea, Inc.	19,820	504,788
ISC Co., Ltd.	54,879	2,197,499
i-SENS, Inc.(a)	11,000	506,049
Koh Young Technology, Inc.	13,143	542,457
KONA I Co., Ltd.	26,386	859,491
LEENO Industrial, Inc.	12,600	539,348
Solueta Co., Ltd.(a)	57,000	654,518
TechWing, Inc.	71,000	719,455
Vieworks Co., Ltd.	14,454	397,696
Vitzrocell Co., Ltd.(a)	127,500	893,278
Wins Technet Co., Ltd.	17,000	152,733

		10,988,793

See Notes to Financial Statements.
Annual Report | April 30, 2015	27

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
Spain (0.00%)(f)
Let’s GOWEX SA(a)(e)	10,700	$1

Sri Lanka (0.73%)
Expolanka Holdings PLC(a)	4,122,200	262,856
Hemas Holdings PLC	1,705,104	977,269
Royal Ceramics Lanka PLC	1,460,600	1,292,954

		2,533,079

Sweden (1.70%)
AddTech AB, Class B	10,700	140,708
B&B Tools AB, Class B	75,323	1,216,462
Bufab Holding AB(a)	131,150	841,981
Bulten AB	50,900	579,594
Moberg Pharma AB(a)	111,100	668,771
Odd Molly International AB	40,188	216,533
Opus Group AB	853,107	938,705
Vitec Software Group AB, Class B	15,300	381,887
Wihlborgs Fastigheter AB	47,500	919,337

		5,903,978

Switzerland (0.85%)
VZ Holding AG	13,700	2,936,921

Taiwan (4.24%)
ASPEED Technology, Inc.	72,310	662,450
Chipbond Technology Corp.	162,000	350,081
Cub Elecparts, Inc.	116,419	1,476,983
DYNACOLOR, Inc.	287,000	562,051
Godex International Co., Ltd.	173,000	534,178
Novatek Microelectronics Corp.	206,000	1,076,687
On-Bright Electronics, Inc.	68,000	368,940
Polyronics Tech Corp.	399,000	920,780
Richtek Technology Corp.	60,000	339,289
Silergy Corp.	121,925	1,206,214
Sinmag Equipment Corp.	190,560	1,143,234
Sporton International, Inc.	322,830	1,830,399
Test Research, Inc.	488,440	993,205
TSC Auto ID Technology Co., Ltd.	66,000	561,437
Tung Thih Electronic Co., Ltd.	356,000	1,617,663
UDE Corp.	493,000	1,081,269

		14,724,860

Thailand (0.37%)
Jubilee Enterprise PCL	227,600	222,663
Premier Marketing PCL	3,478,100	1,053,996

		1,276,659

	Shares	Value (Note 2)
Turkey (1.01%)
Albaraka Turk Katilim Bankasi AS	818,100	$528,912
EGE Seramik Sanayi ve Ticaret AS	662,900	997,103
Is Girisim Sermayesi Yatirim Ortakligi AS	268,052	191,566
Pinar SUT Mamulleri Sanayii AS	132,600	1,275,095
TAV Havalimanlari Holding AS(a)	56,700	498,500

		3,491,176

United States (23.76%)
2U, Inc.(a)	22,375	595,399
Abaxis, Inc.	5,575	356,800
Alamo Group, Inc.	25,525	1,576,934
Alliance Fiber Optic Products, Inc.	54,150	994,194
Amsurg Corp.(a)	29,262	1,835,313
Aratana Therapeutics, Inc.(a)	17,650	227,861
BioDelivery Sciences International, Inc.(a)	147,325	1,187,439
Cempra, Inc.(a)	8,000	251,920
ChannelAdvisor Corp.(a)	38,750	396,412
Chase Corp.	8,050	288,270
CRA International, Inc.(a)	10,450	305,140
Diamond Hill Investment Group, Inc.	6,375	1,161,525
Dorman Products, Inc.(a)	13,850	648,595
DXP Enterprises, Inc.(a)	26,500	1,193,825
Enphase Energy, Inc.(a)	66,300	833,391
EPAM Systems, Inc.(a)	9,300	601,803
ePlus, Inc.(a)	14,000	1,161,440
Escalade, Inc.	56,068	1,008,663
ExlService Holdings, Inc.(a)	20,525	706,676
First Cash Financial Services, Inc.(a)	19,975	965,591
First Republic Bank	118,975	6,935,053
Fresh Market, Inc.(a)	43,699	1,535,583
Genpact, Ltd.(a)	23,575	515,349
Gentex Corp.	57,425	996,324
Geospace Technologies Corp.(a)	10,260	221,616
Grand Canyon Education, Inc.(a)	37,700	1,707,056
Hennessy Advisors, Inc.	25,050	482,463
Hibbett Sports, Inc.(a)	16,025	749,970
Home BancShares, Inc.	61,900	2,035,272
Inphi Corp.(a)	98,600	2,114,970
InvenSense, Inc.(a)	14,800	220,816
IPC The Hospitalist Co., Inc.(a)	25,850	1,264,582

See Notes to Financial Statements.
28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
United States (continued)
Jones Energy, Inc., Class A(a)	51,525	$528,646
K2M Group Holdings, Inc.(a)	50,475	1,060,480
Knight Transportation, Inc.	19,250	556,325
LGI Homes, Inc.(a)	106,325	1,751,173
Littelfuse, Inc.	5,325	521,797
Malibu Boats, Inc., Class A(a)	71,950	1,523,181
Manitex International, Inc.(a)	68,125	675,119
Marin Software, Inc.(a)	74,875	452,245
MarketAxess Holdings, Inc.	11,380	976,973
Mastech Holdings, Inc.(a)	69,747	693,983
MaxLinear, Inc., Class A(a)	118,375	1,009,739
MEDNAX, Inc.(a)	4,700	332,666
Mesa Laboratories, Inc.	4,325	367,149
Microchip Technology, Inc.	13,775	656,448
Misonix, Inc.(a)	26,070	339,692
Navigant Consulting, Inc.(a)	23,800	344,148
NorthStar Asset Management Group, Inc.	35,400	744,462
NorthStar Realty Finance Corp., REIT	108,950	2,043,902
NxStage Medical, Inc.(a)	57,425	1,052,600
Patrick Industries, Inc.(a)	16,950	1,018,017
Perficient, Inc.(a)	46,250	954,137
Pericom Semiconductor Corp.	32,025	400,953
Power Integrations, Inc.	26,065	1,289,957
RealPage, Inc.(a)	15,975	316,944
Redwood Trust, Inc., REIT	44,400	763,236
Reis, Inc.	17,200	390,956
Resources Connection, Inc.	21,700	341,992
Roadrunner Transportation Systems, Inc.(a)	248,100	6,071,007
Ruckus Wireless, Inc.(a)	24,950	291,416
Signature Bank(a)	14,450	1,937,601
Silicon Laboratories, Inc.(a)	24,050	1,242,664
STAAR Surgical Co.(a)	123,875	1,096,294
SVB Financial Group(a)	9,025	1,198,159
Swift Transportation Co.(a)	19,425	470,085
Synaptics, Inc.(a)	20,075	1,700,754
Synergetics USA, Inc.(a)	50,939	249,092
Syntel, Inc.(a)	14,175	638,159
Textura Corp.(a)	18,800	491,996
Transcat, Inc.(a)	198,152	2,019,169
TriMas Corp.(a)	77,000	2,169,090
TriNet Group, Inc.(a)	1,400	49,028
TubeMogul, Inc.(a)	63,645	916,488
Universal Truckload Services, Inc.	87,800	1,864,872
Veracyte, Inc.(a)	63,531	581,309
Virtusa Corp.(a)	8,300	330,340

	Shares	Value (Note 2)
United States (continued)
Vitamin Shoppe, Inc.(a)	30,875	$1,293,045
Wesco Aircraft Holdings, Inc.(a)	77,100	1,208,928
Whitestone, REIT	40,044	588,647

		82,591,308

Vietnam (0.57%)
Binh Minh Plastics JSC	93,100	338,506
DHG Pharmaceutical JSC	46,666	181,563
Japan Vietnam Medical Instrument JSC	58,910	57,846
PetroVietnam Drilling and Well Services JSC	234,200	588,209
Traphaco JSC	89,000	333,905
Vietnam Dairy Products JSC	97,636	488,406

		1,988,435

TOTAL COMMON STOCKS (Cost $311,040,710)		339,413,626

PREFERRED STOCKS (0.19%)
Brazil (0.19%)
Banco ABC Brasil SA	154,141	677,863

TOTAL PREFERRED STOCKS (Cost $746,517)		677,863

RIGHTS (0.00%)(f)
France (0.00%)
Akka Technologies SA(a)	17,314	0

Sri Lanka (0.00%)(f)
Hemas Holdings PLC(a)	182,661	6,714

TOTAL RIGHTS (Cost $0)		6,714

TOTAL INVESTMENTS (97.84%) (Cost $311,787,227)		$340,098,203

Assets In Excess Of Other Liabilities (2.16%)		7,495,083

NET ASSETS (100.00%)		$347,593,286

See Notes to Financial Statements.
Annual Report | April 30, 2015	29

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2015

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2015, these securities had a total aggregate market value of $1,582,167 representing 0.46% of net assets.

(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2015, the aggregate market value of those securities was $2,970,780, representing 0.85% of net assets.

(d)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2015, these securities had a total value of $332,520 or 0.10% of Total Net Assets.

(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(f)	Less than 0.005%.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Bhd - Berhad is the Malaysian term for public limited company.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.

PCL - Public Company Limited.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SE - A European Company which can operate on a Europe-wide basis and be governed by community law directly applicable in all member states.

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
COMMON STOCKS (91.26%)
Australia (1.25%)
ALS, Ltd.	300,232	$1,240,101
Countplus, Ltd.	974,352	858,646
CTI Logistics, Ltd.	1,484,490	1,588,383
Magellan Financial Group, Ltd.	393,800	6,180,484
Medical Developments International, Ltd.(a)	576,538	862,300

		10,729,914

Austria (1.05%)
Palfinger AG	300,913	9,028,157

Belgium (1.33%)
Melexis NV	184,284	11,376,812

Brazil (3.28%)
Banco Daycoval SA	1,481,400	3,938,338
CETIP SA - Mercados Organizados	798,642	9,097,195
Even Construtora e Incorporadora SA	1,113,700	1,796,439
Localiza Rent a Car SA	109,500	1,283,639
M Dias Branco SA	96,800	2,756,581
Odontoprev SA	501,000	1,757,603
Tegma Gestao Logistica	560,644	2,809,779
Valid Solucoes SA	298,900	4,647,759

		28,087,333

Britain (11.20%)
Abcam PLC	543,066	4,370,001
Advanced Medical Solutions Group PLC	1,190,569	2,590,518
Arrow Global Group PLC	1,032,600	4,113,186
blinkx PLC(a)	3,174,500	1,705,546
Bovis Homes Group PLC	321,251	4,574,106
Brammer PLC	274,417	1,599,623
Cambian Group PLC	1,155,200	4,597,110
Clinigen Group PLC	2,786,273	25,630,423
Diploma PLC	290,300	3,542,608
EMIS Group PLC	611,900	8,829,116
Halma PLC	245,129	2,669,673
Hunting PLC	403,100	3,622,835
IG Group Holdings PLC	833,365	9,396,324
Oxford Immunotec Global PLC(a)	167,430	2,221,796
Premier Oil PLC(a)	894,941	2,394,164
RPS Group PLC	2,413,011	7,889,470
Tracsis PLC	253,100	1,707,835

	Shares	Value (Note 2)
Britain (continued)
Ultra Electronics Holdings PLC	167,000	$4,441,041

		95,895,375

Canada (3.23%)
Delphi Energy Corp.(a)	1,057,100	1,463,205
Halogen Software, Inc.(a)	136,700	1,189,681
Home Capital Group, Inc.	310,260	12,245,819
Mapan Energy, Ltd.(a)(b)	1,449,000	1,140,945
Richelieu Hardware, Ltd.	91,250	4,764,816
Stantec, Inc.	158,352	4,277,407
TransForce, Inc.	112,900	2,549,959

		27,631,832

China (9.47%)
BBI Life Sciences Corp.(a)(c)	7,460,500	3,270,413
China Lesso Group Holdings, Ltd.	5,138,000	3,775,177
China Medical System Holdings, Ltd.	2,618,000	4,620,123
China Pioneer Pharma Holdings, Ltd.	4,595,000	3,570,324
China Singyes Solar Technologies Holdings, Ltd.	1,517,000	2,484,277
China South City Holdings, Ltd.	5,820,000	2,565,002
Consun Pharmaceutical Group, Ltd.	1,582,000	1,264,462
Dongpeng Holdings Co., Ltd.	14,880,000	8,178,620
Far East Horizon, Ltd.	6,513,000	6,878,205
Goldpac Group, Ltd.	2,592,000	2,163,821
Le Saunda Holdings, Ltd.	5,608,800	2,399,661
Man Wah Holdings, Ltd.	14,199,200	18,423,087
Mindray Medical International, Ltd., ADR	40,650	1,255,272
Minth Group, Ltd.	1,351,000	3,382,289
Noah Holdings, Ltd., Sponsored ADR(a)	65,400	2,216,406
O2Micro International, Ltd., ADR(a)	611,689	1,406,885
Sihuan Pharmaceutical Holdings Group, Ltd.(d)	3,287,000	2,056,880
Tao Heung Holdings, Ltd.	2,203,700	1,050,173
Vitasoy International Holdings, Ltd.	2,163,338	3,957,930
WuXi PharmaTech Cayman, Inc., ADR(a)	123,075	5,313,148

See Notes to Financial Statements.
Annual Report | April 30, 2015	31

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
China (continued)
Xiabuxiabu Catering Management China Holdings Co., Ltd.(a)(c)(e)	1,243,000	$809,203

		81,041,358

Colombia (0.95%)
Gran Tierra Energy, Inc.(a)	1,043,525	3,881,913
Parex Resources, Inc.(a)	528,345	4,239,022

		8,120,935

Denmark (0.11%)
Ringkjoebing Landbobank AS	4,357	974,319

Finland (0.03%)
Aktia Bank OYJ	22,466	275,137

France (2.73%)
Alten SA	69,000	3,368,076
Argan SA, REIT	81,242	1,972,018
Audika Groupe	128,397	2,550,377
Esker SA	78,800	2,124,795
GameLoft SE(a)	251,700	1,330,943
Infotel SA	41,900	1,254,754
Medicrea International(a)	193,596	1,645,561
MGI Digital Graphic Technology(a)	71,550	2,191,673
Neurones	79,220	1,341,984
Prodware(a)	268,000	2,100,448
SoluCom	43,328	2,096,658
Thermador Groupe	16,307	1,435,379

		23,412,666

Georgia (0.74%)
Bank of Georgia Holdings PLC	229,611	6,305,858

Germany (4.26%)
Bertrandt AG	41,204	5,439,783
CANCOM SE	36,300	1,501,532
ElringKlinger AG	146,202	4,024,857
First Sensor AG(a)	128,164	1,482,262
Nexus AG	316,026	6,245,356
Norma Group SE	59,103	3,139,413
Patrizia Immobilien AG(a)	336,225	6,623,065
Softing AG	96,691	1,527,502
Wirecard AG	147,311	6,469,773

		36,453,543

Hong Kong (2.26%)
International Housewares Retail Co., Ltd.	10,854,000	3,066,913

	Shares	Value (Note 2)
Hong Kong (continued)
Samsonite International SA	709,000	$2,585,842
Sinosoft Technology Group, Ltd.	1,471,000	1,095,435
Value Partners Group, Ltd.	6,794,000	12,561,222

		19,309,412

India (7.65%)
AIA Engineering, Ltd.	103,424	1,868,630
Ajanta Pharma, Ltd.	272,305	5,414,803
Bajaj Corp., Ltd.	217,000	1,497,630
Bajaj Finance, Ltd.	41,726	2,656,205
Balkrishna Industries, Ltd.	117,500	1,435,659
City Union Bank, Ltd.	1,027,565	1,526,127
Credit Analysis & Research, Ltd.	161,600	3,961,573
Dewan Housing Finance Corp., Ltd.	441,000	3,090,730
Glenmark Pharmaceuticals, Ltd.	374,600	5,239,896
Hinduja Global Solutions, Ltd.	340,600	2,927,473
Indiabulls Housing Finance, Ltd.	225,000	2,096,671
Infotech Enterprises, Ltd.	434,267	3,290,078
Ipca Laboratories, Ltd.	134,500	1,358,002
Jammu & Kashmir Bank, Ltd.	1,821,000	2,747,790
Kolte-Patil Developers, Ltd.	742,300	2,501,411
KPIT Technologies, Ltd.	1,699,321	2,808,480
MBL Infrastructures, Ltd.	103,500	928,727
Nirvikara Paper Mills, Ltd.(a)(d)	13,055	13,985
PC Jeweller, Ltd.	303,500	1,630,608
Persistent Systems, Ltd.	134,746	1,497,237
Poly Medicure, Ltd.	23,242	195,633
Supreme Industries, Ltd.	198,834	2,137,665
Time Technoplast, Ltd.	4,384,100	3,157,812
Vaibhav Global, Ltd.	260,500	3,280,294
Vakrangee Software, Ltd.	1,583,459	2,647,310
Vesuvius India, Ltd.	44,516	516,719
WNS Holdings, Ltd., ADR(a)	209,750	5,061,267

		65,488,415

Indonesia (3.65%)
Astra Graphia Tbk PT	10,792,000	1,848,273
Bank Negara Indonesia Persero Tbk PT	9,316,000	4,597,603
Bank Tabungan Pensiunan Nasional Tbk PT(a)	2,566,200	781,986
Bekasi Fajar Industrial Estate Tbk PT	65,215,500	2,996,969

See Notes to Financial Statements.
32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
Indonesia (continued)
Express Transindo Utama Tbk PT	22,620,500	$1,919,579
Lippo Cikarang Tbk PT(a)	1,334,000	1,228,525
Panin Sekuritas Tbk PT	6,521,500	2,513,953
Petra Foods, Ltd.	1,854,600	5,424,661
Selamat Sempurna Tbk PT	16,646,800	6,039,513
Tempo Scan Pacific Tbk PT	13,658,500	2,138,538
Ultrajaya Milk Industry & Trading Co. Tbk PT	5,739,500	1,747,020

		31,236,620

Ireland (1.31%)
Beazley PLC	778,700	3,348,870
Irish Residential Properties, REIT PLC	6,533,476	7,842,304

		11,191,174

Israel (0.36%)
Caesarstone Sdot Yam, Ltd.	27,100	1,605,404
Sarin Technologies, Ltd.	976,000	1,508,369

		3,113,773

Japan (6.81%)
AIT Corp.	339,800	3,301,240
Anest Iwata Corp.	298,800	1,945,598
AP Company Co., Ltd.(a)	162,300	2,353,748
Arcland Service Co., Ltd.	62,700	2,670,002
Benefit One, Inc.	301,800	4,388,099
Century Tokyo Leasing Corp.	74,500	2,352,325
CMIC Co., Ltd.	184,555	2,741,197
Daikokutenbussan Co., Ltd.	61,400	2,577,466
Descente, Ltd.	168,100	2,158,094
Future Architect, Inc.	464,700	2,806,750
GCA Savvian Corp.	337,400	3,603,689
Hard Off Corp. Co., Ltd.	160,100	1,588,599
Hiday Hidaka Corp.	67,932	1,651,409
JCU Corp.	39,000	1,627,904
Monogatari Corp.	73,200	2,449,672
Prestige International, Inc.	238,600	1,848,193
SK Kaken Co., Ltd.	35,000	3,069,095
Sun Frontier Fudousan Co., Ltd.	137,300	1,308,241
Syuppin Co., Ltd.	168,400	2,058,035
Trancom Co., Ltd.	250,090	11,805,445

		58,304,801

Luxembourg (0.96%)
L’Occitane International SA	2,802,712	8,262,893

Malaysia (2.27%)
AEON Credit Service M Bhd	1,033,940	4,308,445

	Shares	Value (Note 2)
Malaysia (continued)
Berjaya Auto Bhd	2,911,000	$3,298,976
Berjaya Food Bhd	387,916	314,777
CB Industrial Product Holding Bhd	3,120,600	1,775,730
Kossan Rubber Industries	1,763,000	2,970,097
My EG Services Bhd	2,352,800	1,666,241
Padini Holdings Bhd	6,749,550	2,647,783
Uzma Bhd	3,798,800	2,467,561

		19,449,610

Mexico (0.88%)
Banregio Grupo Financiero SAB de CV(a)	350,789	2,012,087
Credito Real SAB de CV	1,350,324	3,325,201
Genomma Lab Internacional SAB de CV, Class B(a)	1,888,400	2,218,027

		7,555,315

Netherlands (0.80%)
Aalberts Industries NV	219,807	6,814,611

Norway (0.48%)
Medistim ASA	417,000	2,290,954
SpareBank 1 SMN	115,644	1,033,020
Zalaris ASA(a)	188,200	798,272

		4,122,246

Oman (0.26%)
Al Anwar Ceramic Tile Co.	2,135,760	2,269,142

Philippines (1.56%)
Pepsi-Cola Products Philippines, Inc.(a)	45,267,500	4,422,044
Puregold Price Club, Inc.	2,183,000	1,942,993
Security Bank Corp.	1,856,760	6,996,388

		13,361,425

Russia (0.09%)
MD Medical Group Investments PLC, GDR(c)	157,000	785,000

Singapore (0.99%)
ARA Asset Management, Ltd.	2,580,212	3,369,910
CSE Global, Ltd.	5,921,055	2,569,578
Riverstone Holdings, Ltd.	2,940,000	2,576,251

		8,515,739

South Africa (2.97%)
Blue Label Telecoms, Ltd.	4,195,600	2,832,041

See Notes to Financial Statements.
Annual Report | April 30, 2015	33

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2015

	Shares	Value (Note 2)
South Africa (continued)
Cartrack Holdings, Ltd.(a)	4,849,500	$3,566,933
Cashbuild, Ltd.	13,118	307,973
Clicks Group, Ltd.	273,485	2,095,897
Ellies Holdings, Ltd.(a)	3,854,240	386,827
EOH Holdings, Ltd.	254,556	3,454,080
Italtile, Ltd.	3,988,625	3,922,825
MiX Telematics, Ltd., Sponsored ADR(a)	164,500	1,151,500
OneLogix Group, Ltd.	2,450,980	999,244
Super Group, Ltd.(a)	1,966,797	5,961,008
Transaction Capital, Ltd.	503,772	387,053
Value Group, Ltd.	1,017,368	328,914

		25,394,295

South Korea (4.62%)
DGB Financial Group, Inc.	224,000	2,528,563
Duk San Neolux Co., Ltd.(a)	73,134	1,507,707
ENF Technology Co., Ltd.	93,100	1,213,302
Hy-Lok Corp.	332,832	10,553,075
Interpark Holdings Corp.	323,500	2,691,839
ISC Co., Ltd.	162,187	6,494,394
Koh Young Technology, Inc.	80,383	3,317,686
KONA I Co., Ltd.	172,762	5,627,506
LEENO Industrial, Inc.	56,457	2,416,663
LF Corp.	70,470	2,317,132
Wins Technet Co., Ltd.	94,800	851,709

		39,519,576

Sweden (3.35%)
AddTech AB, Class B	358,013	4,707,966
Beijer Alma AB	110,100	2,470,639
Bufab Holding AB(a)	836,000	5,367,109
Indutrade AB	81,850	3,998,528
Moberg Pharma AB(a)	371,800	2,238,067
Nibe Industrier AB, Class B	192,581	5,129,511
Odd Molly International AB	72,938	392,989
Opus Group AB	3,980,568	4,379,967

		28,684,776

Switzerland (1.09%)
VZ Holding AG	43,380	9,299,534

Taiwan (7.56%)
ASPEED Technology, Inc.	240,799	2,206,020
Cleanaway Co., Ltd.	476,000	2,949,414
Cowealth Medical Holding Co., Ltd.	784,000	2,342,929
Cub Elecparts, Inc.	335,431	4,255,542
King’s Town Bank Co., Ltd.	4,113,000	4,215,532
Novatek Microelectronics Corp.	791,000	4,134,268
On-Bright Electronics, Inc.	383,000	2,077,998

	Shares	Value (Note 2)
Taiwan (continued)
Polyronics Tech Corp.	2,786,300	$6,429,998
Richtek Technology Corp.	678,000	3,833,967
Silergy Corp.	619,199	6,125,785
Sinmag Equipment Corp.	544,500	3,266,639
Sporton International, Inc.	1,649,340	9,351,519
Test Research, Inc.	1,907,252	3,878,248
TSC Auto ID Technology Co., Ltd.	451,000	3,836,488
UDE Corp.	1,601,000	3,511,384
Voltronic Power Technology Corp.	183,650	2,278,440

		64,694,171

Thailand (0.68%)
LPN Development PCL	5,003,100	2,601,755
Premier Marketing PCL	10,552,000	3,197,655

		5,799,410

Turkey (0.32%)
Albaraka Turk Katilim Bankasi AS	4,272,500	2,762,226

United Arab Emirates (0.17%)
Aramex PJSC	1,561,000	1,476,530

United States (0.53%)
First Cash Financial Services, Inc.(a)	94,050	4,546,377

Vietnam (0.01%)
DHG Pharmaceutical JSC	25,000	97,267

TOTAL COMMON STOCKS (Cost $657,927,083)		781,387,577

PREFERRED STOCKS (0.35%)
Brazil (0.35%)
Banco ABC Brasil SA	685,311	3,013,781

TOTAL PREFERRED STOCKS (Cost $3,650,781)		3,013,781

EXCHANGE-TRADED FUNDS (0.49%)
United States (0.49%)
Market Vectors Vietnam ETF	231,525	4,174,396

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,247,806)		4,174,396

See Notes to Financial Statements.
34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2015

TOTAL INVESTMENTS (92.10%)
(Cost $665,825,670)	$788,575,754

Assets In Excess Of Other Liabilities (7.90%)	67,630,078

NET ASSETS (100.00%)	$856,205,832

(a)	Non-Income Producing Security.
(b)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2015, these securities had a total value of $1,140,945 or 0.13% of Total Net Assets.

(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2015, the aggregate market value of those securities was $4,864,616, representing 0.57% of net assets.

(d)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2015, these securities had a total aggregate market value of $809,203 representing 0.09% of net assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Bhd - Berhad is the Malaysian term for public limited company.

ETF - Exchange Traded Fund.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.

PCL - Public Company Limited.

PJSC - Public Joint Stock Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SE - A European Company which can operate on a Europe-wide basis and be governed by community law directly applicable in all member states.

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | April 30, 2015	35

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2015

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak International Opportunities Fund
ASSETS
Investments, at value (Cost - see below)	$423,356,882	$719,907,515	$340,098,203	$788,575,754
Cash	34,353,113	5,452,572	4,140,223	49,092,409
Foreign cash, at value (Cost $7,903,098, $4,025,441, $3,018,926 and $10,234,877, respectively)	7,906,155	4,026,479	3,018,901	10,230,181
Dividends and interest receivable	299,195	1,429,100	462,365	2,054,007
Receivable for investments sold	5,493,166	1,345,081	5,508,720	13,950,188
Receivable for fund shares subscribed	150	349,319	75,434	54,822
Prepaid and other assets	17,399	15,272	25,580	15,581
Total assets	471,426,060	732,525,338	353,329,426	863,972,942

LIABILITIES
Payable for investments purchased	2,165,073	1,990,421	4,732,556	5,903,570
Foreign capital gains tax	598,797	725,970	411,508	730,034
Payable for fund shares redeemed	–	1,000,072	102,320	39,423
Advisory fees payable	508,841	742,880	328,860	858,235
Administration fees payable	15,335	22,901	14,078	26,139
Custodian fees payable	112,182	82,001	63,647	109,279
Payable for trustee fees and expenses	3,279	5,318	2,505	5,997
Payable for chief compliance officer fee	657	1,066	502	1,202
Payable for principal financial officer fees	160	259	122	292
Distribution and service fees payable	8,099	41,392	17,693	34,906
Payable for transfer agency fees	3,880	10,791	7,678	7,762
Accrued expenses and other liabilities	64,787	45,661	54,671	50,271
Total liabilities	3,481,090	4,668,732	5,736,140	7,767,110
NET ASSETS	$467,944,970	$727,856,606	$347,593,286	$856,205,832

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$424,435,614	$564,418,735	$311,914,618	$703,414,662
Accumulated net investment loss	(1,379,046)	(687,723)	(188,078)	(181,274)
Accumulated net realized gain on investments and foreign currency transactions	5,806,798	32,248,170	7,953,088	30,837,521
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	39,081,604	131,877,424	27,913,658	122,134,923
NET ASSETS	$467,944,970	$727,856,606	$347,593,286	$856,205,832

INVESTMENTS, AT COST	$383,689,414	$587,296,987	$311,787,227	$665,825,670

PRICING OF SHARES
Investor Class
Net Assets	$39,896,497	$201,462,248	$87,353,900	$173,841,870
Net Asset Value, offering and redemption price per share	$11.51	$3.43	$13.65	$3.42
Shares of beneficial interest outstanding	3,466,844	58,675,794	6,397,647	50,836,643
Institutional Class
Net Assets	$428,048,473	$526,394,358	$260,239,386	$682,363,962
Net Asset Value, offering and redemption price per share	$11.52	$3.46	$13.66	$3.43
Shares of beneficial interest outstanding	37,146,307	152,152,949	19,051,011	198,811,745

See Notes to Financial Statements.
36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2015

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak International Opportunities Fund
INVESTMENT INCOME
Dividends	$8,739,097	$13,011,157	$4,471,564	$17,372,060
Interest	1,032	5,501	845	15,570
Foreign taxes withheld	(618,061)	(799,251)	(278,317)	(1,266,133)
Total investment income	8,122,068	12,217,407	4,194,092	16,121,497

EXPENSES

Investment advisor fees (Note 6)	5,440,881	8,835,079	2,899,508	10,147,648
Recoupment of previously waived fees (Note 6)	39,198	–	21,111	–
Administrative fees	152,481	254,992	119,695	292,196
Distribution and service fees - Investor Class	92,597	488,148	176,743	376,438
Transfer agent fees	37,868	88,133	58,862	67,032
Professional fees	82,432	54,128	39,833	63,797
Printing fees	17,941	52,021	20,855	37,283
Registration fees	51,985	36,703	60,335	40,582
Custodian fees	494,154	349,895	304,278	468,176
Trustee fees and expenses	13,151	20,374	9,232	23,546
Chief compliance officer fees	7,434	12,952	4,824	14,884
Principal financial officer fees	1,854	3,231	1,203	3,713
Offering costs	23,346	–	8,040	–
Other expenses	12,929	23,530	10,712	26,453
Total expenses	6,468,251	10,219,186	3,735,231	11,561,748
NET INVESTMENT INCOME	1,653,817	1,998,221	458,861	4,559,749

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	12,762,607	64,187,726	10,330,113	62,613,295
Net realized gain/(loss) on foreign currency transactions	(209,176)	717	(123,732)	(51,284)
Net change in unrealized appreciation/(depreciation) on investments (net of foreign capital gains tax of $598,797, $725,970, $411,508 and $730,034, respectively)	29,480,347	8,976,940	20,783,069	(6,889,526)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(10,335)	(252,449)	21,095	(265,062)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	42,023,443	72,912,934	31,010,545	55,407,423
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,677,260	$74,911,155	$31,469,406	$59,967,172

See Notes to Financial Statements.
Annual Report | April 30, 2015	37

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
OPERATIONS
Net investment income/(loss)	$1,653,817	$(257,649)
Net realized gain on investments and foreign currency transactions	12,553,431	1,401,415
Net change in unrealized appreciation on investments and foreign currency translations	29,470,012	9,611,592
Net increase in net assets resulting from operations	43,677,260	10,755,358

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(54,833)	–
Institutional Class	(1,137,527)	–
Net realized gains on investments
Investor Class	(924,569)	–
Institutional Class	(8,862,626)	–
Net decrease in net assets from distributions	(10,979,555)	–

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	18,678,785	28,115,421
Distributions reinvested	967,793	–
Cost of shares redeemed	(10,477,031)	(1,134,670)
Redemption fees	723	2,526
Net increase from capital shares transactions	9,170,270	26,983,277

Institutional Class
Proceeds from sales of shares	142,994,927	246,808,127
Distributions reinvested	9,195,374	–
Cost of shares redeemed	(9,885,549)	(776,919)
Redemption fees	1,347	1,053
Net increase from capital shares transactions	142,306,099	246,032,261

Net increase in net assets	184,174,074	283,770,896

NET ASSETS
Beginning of year	283,770,896	–
End of year*	$467,944,970	$283,770,896

*Including accumulated net investment loss of:	$(1,379,046)	$(271,674)

See Notes to Financial Statements.
38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,678,743	2,766,379
Issued to shareholders in reinvestment of distributions	92,083	–
Redeemed	(959,085)	(111,276)
Net increase in share transactions	811,741	2,655,103

Institutional Class
Issued	12,912,043	24,349,676
Issued to shareholders in reinvestment of distributions	874,085	–
Redeemed	(914,887)	(74,610)
Net increase in share transactions	12,871,241	24,275,066

See Notes to Financial Statements.
Annual Report | April 30, 2015	39

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
OPERATIONS
Net investment income/(loss)	$1,998,221	$(1,238)
Net realized gain on investments and foreign currency transactions	64,188,443	35,369,394
Net change in unrealized appreciation on investments and foreign currency translations	8,724,491	71,580,303
Net increase in net assets resulting from operations	74,911,155	106,948,459

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(418,468)	–
Institutional Class	(1,900,259)	(550,548)
Net realized gains on investments
Investor Class	(12,966,230)	(7,710,181)
Institutional Class	(32,097,504)	(16,434,044)
Net decrease in net assets from distributions	(47,382,461)	(24,694,773)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	12,505,211	77,017,540
Distributions reinvested	12,613,027	7,430,355
Cost of shares redeemed	(47,705,840)	(29,512,700)
Redemption fees	1,678	3,666
Net increase/(decrease) from capital shares transactions	(22,585,924)	54,938,861

Institutional Class
Proceeds from sales of shares	35,606,279	236,191,571
Distributions reinvested	32,205,349	16,039,187
Cost of shares redeemed	(54,015,246)	(30,650,202)
Redemption fees	1,133	5,551
Net increase from capital shares transactions	13,797,515	221,586,107

Net increase in net assets	18,740,285	358,778,654

NET ASSETS
Beginning of year	709,116,321	350,337,667
End of year*	$727,856,606	$709,116,321

*Including accumulated net investment loss of:	$(687,723)	$(705,800)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	3,751,583	24,473,188
Issued to shareholders in reinvestment of distributions	3,966,361	2,286,263
Redeemed	(14,276,987)	(9,301,622)
Net increase/(decrease) in share transactions	(6,559,043)	17,457,829

Institutional Class
Issued	10,612,822	74,111,902
Issued to shareholders in reinvestment of distributions	10,064,172	4,904,950
Redeemed	(16,204,159)	(9,571,700)
Net increase in share transactions	4,472,835	69,445,152

See Notes to Financial Statements.
40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014
OPERATIONS
Net investment income	$458,861	$32,885
Net realized gain on investments and foreign currency transactions	10,206,381	1,579,849
Net change in unrealized appreciation on investments and foreign currency translations	20,804,164	7,109,494
Net increase in net assets resulting from operations	31,469,406	8,722,228

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(39,255)	(44,891)
Institutional Class	(429,550)	(108,748)
Net realized gains on investments
Investor Class	(920,561)	(171,869)
Institutional Class	(2,653,424)	(195,310)
Net decrease in net assets from distributions	(4,042,790)	(520,818)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	50,078,072	56,808,405
Distributions reinvested	913,417	209,868
Cost of shares redeemed	(16,658,848)	(13,615,726)
Redemption fees	11,400	7,176
Net increase from capital shares transactions	34,344,041	43,409,723

Institutional Class
Proceeds from sales of shares	163,642,642	86,258,768
Distributions reinvested	2,839,814	295,528
Cost of shares redeemed	(15,137,030)	(3,696,595)
Redemption fees	3,537	4,832
Net increase from capital shares transactions	151,348,963	82,862,533

Net increase in net assets	213,119,620	134,473,666

NET ASSETS
Beginning of year	134,473,666	–
End of year*	$347,593,286	$134,473,666

*Including accumulated net investment loss of:	$(188,078)	$(32,886)

See Notes to Financial Statements.
Annual Report | April 30, 2015	41

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	3,913,617	4,831,859
Issued to shareholders in reinvestment of distributions	72,379	17,984
Redeemed	(1,303,058)	(1,135,134)
Net increase in share transactions	2,682,938	3,714,709

Institutional Class
Issued	12,894,402	7,398,753
Issued to shareholders in reinvestment of distributions	225,203	25,367
Redeemed	(1,179,712)	(313,002)
Net increase in share transactions	11,939,893	7,111,118

See Notes to Financial Statements.
42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
OPERATIONS
Net investment income	$4,559,749	$2,180,239
Net realized gain on investments and foreign currency transactions	62,562,011	32,761,153
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(7,154,588)	90,655,973
Net increase in net assets resulting from operations	59,967,172	125,597,365

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(519,202)	(850,286)
Institutional Class	(3,324,759)	(4,248,374)
Net realized gains on investments
Investor Class	(9,145,192)	(3,131,062)
Institutional Class	(39,074,979)	(12,702,647)
Net decrease in net assets from distributions	(52,064,132)	(20,932,369)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	27,042,166	55,833,951
Distributions reinvested	9,427,674	3,836,965
Cost of shares redeemed	(18,351,671)	(23,996,762)
Redemption fees	293	9,771
Net increase from capital shares transactions	18,118,462	35,683,925

Institutional Class
Proceeds from sales of shares	25,311,158	332,595,278
Distributions reinvested	36,728,280	15,198,982
Cost of shares redeemed	(43,279,215)	(24,245,014)
Redemption fees	1,597	12,327
Net increase from capital shares transactions	18,761,820	323,561,573

Net increase in net assets	44,783,322	463,910,494

NET ASSETS
Beginning of year	811,422,510	347,512,016
End of year*	$856,205,832	$811,422,510

*Including accumulated net investment loss of:	$(181,274)	$(597,470)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	8,289,054	17,554,569
Issued to shareholders in reinvestment of distributions	3,021,690	1,195,316
Redeemed	(5,468,291)	(7,842,523)
Net increase in share transactions	5,842,453	10,907,362

Institutional Class
Issued	7,532,407	107,001,298
Issued to shareholders in reinvestment of distributions	11,734,275	4,720,181
Redeemed	(13,091,622)	(7,558,233)
Net increase in share transactions	6,175,060	104,163,246

See Notes to Financial Statements.
Annual Report | April 30, 2015	43

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.53	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02	(0.05)
Net realized and unrealized gain on investments	1.22	0.58
Total income from investment operations	1.24	0.53

DISTRIBUTIONS
From net investment income	(0.01)	–
From net realized gain on investments	(0.25)	–
Total distributions	(0.26)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.98	0.53
NET ASSET VALUE, END OF PERIOD	$11.51	$10.53

TOTAL RETURN	12.06%	5.30	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$39,896	$27,952

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.82%	2.01	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.82%	1.95	%(d)(e)
Net investment income/(loss)	0.22%	(0.55	)%(d)

PORTFOLIO TURNOVER RATE	53%	26	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.54	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.05	(0.03)
Net realized and unrealized gain on investments	1.21	0.57
Total income from investment operations	1.26	0.54

DISTRIBUTIONS
From net investment income	(0.03)	–
From net realized gain on investments	(0.25)	–
Total distributions	(0.28)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.98	0.54
NET ASSET VALUE, END OF PERIOD	$11.52	$10.54

TOTAL RETURN	12.22%	5.40	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$428,048	$255,819

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.58%	1.76	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.58%	1.70	%(d)(e)
Net investment income/(loss)	0.43%	(0.37	)%(d)

PORTFOLIO TURNOVER RATE	53%	26	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
Annual Report | April 30, 2015	45

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2015	Year Ended April 30, 2014		Year Ended April 30, 2013	For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$3.31	$2.77		$2.31	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.00 (b)	(0.00	)(b)	0.00 (b)	(0.00	)(b)
Net realized and unrealized gain on investments	0.35	0.67		0.51	0.31
Total income from investment operations	0.35	0.67		0.51	0.31

DISTRIBUTIONS
From net investment income	(0.01)	–		(0.01)	–
From net realized gain on investments	(0.22)	(0.13)		(0.04)	–
Total distributions	(0.23)	(0.13)		(0.05)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.12	0.54		0.46	0.31
NET ASSET VALUE, END OF PERIOD	$3.43	$3.31		$2.77	$2.31

TOTAL RETURN	11.09%	24.31%		22.34%	15.50	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$201,462	$216,247		$132,384	$73,154

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.62%	1.68%		1.76%	2.30	%(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.62%	1.68%		1.75%	1.75	%(d)
Net investment income/(loss)	0.12%	(0.15)%		0.19%	(0.04	)%(d)

PORTFOLIO TURNOVER RATE	37%	38%		35%	42	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2015	Year Ended April 30, 2014		Year Ended April 30, 2013	For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$3.34	$2.79		$2.32	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.00	(b)	0.01	0.00	(b)
Net realized and unrealized gain on investments	0.34	0.68		0.52	0.32
Total income from investment operations	0.35	0.68		0.53	0.32

DISTRIBUTIONS
From net investment income	(0.01)	(0.00	)(b)	(0.02)	–
From net realized gain on investments	(0.22)	(0.13)		(0.04)	–
Total distributions	(0.23)	(0.13)		(0.06)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.12	0.55		0.47	0.32
NET ASSET VALUE, END OF PERIOD	$3.46	$3.34		$2.79	$2.32

TOTAL RETURN	11.20%	24.67%		22.86%	16.00	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$526,394	$492,869		$217,953	$77,737

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.38%	1.44%		1.51%	2.03	%(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.38%	1.44%		1.50%	1.50	%(d)
Net investment income	0.35%	0.08%		0.37%	0.40	%(d)

PORTFOLIO TURNOVER RATE	37%	38%		35%	42	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
Annual Report | April 30, 2015	47

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$12.43	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.00 (b)	(0.02)
Net realized and unrealized gain on investments	1.37	2.54
Total income from investment operations	1.37	2.52

DISTRIBUTIONS
From net investment income	(0.01)	(0.02)
From net realized gain on investments	(0.14)	(0.08)
Total distributions	(0.15)	(0.10)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.01

INCREASE IN NET ASSET VALUE	1.22	2.43
NET ASSET VALUE, END OF PERIOD	$13.65	$12.43

TOTAL RETURN	11.09%	25.31	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$87,354	$46,163

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.60%	1.91	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.60%	1.60	%(d)(e)
Net investment income/(loss)	0.03%	(0.17	)%(d)

PORTFOLIO TURNOVER RATE	46%	39	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$12.42	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03	0.02
Net realized and unrealized gain on investments	1.37	2.52
Total income from investment operations	1.40	2.54

DISTRIBUTIONS
From net investment income	(0.02)	(0.04)
From net realized gain on investments	(0.14)	(0.08)
Total distributions	(0.16)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	1.24	2.42
NET ASSET VALUE, END OF PERIOD	$13.66	$12.42

TOTAL RETURN	11.41%	25.45	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$260,239	$88,311

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.35%	1.75	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.35%	1.35	%(d)(e)
Net investment income	0.23%	0.21	%(d)

PORTFOLIO TURNOVER RATE	46%	39	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
Annual Report | April 30, 2015	49

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$3.41	$2.83	$2.29	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.01	0.01	0.00	(b)
Net realized and unrealized gain on investments	0.21	0.68	0.55	0.29
Total income from investment operations	0.22	0.69	0.56	0.29

DISTRIBUTIONS
From net investment income	(0.01)	(0.02)	(0.01)	–
From net realized gain on investments	(0.20)	(0.09)	(0.01)	–
Total distributions	(0.21)	(0.11)	(0.02)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.01	0.58	0.54	0.29
NET ASSET VALUE, END OF PERIOD	$3.42	$3.41	$2.83	$2.29

TOTAL RETURN	7.25%	24.59%	24.57%	14.50	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$173,842	$153,296	$96,550	$9,274

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.62%	1.73%	1.88%	2.94	%(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.62%	1.73%	1.75%	1.75	%(d)
Net investment income	0.37%	0.20%	0.26%	0.33	%(d)

PORTFOLIO TURNOVER RATE	36%	37%	52%	24	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$3.42	$2.84	$2.29	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.02	0.01	0.01	0.01
Net realized and unrealized gain on investments	0.21	0.69	0.57	0.28
Total income from investment operations	0.23	0.70	0.58	0.29

DISTRIBUTIONS
From net investment income	(0.02)	(0.03)	(0.02)	–
From net realized gain on investments	(0.20)	(0.09)	(0.01)	–
Total distributions	(0.22)	(0.12)	(0.03)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	0.01	0.58	0.55	0.29
NET ASSET VALUE, END OF PERIOD	$3.43	$3.42	$2.84	$2.29

TOTAL RETURN	7.41%	24.70%	25.11%	14.50	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$682,364	$658,127	$250,962	$55,458

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.38%	1.46%	1.59%	2.50	%(d)
Expenses (including fees waived/reimbursed by investment advisor)	1.38%	1.46%	1.50%	1.50	%(d)
Net investment income	0.61%	0.42%	0.51%	0.56	%(d)

PORTFOLIO TURNOVER RATE	36%	37%	52%	24	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
Annual Report | April 30, 2015	51

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2015, the Trust had 30 registered funds. This annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, and Grandeur Peak International Opportunities Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class and Institutional Class shares. The Grandeur Peak Global Opportunities Fund and Grandeur Peak International Opportunities Fund were each previously a non-diversified investment company for the diversification purposes of the Investment Company Act of 1940. As a result of operating in a diversified manner for the past three years, the Funds are now deemed to be diversified under the Investment Company Act of 1940. Neither Fund may resume operating in a non-diversified manner without first obtaining shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2015:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks
Bangladesh	$2,354,926	$855,235	$–	$3,210,161
Brazil	17,921,300	–	–	17,921,300
China	22,025,854	52,166,965	1,603,828	75,796,647
Colombia	7,679,678	–	–	7,679,678
Georgia	–	4,594,515	–	4,594,515
Greece	2,360,574	–	–	2,360,574
Hong Kong	2,315,867	13,117,237	–	15,433,104
India	25,061,277	35,904,346	50,682	61,016,305
Indonesia	4,608,390	17,402,442	–	22,010,832
Kazakhstan	–	1,181,114	–	1,181,114
Luxembourg	1,520,326	–	–	1,520,326
Malaysia	2,947,937	10,559,191	–	13,507,128
Mexico	9,687,319	–	–	9,687,319
Oman	–	1,078,416	–	1,078,416
Philippines	4,152,965	15,901,587	–	20,054,552
Poland	4,844,067	4,544,375	–	9,388,442
Russia	1,091,500	–	–	1,091,500
South Africa	19,953,197	10,090,182	–	30,043,379
South Korea	878,887	33,390,852	–	34,269,739
Sri Lanka	7,813,978	1,148,470	–	8,962,448
Taiwan	–	55,609,570	–	55,609,570
Thailand	1,227,975	3,987,779	–	5,215,754
Turkey	4,770,596	3,090,735	–	7,861,331
United Arab Emirates	–	426,713	–	426,713
United States	1,666,521	–	–	1,666,521
Vietnam	1,989,848	2,385,988	–	4,375,836
Preferred Stocks
Brazil	2,082,972	–	–	2,082,972
Exchange-Traded Funds
United States	5,299,918	–	–	5,299,918
Rights
Sri Lanka	10,788	–	–	10,788
Total	$154,266,660	$267,435,712	$1,654,510	$423,356,882

Annual Report | April 30, 2015	53

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks
Australia	$–	$8,876,525	$–	$8,876,525
Austria	7,838,886	–	–	7,838,886
Belgium	–	9,925,171	–	9,925,171
Brazil	14,653,847	–	–	14,653,847
Britain	21,278,257	33,982,339	–	55,260,596
Canada	14,680,340	–	–	14,680,340
China	17,220,176	36,934,045	2,529,956	56,684,177
Colombia	6,742,636	–	–	6,742,636
France	7,020,199	6,599,562	–	13,619,761
Georgia	–	4,734,659	–	4,734,659
Germany	3,163,763	20,132,620	–	23,296,383
Greece	856,811	–	–	856,811
Hong Kong	3,022,551	12,727,334	–	15,749,885
India	23,387,762	30,732,362	8,093	54,128,217
Indonesia	4,189,164	18,878,063	–	23,067,227
Ireland	2,157,402	2,628,951	–	4,786,353
Israel	2,088,569	–	–	2,088,569
Japan	6,179,665	32,183,566	–	38,363,231
Luxembourg	5,435,712	–	–	5,435,712
Malaysia	1,972,381	9,662,917	–	11,635,298
Mexico	3,153,882	–	–	3,153,882
Netherlands	–	3,694,676	–	3,694,676
Norway	–	1,959,356	–	1,959,356
Philippines	2,692,829	5,179,729	–	7,872,558
Poland	907,393	–	–	907,393
Singapore	–	5,649,288	–	5,649,288
South Africa	5,927,714	8,712,673	–	14,640,387
South Korea	1,080,736	19,986,543	–	21,067,279
Sweden	4,963,010	12,968,684	–	17,931,694
Switzerland	5,889,919	–	–	5,889,919
Taiwan	–	37,062,586	–	37,062,586
Thailand	–	4,623,492	–	4,623,492
Turkey	1,431,954	1,746,802	–	3,178,756
United Arab Emirates	–	714,239	–	714,239
United States	216,264,982	–	–	216,264,982
Vietnam	657,015	–	–	657,015
Preferred Stocks
Brazil	2,215,729	–	–	2,215,729
Total	$387,073,284	$330,296,182	$2,538,049	$719,907,515

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
Australia	$–	$6,964,786	$–	$6,964,786
Austria	1,322,932	–	–	1,322,932
Bangladesh	205,076	–	–	205,076
Belgium	–	999,185	–	999,185
Brazil	5,528,214	–	–	5,528,214
Britain	10,291,692	13,821,149	–	24,112,841
Canada	6,315,432	–	–	6,315,432
China	9,370,131	21,620,573	686,461	31,677,165
Colombia	2,061,990	267,272	–	2,329,262
Denmark	–	281,316	–	281,316
Finland	–	80,143	–	80,143
France	4,370,046	3,785,199	–	8,155,245
Georgia	–	2,669,425	–	2,669,425
Germany	1,964,001	6,661,257	–	8,625,258
Greece	2,238,855	–	–	2,238,855
Hong Kong	2,193,235	6,762,334	–	8,955,569
India	11,613,617	15,384,596	19,556	27,017,769
Indonesia	1,282,225	9,613,200	–	10,895,425
Ireland	1,991,750	835,174	–	2,826,924
Israel	3,991,329	480,638	–	4,471,967
Japan	683,518	17,161,901	–	17,845,419
Kazakhstan	–	81,885	–	81,885
Luxembourg	2,909,616	–	–	2,909,616
Malaysia	1,502,027	3,690,166	–	5,192,193
Mexico	2,442,802	–	–	2,442,802
Netherlands	–	2,091,287	–	2,091,287
Norway	–	1,544,084	–	1,544,084
Philippines	1,261,441	3,759,967	–	5,021,408
Poland	2,001,203	1,165,377	–	3,166,580
Russia	59,275	–	–	59,275
Singapore	–	2,582,588	–	2,582,588
South Africa	9,220,714	5,147,776	–	14,368,490
South Korea	343,086	10,645,707	–	10,988,793
Spain(a)	–	–	1	1
Sri Lanka	2,533,079	–	–	2,533,079
Sweden	1,440,401	4,463,577	–	5,903,978
Switzerland	2,936,921	–	–	2,936,921
Taiwan	–	14,724,860	–	14,724,860
Thailand	222,663	1,053,996	–	1,276,659
Turkey	2,463,764	1,027,412	–	3,491,176
United States	82,591,308	–	–	82,591,308
Vietnam	1,400,226	588,209	–	1,988,435
Preferred Stocks
Brazil	677,863	–	–	677,863
Rights
France	–	–	–	–
Sri Lanka	6,714	–	–	6,714
Total	$179,437,146	$159,955,039	$706,018	$340,098,203

(a)	Akka Technologies SA rights are considered Level 3. The market value of the rights were $0 as of 04/30/15.

Annual Report | April 30, 2015	55

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks
Australia	$862,300	$9,867,614	$–	$10,729,914
Austria	9,028,157	–	–	9,028,157
Belgium	–	11,376,812	–	11,376,812
Brazil	28,087,333	–	–	28,087,333
Britain	39,006,262	56,889,113	–	95,895,375
Canada	27,631,832	–	–	27,631,832
China	22,328,261	56,656,217	2,056,880	81,041,358
Colombia	8,120,935	–	–	8,120,935
Denmark	–	974,319	–	974,319
Finland	–	275,137	–	275,137
France	9,742,813	13,669,853	–	23,412,666
Georgia	–	6,305,858	–	6,305,858
Germany	7,727,618	28,725,925	–	36,453,543
Hong Kong	3,066,913	16,242,499	–	19,309,412
India	28,092,925	37,381,505	13,985	65,488,415
Indonesia	4,549,838	26,686,782	–	31,236,620
Ireland	7,842,304	3,348,870	–	11,191,174
Israel	1,605,404	1,508,369	–	3,113,773
Japan	6,370,335	51,934,466	–	58,304,801
Luxembourg	8,262,893	–	–	8,262,893
Malaysia	3,284,874	16,164,736	–	19,449,610
Mexico	7,555,315	–	–	7,555,315
Netherlands	–	6,814,611	–	6,814,611
Norway	–	4,122,246	–	4,122,246
Oman	–	2,269,142	–	2,269,142
Philippines	4,422,044	8,939,381	–	13,361,425
Russia	785,000	–	–	785,000
Singapore	–	8,515,739	–	8,515,739
South Africa	13,167,569	12,226,726	–	25,394,295
South Korea	1,507,707	38,011,869	–	39,519,576
Sweden	8,230,737	20,454,039	–	28,684,776
Switzerland	9,299,534	–	–	9,299,534
Taiwan	–	64,694,171	–	64,694,171
Thailand	–	5,799,410	–	5,799,410
Turkey	–	2,762,226	–	2,762,226
United Arab Emirates	–	1,476,530	–	1,476,530
United States	4,546,377	–	–	4,546,377
Vietnam	97,267	–	–	97,267
Preferred Stocks
Brazil	3,013,781	–	–	3,013,781
Exchange-Traded Funds
United States	4,174,396	–	–	4,174,396

Total	$272,410,724	$514,094,165	$2,070,865	$788,575,754

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

The Funds recognize transfers between levels as of the end of the period. For the fiscal year ended April 30, 2015, the Funds had the following transfers between Level 1 and Level 2 securities. The most frequent, although not exclusive, cause of common stocks to be transferred between level 1 and 2 is due to whether the foreign securities in the Funds are fair value priced on the last day of the period (i.e. when the S&P 500 moves +/- 1% on the day, the foreign securities are re-priced as of 4:00pm EST based on a historic pricing algorithm performed by a third-party service).

The Grandeur Peak Emerging Markets Opportunities Fund had the following transfers out of Levels 1 and 2 at January 31, 2015:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Quoted and Unadjusted Prices
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$–	$(199,923,935)	$199,923,935	$–
Total	$–	$(199,923,935)	$199,923,935	$–

The Grandeur Peak Global Opportunities Fund had the following transfers out of Levels 1 and 2 at April 30, 2015:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Quoted and Unadjusted Prices
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$–	$(258,963,312)	$258,963,312	$–
Total	$–	$(258,963,312)	$258,963,312	$–

The Grandeur Peak Global Reach Fund had the following transfers out of Levels 1  and 2 at April 30, 2015:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Quoted and Unadjusted Prices
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$–	$(104,050,564)	$104,050,564	$–
Total	$–	$(104,050,564)	$104,050,564	$–

The Grandeur Peak International Opportunities Fund had the following transfers out of  Levels 1 and 2 at April 30, 2015:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Quoted and Unadjusted Prices
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$–	$(400,904,010)	$400,904,010	$–
Total	$–	$(400,904,010)	$400,904,010	$–

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Emerging Markets Opportunities Fund	Common Stock	Total

Balance as of April 30, 2014	$2,701,643	$2,701,643
Accrued discount/ premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(3,600,143)	(3,600,143)
Change in Unrealized Appreciation/(Depreciation)	1,999,089	1,999,089
Purchases	67,350	67,350
Sales Proceeds	(1,117,257)	(1,117,257)
Transfer into Level 3	1,603,828	1,603,828
Transfer out of Level 3	–	–

Balance as of April 30, 2015	$1,654,510	$1,654,510

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2015	$140,396	$140,396

Annual Report | April 30, 2015	57

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

Grandeur Peak Global Opportunities Fund	Common Stock	Total

Balance as of April 30, 2014	$4,062,331	$4,062,331
Accrued discount/premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(4,554,082)	(4,554,082)
Change in Unrealized Appreciation/(Depreciation)	2,439,772	2,439,772
Purchases	151,292	151,292
Sales Proceeds	(2,091,220)	(2,091,220)
Transfer into Level 3	2,529,956	2,529,956
Transfer out of Level 3	–	–

Balance as of April 30, 2015	$2,538,049	$2,538,049

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2015	$27,697	$27,697

Grandeur Peak Global Reach Fund	Common Stock	Total

Balance as of April 30, 2014	$941,990	$941,990
Accrued discount/ premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(981,178)	(981,178)
Change in Unrealized Appreciation/(Depreciation)	441,078	441,078
Purchases	25,856	25,856
Sales Proceeds	(408,190)	(408,190)
Transfer into Level 3	686,462	686,462
Transfer out of Level 3	–	–

Balance as of April 30, 2015	$706,018	$706,018

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2015	$(261,615)	$(261,615)

Grandeur Peak International Opportunities Fund	Common Stock	Total

Balance as of April 30, 2014	$4,769,152	$4,769,152
Accrued discount/premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(5,797,627)	(5,797,627)
Change in Unrealized Appreciation/(Depreciation)	3,053,656	3,053,656
Purchases	17,792	17,792
Sales Proceeds	(2,028,988)	(2,028,988)
Transfer into Level 3	2,056,880	2,056,880
Transfer out of Level 3	–	–

Balance as of April 30, 2015	$2,070,865	$2,070,865

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2015	$(23,304)	$(23,304)

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Assets and Liabilities under Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies. Due to the lack of a market to trade a newly acquired security, a price was unobtainable and was transferred to a level 3 security for all Funds.

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

The table below provided additional information about the Level 3 Fair Value Measurements as of April 30, 2015:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Emerging Markets Opportunities Fund

Asset Class	Fair Value (USD) at 4/30/15	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$1,654,510	Premium on last quoted exchange price	Premium	10%

Grandeur Peak Global Opportunities Fund

Asset Class	Fair Value (USD) at 4/30/15	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$2,538,049	Premium on last quoted exchange price	Premium	10%

Grandeur Peak Global Reach Fund

Asset Class	Fair Value (USD) at 4/30/15	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$706,018	Premium on last quoted exchange price	Premium	10%

Grandeur Peak International Opportunities Funds

Asset Class	Fair Value (USD) at 4/30/15	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$2,070,865	Premium on last quoted exchange price	Premium	10%

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Premium	Increase	Decrease

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2015, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$34,352,042
Grandeur Peak Global Opportunities Fund	5,452,333
Grandeur Peak Global Reach Fund	4,140,132
Grandeur Peak International Opportunities Fund	49,090,714

Annual Report | April 30, 2015	59

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

As of April 30, 2015, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$30
Grandeur Peak Global Opportunities Fund	10,015
Grandeur Peak Global Reach Fund	283,631
Grandeur Peak International Opportunities Fund	905,282

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are amortized over twelve months from the inception date of the Funds. As of April 30, 2015, the Funds fully amortized all offering costs.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2015, the Grandeur Peak Emerging Markets Opportunities Fund, the Grandeur Peak Global Opportunities Fund, the Grandeur Peak Global Reach Fund, and the Grandeur Peak International Opportunities Fund had a liability for unrecognized capital gains tax in the amount of $598,797, $725,970, $411,508, and $730,034 respectively. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and are primarily attributed to the differing book/tax treatment of foreign currency transactions, non-deductible expenses, PFIC investments, book/tax distribution differences and certain other investments. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Grandeur Peak Emerging Markets Opportunities Fund	$(23,597)	$(1,568,829)	$1,592,426
Grandeur Peak Global Opportunities Fund	–	338,583	(338,583)
Grandeur Peak Global Reach Fund	(6,791)	(145,248)	152,039
Grandeur Peak International Opportunities Fund	1	(299,592)	299,591

Tax Basis of Investments: As of April 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Depreciation of Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$71,803,217	$(33,034,879)	$(585,864)	$38,182,474	$384,588,544
Grandeur Peak Global Opportunities Fund	177,951,835	(46,153,502)	(733,104)	131,065,229	588,109,182
Grandeur Peak Global Reach Fund	49,153,043	(21,273,245)	(397,318)	27,482,480	312,218,405
Grandeur Peak International Opportunities Fund	182,714,047	(61,000,659)	(615,161)	121,098,227	666,862,366

Components of Earnings: As of April 30, 2015, components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Other Accumulated Loss	Net Unrealized Appreciation on Investments and Foreign Currency	Total Distributable Earnings
Grandeur Peak Emerging Markets Opportunities Fund	$–	$13,091,570	$(7,764,688)	$38,182,474	$43,509,356
Grandeur Peak Global Opportunities Fund	3,094,344	29,278,298	–	131,065,229	163,437,871
Grandeur Peak Global Reach Fund	3,531,390	4,664,903	(105)	27,482,480	35,678,668
Grandeur Peak International Opportunities Fund	2,896,078	28,796,865	–	121,098,227	152,791,170

Capital Losses: As of April 30, 2015, the Funds have no accumulated capital loss carryforwards.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year and or period ended April 30, 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$10,934,864	$44,691
Grandeur Peak Global Opportunities Fund	9,456,832	37,925,629
Grandeur Peak Global Reach Fund	3,157,372	885,418
Grandeur Peak International Opportunities Fund	19,542,293	32,521,839

Annual Report | April 30, 2015	61

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

The tax character of distributions paid by the Funds for the fiscal year and or  period ended April 30, 2014 were as follows:

	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$–	$–
Grandeur Peak Global Opportunities Fund	12,405,055	12,289,718
Grandeur Peak Global Reach Fund	520,818	–
Grandeur Peak International Opportunities Fund	16,309,161	4,623,208

The Fund elects to defer to the period ending April 30, 2016, capital losses recognized during the period November 1, 2014 to April 30, 2015 in the amount of:

Fund	Capital Losses Recognized
Grandeur Peak Emerging Markets Opportunities	$6,385,642

The Fund elects to defer to the period ending April 30, 2016, late year ordinary losses in the amount of:

Fund	Ordinary Losses Recognized
Grandeur Peak Emerging Markets Opportunities	$1,379,046

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2015 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$297,849,644	$193,582,148
Grandeur Peak Global Opportunities Fund	256,013,945	289,906,826
Grandeur Peak Global Reach Fund	302,470,528	112,274,875
Grandeur Peak International Opportunities Fund	276,611,506	267,117,199

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2015 and the year ended April 30, 2014, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak Global Advisors”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak International Opportunities Fund	1.25%

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

With respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, the Adviser has contractually agreed to limit certain of each Fund’s expenses to 1.75% of the Fund’s average daily net assets in the Investor Class shares and 1.50% of the Fund’s average daily net assets in the Institutional Class shares until August 31, 2015. With respect to the Grandeur Peak Emerging Markets Opportunities Fund, the Adviser has contractually agreed to limit certain of the Fund’s expenses to 1.95% of the Fund’s average daily net assets in the Investor Class shares and 1.70% of the Fund’s average daily net assets in the Institutional Class shares until August 31, 2015. With respect to the Grandeur Peak Global Reach Fund, the Adviser has contractually agreed to limit certain of the Fund’s expenses to 1.60% of the Fund’s average daily net assets in the Investor Class shares and 1.35% of the Fund’s average daily net assets in the Institutional Class shares until August 31, 2015. Pursuant to these agreements, each Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

For the year ended April 30, 2015, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously, Waived Fees By Adviser	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$3,666	$3,666
Institutional Class	–	35,532	35,532
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–
Institutional Class	–	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$4,963	$4,963
Institutional Class	–	16,148	16,148
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–
Institutional Class	–	–	–

As of April 30, 2015, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2017	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Reach Fund
Investor Class	$45,810	$45,810
Institutional Class	98,313	98,313
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2015 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Annual Report | April 30, 2015	63

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2015

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statement of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

64	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, and Grandeur Peak International Opportunities Fund (the “Funds”), four of the portfolios constituting Financial Investors Trust, as of April 30, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented (as to the Grandeur Peak Emerging Markets Opportunities Fund, the related statements of changes in net assets for the year then ended and for the period from December 16, 2013 (inception) to April 30, 2014) (as to the Grandeur Peak Global Reach Fund, the related statements of changes in net assets for the year then ended and for the period from June 19, 2013 (inception) to April 30, 2014). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, and Grandeur Peak International Opportunities Fund of Financial Investors Trust as of April 30, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2015

Annual Report | April 30, 2015	65

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2015 (Unaudited)

GRANDEUR PEAK EMERGING MARKETS OPPORTUNITIES FUND

On March 12, 2013, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and Grandeur Peak Global Advisors, LLC (“Grandeur Peak”) (the “Investment Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In approving the Investment Advisory Agreement with Grandeur Peak, the Trustees, including the Independent Trustees, considered the following factors with respect to the Grandeur Peak Emerging Markets Opportunities Fund (the “Grandeur Peak Fund” or the “Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Grandeur Peak Fund, to Grandeur Peak of 1.35% of the Grandeur Peak Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by Grandeur Peak to the Fund.

The Trustees considered the information they received comparing the Grandeur Peak Fund’s contractual annual advisory fee and overall expenses with those of funds in both the relevant expense group and universe of funds provided by an independent provider of investment company data.

Based on such information, the Trustees determined that the contractual annual advisory fee of 1.35% and the total expense ratio of 1.70% and 1.95% for the Institutional Class and Investor Class Shares, respectively, of the Grandeur Peak Fund, taking into account the contractual fee waiver in place, are comparable to others within the Fund’s anticipated peer universe.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Grandeur Peak Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Grandeur Peak in its presentation, including its Form ADV.

The Trustees reviewed and considered Grandeur Peak’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management. The Trustees also reviewed the research and decision-making processes utilized by Grandeur Peak, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Grandeur Peak Fund.

The Trustees considered the background and experience of Grandeur Peak’s management in connection with the Grandeur Peak Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Grandeur Peak Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Grandeur Peak’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees noted that since the Grandeur Peak Fund has not yet begun operations, there is no fund performance to be reviewed or analyzed at this time. The Trustees also considered the limitations on the comparability of performance information for certain related funds and accounts. The Trustees considered Grandeur Peak’s reputation generally and its investment techniques, risk management controls and decision-making processes.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by Grandeur Peak based on the fees payable under the Investment Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Grandeur Peak in connection with the operation of the Grandeur Peak Fund. The Board then reviewed and discussed Grandeur Peak’s financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Grandeur Peak Fund will be passed along to the shareholders under the proposed agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Grandeur Peak from its relationship with the Grandeur Peak Fund, including soft dollar arrangements.

66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2015 (Unaudited)

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Grandeur Peak. In selecting Grandeur Peak and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the investment advisory fees to be received by Grandeur Peak with respect to the Grandeur Peak Fund were comparable to others within the Fund’s peer universe;
•	the nature, extent and quality of services to be rendered by Grandeur Peak under the Investment Advisory Agreement were adequate;
•	there was no performance history for the Grandeur Peak Fund for the Board to consider;
•	the terms of the proposed fee waiver and expense limitation agreement between the Trust, on behalf of the Grandeur Peak Fund, and Grandeur Peak, were not unreasonable;
•	the profit, if any, anticipated to be realized by Grandeur Peak in connection with the operation of the Grandeur Peak Fund is not unreasonable to the Fund; and
•	there were no material economies of scale or other incidental benefits accruing to Grandeur Peak in connection with its relationship to the Grandeur Peak Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Grandeur Peak’s compensation for investment advisory services is consistent with the best interests of the Grandeur Peak Fund and its shareholders.

Annual Report | April 30, 2015	67

Grandeur Peak Funds®	Additional Information

April 30, 2015 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-377-PEAK(7325) and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for distributions made during the fiscal year ended April 30, 2015:

	Global Opportunities Fund	International Opportunities Fund	Global Reach Fund	Emerging Markets Opportunities Fund
Foreign Taxes Paid	$575,310	$1,291,979	$541,661	$2,057,767
Foreign Source Income	$9,248,141	$13,809,339	$3,245,614	$8,161,036

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2014, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Global Opportunities Fund	International Opportunities Fund	Global Reach Fund	Emerging Markets Opportunities Fund
Dividend Received Deduction	12.31%	0.14%	5.76%	—
Qualified Dividend Income	70.25%	40.22%	50.85%	22.81%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2014 via Form 1099. The Funds will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, and Grandeur Peak Emerging Markets Opportunity Fund designated $37,925,629, $32,521,839, $885,418, and $44,691 respectively, as long-term capital gain dividends.

68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2015 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-377-PEAK.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**

This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which Grandeur Peak Global Advisors LLC provides investment advisory services (currently none).

Annual Report | April 30, 2015	69

Grandeur Peak Funds®	Trustees and Officers

April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	30	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds) and Reaves Utility Income Fund (1 fund).

Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**

This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which Grandeur Peak Global Advisors LLC provides investment advisory services (currently none).

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				35	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2015	71

Grandeur Peak Funds®	Trustees and Officers

April 30, 2015 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***

Kimberly RStorms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.

Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust, ALPS ETF Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**

This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

72	1.855.377.7325 | www.GrandeurPeakGlobal.com

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING®

Contact Us

Mail: Grandeur Peak Funds
P.O. Box 13664, Denver, CO 80201
Phone: 1.855.377.PEAK (7325)
E-Mail: grandeurpeakglobal@alpsinc.com
Web: www.GrandeurPeakGlobal.com

PATHWAY
ADVISORS FUNDS

ANNUAL
April 30, 2015

Pathway Advisors Conservative Fund | **PWCNX**
Pathway Advisors Aggressive Growth Fund | **PWAGX**

Pathway Advisors Funds	Shareholder Letter
April 30, 2015 (Unaudited)

May 15, 2015

Dear Shareholder:

Below is a table of our year-to-date and one year performance as of 4/30/15. We’ve also included the annualized since inception return through the same period

	Year-To-Date	1 Year	Since Inception
Pathway Advisors Conservative	1.23%	3.28%	4.50%
Pathway Advisors Aggressive Growth	2.88%	5.41%	11.82%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may not be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds.com.

Hanson McClain, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.88% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2015. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Fund’s Board of Trustees.

With the Federal Reserve’s complete removal of quantitative easing (QE) and with the European Central Bank (ECB) and the Bank of Japan (BOJ) doing aggressive QE, the world has diverged in terms of any coordinated monetary policy that existed post the financial crisis of 2008. Not only the removal of QE, but the expectation of tightening by the Fed, along with the asset purchases by the ECB and BOJ, have helped the US Dollar to surge relative to almost every other currency. This has also pushed bond yields in many parts of the developed world to near zero or negative, even for longer maturities. This is helped in part by negative deposit rates in Europe. The goal of such measures is to encourage spending and investment and discourage savings, the theory being that this will help bring back economic growth in areas that have struggled with deflation or are concerned about the potential for deflation.

With the US dollar appreciating and plenty of energy supply having come online due to innovations in fracking and horizontal drilling, a glut of worldwide oil supply relative to demand and historical production levels had downward pressure on oil prices. From June of last year to March of this year, we experienced more than a 50% drop in crude oil prices. Due to more high yield bond issuance coming from the energy sector, it’s not surprising that we also witnessed high yield to treasury spreads widen by more than 200 basis points, coinciding with the drop in oil prices. Since newer and smaller exploration and production companies require a higher dollar value per barrel to maintain profitability, a sharp drop in prices puts pressure on the financial health of these companies and shuts off potential new financing for companies that may need additional capital. Oil prices have since come back up near $60/barrel and spreads have tightened by more than 100

Annual Report | April 30, 2015	1

Pathway Advisors Funds	Shareholder Letter
April 30, 2015 (Unaudited)

basis points while the US Dollar, as measured by the US Dollar Index, has dropped from over 100 to 94.14. This index was at just 80 last June.

With anticipation of the Federal Reserve raising rates, which we believe they will do, and with volatility remaining low, as measured by the Volatility Index (VIX) at 12.70, we believe that volatility will increase and we continue to stress the importance of diversification and to not have too much concentration in assets that are very expensive as these will likely fall harder and faster with the next correction or bear market that comes along. The current bull market has plowed forward with very few bouts of subdued volatility for more than 6 years and rates have been held at a zero bound for even longer. A rising tide has truly lifted nearly all boats for several years. At this stage in the cycle, we believe it prudent to re-emphasize quality investments over high-fliers and diversification over putting all of one’s eggs in one basket. We are grateful for the confidence and trust that you have placed in us and we will continue to do our best to navigate the challenging currents ahead on your behalf.

Sincerely,

David Schauer

Chief Investment Officer

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Hanson McClain, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Pathway Aggressive Growth Fund invests in underlying funds that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments, exposes an underlying fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings.

The Pathway Conservative Fund invests in underlying funds that invest long or short in fixed-income securities subjects the Fund to additional risks that include credit risk, interest risk, maturity risk, investment-grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

The Pathway Advisors Funds are distributed by ALPS Distributors, Inc.

Diversification does not assure a profit or protect against a loss.

2	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Shareholder Letter
April 30, 2015 (Unaudited)

The Volatility Index® is an index which measures expectations of volatility, or fluctuations in price, of the S&P 500® Total Return Index. Higher values for the volatility index indicate that investors expect the value of the S&P 500® Total Return Index to fluctuate wildly – up, down, or both – in the next 30 days. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

The US Dollar Index (USDX, DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of US trade partners’ currencies. It is a weighted geometric mean of the dollar’s value relative to other select currencies. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

Quantitative Easing – An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

Basis Point – A unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Annual Report | April 30, 2015	3

Pathway Advisors Conservative Fund	Performance Update
April 30, 2015 (Unaudited)

Cumulative Total Return for the period ended April 30, 2015

	Calendar YTD	One Year	Since Inception*
Pathway Advisors Conservative Fund	1.23%	3.28%	4.50%
S&P 500® Total Return Index[1]	1.92%	12.98%	18.53%
Barclays Capital U.S. Aggregate Bond Index[2]	2.21%	10.76%	14.96%
Russell 2000® Index[3]	1.65%	9.71%	18.63%

*	Fund inception date of July 30, 2012.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds.com.

[1]

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[3]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

4	www.pathwayadvisorsfunds.com

Pathway Advisors Conservative Fund	Performance Update
April 30, 2015 (Unaudited)

Growth of $10,000 for the period ended April 30, 2015

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 4/30/15. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Annual Report | April 30, 2015	5

Pathway Advisors Conservative Fund	Performance Update
April 30, 2015 (Unaudited)

Top Ten Long Holdings	(as a % of Net Assets)*
DoubleLine Total Return Bond Fund - Class I	13.79%
iShares® Core U.S. Aggregate Bond ETF	13.69%
Vanguard® Total Stock Market ETF	11.32%
Metropolitan West Total Return Bond Fund - Class I	7.95%
Goldman Sachs Strategic Income Fund - Institutional Class	6.15%
Templeton Global Bond Fund - Advisor Class	5.91%
Vanguard® Wellington Fund - Class Admiral	5.74%
Vanguard® S&P 500® ETF	4.90%
Loomis Sayles Bond Fund - Institutional Class	4.03%
Hartford World Bond Fund - Class Y	3.96%
Top Ten Holdings	77.44%

Portfolio Allocation (as a % of Net Assets)*

*	Holdings are subject to change.

6	www.pathwayadvisorsfunds.com

Pathway Advisors Aggressive Growth Fund	Performance Update
April 30, 2015 (Unaudited)

Cumulative Total Return for the period ended April 30, 2015

	Calendar YTD	One Year	Since Inception*
Pathway Advisors Aggressive Growth Fund	2.88%	5.41%	11.82%
MSCI EAFE® Index[1]	9.16%	1.66%	14.08%
S&P 500 Total Return Index[2]	1.92%	12.98%	18.53%
Russell 2000® Index[3]	1.65%	9.71%	18.63%

*	Fund inception date of July 30, 2012.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds.com.

[1]

MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of Developed Market countries. The index includes reinvestment of dividends, net of foreign withholding taxes. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[2]

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[3]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Annual Report | April 30, 2015	7

Pathway Advisors Aggressive Growth Fund	Performance Update
April 30, 2015 (Unaudited)

Growth of $10,000 for the period ended April 30, 2015

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception 4/30/15. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

8	www.pathwayadvisorsfunds.com

Pathway Advisors Aggressive Growth Fund	Performance Update
April 30, 2015 (Unaudited)

Top Ten Long Holdings	(as a % of Net Assets)*
Vanguard® Total Stock Market ETF	22.99%
Vanguard® Total International Stock ETF	12.43%
DoubleLine Total Return Bond Fund - Class I	9.75%
Vanguard® S&P 500® ETF	9.53%
Deutsche Global Infrastructure Fund - Institutional Class	6.17%
Putnam Capital Spectrum Fund - Class Y	5.91%
iShares® Dow Jones International Select Dividend Index Fund	5.05%
Vanguard® FTSE Emerging Markets ETF	4.27%
Akre Focus Fund - Institutional Class	4.06%
iShares® Dow Jones Select Dividend Index Fund	3.86%
Top Ten Holdings	84.02%

Portfolio Allocation (as a % of Net Assets)*

*	Holdings are subject to change.

Annual Report | April 30, 2015	9

Pathway Advisors Funds	Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2014 through April 30, 2015.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Expense Ratio(a)	Expenses Paid During Period 11/01/14- 04/30/15(b)
Pathway Advisors Conservative Fund
Actual	$ 1,000.00	$ 1,011.80	1.88%	$ 9.38
Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,015.47	1.88%	$ 9.39
Pathway Advisors Aggressive Growth Fund
Actual	$ 1,000.00	$ 1,026.50	1.88%	$ 9.45
Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,015.47	1.88%	$ 9.39

(a)	Annualized, based on the Funds’ most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

10	www.pathwayadvisorsfunds.com

Pathway Advisors Conservative Fund	Portfolio of Investments
April 30, 2015

Description		Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (37.46%)
iShares® Core U.S. Aggregate Bond ETF		39,945	$4,428,302
Schwab U.S. TIPs ETF™		18,000	995,220
Vanguard® FTSE Emerging Markets ETF		16,655	730,655
Vanguard® S&P 500® ETF		8,286	1,583,455
Vanguard® Total International Stock ETF		13,593	717,303
Vanguard® Total Stock Market ETF		33,934	3,661,818

TOTAL EXCHANGE TRADED FUNDS (Cost $11,905,861)			12,116,753
OPEN-END MUTUAL FUNDS (62.08%)
Catalyst Hedged Futures Strategy Fund - Class I		69,053	741,630
Deutsche Global Infrastructure Fund - Institutional Class		46,445	692,953
DoubleLine Total Return Bond Fund - Class I		405,647	4,462,113
Goldman Sachs Strategic Income Fund - Institutional Class		197,940	1,989,301
Hartford World Bond Fund - Class Y		121,983	1,280,823
Loomis Sayles Bond Fund - Institutional Class		88,374	1,304,393
Metropolitan West Total Return Bond Fund - Class I		234,344	2,570,750
Osterweis Strategic Income Fund - Class I		109,069	1,263,019
PIMCO All Asset All Authority Fund - Institutional Class		80,627	755,473
Putnam Capital Spectrum Fund - Class Y		32,770	1,254,429
Templeton Global Bond Fund - Advisor Class		153,685	1,910,306
Vanguard® Wellington Fund - Class Admiral		27,067	1,855,154

TOTAL OPEN-END MUTUAL FUNDS (Cost $20,082,833)			20,080,344
	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.13%)
Dreyfus Cash Management, Institutional Shares	0.040%	42,360	42,360

TOTAL SHORT TERM INVESTMENTS (Cost $42,360)			42,360
TOTAL INVESTMENTS (99.67%) (Cost $32,031,054)			$32,239,457
Other Assets In Excess Of Liabilities (0.33%)			108,286
NET ASSETS (100.00%)			$32,347,743

Common Abbreviations:

ETF - Exchange Traded Fund.

FTSE - Financial Times and Stock Exchange.

PIMCO - Pacific Investment Management Company, LLC.

S&P - Standard & Poor’s.

TIPS - Treasury Inflation Protected Securities.

Holdings are subject to change.

See Notes to Financial Statements.

Annual Report | April 30, 2015	11

Pathway Advisors Aggressive Growth Fund	Portfolio of Investments
April 30, 2015

Description		Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (60.97%)
iShares® International Select Dividend Index ETF		56,720	$ 1,986,902
iShares® Select Dividend Index ETF		19,387	1,518,584
Vanguard® FTSE Emerging Markets ETF		38,336	1,681,800
Vanguard® S&P 500® ETF		19,640	3,753,204
Vanguard® Total International Stock ETF		92,724	4,893,045
Vanguard® Total Stock Market ETF		83,887	9,052,247
WisdomTree® Emerging Markets SmallCap Dividend Fund		23,947	1,119,283
TOTAL EXCHANGE TRADED FUNDS (Cost $23,247,763)			24,005,065
OPEN-END MUTUAL FUNDS (38.43%)
Akre Focus Fund - Institutional Class		68,289	1,596,604
Catalyst Hedged Futures Strategy Fund - Class I		126,879	1,362,677
Deutsche Global Infrastructure Fund - Institutional Class		162,687	2,427,296
DoubleLine Total Return Bond Fund - Class I		349,084	3,839,924
Osterweis Strategic Income Fund - Class I		65,898	763,099
PIMCO All Asset All Authority Fund - Institutional Class		139,163	1,303,956
Principal MidCap Fund - Institutional Class		65,207	1,508,891
Putnam Capital Spectrum Fund - Class Y		60,761	2,325,940
TOTAL OPEN-END MUTUAL FUNDS (Cost $14,988,498)			15,128,387
	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.78%)
Dreyfus Cash Management, Institutional Shares	0.040%	307,944	307,944
TOTAL SHORT TERM INVESTMENTS (Cost $307,944)			307,944
TOTAL INVESTMENTS (100.18%) (Cost $38,544,205)			$39,441,396
Liabilities in Excess of Other Assets (-0.18%)			(70,896)
NET ASSETS (100.00%)			$39,370,500

Common Abbreviations:

ETF - Exchange Traded Fund.

FTSE - Financial Times and Stock Exchange.

PIMCO - Pacific Investment Management Company, LLC.

S&P - Standard & Poor’s.

Holdings are subject to change.

See Notes to Financial Statements.

12	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Statements of Assets and Liabilities
April 30, 2015

	Pathway Advisors Conservative Fund	Pathway Advisors Aggressive Growth Fund
ASSETS
Investments, at value	$32,239,457	$39,441,396
Receivable for investments sold	150,000	–
Dividends receivable	22,770	13,008
Other assets	3,728	3,447
Total assets	32,415,955	39,457,851
LIABILITIES
Investment advisory fees payable	19,126	26,390
Distributions and service fees payable	17,236	26,811
Payable for trustee fees and expenses	93	150
Payable for chief compliance officer fees	1,610	1,939
Payable for principal financial officer fees	382	465
Payable for administration fees	7,567	9,059
Payable for transfer agency fees	4,058	4,599
Payable for professional fees	12,568	12,595
Payable for custody fees	833	833
Payable for reports to shareholders	461	711
Accrued expenses and other liabilities	4,278	3,799
Total liabilities	68,212	87,351
NET ASSETS	$32,347,743	$39,370,500

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$32,026,530	$38,342,600
Accumulated net investment income/(loss)	13,927	(36,521)
Accumulated net realized gain on investments	98,883	167,230
Net unrealized appreciation on investments	208,403	897,191
NET ASSETS	$32,347,743	$39,370,500

INVESTMENTS, AT COST	$32,031,054	$38,544,205
PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$10.66	$12.16
Net Assets	$32,347,743	$39,370,500
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,033,100	3,236,511

See Notes to Financial Statements.

Annual Report | April 30, 2015	13

Pathway Advisors Funds	Statements of Operations
For the Year Ended April 30, 2015

	Pathway Advisors Conservative Fund	Pathway Advisors Aggressive Growth Fund
INVESTMENT INCOME
Dividends from other investment companies	$285,487	$438,519
Total investment income	285,487	438,519

EXPENSES
Investment advisory fees (Note 6)	95,949	178,286
Administration fees	36,146	68,389
Transfer agency fees	32,445	36,774
Distribution and service fees	35,983	62,647
Professional fees	13,971	14,813
Custody fees	5,157	5,161
Reports to shareholders	909	1,758
Trustee fees and expenses	264	489
Registration fees	21,600	21,772
Chief compliance officer fees	5,814	10,912
Principal financial officer fees	1,397	2,625
Other	4,320	3,824
Total expenses before waivers	253,955	407,450
Less fees waived/reimbursed by investment advisor (Note 6)	(73,567)	(72,255)
Total net expenses	180,388	335,195
NET INVESTMENT INCOME	105,099	103,324
Net realized gain on investments	177,216	1,154,117
Net realized capital gain distributions from other investment companies	33,763	74,206
Net change in unrealized appreciation/(depreciation) on investments	70,829	(115,782)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	281,808	1,112,541
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$386,907	$1,215,865

See Notes to Financial Statements.

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Pathway Advisors Conservative Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
OPERATIONS
Net investment income	$105,099	$52,229
Net realized gain/(loss) on investments	177,216	(9,884)
Net realized capital gain distributions from other investment companies	33,763	26,283
Net change in unrealized appreciation on investments	70,829	113,990
Net increase in net assets resulting from operations	386,907	182,618
DISTRIBUTIONS (NOTE 3)
Net investment income	(107,965)	(43,119)
Net realized gains on investments	(122,319)	(9,256)
Net decrease in net assets from distributions	(230,284)	(52,375)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold	29,628,281	4,685,131
Dividends reinvested	230,284	52,374
Shares redeemed	(3,090,468)	(808,445)
Net increase in net assets derived from beneficial interest transactions	26,768,097	3,929,060
Net increase in net assets	26,924,720	4,059,303
NET ASSETS:
Beginning of period	5,423,023	1,363,720
End of period*	$32,347,743	$5,423,023

* Includes accumulated net investment income of:	$13,927	$16,518

See Notes to Financial Statements.

Annual Report | April 30, 2015	15

Pathway Advisors Aggressive Growth Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
OPERATIONS
Net investment income	$103,324	$80,975
Net realized gain on investments	1,154,117	40,254
Net realized capital gain distributions from other investment companies	74,206	73,997
Net change in unrealized appreciation/(depreciation) on investments	(115,782)	944,050

Net increase in net assets resulting from operations	1,215,865	1,139,276

DISTRIBUTIONS (NOTE 3)
Net investment income	(150,330)	(92,205)
Net realized gains on investments	(1,134,772)	(35,419)

Net decrease in net assets from distributions	(1,285,102)	(127,624)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold	31,104,559	15,021,195
Dividends reinvested	1,285,089	127,625
Shares redeemed	(9,573,718)	(1,115,620)

Net increase in net assets derived from beneficial interest transactions	22,815,930	14,033,200

Net increase in net assets	22,746,693	15,044,852
NET ASSETS:
Beginning of period	16,623,807	1,578,955

End of period*	$39,370,500	$16,623,807

* Includes accumulated net investment loss of:	$(36,521)	-

See Notes to Financial Statements.

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Pathway Advisors Conservative Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014		For the Period Ended April 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.61	$10.51		$10.00
INCOME FROM OPERATIONS
Net investment income(b)	0.12	0.16		0.14
Net realized and unrealized gain on investments	0.23	0.10		0.52

Total from Investment Operations	0.35	0.26		0.66

LESS DISTRIBUTIONS
Net investment income	(0.14)	(0.13)		(0.13)
Net realized gain on investments	(0.16)	(0.03)		(0.02)

Total Distributions	(0.30)	(0.16)		(0.15)

NET INCREASE IN NET ASSET VALUE	0.05	0.10		0.51

NET ASSET VALUE, END OF PERIOD	$10.66	$10.61		$10.51

TOTAL RETURN(c)	3.28%	2.53%		6.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$32,348	$5,423		$1,364
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses:
Excluding reimbursement/waiver(d)	2.65%	4.84%		49.62%	(e)(f)
Including reimbursement/waiver(d)	1.88%	1.91%	(g)	1.98%	(e)(f)
Net investment income including reimbursement/waiver(d)	1.10%	1.57%		1.83%	(e)
PORTFOLIO TURNOVER RATE	50%	38%		18%	(h)

(a)	The Fund commenced operations on July 31, 2012.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Contractual expense limitation changed from 1.98% to 1.88% effective October 1, 2013.
(h)	Not Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2015	17

Pathway Advisors Aggressive Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014		For the Period Ended April 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$12.65	$11.40		$10.00
INCOME FROM OPERATIONS
Net investment income(b)	0.07	0.10		0.03
Net realized and unrealized gain on investments	0.58	1.27		1.47

Total from Investment Operations	0.65	1.37		1.50

LESS DISTRIBUTIONS
Net investment income	(0.13)	(0.09)		(0.08)
Net realized gain on investments	(1.01)	(0.03)		(0.02)

Total Distributions	(1.14)	(0.12)		(0.10)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.49)	1.25		1.40

NET ASSET VALUE, END OF PERIOD	$12.16	$12.65		$11.40

TOTAL RETURN(c)	5.41%	12.05%		15.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$39,371	$16,624		$1,579
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses:
Excluding reimbursement/waiver(d)	2.29%	3.16%		44.74%	(e)(f)
Including reimbursement/waiver(d)	1.88%	1.90%	(g)	1.98%	(e)(f)
Net investment income including reimbursement/waiver(d)	0.58%	0.85%		0.39%	(e)
PORTFOLIO TURNOVER RATE	65%	18%		31%	(h)

(a)	The Fund commenced operations on July 31, 2012.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Contractual expense limitation changed from 1.98% to 1.88% effective October 1, 2013.
(h)	Not Annualized.

See Notes to Financial Statements.

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Pathway Advisors Funds	Notes to Financial Statements
April 30, 2015

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2015, the Trust has 30 registered funds. This annual report describes Pathway Advisors Conservative Fund and Pathway Advisors Aggressive Growth Fund (individually a “Fund” and collectively, the “Funds”). The Pathway Advisors Conservative Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Pathway Advisors Aggressive Growth Fund seeks total return through a primary emphasis on growth with a secondary emphasis on income.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Annual Report | April 30, 2015	19

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2015

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2015:

Pathway Advisors Conservative Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Exchange Traded Funds	$12,116,753	$–	$–	$12,116,753
Open-End Mutual Funds	20,080,344	–	–	20,080,344
Short Term Investments	42,360	–	–	42,360

Total	$32,239,457	$–	$–	$32,239,457

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Pathway Advisors Funds	Notes to Financial Statements
April 30, 2015

Pathway Advisors Aggressive Growth Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Exchange Traded Funds	$24,005,065	$–	$–	$24,005,065
Open-End Mutual Funds	15,128,387	–	–	15,128,387
Short Term Investments	307,944	–	–	307,944

Total	$39,441,396	$–	$–	$39,441,396

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2015, the Funds did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2015, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year, so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has

Annual Report | April 30, 2015	21

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2015

owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to non-deductible expenses and book-tax distribution differences. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Pathway Advisors Conservative Fund	$(275)	$275	$–
Pathway Advisors Aggressive Growth Fund	–	10,485	(10,485)

Tax Basis of Investments: As of April 30, 2015, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Pathway Advisors Conservative Fund	$317,315	$(144,667)	$172,648	$32,066,809
Pathway Advisors Aggressive Growth Fund	1,085,463	(215,222)	870,241	38,571,155

Components of Distributable Earnings: As of April 30, 2015, components of distributable earnings were as follows:

	Pathway Advisors Conservative Fund	Pathway Advisors Aggressive Growth Fund
Undistributed ordinary income	$23,769	$–
Accumulated capital gain	124,796	194,180
Net unrealized appreciation on investments	172,648	870,241
Other cumulative effect of timing differences	–	(36,521)
Total distributable earnings	$321,213	$1,027,900

Capital Losses: As of April 30, 2015, the Funds have no accumulated capital loss carryforwards.

The Pathway Advisors Aggressive Growth Fund elects to defer to the period ending April 30, 2016, late year ordinary losses in the amount of $36,521.

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Pathway Advisors Funds	Notes to Financial Statements
April 30, 2015

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the year ended April 30, 2015, were as follows:

	Ordinary Income	Long-Term Capital Gain
Pathway Advisors Conservative Fund	$156,882	$73,402
Pathway Advisors Aggressive Growth Fund	576,858	708,244

The tax character of distributions paid by the Funds for the period ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gain
Pathway Advisors Conservative Fund	$44,742	$7,633
Pathway Advisors Aggressive Growth Fund	125,902	1,722

4. SECURITIES TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) during the year ended April 30, 2015, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Pathway Advisors Conservative Fund	$32,087,804	$5,434,710
Pathway Advisors Aggressive Growth Fund	33,901,579	12,283,799

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Annual Report | April 30, 2015	23

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2015

Transactions in shares of capital stock:

Pathway Advisors Conservative Fund

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Common Shares Outstanding - Beginning of Period	510,894	129,714
Common Shares Sold	2,789,052	453,941
Common Shares Issued as Reinvestment of Dividends	21,828	5,060
Common Shares Redeemed	(288,674)	(77,821)
Common Shares Outstanding - End of Period	3,033,100	510,894

Pathway Advisors Aggressive Growth Fund

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Common Shares Outstanding - Beginning of Period	1,314,394	138,460
Common Shares Sold	2,567,170	1,256,587
Common Shares Issued as Reinvestment of Dividends	108,082	10,317
Common Shares Redeemed	(753,135)	(90,970)
Common Shares Outstanding - End of Period	3,236,511	1,314,394

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

Hanson McClain, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.00% of the average daily net assets for each Fund.

The Adviser has agreed contractually to limit the amount of each Fund’s total annual expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.88% of each Fund’s average daily net assets. This agreement is in effect through August 31, 2015. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Funds’ expenses in later periods fall below the annual rates set forth in the relevant agreement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Funds’ Board.

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Pathway Advisors Funds	Notes to Financial Statements
April 30, 2015

For the year ended April 30, 2015, the fee waivers and/or reimbursements were as follows:

	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser	Total
Pathway Advisors Conservative Fund	$73,567	$–	$73,567
Pathway Advisors Aggressive Growth Fund	72,255	–	72,255

As of April 30, 2015, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2016	Expires 2017	Expires 2018	Total
Pathway Advisors Conservative Fund	$153,925	$97,471	$73,567	$324,963
Pathway Advisors Aggressive Growth Fund	167,248	120,826	72,255	360,329

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2015 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by each Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Annual Report | April 30, 2015	25

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2015

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of each Funds’ average daily net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its shares. Under the Shareholder Services Plan, each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of shares of the Funds attributable to or held in the name of a Participating Organization for its clients as compensation for providing services pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Funds’ fiscal year for such service activities shall be reimbursed to the Funds as soon as practicable after the end of the fiscal year. Shareholder Services Plan fees are included within “Distribution and service fees” on the Statement of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable laws. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

26	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pathway Advisors Conservative Fund and Pathway Advisors Aggressive Growth Fund, two of the portfolios constituting Financial Investors Trust (the “Funds”), as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from July 31, 2012 (commencement of operations) to April 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pathway Advisors Conservative Fund and Pathway Advisors Aggressive Growth Fund as of April 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from July 31, 2012 (commencement of operations) to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2015

Annual Report | April 30, 2015	27

Pathway Advisors Funds	Additional Information
April 30, 2015 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 888-288-1121 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2014:

	Dividends Received Deduction	Qualified Dividend Income
Pathway Advisors Conservative Fund	–	21.02%
Pathway Advisors Aggressive Growth Fund	7.79%	39.66%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2014 via Form 1099. The Funds will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Pathway Advisors Conservative Fund and Pathway Advisors Aggressive Fund designated $73,402, and $708,244 respectively as long-term capital gain dividends.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

28	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Trustees & Officers
April 30, 2015 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 888-288-1121.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Hanson McClain, Inc. provides investment advisory services (currently none).

Annual Report | April 30, 2015	29

Pathway Advisors Funds	Trustees & Officers
April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	30	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds) and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Hanson McClain, Inc. provides investment advisory services (currently none).

30	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Trustees & Officers
April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				30	None.

Annual Report | April 30, 2015	31

Pathway Advisors Funds	Trustees & Officers
April 30, 2015 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	35	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Hanson McClain, Inc. provides investment advisory services (currently none).

32	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Trustees & Officers
April 30, 2015 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Chief Financial Officer of The Arbitrage Funds.
David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust, ALPS ETF Trust and Westcore Trust.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

Annual Report | April 30, 2015	33

REDMONT
ANNUAL REPORT 2015

April 30, 2015

Redmont Resolute Fund I

Redmont Resolute Fund II

REDMONT
FUNDS

Redmont Funds	Shareholder Letter
April 30, 2015 (Unaudited)

Performance Discussion:

REDMONT RESOLUTE FUND I

Table 1 notes the performance for Fund I as of quarter end under standard reporting (since inception) as well as of April 30th.

Table 1 i. ii. iii. iv. v.

  Performance (amounts greater than one year are annualized)

Redmont Resolute Fund I	Standardized Performance Data as of March 31, 2015			Non-Standardized Performance Data as of April 30, 2015
	Year-to-Date	1-Year	Since Inception (12/30/11)	Year-to-Date	1-Year	Since Inception (12/30/11)
Resolute Fund I - I Class	1.69%	3.16%	3.53%	1.50%	3.16%	3.38%
Resolute Fund I - A Class	3.99%	5.14%	3.85%	3.71%	5.05%	3.67%
Load Adjusted	-1.71%	-0.65%	2.07%	-1.98%	-0.75%	1.93%
HFRX Global Hedge Fund Index	2.06%	0.36%	3.57%	2.28%	1.31%	3.55%
S&P 500® Total Return Index	0.95%	12.73%	19.04%	1.92%	12.98%	18.87%
Morningstar Multi-Alternative Universe	0.05%	3.22%	3.05%	0.08%	3.49%	3.21%
	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Resolute Fund I - I Class	5.62%	-3.22%	2.40%		2.32%
Resolute Fund I - A Class	6.15%	-3.35%	2.80%		2.72%

This performance analysis section shows the fund’s historical performance. Past performance is not indicative of future results. Investment return and value of shares will fluctuate. Upon redemption, shares may be worth more or less than their original cost. The current performance may be higher or lower than the quoted performance. Call 1-855-268-2242 or visit www.redmontfunds.com for the most recent month end performance results. The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Maximum Offering Price (MOP) for Class A includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Note: “Non-Standardized” performance includes month-end periods other than quarter-end. Examples include April, May, July, August, etc.

Fund I outperformed the HFRX Global Hedge Fund Index by approximately 185 basis pointsvi. (depending on the share class) over the twelve months ending April 30, 2015. This was due primarily to strong performance later in the fiscal year. Since inception, the Fund has outperformed the HFRX Global Hedge Fund Index during strong equity markets and underperformed the Index during market declines. The main factor driving that performance profile is the Fund’s higher level of net equity exposure relative to the HFRX Global Hedge Fund Index. As we have discussed in previous letters, the Fund seeks to perform in line with the equity markets over time with less volatility. In order to accomplish this objective, the Fund must maintain a minimum level of net equity exposure or it will not be able to keep up enough in strong markets. Though hedge fund exposure can vary greatly over time, we anticipate outperforming the Index in up markets and underperforming in down markets and to outperform the Index over a full market cycle.

Relative to the S&P 500 Index, the Fund has performed as we expected - participating but trailing in strong up markets while generally protecting capital (not experiencing as negative a return as the index) and outperforming in negative markets.

When compared to the peer group (Morningstar MultiAlternative Universe), the Fund lagged the Universe by approximately -30 basis points during the past twelve months but outperformed over 10 basis points annualized since inception. As with the HFRX Global Index, the Universe is very diverse and contains a number of market-neutral and other low net equity strategies that cause the average net equity exposure for the Universe to be considerably less than our Fund. So we anticipate outperforming the Universe in up markets and underperforming in down markets - recent performance has been consistent with our expectations.

Annual Report | April 30, 2015	1

Redmont Funds	Shareholder Letter
April 30, 2015 (Unaudited)

REDMONT RESOLUTE FUND II

Table 2 notes the performance for Fund II as of quarter end under standard reporting (since inception) as well as of April 30th.

Table 2 i. ii. iii. iv. v.

  Performance (amounts greater than one year are annualized)

Redmont Resolute Fund II	Standardized Performance Data as of March 31, 2015			Non-Standardized Performance Data as of April 30, 2015
	Year-to-Date	1-Year	Since Inception (12/30/11)	Year-to-Date	1-Year	Since Inception (12/30/11)
Resolute Fund II - I Class	1.62%	4.16%	5.56%	1.62%	4.16%	5.42%
HFRX Global Hedge Fund Index	2.06%	0.36%	3.57%	2.28%	1.31%	3.55%
S&P 500® Total Return Index	0.95%	12.73%	19.04%	1.92%	12.98%	18.87%
Morningstar Multi-Alternative Universe	0.05%	3.22%	3.05%	0.08%	3.49%	3.21%
	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Resolute Fund II - I Class	2.64%	-1.35%	1.29%		1.21%

This performance analysis section shows the fund’s historical performance. Past performance is not indicative of future results. Investment return and value of shares will fluctuate. Upon redemption, shares may be worth more or less than their original cost. The current performance may be higher or lower than the quoted performance. Call 1-855-268-2242 or visit www.redmontfunds.com for the most recent month end performance results. The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Note: “Non-Standardized” performance includes month-end periods other than quarter-end. Examples include April, May, July, August, etc.

Fund II outperformed the HFRX Global Hedge Fund Index by 285 basis points over the twelve months ending April 30, 2015. Since inception, the Fund has outperformed the HFRX Global Hedge Fund Index by over 180 basis points annualized by performing well during strong equity markets underperforming the Index during market declines. The main factor driving that performance profile is the Fund’s higher level of net equity exposure relative to the HFRX Global Hedge Fund Index. As we have discussed in previous letters, the Fund seeks to perform in line with the equity markets over time with less volatility. In order to accomplish this objective, the Fund must maintain a minimum level of net equity exposure or it will not be able to keep up enough in strong markets. Though hedge fund exposure can vary greatly over time, we anticipate outperforming the Index in up markets and underperforming in down markets and to outperform the Index over a full market cycle.

Relative to the S&P 500 Index, the Fund has performed as we expected - participating but trailing in strong up markets while protecting capital and outperforming in negative markets.

When compared to the peer group (Morningstar MultiAlternative Universe), the Fund has outperformed the Universe over all time periods – by over 60 basis points during the past twelve months and 200 basis points annualized since inception. As with the HFRX Global Index, the Universe is very diverse and contains a number of market-neutral and other low net equity strategies that cause the average net equity exposure for the Universe to be considerably less than our Fund. So we anticipate outperforming the Universe in up markets and underperforming in down markets - recent performance has been consistent with our expectations.

Underlying Allocation Weights & Performance:

Each Fund consists of three main asset classes:

●	Tactical Asset Allocation viii. - with three underlying portfolios (two mutual funds and a separate account);
●	Long/Short Equity ix. - with four underlying portfolios (one mutual fund and three separate accounts); and
●	Opportunistic/Other x. - with three underlying portfolios (two mutual funds and one separate account).

2	www.redmontfunds.com

Redmont Funds	Shareholder Letter
April 30, 2015 (Unaudited)

The current allocation remained roughly unchanged during the fiscal year ending April 30, 2015. Figure 1 lists the long-term target asset allocation for the Funds as well as the allocation for Fund I and Fund II as of April 30th.

Figure 1

Holdings and allocations subject to change.

All three allocations performed well over the trailing twelve months ending April 30, 2015. The underlying funds’ performance varied as expected with the funds with a higher net exposure outperforming the funds with a lower net exposure. Long/Short and Tactical were the leading contributors while Opportunistic did not perform quite as strongly (which is to be expected given their more defensive nature).

Several manager changes we made during the fiscal year:

●

Tactical – one manager was redeemed in the fourth quarter of 2014. The manager was replaced in order to fund two new managers with more flexible investment styles to improve alternative-like exposure for this asset class. The new fund and separate account were added the same quarter.

●

Long/Short – one manager was removed in the fourth quarter of 2014 due to concerns over the risk/return profile of the fund and ability to maintain performance with substantial growth in fund assets. The manager was replaced with a separate account manager in the same quarter.

●	Opportunistic – one manager was removed due to the permanent closure of the fund. The proceeds were reinvested in the two funds and separate account that comprise the asset class holdings.

Closing:

We appreciate your investment in the Redmont Resolute Fund. Please feel free to contact us with any questions.

Sincerely,

R. Scott Graham, CFA & Michael T. Lytle, CFA
Portfolio Managers

Annual Report | April 30, 2015	3

Redmont Funds	Shareholder Letter
April 30, 2015 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

The Fund’s investment objectives, risks, charges and expenses must be considered before investing. The prospectus contains this and other important information about the investment company, and may be obtained by calling 1-855-268-2242 or by visiting www.redmontfunds.com. Read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

RISKS:

The Funds are structured with an Underlying Investment Strategy. This strategy adopts the risks of investments in Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity risk may cause the value of the securities held by the Funds to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Funds’ investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Funds to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity-linked investments may not move in the same direction and to the same extent as the underlying commodities.

i.	Source: Factset
ii.

The HFRX Global Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. Investors cannot invest directly in an index.

iii.

The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses, or taxes. Investors cannot invest directly in this index.

[i]v.

The Morningstar Multi-Alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have the majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

[v].

Highland Associates, Inc. (the “Adviser”) has agreed, with respect to each share class of the Redmont Resolute Fund I, contractually to waive a portion of its Management Fee and/or reimburse Fund expenses in two ways. First, the Adviser will waive the portion of its 1.50% Management Fee and/or reimburse the Fund (or share class, as applicable) by an amount equal to any amount over the total of (i) 0.50% plus (ii) any sub-advisory fees paid by the Adviser (“Sub-Advisory Fees”). Second, and after the fee waiver and/or expense reimbursement described above has been applied, to the extent the Fund’s total annual expenses (exclusive of Distribution and Service (12b-1) Fees, Swap Fees and Expenses, Shareholder Services Fees, Acquired Fund Fees and Expenses, Sub-Advisory Fees, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.40% of the Fund’s average daily net assets, the Adviser has contractually agreed to also either reduce the fee payable by the amount of such excess, and/or to reimburse the Fund (or share class, as applicable) by the amount of such excess. This agreement is in effect through August 31, 2017. The Adviser will be permitted to recover expenses it has borne through the agreement to limit total annual expenses for each share class to 1.40% of the Fund’s average daily net assets, on a class-by-class basis, to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this agreement to waive fees and/or reimburse expenses without the approval by the Fund’s Board of Trustees.

vi.	Basis Point = 0.01%, 100 basis points would equal 1.0%
[v]ii.

Highland Associates, Inc. has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Redmont Resolute Fund II. This agreement is in effect through August 31, 2017. The Adviser may not discontinue this agreement to waive fees without the approval by the Fund’s Board of Trustees.

4	www.redmontfunds.com

Redmont Funds	Shareholder Letter
April 30, 2015 (Unaudited)

[v]iii.	The tactical asset allocation strategy is designed to provide investors with fluid exposure to global markets including primarily cash, fixed income, and equities.
[i]x.	The long/short equity strategy is designed to provide investors with hedged equity exposure using both fundamental and quantitative analysis.
x.

The other strategies allocation is designed to provide investors with exposure that has a lower correlation with the other segments of the Fund. The classification consists of but is not limited to trading strategies, managed futures, arbitrage, distressed securities, etc.

ALPS Distributors, Inc. is the distributor for the Redmont Funds. R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Annual Report | April 30, 2015	5

Redmont Resolute Fund I	Performance Update
April 30, 2015 (Unaudited)

Performance (for the period ended April 30, 2015)
Redmont Resolute Fund I
Cumulative Total Return
(for the period ended April 30, 2015)	Year-to-Date	1 Year	3 Year	Since Inception*
Class A (NAV)(a)	3.71%	5.05%	3.50%	3.67%
Class I (NAV)	1.50%	3.16%	3.15%	3.38%
HFRX Global Hedge Fund Index(b)	2.28%	1.31%	2.85%	3.55%
S&P 500® Total Return Index(c)	1.92%	12.98%	16.73%	18.87%
Dow Jones U.S. Select Dividend Index(d)	-0.43%	8.42%	15.56%	16.06%

*	Fund inception date of 12/30/11.
(a)	Net Asset Value (NAV) is the share price without sales charges.
(b)

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(d)

The Dow Jones U.S. Select Dividend Index represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings*
(for the period ended April 30, 2015)

As a percentage of Net Assets
PIMCO Short-Term Fund, Institutional Class	18.93%
FPA Crescent Fund	9.88%
Morgan Stanley Institutional Fund, Inc. - Multi-Asset Portfolio, Class I	9.30%
AQR Risk Parity Fund, Class I	6.70%
AQR Multi Strategy Alternative Fund, Class I	6.59%
Diamond Hill Long-Short Fund, Class Y	4.43%
SPDR® S&P 500® ETF Trust	1.73%
iShares® MSCI EMU ETF	1.71%
iShares® MSCI Japan ETF	1.48%
PowerShares® Senior Loan Portfolio	1.02%
Top Ten Holdings	61.77%
* Holdings are subject to change.
Table presents indicative values only.

Performance of $10,000 Initial Investment (for the period ended April 30, 2015)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	www.redmontfunds.com

Redmont Resolute Fund II	Performance Update
April 30, 2015 (Unaudited)

Performance (for the period ended April 30, 2015)

Redmont Resolute Fund II

Cumulative Total Return (for the period ended April 30, 2015)	Year-to-Date	1 Year	3 Year	Since Inception*

Class I (NAV)	1.62%	4.16%	4.87%	5.42%

HFRX Global Hedge Fund Index(a)	2.28%	1.31%	2.85%	3.55%

S&P 500® Total Return Index(b)	1.92%	12.98%	16.73%	18.87%

Dow Jones U.S. Select Dividend Index(c)	-0.43%	8.42%	15.56%	16.06%

*	Fund inception date of 12/30/11.
(a)

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(b)

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)

The Dow Jones U.S. Select Dividend Index represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings* (for the period ended April 30, 2015)
As a percentage of Net Assets
PIMCO Short-Term Fund, Institutional Class	14.56%
FPA Crescent Fund	9.82%
AQR Risk Parity Fund, Class I	9.52%
Morgan Stanley Institutional Fund, Inc. - Multi-Asset Portfolio, Class I	9.33%
AQR Multi Strategy Alternative Fund, Class I	9.01%
Diamond Hill Long-Short Fund, Class Y	8.72%
Nuveen Symphony Floating Rate Income Fund, Class I	1.03%
Apple, Inc.	0.19%
Nissan Auto Receivables Owner Trust 2015-A A1	0.13%
Diamondback Energy, Inc.	0.10%
Top Ten Holdings	62.41%
* Holdings are subject to change. Table presents indicative values only.

Performance of $10,000 Initial Investment (for the period ended April 30, 2015)

Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of  Fund shares.

Annual Report | April 30, 2015	7

Redmont Funds	Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees, wire fees and low balance fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of November 1, 2014 through April 30, 2015.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, wire fees and low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE 11/01/14	ENDING ACCOUNT VALUE 04/30/15	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD 11/01/14-04/30/15(b)
Redmont Resolute Fund I
Class A
Actual	$1,000.00	$1,044.60	2.09%	$10.60
Hypothetical (5% return before expenses)	$1,000.00	$1,014.43	2.09%	$10.44

Class I
Actual	$1,000.00	$1,023.00	1.70%	$8.53
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	1.70%	$8.50

Redmont Resolute Fund II
Class I
Actual	$1,000.00	$1,028.70	0.35%	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

8	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

COMMON STOCKS (11.22%)
ADVERTISING (0.09%)
Alliance Data Systems Corp.(a)	3	$892
Omnicom Group, Inc.(b)	27	2,045

		2,937

AEROSPACE & DEFENSE (0.43%)
Cubic Corp.	20	992
Exelis, Inc.	22	539
General Dynamics Corp.	15	2,060
Lockheed Martin Corp.(b)	16	2,986
Northrop Grumman Corp.(b)	15	2,311
Raytheon Co.(b)	14	1,456
The Boeing Co.	7	1,003
Triumph Group, Inc.(b)	17	1,007
United Technologies Corp.(b)	11	1,251

		13,605

AGRICULTURE (0.08%)
Bunge, Ltd.	17	1,468
Lorillard, Inc.(b)	14	978

		2,446

AIRLINES (0.05%)
Delta Air Lines, Inc.	37	1,652

AUTO PARTS & EQUIPMENT (0.18%)
Allison Transmission Holdings, Inc.	23	706
Lear Corp.	20	2,220
Tenneco, Inc.(a)	46	2,689

		5,615

BANKS (1.09%)
Bank of America Corp.(b)	85	1,354
BB&T Corp.(b)	82	3,140
Capital One Financial Corp.(b)	49	3,962
Citigroup, Inc.(b)	74	3,946
Fifth Third Bancorp(b)	179	3,580
Huntington Bancshares, Inc.(b)	122	1,325
JPMorgan Chase & Co.(b)	64	4,049
Regions Financial Corp.(b)	131	1,288
State Street Corp.(b)	25	1,928
SunTrust Banks, Inc.(b)	29	1,203
The Goldman Sachs Group, Inc.(b)	15	2,946
The PNC Financial Services Group, Inc.(b)	21	1,926
Wells Fargo & Co.(b)	72	3,967

		34,614

BEVERAGES (0.04%)
Constellation Brands, Inc., Class A(a)	12	1,391

See Notes to Financial Statements.
Annual Report | April 30, 2015	9

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

BIOTECHNOLOGY (0.18%)
Amgen, Inc.	16	$2,527
Celgene Corp.(a)	7	756
Gilead Sciences, Inc.(a)	24	2,412

		5,695

BUILDING MATERIALS (0.09%)
Masco Corp.	105	2,781

CHEMICALS (0.20%)
Huntsman Corp.(b)	88	2,028
The Mosaic Co.	46	2,024
The Valspar Corp.	28	2,271

		6,323

COAL (0.01%)
Cloud Peak Energy, Inc.(a)	41	266

COMMERCIAL SERVICES (0.62%)
Apollo Education Group, Inc.(a)	45	755
Civeo Corp.	130	607
Equifax, Inc.	25	2,423
EVERTEC, Inc.	85	1,762
Global Payments, Inc.	14	1,404
H&R Block, Inc.	67	2,026
ManpowerGroup, Inc.(b)	29	2,475
Moody’s Corp.(b)	19	2,043
Robert Half International, Inc.(b)	35	1,941
Total System Services, Inc.	43	1,701
Towers Watson & Co., Class A(b)	20	2,538

		19,675

COMPUTERS (0.63%)
Amdocs, Ltd.(b)	36	1,983
Apple, Inc.(b)	26	3,254
Brocade Communications Systems, Inc.	270	3,051
EMC Corp.(b)	95	2,556
Hewlett-Packard Co.	68	2,242
NetApp, Inc.(b)	47	1,704
Seagate Technology PLC(b)	37	2,173
Western Digital Corp.(b)	29	2,834

		19,797

DISTRIBUTION & WHOLESALE (0.11%)
Arrow Electronics, Inc.(a)(b)	41	2,448
WESCO International, Inc.(a)	16	1,154

		3,602

DIVERSIFIED FINANCIAL SERVICES (0.45%)
Ally Financial, Inc.(a)	73	1,598
Discover Financial Services(b)	58	3,362

See Notes to Financial Statements.
10	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

DIVERSIFIED FINANCIAL SERVICES (0.45%) (continued)
Navient Corp.	113	$2,208
Outerwall, Inc.	22	1,462
Raymond James Financial, Inc.(b)	23	1,300
SLM Corp.(a)	152	1,549
TD Ameritrade Holding Corp.(b)	37	1,341
The Charles Schwab Corp.(b)	41	1,251

		14,071

ELECTRIC (0.04%)
AES Corp.	105	1,391

ELECTRICAL COMPONENTS & EQUIPMENT (0.05%)
Emerson Electric Co.	25	1,471

ELECTRONICS (0.33%)
Avnet, Inc.(b)	47	2,004
Flextronics International, Ltd.(a)(b)	264	3,042
Honeywell International, Inc.(b)	13	1,312
Jabil Circuit, Inc.	109	2,455
TE Connectivity, Ltd.	25	1,664

		10,477

ENTERTAINMENT (0.03%)
Six Flags Entertainment Corp.	18	846

FOOD (0.08%)
Tyson Foods, Inc., Class A	65	2,568

FOREST PRODUCTS & PAPER (0.08%)
MeadWestvaco Corp.	52	2,538

HEALTHCARE - PRODUCTS (0.14%)
Medtronic PLC	35	2,606
Zimmer Holdings, Inc.	17	1,867

		4,473

HEALTHCARE - SERVICES (0.36%)
Anthem, Inc.	20	3,019
Cigna Corp.	21	2,618
ICON PLC(a)	24	1,544
Laboratory Corp. of America Holdings(a)	15	1,793
Universal Health Services, Inc., Class B(b)	21	2,456

		11,430

HOUSEWARES (0.16%)
Avery Dennison Corp.(b)	48	2,669

See Notes to Financial Statements.
Annual Report | April 30, 2015	11

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

HOUSEWARES (0.16%) (continued)
Newell Rubbermaid, Inc.(b)	64	$2,440

		5,109

INSURANCE (0.96%)
ACE, Ltd.(b)	24	2,568
Alleghany Corp.(a)	5	2,368
American International Group, Inc.	40	2,252
Aon PLC	29	2,791
Berkshire Hathaway, Inc., Class B(a)(b)	19	2,683
MetLife, Inc.(b)	22	1,128
Prudential Financial, Inc.	16	1,306
Reinsurance Group of America, Inc.(b)	13	1,191
The Allstate Corp.(b)	43	2,995
The Travelers Companies, Inc.(b)	18	1,820
Torchmark Corp.(b)	23	1,290
Validus Holdings, Ltd.(b)	60	2,510
WR Berkley Corp.	50	2,449
XL Group PLC	82	3,040

		30,391

INTERNET (0.24%)
Baidu, Inc., Sponsored ADR(a)	4	801
CDW Corp.	51	1,954
Expedia, Inc.	11	1,037
Google, Inc., Class A(a)	3	1,646
Google, Inc., Class C(a)	1	539
Phoenix New Media, Ltd., ADR(a)	81	584
Yahoo!, Inc.(a)	24	1,022

		7,583

MACHINERY - DIVERSIFIED (0.01%)
Zebra Technologies Corp., Class A(a)	4	368

MEDIA (0.53%)
CBS Corp., Class B(b)	22	1,367
Comcast Corp., Class A(b)	49	2,830
Liberty Broadband Corp., Class C(a)(b)	10	543
Liberty Global PLC, Class C(a)	79	3,985
Liberty Media Corp., Class A(a)(b)	16	614
Liberty Media Corp., Class C(a)(b)	25	949
Starz, Class A(a)	15	590
Time Warner Cable, Inc.	3	467
Time, Inc.(b)	21	479
Tribune Media Co., Class A	26	1,458
Twenty-First Century Fox, Inc., Class A	43	1,465
Viacom, Inc., Class B(b)	27	1,875

		16,622

See Notes to Financial Statements.
12	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

METAL FABRICATE & HARDWARE (0.03%)
The Timken Co.	25	$982

MINING (0.04%)
Barrick Gold Corp.	90	1,172

MISCELLANEOUS MANUFACTURING (0.35%)
Carlisle Companies, Inc.(b)	9	869
Crane Co.(b)	19	1,161
Danaher Corp.(b)	33	2,702
Ingersoll-Rand PLC	50	3,292
Parker-Hannifin Corp.	9	1,074
Textron, Inc.	44	1,935

		11,033

OIL & GAS (1.10%)
Anadarko Petroleum Corp.	16	1,506
Canadian Natural Resources, Ltd.(b)	67	2,228
Diamondback Energy, Inc.(a)(b)	52	4,294
Energen Corp.	36	2,562
EOG Resources, Inc.(b)	23	2,276
EQT Corp.	15	1,349
Exxon Mobil Corp.(b)	34	2,970
Kosmos Energy, Ltd.(a)	95	929
Marathon Petroleum Corp.	23	2,267
Occidental Petroleum Corp.	34	2,723
Parsley Energy, Inc., Class A(a)(b)	229	3,971
Phillips 66(b)	41	3,252
Precision Drilling Corp.	94	683
QEP Resources, Inc.	91	2,047
Rice Energy, Inc.(a)(b)	74	1,823

		34,880

PACKAGING & CONTAINERS (0.28%)
Berry Plastics Group, Inc.(a)	52	1,780
Crown Holdings, Inc.(a)(b)	40	2,170
Graphic Packaging Holding Co.(b)	273	3,849
Packaging Corp. of America	17	1,176

		8,975

PHARMACEUTICALS (0.77%)
AbbVie, Inc.	38	2,457
Cardinal Health, Inc.(b)	29	2,446
Express Scripts Holding Co.(a)(b)	37	3,197
Johnson & Johnson	15	1,488
McKesson Corp.(b)	11	2,457
Merck & Co., Inc.	36	2,144
Novartis AG, Sponsored ADR	10	1,018
Omnicare, Inc.(b)	31	2,727
Pfizer, Inc.	60	2,036
Shire PLC, ADR	5	1,218

See Notes to Financial Statements.
Annual Report | April 30, 2015	13

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

PHARMACEUTICALS (0.77%) (continued)
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	50	$3,021

		24,209

REAL ESTATE INVESTMENT TRUSTS (0.10%)
American Capital Agency Corp.	53	1,094
American Homes 4 Rent, Class A	41	692
American Residential Properties, Inc.(a)	33	619
Boston Properties, Inc.	5	662

		3,067

RETAIL (0.31%)
CVS Health Corp.(b)	28	2,780
Macy’s, Inc.(b)	37	2,391
The Gap, Inc.	51	2,022
The Home Depot, Inc.(b)	23	2,461

		9,654

SAVINGS & LOANS (0.05%)
Investors Bancorp, Inc.	130	1,539

SEMICONDUCTORS (0.28%)
Avago Technologies, Ltd.	13	1,519
NXP Semiconductors NV(a)	31	2,980
ON Semiconductor Corp.(a)(b)	204	2,350
Texas Instruments, Inc.(b)	39	2,114

		8,963

SHIPBUILDING (0.07%)
Huntington Ingalls Industries, Inc.(b)	18	2,369

SOFTWARE (0.33%)
Activision Blizzard, Inc.	56	1,278
Fidelity National Information Services, Inc.	29	1,812
Microsoft Corp.(b)	63	3,064
NetEase, Inc., ADR	11	1,410
Oracle Corp.(b)	64	2,792

		10,356

TELECOMMUNICATIONS (0.25%)
Cisco Systems, Inc.(b)	61	1,759
Harris Corp.	19	1,525
Motorola Solutions, Inc.(b)	23	1,374
Qorvo, Inc.(a)	28	1,845
Verizon Communications, Inc.	27	1,362

		7,865

TOTAL COMMON STOCKS (Cost $293,102)		354,801

See Notes to Financial Statements.
14	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (9.69%)
iShares® Emerging Markets Corporate Bond ETF	413	$20,960
iShares® Europe ETF	532	24,515
iShares® iBoxx $ Investment Grade Corporate Bond ETF	191	22,908
iShares® MSCI EMU ETF	1,369	53,993
iShares® MSCI India ETF	399	11,725
iShares® MSCI Japan ETF	3,634	46,733
iShares® MSCI Mexico Capped ETF	80	4,689
iShares® Russell 2000 ETF	154	18,659
PowerShares® Senior Loan Portfolio	1,336	32,304
SPDR® S&P 500® ETF Trust	262	54,632
Vanguard Total International Bond ETF	283	15,135

		306,253

TOTAL EXCHANGE TRADED FUNDS (Cost $288,377)		306,253

LIMITED PARTNERSHIPS (0.02%)
OIL & GAS (0.02%)
Viper Energy Partners LP	39	804

TOTAL LIMITED PARTNERSHIPS (Cost $844)		804

OPEN-END MUTUAL FUNDS (55.82%)
AQR Multi Strategy Alternative Fund, Class I	21,230	208,477
AQR Risk Parity Fund, Class I	19,695	211,722
Diamond Hill Long-Short Fund, Class Y(a)	5,696	139,958
FPA Crescent Fund	9,133	312,343
Morgan Stanley Institutional Fund, Inc. - Multi-Asset Portfolio, Class I	26,075	293,866
PIMCO Short-Term Fund, Institutional Class	61,047	598,265

		1,764,631

TOTAL OPEN-END MUTUAL FUNDS (Cost $1,685,855)		1,764,631

	Principal Amount/ Shares	Value (Note 2)

SHORT TERM INVESTMENTS (12.94%)
MONEY MARKET FUNDS (12.78%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 0.010%	403,944	403,944

U.S. TREASURY BILLS (0.16%)
0.208%, 03/31/2016(b)(c)	$5,000	4,990

TOTAL SHORT TERM INVESTMENTS (Cost $408,934)		408,934

See Notes to Financial Statements.
Annual Report | April 30, 2015	15

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

		Value (Note 2)

TOTAL INVESTMENTS (89.69%) (Cost $2,677,112)		$2,835,423

SEGREGATED CASH WITH BROKERS (16.36%)(d)		517,259

SECURITIES SOLD SHORT (-5.00%) (Proceeds $148,268)		$(158,177)

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.05%)		(33,298)

NET ASSETS (100.00%)		$3,161,207

SCHEDULE OF SECURITIES SOLD SHORT
	Shares	Value (Note 2)

COMMON STOCKS (-5.00%)
APPAREL (-0.05%)
Under Armour, Inc., Class A	(21)	$(1,629)

AUTO MANUFACTURERS (-0.02%)
Tesla Motors, Inc.	(3)	(678)

AUTO PARTS & EQUIPMENT (-0.06%)
Autoliv, Inc.	(11)	(1,306)
Dorman Products, Inc.	(15)	(702)

		(2,008)

BANKS (-0.39%)
BancorpSouth, Inc.	(39)	(944)
Bank of Hawaii Corp.	(12)	(725)
Community Bank System, Inc.	(27)	(944)
CVB Financial Corp.	(57)	(892)
First Financial Bankshares, Inc.	(25)	(724)
Glacier Bancorp, Inc.	(30)	(790)
HDFC Bank, Ltd., ADR	(11)	(625)
Home BancShares, Inc.	(27)	(888)
PacWest Bancorp	(17)	(767)
Trustmark Corp.	(41)	(976)
UMB Financial Corp.	(14)	(697)
United Bankshares, Inc.	(39)	(1,465)
Valley National Bancorp	(73)	(688)
Westamerica Bancorporation	(27)	(1,176)

		(12,301)

BEVERAGES (-0.03%)
Keurig Green Mountain, Inc.	(7)	(815)

BIOTECHNOLOGY (-0.01%)
Puma Biotechnology, Inc.	(2)	(361)

BUILDING MATERIALS (-0.07%)
Trex Co., Inc.	(17)	(798)
USG Corp.	(36)	(955)

See Notes to Financial Statements.
16	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

	Shares	Value (Note 2)

BUILDING MATERIALS (-0.07%) (continued)
Vulcan Materials Co.	(7)	$(599)

		(2,352)

CHEMICALS (-0.14%)
Air Products & Chemicals, Inc.	(6)	(860)
EI du Pont de Nemours & Co.	(21)	(1,537)
FMC Corp.	(18)	(1,068)
Intrepid Potash, Inc.	(73)	(915)

		(4,380)

COMMERCIAL SERVICES (-0.20%)
Aramark	(29)	(891)
Avis Budget Group, Inc.	(21)	(1,137)
Monro Muffler Brake, Inc.	(33)	(1,976)
Ritchie Bros. Auctioneers, Inc.	(48)	(1,214)
Rollins, Inc.	(43)	(1,067)

		(6,285)

COMPUTERS (-0.17%)
3D Systems Corp.	(26)	(652)
Infosys, Ltd., Sponsored ADR	(50)	(1,549)
VeriFone Systems, Inc.	(55)	(1,967)
Wipro, Ltd., ADR	(116)	(1,331)

		(5,499)

COSMETICS & PERSONAL CARE (-0.04%)
Colgate-Palmolive Co.	(18)	(1,211)

DISTRIBUTION & WHOLESALE (-0.10%)
Fastenal Co.	(37)	(1,577)
WW Grainger, Inc.	(7)	(1,739)

		(3,316)

DIVERSIFIED FINANCIAL SERVICES (-0.11%)
Eaton Vance Corp.	(30)	(1,232)
Financial Engines, Inc.	(25)	(1,054)
LPL Financial Holdings, Inc.	(29)	(1,174)

		(3,460)

ELECTRIC (-0.02%)
Ormat Technologies, Inc.	(17)	(622)

ELECTRONICS (-0.19%)
Agilent Technologies, Inc.	(19)	(786)
Itron, Inc.	(38)	(1,363)
LG Display Co., Ltd., ADR	(99)	(1,368)
National Instruments Corp.	(52)	(1,487)
Trimble Navigation, Ltd.	(45)	(1,144)

		(6,148)

ENTERTAINMENT (-0.04%)
DreamWorks Animation SKG, Inc., Class A	(48)	(1,251)

FOOD (-0.37%)
Campbell Soup Co.	(25)	(1,118)
Flowers Foods, Inc.	(53)	(1,184)
McCormick & Co., Inc.	(15)	(1,130)
Mondelez International, Inc., Class A	(33)	(1,266)
Snyder’s-Lance, Inc.	(17)	(502)

See Notes to Financial Statements.
Annual Report | April 30, 2015	17

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

	Shares	Value (Note 2)

FOOD (-0.37%) (continued)
Sprouts Farmers Market, Inc.	(44)	$(1,407)
The Fresh Market, Inc.	(34)	(1,195)
The Hain Celestial Group, Inc.	(19)	(1,145)
The JM Smucker Co.	(10)	(1,159)
United Natural Foods, Inc.	(22)	(1,484)

		(11,590)

FOREST PRODUCTS & PAPER (-0.02%)
Wausau Paper Corp.	(62)	(578)

HEALTHCARE - PRODUCTS (-0.12%)
Henry Schein, Inc.	(6)	(823)
ResMed, Inc.	(11)	(703)
Sirona Dental Systems, Inc.	(9)	(835)
West Pharmaceutical Services, Inc.	(30)	(1,598)

		(3,959)

HEALTHCARE - SERVICES (-0.03%)
Health Net, Inc.	(17)	(895)

HOME BUILDERS (-0.02%)
Lennar Corp., Class A	(13)	(595)

HOME FURNISHINGS (-0.02%)
Leggett & Platt, Inc.	(17)	(722)

HOUSEWARES (-0.12%)
The Clorox Co.	(12)	(1,273)
The Scotts Miracle-Gro Co., Class A	(12)	(774)
Tumi Holdings, Inc.	(69)	(1,614)

		(3,661)

INTERNET (-0.26%)
Cogent Communications Holdings, Inc.	(17)	(595)
Equinix, Inc.	(7)	(1,792)
Internap Corp.	(65)	(611)
Netflix, Inc.	(2)	(1,113)
Pandora Media, Inc.	(69)	(1,231)
Shutterstock, Inc.	(7)	(473)
Twitter, Inc.	(22)	(857)
Yelp, Inc.	(16)	(630)
Zillow, Inc., Class A	(10)	(976)

		(8,278)

LEISURE TIME (-0.03%)
Qunar Cayman Islands, Ltd., ADR	(22)	(1,030)

METAL FABRICATE & HARDWARE (-0.02%)
Sun Hydraulics Corp.	(15)	(584)

MINING (-0.02%)
Teck Resources, Ltd., Class B	(40)	(607)

MISCELLANEOUS MANUFACTURING (-0.09%)
AptarGroup, Inc.	(14)	(869)
Proto Labs, Inc.	(24)	(1,680)

See Notes to Financial Statements.
18	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

	Shares	Value (Note 2)

MISCELLANEOUS MANUFACTURING (-0.09%) (continued)
Raven Industries, Inc.	(19)	$(379)

		(2,928)

OIL & GAS (-0.33%)
Atwood Oceanics, Inc.	(29)	(968)
Cabot Oil & Gas Corp.	(40)	(1,353)
Chesapeake Energy Corp.	(5)	(79)
Concho Resources, Inc.	(11)	(1,393)
Continental Resources, Inc.	(20)	(1,053)
CVR Energy, Inc.	(16)	(641)
Denbury Resources, Inc.	(50)	(440)
Diamond Offshore Drilling, Inc.	(15)	(502)
Matador Resources Co.	(33)	(915)
Oasis Petroleum, Inc.	(60)	(1,076)
Seadrill, Ltd.	(78)	(1,021)
Ultra Petroleum Corp.	(52)	(886)

		(10,327)

OIL & GAS SERVICES (-0.07%)
Bristow Group, Inc.	(22)	(1,367)
NOW, Inc.	(39)	(932)

		(2,299)

PACKAGING & CONTAINERS (-0.02%)
Bemis Co., Inc.	(17)	(765)

PIPELINES (-0.04%)
Spectra Energy Corp.	(30)	(1,118)

REAL ESTATE INVESTMENT TRUSTS (-0.17%)
HCP, Inc.	(22)	(887)
Health Care REIT, Inc.	(11)	(792)
Omega Healthcare Investors, Inc.	(21)	(758)
Plum Creek Timber Co., Inc.	(18)	(760)
Realty Income Corp.	(22)	(1,033)
Rouse Properties, Inc.	(58)	(1,013)

		(5,243)

RETAIL (-0.52%)
Bob Evans Farms, Inc.	(30)	(1,290)
Buffalo Wild Wings, Inc.	(8)	(1,274)
Cabela’s, Inc.	(25)	(1,318)
CarMax, Inc.	(24)	(1,635)
Chipotle Mexican Grill, Inc.	(2)	(1,243)
Krispy Kreme Doughnuts, Inc.	(87)	(1,548)
L Brands, Inc.	(10)	(894)
Mattress Firm Holding Corp.	(17)	(1,004)
Restoration Hardware Holdings, Inc.	(16)	(1,379)
Texas Roadhouse, Inc.	(46)	(1,546)
The Cheesecake Factory, Inc.	(30)	(1,504)
The Wendy’s Co.	(165)	(1,670)

		(16,305)

SAVINGS & LOANS (-0.07%)
Astoria Financial Corp.	(64)	(843)
New York Community Bancorp, Inc.	(76)	(1,306)

		(2,149)

See Notes to Financial Statements.
Annual Report | April 30, 2015	19

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

	Shares	Value (Note 2)

SEMICONDUCTORS (-0.02%)
Cirrus Logic, Inc.	(17)	$(574)

SOFTWARE (-0.55%)
Acxiom Corp.	(39)	(681)
Aspen Technology, Inc.	(21)	(932)
athenahealth, Inc.	(12)	(1,472)
Blackbaud, Inc.	(50)	(2,527)
Cerner Corp.	(18)	(1,293)
NetSuite, Inc.	(13)	(1,242)
Rackspace Hosting, Inc.	(33)	(1,779)
Red Hat, Inc.	(17)	(1,279)
Salesforce.com, Inc.	(29)	(2,112)
Synchronoss Technologies, Inc.	(30)	(1,376)
The Ultimate Software Group, Inc.	(7)	(1,164)
Tyler Technologies, Inc.	(11)	(1,341)
VMware, Inc., Class A	(3)	(264)

		(17,462)

STORAGE & WAREHOUSING (-0.03%)
Mobile Mini, Inc.	(23)	(886)

TELECOMMUNICATIONS (-0.23%)
Arista Networks, Inc.	(13)	(832)
CenturyLink, Inc.	(27)	(971)
Finisar Corp.	(53)	(1,078)
Frontier Communications Corp.	(156)	(1,070)
Sprint Corp.	(245)	(1,257)
Telefonica SA, Sponsored ADR	(77)	(1,167)
ViaSat, Inc.	(17)	(1,022)

		(7,397)

TOYS, GAMES & HOBBIES (-0.03%)
Mattel, Inc.	(30)	(845)

TRANSPORTATION (-0.16%)
Canadian Pacific Railway, Ltd.	(4)	(762)
Heartland Express, Inc.	(31)	(648)
JB Hunt Transport Services, Inc.	(15)	(1,308)
Kansas City Southern	(6)	(615)
Knight Transportation, Inc.	(22)	(636)
Old Dominion Freight Line, Inc.	(6)	(427)
Ryder System, Inc.	(7)	(668)

		(5,064)

TOTAL COMMON STOCKS (Proceeds $148,268)		(158,177)

TOTAL SECURITIES SOLD SHORT (Proceeds $148,268)		$(158,177)

See Notes to Financial Statements.
20	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
April 30, 2015

(a)	Non-income producing security.
(b)

Security position either entirely or partially held in a segregated account as collateral for securities sold short, futures contracts, and total return swap contracts. Aggregate total market value of $130,814.

(c)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(d)	Includes cash which is being held as collateral for securities sold short, and total return swap contracts.

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation

Foreign Currency Contracts
Euro FX Currency Future	Short	1	06/16/2015	$(140,825)	$(9,010)

				$(140,825)	$(9,010)

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Depreciation

Morgan Stanley	Impala Segregated Portfolio(a)	$273,341	1-Month LIBOR BBA	03/20/2019	$(5,036)
Morgan Stanley	Melchior Segregated Portfolio(b)	326,112	1-Month LIBOR BBA	03/20/2019	(1,254)
Morgan Stanley	Trilogy Segregated Portfolio(c)	684,213	1-Month LIBOR BBA	09/02/2015	(2,389)

		$1,283,666			$(8,679)

*

The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund.

(a)

European equity long/short strategy that employs a flexible, low-net strategy (0% to 50%), and long exposure will vary between 60% and 100%. The portfolio is primarily comprised of large and mid-cap stocks listed on European exchanges.

(b)

Global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.

(c)

Absolute return, long volatility options strategy. The strategy employs three underlying strategies with most of the exposure to a collared equity strategy. The strategy purchases a basket of large cap stocks, sell out-of-the-money call options, and buy out-of-the-money put options. The strategy also employs an options income strategy that involves selling short duration, near-the-money call spreads and put spreads.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AQR - AQR Capital Management LLC.

BBA - British Bankers Association.

EMU - European Economic and Monetary Union.

ETF - Exchange Traded Fund.

FPA - First Pacific Advisors LLC.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PIMCO - Pacific Investment Management Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SPDR - Standard & Poor’s Depositary Receipt.

See Notes to Financial Statements.
Annual Report | April 30, 2015	21

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

COMMON STOCKS (14.10%)
ADVERTISING (0.07%)
Alliance Data Systems Corp.(a)	508	$151,034
Omnicom Group, Inc.(b)	4,457	337,662
The Interpublic Group of Companies, Inc.	1,306	27,217

		515,913

AEROSPACE & DEFENSE (0.40%)
Cubic Corp.	3,220	159,648
Exelis, Inc.	3,616	88,664
General Dynamics Corp.	3,227	443,132
Lockheed Martin Corp.(b)	3,147	587,230
Northrop Grumman Corp.(b)	3,005	462,890
Raytheon Co.(b)	2,643	274,872
Safran SA	1,272	93,194
The Boeing Co.(b)	1,738	249,125
Triumph Group, Inc.(b)	2,793	165,457
United Technologies Corp.(b)	1,793	203,954

		2,728,166

AGRICULTURE (0.20%)
Altria Group, Inc.	3,209	160,611
Archer-Daniels-Midland Co.	1,359	66,428
British American Tobacco PLC	3,159	174,203
Bunge, Ltd.	2,811	242,786
Imperial Tobacco Group PLC	3,971	194,568
Japan Tobacco, Inc.	800	28,214
Lorillard, Inc.	3,834	267,843
Philip Morris International, Inc.	1,343	112,100
Swedish Match AB	3,748	115,498

		1,362,251

AIRLINES (0.06%)
ANA Holdings, Inc.	24,000	66,694
Delta Air Lines, Inc.	6,866	306,498
Japan Airlines Co., Ltd.	1,600	53,601
Southwest Airlines Co.	473	19,185

		445,978

APPAREL (0.05%)
adidas AG	1,872	154,327
Burberry Group PLC	5,035	134,789
Michael Kors Holdings, Ltd.(a)	206	12,743
NIKE, Inc., Class B	799	78,973

		380,832

AUTO MANUFACTURERS (0.25%)
Bayerische Motoren Werke AG	1,471	175,247
Daihatsu Motors Co.	7,800	113,407
Daimler AG	1,482	143,659
Fiat Chrysler Auto NV(a)	3,983	59,705
Fuji Heavy Industries, Ltd.	4,900	165,159
Honda Motor Co., Ltd.	8,000	270,787

See Notes to Financial Statements.
22	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

AUTO MANUFACTURERS (0.25%) (continued)
Isuzu Motors, Ltd.	9,400	$125,451
Mitsubishi Motors Corp.	500	4,636
Suzuki Motor Corp.	2,500	81,292
Toyota Motor Corp.	8,800	616,000

		1,755,343

AUTO PARTS & EQUIPMENT (0.23%)
Aisin Seiki Co., Ltd.	3,600	165,528
Allison Transmission Holdings, Inc.	3,705	113,670
Continental AG	451	106,674
Delphi Automotive PLC	1,152	95,616
Denso Corp.	2,600	129,869
Lear Corp.	3,313	367,842
NHK Spring Co., Ltd.	10,900	125,615
NOK Corp.	400	12,714
Tenneco, Inc.(a)	7,552	441,414

		1,558,942

BANKS (1.31%)
Banca Monte dei Paschi di Siena SpA(a)	39,033	24,237
Banco Santander SA	30,874	234,209
Bank of America Corp.(b)	24,266	386,557
BB&T Corp.(b)	13,407	513,354
Capital One Financial Corp.(b)	7,934	641,464
Citigroup, Inc.(b)	12,093	644,799
Comerica, Inc.	1,683	79,791
Credit Agricole SA	9,698	151,417
Danske Bank A/S	5,426	154,228
Fifth Third Bancorp(b)	33,977	679,540
Hokuhoku Financial Group, Inc.	53,000	127,395
HSBC Holdings PLC	41,936	417,194
Huntington Bancshares, Inc.(b)	19,827	215,321
JPMorgan Chase & Co.(b)	11,114	703,072
KBC Groep NV(a)	2,335	154,375
KeyCorp	4,355	62,930
Mitsubishi UFJ Financial Group, Inc.	31,100	222,935
Mizuho Financial Group, Inc.	28,200	54,015
Natixis SA	17,370	144,056
Regions Financial Corp.(b)	37,086	364,555
Royal Bank of Scotland Group PLC(a)	25,508	132,539
Shinsei Bank, Ltd.	58,000	119,497
State Street Corp.(b)	4,071	313,956
Sumitomo Mitsui Financial Group, Inc.	5,500	241,466
Sumitomo Mitsui Trust Holdings, Inc.	39,000	173,214
SunTrust Banks, Inc.(b)	4,743	196,835
The Bank of Yokohama, Ltd.	23,000	147,092
The Chiba Bank, Ltd.	7,000	57,923
The Chugoku Bank, Ltd.	1,100	17,762
The Goldman Sachs Group, Inc.(b)	2,422	475,729
The PNC Financial Services Group, Inc.(b)	3,374	309,497

See Notes to Financial Statements.
Annual Report | April 30, 2015	23

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

BANKS (1.31%) (continued)
Wells Fargo & Co.(b)	16,104	$887,330

		9,048,284

BEVERAGES (0.16%)
Anheuser-Busch InBev NV	162	19,809
Asahi Group Holdings, Ltd.	3,100	100,101
Carlsberg A/S, Class B	1,577	143,960
Coca-Cola Enterprises, Inc.	596	26,468
Constellation Brands, Inc., Class A(a)(b)	1,898	220,054
Heineken Holding NV	1,912	133,623
Heineken NV	1,876	148,211
Kirin Holdings Co., Ltd.	8,800	116,891
Monster Beverage Corp.(a)	194	26,599
PepsiCo, Inc.	2,080	197,850

		1,133,566

BIOTECHNOLOGY (0.20%)
Amgen, Inc.	3,499	552,527
Biogen, Inc.(a)	173	64,690
Celgene Corp.(a)	1,494	161,442
Gilead Sciences, Inc.(a)	5,686	571,500

		1,350,159

BUILDING MATERIALS (0.12%)
Daikin Industries, Ltd.	2,500	169,682
Holcim, Ltd.	1,954	158,339
Masco Corp.	17,096	452,873
Sika AG(a)	23	79,530

		860,424

CHEMICALS (0.32%)
Air Water, Inc.	2,000	35,662
Akzo Nobel NV	921	70,756
Asahi Kasei Corp.	15,000	142,211
BASF SE	105	10,550
CF Industries Holdings, Inc.	33	9,486
Daicel Corp.	4,300	52,183
EI du Pont de Nemours & Co.	348	25,474
Huntsman Corp.(b)	14,273	328,993
Kansai Paint Co., Ltd.	7,000	125,637
Kuraray Co., Ltd.	4,100	55,834
Linde AG	872	171,151
Lonza Group AG	1,042	148,658
LyondellBasell Industries NV, Class A	1,152	119,255
PPG Industries, Inc.	354	78,432
Praxair, Inc.	543	66,208
The Dow Chemical Co.	1,591	81,141
The Mosaic Co.	7,431	326,964
The Valspar Corp.	4,532	367,545

		2,216,140

See Notes to Financial Statements.
24	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

COAL (0.01%)
Cloud Peak Energy, Inc.(a)	6,670	$43,288

COMMERCIAL SERVICES (0.57%)
Adecco SA	1,737	142,803
Apollo Education Group, Inc.(a)	7,312	122,732
Benesse Holdings, Inc.	2,200	69,095
Bunzl PLC	4,772	134,707
Cintas Corp.	345	27,583
Civeo Corp.	21,089	98,486
Dai Nippon Printing Co., Ltd.	13,000	135,281
Equifax, Inc.(b)	4,082	395,668
EVERTEC, Inc.	13,846	287,028
Global Payments, Inc.	2,249	225,530
H&R Block, Inc.	11,595	350,633
ManpowerGroup, Inc.(b)	4,692	400,368
MasterCard, Inc., Class A	1,326	119,618
Moody’s Corp.(b)	3,345	359,654
Robert Half International, Inc.(b)	5,755	319,115
Total System Services, Inc.	7,396	292,586
Towers Watson & Co., Class A(b)	3,306	419,548
United Rentals, Inc.(a)	192	18,543

		3,918,978

COMPUTERS (0.65%)
Accenture PLC, Class A	870	80,605
Amdocs, Ltd.(b)	5,810	319,957
Apple, Inc.	10,051	1,257,883
Brocade Communications Systems, Inc.(b)	43,909	496,172
Cognizant Technology Solutions Corp., Class A(a)	351	20,547
Computer Sciences Corp.	630	40,603
EMC Corp.(b)	17,227	463,579
Fujitsu, Ltd.	23,000	152,794
Hewlett-Packard Co.	14,660	483,340
International Business Machines Corp.	240	41,110
Itochu Techno-Solutions Corp.	900	20,616
NetApp, Inc.(b)	7,603	275,609
Seagate Technology PLC	6,009	352,848
Western Digital Corp.(b)	4,694	458,791

		4,464,454

COSMETICS & PERSONAL CARE (0.02%)
Kao Corp.	1,000	48,149
The Procter & Gamble Co.	1,281	101,852
Unicharm Corp.	200	5,052

		155,053

DISTRIBUTION & WHOLESALE (0.12%)
Arrow Electronics, Inc.(a)(b)	6,617	395,101
ITOCHU Corp.	15,600	193,367
Marubeni Corp.	5,300	33,016
Sumitomo Corp.	4,700	55,837

See Notes to Financial Statements.
Annual Report | April 30, 2015	25

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

DISTRIBUTION & WHOLESALE (0.12%) (continued)
WESCO International, Inc.(a)	2,580	$186,121

		863,442

DIVERSIFIED FINANCIAL SERVICES (0.54%)
Aberdeen Asset Management PLC	18,561	135,362
Affiliated Managers Group, Inc.(a)	241	54,497
Ally Financial, Inc.(a)	11,910	260,710
Ameriprise Financial, Inc.	1,276	159,857
BlackRock, Inc.	143	52,043
CME Group, Inc.	1,099	99,910
Daiwa Securities Group, Inc.	20,000	167,504
Discover Financial Services(b)	9,962	577,497
Franklin Resources, Inc.	1,730	89,199
Intercontinental Exchange, Inc.	104	23,351
Japan Exchange Group, Inc.	300	8,769
Legg Mason, Inc.	601	31,643
Mitsubishi UFJ Lease & Finance Co., Ltd.	800	4,328
Navient Corp.	18,308	357,738
Nomura Holdings, Inc.	5,700	36,921
ORIX Corp.	12,600	195,701
Outerwall, Inc.	3,647	242,270
Partners Group Holding AG	444	140,155
Raymond James Financial, Inc.(b)	3,743	211,592
SLM Corp.(a)	24,752	252,223
TD Ameritrade Holding Corp.(b)	5,945	215,506
The Charles Schwab Corp.(b)	6,707	204,564
The NASDAQ OMX Group, Inc.	315	15,319
Visa, Inc., Class A	2,912	192,338

		3,728,997

ELECTRIC (0.21%)
AES Corp.	25,714	340,711
Chubu Electric Power Co. Inc	6,200	82,381
Consolidated Edison, Inc.	343	21,112
DTE Energy Co.	359	28,587
Duke Energy Corp.	210	16,290
E.ON SE	9,429	147,800
EDP - Energias de Portugal SA	12,419	49,810
Electricite de France SA	374	9,545
Enel SpA	35,040	166,664
Entergy Corp.	252	19,449
Exelon Corp.	3,099	105,428
GDF Suez	3,878	79,272
Hokuriku Electric Power Co.	4,100	60,916
Iberdrola SA	25,106	168,493
PG&E Corp.	553	29,265
Public Service Enterprise Group, Inc.	120	4,985
The Chugoku Electric Power Co., Inc	8,100	118,854

		1,449,562

ELECTRICAL COMPONENTS & EQUIPMENT (0.05%)
Emerson Electric Co.	5,505	323,859

See Notes to Financial Statements.
26	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

ELECTRICAL COMPONENTS & EQUIPMENT (0.05%) (continued)
Hitachi, Ltd.	3,000	$20,586

		344,445

ELECTRONICS (0.34%)
Avnet, Inc.(b)	7,688	327,740
Corning, Inc.	1,457	30,495
Flextronics International, Ltd.(a)(b)	42,945	494,941
Hirose Elect Co., Ltd.	900	127,236
Honeywell International, Inc.(b)	2,076	209,510
Ibiden Co., Ltd.	4,300	75,628
Jabil Circuit, Inc.(b)	17,678	398,109
Kyocera Corp.	300	15,756
Minebea Co., Ltd.	7,000	108,400
Murata Manufacturing Co., Ltd.	1,500	213,191
Nippon Electric Glass Co., Ltd.	17,000	97,814
TE Connectivity, Ltd.	4,073	271,058

		2,369,878

ENGINEERING & CONSTRUCTION (0.08%)
ACS Actividades de Construccion y Servicios SA	3,606	127,645
Aeroports de Paris	1,073	132,349
Bouygues SA	3,331	138,126
JGC Corp.	5,000	104,502
Kajima Corp.	9,000	43,191

		545,813

ENTERTAINMENT (0.04%)
Six Flags Entertainment Corp.	2,875	135,183
William Hill PLC	23,668	131,225

		266,408

ENVIRONMENTAL CONTROL (0.01%)
Republic Services, Inc.	955	38,802

FOOD (0.23%)
Associated British Foods PLC	3,371	147,835
CALBEE, Inc.	2,700	110,352
Carrefour SA	966	33,397
Chocoladefabriken Lindt & Sprungli AG	24	132,226
General Mills, Inc.	515	28,500
Kellogg Co.	821	51,994
Koninklijke Ahold NV	7,531	146,292
Mondelez International, Inc., Class A	1,325	50,840
Nestle SA	3,077	240,434
Nissin Foods Holdings Co., Ltd.	2,200	105,762
Seven & I Holdings Co., Ltd.	300	13,003
Sysco Corp.	620	22,959
The Kroger Co.	817	56,299
Tyson Foods, Inc., Class A(b)	10,531	415,975

		1,555,868

See Notes to Financial Statements.
Annual Report | April 30, 2015	27

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

FOOD SERVICE (0.02%)
Compass Group PLC	9,403	$166,997

FOREST PRODUCTS & PAPER (0.09%)
International Paper Co.	765	41,096
MeadWestvaco Corp.	8,466	413,141
Oji Holdings Corp.	8,000	35,779
UPM-Kymmene OYJ	7,032	127,992

		618,008

GAS (0.02%)
AGL Resources, Inc.	894	44,941
Gas Natural SDG SA	4,968	122,472

		167,413

HAND & MACHINE TOOLS (0.03%)
Fuji Electric Holdings Co., Ltd.	17,000	80,586
Makita Corp.	1,900	95,955
Schindler Holding AG	80	13,651
Stanley Black & Decker, Inc.	87	8,587

		198,779

HEALTHCARE - PRODUCTS (0.18%)
CR Bard, Inc.	633	105,445
DENTSPLY International, Inc.	2,702	137,802
Edwards Lifesciences Corp.(a)	631	79,916
Medtronic PLC	5,737	427,120
QIAGEN NV(a)	3,549	86,136
Sonova Holding AG	859	119,511
St Jude Medical, Inc.	263	18,423
Zimmer Holdings, Inc.(b)	2,774	304,696

		1,279,049

HEALTHCARE - SERVICES (0.31%)
Aetna, Inc.	315	33,664
Anthem, Inc.	3,794	572,628
Cigna Corp.	3,941	491,206
HCA Holdings, Inc.(a)	343	25,385
ICON PLC(a)	3,905	251,248
Laboratory Corp. of America Holdings(a)	2,442	291,966
Miraca Holdings, Inc.	400	20,134
UnitedHealth Group, Inc.	668	74,415
Universal Health Services, Inc., Class B(b)	3,431	401,256

		2,161,902

HOME BUILDERS (0.03%)
Daiwa House Industry Co., Ltd.	5,900	132,330
Sekisui Chemical Co., Ltd.	5,000	67,211

		199,541

HOME FURNISHINGS (0.04%)
Panasonic Corp.	16,700	241,129

See Notes to Financial Statements.
28	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

HOME FURNISHINGS (0.04%) (continued)
Sony Corp.(a)	700	$21,366

		262,495

HOUSEHOLD PRODUCTS & WARES (0.02%)
Henkel AG & Co. KGaA	1,295	151,516

HOUSEWARES (0.15%)
Avery Dennison Corp.(b)	8,793	488,803
Kimberly-Clark Corp.	1,354	148,520
Newell Rubbermaid, Inc.(b)	10,453	398,573

		1,035,896

INSURANCE (1.00%)
ACE, Ltd.(b)	4,488	480,171
Admiral Group PLC	386	9,231
Aflac, Inc.	1,334	84,095
Alleghany Corp.(a)	836	395,863
Allianz SE	1,360	233,032
American International Group, Inc.	6,556	369,037
Aon PLC	4,640	446,507
Aviva PLC	18,606	150,513
AXA SA	4,921	124,960
Baloise Holding AG	971	127,288
Berkshire Hathaway, Inc., Class B(a)(b)	4,180	590,258
Direct Line Insurance Group PLC	6,931	33,949
Legal & General Group PLC	38,485	153,594
MetLife, Inc.(b)	4,747	243,474
Principal Financial Group, Inc.	156	7,975
Prudential Financial, Inc.	3,992	325,747
Reinsurance Group of America, Inc.(b)	2,098	192,219
Swiss Re AG	1,771	157,747
The Allstate Corp.(b)	8,481	590,786
The Progressive Corp.	3,107	82,833
The Travelers Companies, Inc.(b)	3,442	348,021
Tokio Marine Holdings, Inc.	5,400	221,653
Torchmark Corp.(b)	3,663	205,531
Validus Holdings, Ltd.(b)	9,717	406,462
WR Berkley Corp.	8,186	401,032
XL Group PLC	13,409	497,206

		6,879,184

INTERNET (0.28%)
Amazon.com, Inc.(a)	160	67,485
Baidu, Inc., Sponsored ADR(a)	636	127,378
CDW Corp.	8,249	316,102
eBay, Inc.(a)	597	34,781
Expedia, Inc.(b)	1,926	181,487
F5 Networks, Inc.(a)	120	14,642
Facebook, Inc., Class A(a)	1,409	110,987
Google, Inc., Class A(a)	657	360,542
Google, Inc., Class C(a)	340	182,696

See Notes to Financial Statements.
Annual Report | April 30, 2015	29

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

INTERNET (0.28%) (continued)
Nexon Co., Ltd.	4,300	$54,848
Phoenix New Media, Ltd., ADR(a)	13,207	95,223
Symantec Corp.	1,234	30,757
The Priceline Group, Inc.(a)	80	99,025
TripAdvisor, Inc.(a)	119	9,578
VeriSign, Inc.(a)	758	48,141
Yahoo!, Inc.(a)	3,898	165,918

		1,899,590

INVESTMENT COMPANIES (0.02%)
EXOR SpA	2,867	132,986

IRON & STEEL (0.03%)
Kobe Steel, Ltd.	44,000	80,335
Nippon Steel & Sumitomo Metal Corp.	57,000	149,422

		229,757

LEISURE TIME (0.00%)(c)
Royal Caribbean Cruises, Ltd.	96	6,534

LODGING (0.00%)(c)
Wyndham Worldwide Corp.	201	17,165

MACHINERY - CONSTRUCTION & MINING (0.09%)
ABB, Ltd.	9,058	199,811
Atlas Copco AB, Class B	1,232	34,358
Caterpillar, Inc.	898	78,018
Hitachi Construction Machinery Co., Ltd.	4,800	85,749
Mitsubishi Electric Corp.	16,000	209,581

		607,517

MACHINERY - DIVERSIFIED (0.06%)
Alstom SA(a)	1,751	55,120
FANUC Corp.	200	44,431
Kawasaki Heavy Industries, Ltd.	5,000	25,879
Mitsubishi Heavy Industries, Ltd.	32,000	178,948
Rockwell Automation, Inc.	322	38,189
Roper Technologies, Inc.	51	8,577
Zebra Technologies Corp., Class A(a)	626	57,642

		408,786

MEDIA (0.49%)
Cablevision Systems Corp., Class A	697	13,926
CBS Corp., Class B(b)	3,543	220,127
Comcast Corp., Class A(b)	12,422	717,495
DIRECTV(a)	648	58,777
Discovery Communications, Inc., Class C(a)	892	26,965
Liberty Broadband Corp., Class C(a)(b)	1,580	85,731
Liberty Global PLC, Class C(a)	12,776	644,549

See Notes to Financial Statements.
30	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

MEDIA (0.49%) (continued)
Liberty Media Corp., Class A(a)(b)	2,613	$100,287
Liberty Media Corp., Class C(a)(b)	3,986	151,269
ProSiebenSat.1 Media AG	74	3,813
Starz, Class A(a)	2,391	94,038
The Walt Disney Co.	1,367	148,620
Time Warner Cable, Inc.	1,013	157,542
Time Warner, Inc.	439	37,056
Time, Inc.(b)	3,463	79,060
Tribune Media Co., Class A	4,265	239,138
Twenty-First Century Fox, Inc., Class A	7,586	258,531
Viacom, Inc., Class B(b)	4,313	299,538
Vivendi SA	1,746	43,944

		3,380,406

METAL FABRICATE & HARDWARE (0.02%)
The Timken Co.	4,022	158,024

MINING (0.09%)
Anglo American PLC	8,905	151,045
Antofagasta PLC	11,287	135,399
Barrick Gold Corp.	14,554	189,493
Rio Tinto PLC	3,092	136,929

		612,866

MISCELLANEOUS MANUFACTURING (0.36%)
3M Co.	826	129,178
Carlisle Companies, Inc.(b)	1,434	138,381
Crane Co.	3,240	197,996
Danaher Corp.(b)	5,414	443,298
Dover Corp.	944	71,480
FUJIFILM Holdings Corp.	4,700	178,513
General Electric Co.	2,805	75,959
Illinois Tool Works, Inc.	912	85,345
Ingersoll-Rand PLC	8,190	539,230
Nikon Corp.	2,700	38,488
Parker-Hannifin Corp.(b)	2,061	246,001
Pentair PLC	646	40,149
Textron, Inc.(b)	7,122	313,226

		2,497,244

OFFICE & BUSINESS EQUIPMENT (0.04%)
Canon, Inc.	7,200	258,271
Pitney Bowes, Inc.	497	11,118

		269,389

OIL & GAS (1.08%)
Anadarko Petroleum Corp.	2,941	276,748
Apache Corp.	282	19,289
BP PLC	44,932	324,231
Canadian Natural Resources, Ltd.(b)	10,943	363,855
Chesapeake Energy Corp.	1,595	25,153

See Notes to Financial Statements.
Annual Report | April 30, 2015	31

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

OIL & GAS (1.08%) (continued)
Chevron Corp.	567	$62,971
Devon Energy Corp.	59	4,024
Diamondback Energy, Inc.(a)	8,467	699,120
Energen Corp.(b)	5,803	413,000
EOG Resources, Inc.	4,243	419,845
EQT Corp.	2,385	214,507
Exxon Mobil Corp.	8,737	763,352
Helmerich & Payne, Inc.	124	9,668
Hess Corp.	1,408	108,275
Idemitsu Kosan Co., Ltd.	3,300	64,231
Inpex Corp.	10,300	130,260
Kosmos Energy, Ltd.(a)	15,410	150,710
Marathon Oil Corp.	3,097	96,317
Marathon Petroleum Corp.	4,595	452,929
Neste Oil OYJ	4,919	133,995
Newfield Exploration Co.(a)	668	26,212
Occidental Petroleum Corp.	5,598	448,400
Parsley Energy, Inc., Class A(a)	37,260	646,088
Phillips 66	6,947	550,967
Precision Drilling Corp.	15,286	111,129
QEP Resources, Inc.	14,746	331,785
Rice Energy, Inc.(a)(b)	12,069	297,259
Royal Dutch Shell PLC, Class A	2,112	66,767
Statoil ASA	3,715	78,447
Tesoro Corp.	230	19,741
TOTAL SA	674	36,694
Transocean, Ltd.	1,063	20,006
Valero Energy Corp.	1,020	58,038

		7,424,013

OIL & GAS SERVICES (0.05%)
Baker Hughes, Inc.	1,482	101,458
FMC Technologies, Inc.(a)	784	34,574
Petrofac, Ltd.	3,677	49,330
Schlumberger, Ltd.	1,477	139,739

		325,101

PACKAGING & CONTAINERS (0.22%)
Ball Corp.	1,000	73,410
Berry Plastics Group, Inc.(a)	8,374	286,558
Crown Holdings, Inc.(a)(b)	6,481	351,659
Graphic Packaging Holding Co.(b)	44,320	624,912
Packaging Corp. of America	2,821	195,185

		1,531,724

PHARMACEUTICALS (1.02%)
AbbVie, Inc.	8,338	539,135
Actavis PLC(a)	114	32,246
Alfresa Holdings Corp.	8,300	124,917
AmerisourceBergen Corp.	687	78,524
Astellas Pharma, Inc.	1,400	21,920
AstraZeneca PLC	629	43,414

See Notes to Financial Statements.
32	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

PHARMACEUTICALS (1.02%) (continued)
Bayer AG	2,035	$296,822
Cardinal Health, Inc.(b)	4,662	393,193
Daiichi Sankyo Co., Ltd.	3,100	54,146
Eisai Co., Ltd.	1,600	107,632
Express Scripts Holding Co.(a)(b)	7,551	652,406
GlaxoSmithKline PLC	1,730	40,218
Johnson & Johnson	6,238	618,810
McKesson Corp.(b)	2,089	466,683
Medipal Holdings Corp.	600	8,246
Merck & Co., Inc.	6,160	366,890
Novartis AG	2,061	213,512
Novartis AG, Sponsored ADR	1,600	162,880
Novo Nordisk A/S, Class B	5,176	294,788
Omnicare, Inc.(b)	5,018	441,484
Pfizer, Inc.	19,181	650,811
Roche Holding AG	568	164,017
Sanofi	512	52,431
Santen Pharmaceutical Co., Ltd.	6,500	86,068
Shionogi & Co.	1,900	62,776
Shire PLC	2,423	198,425
Shire PLC, ADR	837	203,818
Sumitomo Dainippon Pharma Co., Ltd.	10,000	112,982
Takeda Pharmaceutical Co., Ltd.	800	41,253
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	8,070	487,589

		7,018,036

PIPELINES (0.01%)
ONEOK, Inc.	997	47,956

REAL ESTATE (0.07%)
CBRE Group, Inc., Class A(a)	921	35,311
Daito Trust Construction Co., Ltd.	1,200	140,452
IMMOFINANZ AG(a)	11,242	33,805
Mitsubishi Estate Co., Ltd.	9,000	212,789
Nomura Real Estate Holdings, Inc.	1,700	34,769

		457,126

REAL ESTATE INVESTMENT TRUSTS (0.11%)
American Capital Agency Corp.	8,576	176,966
American Homes 4 Rent, Class A	6,633	112,031
American Residential Properties, Inc.(a)	5,397	101,248
Boston Properties, Inc.(b)	794	105,054
General Growth Properties, Inc.	89	2,439
Host Hotels & Resorts, Inc.	7,615	153,366
Iron Mountain, Inc.	460	15,865
Public Storage	335	62,950

		729,919

RETAIL (0.49%)
Aeon Co., Ltd.	12,000	149,849
Best Buy Co., Inc.	532	18,434

See Notes to Financial Statements.
Annual Report | April 30, 2015	33

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

RETAIL (0.49%) (continued)
Chipotle Mexican Grill, Inc.(a)	60	$37,280
CVS Health Corp.(b)	6,109	606,563
Darden Restaurants, Inc.	374	23,850
Dollar General Corp.	337	24,503
Dollar Tree, Inc.(a)	759	57,995
FamilyMart Co., Ltd.	2,400	103,719
Fast Retailing Co., Ltd.	400	158,442
J Front Retailing Co., Ltd.	4,000	66,801
Kohl’s Corp.	703	50,370
Lowe’s Companies, Inc.	1,475	101,568
Macy’s, Inc.(b)	6,676	431,470
O’Reilly Automotive, Inc.(a)	504	109,786
Pandora A/S	1,521	157,719
Shimamura Co., Ltd.	300	30,050
Staples, Inc.	910	14,851
Starbucks Corp.	3,015	149,484
The Gap, Inc.	9,640	382,130
The Home Depot, Inc.(b)	4,715	504,411
The TJX Companies, Inc.	557	35,949
Wal-Mart Stores, Inc.	2,288	178,578

		3,393,802

SAVINGS & LOANS (0.04%)
Investors Bancorp, Inc.	21,189	250,878

SEMICONDUCTORS (0.29%)
ASML Holding NV	461	50,060
Avago Technologies, Ltd.	2,062	241,007
Intel Corp.	4,368	142,178
Lam Research Corp.	49	3,703
Micron Technology, Inc.(a)	589	16,569
NXP Semiconductors NV(a)	5,101	490,308
ON Semiconductor Corp.(a)(b)	33,234	382,856
QUALCOMM, Inc.	1,663	113,084
Texas Instruments, Inc.(b)	9,802	531,367

		1,971,132

SHIPBUILDING (0.06%)
Huntington Ingalls Industries, Inc.(b)	2,920	384,243

SOFTWARE (0.36%)
Activision Blizzard, Inc.	9,098	207,571
Amadeus IT Holding SA, Class A	3,165	145,102
Autodesk, Inc.(a)	443	25,176
Citrix Systems, Inc.(a)	319	21,424
Electronic Arts, Inc.(a)	447	25,966
Fidelity National Information Services, Inc.	4,777	298,515
Intuit, Inc.	1,589	159,424
Microsoft Corp.(b)	18,139	882,281
NetEase, Inc., ADR(b)	1,840	235,870

See Notes to Financial Statements.
34	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

SOFTWARE (0.36%) (continued)
Oracle Corp.(b)	10,700	$466,734
The Dun & Bradstreet Corp.	246	31,407

		2,499,470

TELECOMMUNICATIONS (0.51%)
AT&T, Inc.	3,411	118,157
Belgacom SA	794	29,693
CenturyLink, Inc.	222	7,983
Cisco Systems, Inc.(b)	14,438	416,247
Deutsche Telekom AG	11,252	208,150
Eutelsat Communications SA	3,939	137,464
Harris Corp.(b)	3,514	281,963
Hikari Tsushin, Inc.	900	60,301
KDDI Corp.	2,000	47,571
Motorola Solutions, Inc.	3,684	220,119
Nippon Telegraph & Telephone Corp.	3,000	203,116
NTT DOCOMO, Inc.	12,000	213,568
Orange SA	3,984	65,938
Qorvo, Inc.(a)	4,559	300,484
SoftBank Corp.	1,700	106,855
Swisscom AG	246	146,870
Telecom Italia SpA(a)	120,449	143,226
Verizon Communications, Inc.	10,474	528,309
Vodafone Group PLC	74,943	265,219

		3,501,233

TOYS, GAMES & HOBBIES (0.01%)
Mattel, Inc.	1,410	39,706

TRANSPORTATION (0.17%)
AP Moeller-Maersk A/S, Class A	62	119,723
AP Moeller-Maersk A/S, Class B	49	97,346
Central Japan Railway Co.	1,100	197,659
CH Robinson Worldwide, Inc.	283	18,222
Deutsche Post AG	1,621	53,794
East Japan Railway Co.	2,500	221,838
FedEx Corp.	391	66,302
Hankyu Hanshin Holdings	21,000	127,337
Nippon Yusen Kabushiki Kaisha	13,000	41,156
Union Pacific Corp.	1,094	116,216
United Parcel Service, Inc., Class B	882	88,668

		1,148,261

TOTAL COMMON STOCKS (Cost $84,008,914)		97,164,630

EXCHANGE TRADED FUNDS (0.04%)
iShares® Europe ETF	2,658	122,480
iShares® MSCI Japan ETF	4,129	53,099

See Notes to Financial Statements.
Annual Report | April 30, 2015	35

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (0.04%) (continued)
SPDR® S&P 500® ETF Trust	363	$75,693

		251,272

TOTAL EXCHANGE TRADED FUNDS (Cost $233,887)		251,272

LIMITED PARTNERSHIPS (0.02%)
OIL & GAS (0.02%)
Viper Energy Partners LP	6,401	131,925

TOTAL LIMITED PARTNERSHIPS (Cost $138,096)		131,925

OPEN-END MUTUAL FUNDS (62.00%)
AQR Multi Strategy Alternative Fund, Class I	6,325,013	62,111,632
AQR Risk Parity Fund, Class I	6,105,398	65,633,031
Diamond Hill Long-Short Fund, Class Y(a)	2,446,597	60,112,889
FPA Crescent Fund	1,978,548	67,666,327
Morgan Stanley Institutional Fund, Inc. - Multi-Asset Portfolio, Class I	5,706,197	64,308,836
Nuveen Symphony Floating Rate Income Fund, Class I	345,218	7,121,849
PIMCO Short-Term Fund, Institutional Class	10,242,522	100,376,720

		427,331,284

TOTAL OPEN-END MUTUAL FUNDS (Cost $409,525,931)		427,331,284

PREFERRED STOCKS (0.02%)
AUTO MANUFACTURERS (0.02%)
Bayerische Motoren Werke AG	1,361	125,114

TOTAL PREFERRED STOCKS (Cost $107,812)		125,114

Description	Principal Amount	Value (Note 2)

ASSET-BACKED SECURITIES (0.32%)
Ford Credit Auto Owner Trust 2015-A A1
0.32%, 04/15/2016	$537,536	537,547
Hyundai Auto Lease Securitization Trust 2015-A A1
0.28%, 03/15/2016(d)	534,642	534,658
Nissan Auto Receivables Owner Trust 2015-A A1
0.35%, 04/15/2016	871,000	871,031
Toyota Auto Receivables Owner Trust 2015-A A2
0.71%, 07/17/2017	272,000	272,164

		2,215,400

TOTAL ASSET-BACKED SECURITIES (Cost $2,215,175)		2,215,400

See Notes to Financial Statements.
36	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Principal Amount	Value (Note 2)

CORPORATE BONDS (2.07%)
Abbey National Treasury Services PLC
1.38%, 03/13/2017	$46,000	$46,180
Actavis Funding SCS
3.00%, 03/12/2020	38,000	38,754
3.80%, 03/15/2025	10,000	10,132
4.55%, 03/15/2035	35,000	35,232
4.75%, 03/15/2045	6,000	6,073
Allegheny Technologies, Inc.
5.95%, 01/15/2021	23,000	24,092
American Campus Communities Operating Partnership LP
4.13%, 07/01/2024	40,000	41,571
American Express Credit Corp.
1.55%, 09/22/2017	54,000	54,320
American Honda Finance Corp.
1.20%, 07/14/2017	153,000	153,308
American International Group, Inc.
3.88%, 01/15/2035	86,000	83,991
Amgen, Inc.
3.13%, 05/01/2025	63,000	62,410
4.40%, 05/01/2045	68,000	67,240
Anadarko Finance Co., Series B
7.50%, 05/01/2031	20,000	26,091
Anadarko Petroleum Corp.
6.45%, 09/15/2036	114,000	141,271
Anheuser-Busch InBev Worldwide, Inc.
1.38%, 07/15/2017	78,000	78,647
Apple, Inc.
3.45%, 02/09/2045	25,000	22,406
Arizona Public Service Co.
2.20%, 01/15/2020	20,000	20,157
Assurant, Inc.
6.75%, 02/15/2034	98,000	123,111
Astoria Financial Corp.
5.00%, 06/19/2017	97,000	102,528
AT&T, Inc.
3.00%, 06/30/2022	74,000	73,670
3.40%, 05/15/2025	21,000	20,849
4.35%, 06/15/2045	39,000	36,084
4.50%, 05/15/2035	51,000	50,088
4.75%, 05/15/2046	48,000	47,098
BAE Systems Holdings, Inc.
3.80%, 10/07/2024(d)	28,000	29,321
4.75%, 10/07/2044(d)	35,000	37,262
Banco Internacional del Peru SAA
5.75%, 10/07/2020(e)	100,000	110,750
Bancolombia SA
5.95%, 06/03/2021	100,000	111,170
Bangkok Bank PCL Hong Kong
3.88%, 09/27/2022(e)	200,000	209,549
Bank of America Corp.
4.25%, 10/22/2026	104,000	104,510
7.25%, 10/15/2025	7,000	8,760

See Notes to Financial Statements.
Annual Report | April 30, 2015	37

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Principal Amount	Value (Note 2)

CORPORATE BONDS (2.07%) (continued)
Bank of America Corp., Series L
2.60%, 01/15/2019	$119,000	$120,971
3.95%, 04/21/2025	35,000	34,586
BBVA Bancomer SA
6.75%, 09/30/2022(e)	150,000	170,812
Becton Dickinson and Co.
4.69%, 12/15/2044	10,000	10,519
Bharti Airtel International Netherlands BV
5.13%, 03/11/2023(e)	200,000	217,700
Blue Cross & Blue Shield of Minnesota
3.79%, 05/01/2025(d)	17,000	17,128
BP Capital Markets PLC
3.54%, 11/04/2024	22,000	22,508
4.74%, 03/11/2021	30,000	33,741
Cemex Finance LLC
6.00%, 04/01/2024(e)	200,000	205,620
Chevron Corp.
1.37%, 03/02/2018	40,000	40,207
1.96%, 03/03/2020	22,000	22,119
China Cinda Finance 2015 I, Ltd.
4.25%, 04/23/2025(d)	200,000	196,723
China Overseas Finance Cayman V, Ltd.
3.95%, 11/15/2022	200,000	200,677
CISCO Systems, Inc.
2.13%, 03/01/2019	66,000	67,227
Citigroup, Inc.
3.88%, 03/26/2025	19,000	18,829
5.88%, 02/22/2033	179,000	204,091
Colbun SA
4.50%, 07/10/2024(e)	200,000	208,823
Costco Wholesale Corp.
2.25%, 02/15/2022	42,000	41,664
Credit Suisse New York
1.70%, 04/27/2018	38,000	37,969
5.40%, 01/14/2020	177,000	198,991
Crown Castle Towers
3.66%, 05/15/2025	26,000	26,000
CVS Pass-Through Trust
5.93%, 01/10/2034(d)	34,984	41,487
Deutsche Bank AG London
1.88%, 02/13/2018	125,000	125,562
Development Bank of Kazakhstan JSC
4.13%, 12/10/2022(e)	200,000	185,580
Diageo Capital PLC
5.75%, 10/23/2017	69,000	76,578
Discover Financial Services
3.75%, 03/04/2025	38,000	38,090
Dollar General Corp.
4.13%, 07/15/2017	59,000	62,007
Dominion Gas Holdings LLC
4.80%, 11/01/2043	34,000	37,085

See Notes to Financial Statements.
38	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Principal Amount	Value (Note 2)

CORPORATE BONDS (2.07%) (continued)
Dominion Resources, Inc.
5.75%, 10/01/2054(f)	$31,000	$33,096
Domtar Corp.
6.75%, 02/15/2044	46,000	51,596
DP World, Ltd.
6.85%, 07/02/2037(e)	100,000	112,976
Ecolab, Inc.
2.25%, 01/12/2020	19,000	19,083
Ecopetrol SA
5.88%, 09/18/2023	100,000	108,875
El Paso Pipeline Partners Operating Co., LLC
6.50%, 04/01/2020	92,000	106,488
Energy Transfer Partners LP
4.90%, 03/15/2035	38,000	37,204
5.15%, 03/15/2045	31,000	30,314
EnLink Midstream Partners LP
5.05%, 04/01/2045	19,000	19,064
Entergy Arkansas, Inc.
4.95%, 12/15/2044	25,000	25,833
Entergy Louisiana LLC
4.95%, 01/15/2045	23,000	23,517
Exelon Generation Co., LLC
2.95%, 01/15/2020	26,000	26,448
Exxon Mobil Corp.
1.31%, 03/06/2018	41,000	41,271
Farmers Exchange Capital III
5.45%, 10/15/2054(d)(f)	15,000	15,844
Fifth Third Bancorp, Series J
4.90%, Perpetual Maturity(g)	80,000	78,036
First Niagara Financial Group, Inc.
6.75%, 03/19/2020	166,000	183,266
7.25%, 12/15/2021	37,000	41,407
FirstEnergy Corp., Series C
7.38%, 11/15/2031	74,000	94,505
Forest Laboratories, Inc.
4.88%, 02/15/2021(d)	65,000	71,162
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.63%, 05/01/2021	35,000	37,100
6.75%, 02/01/2022	60,000	64,290
Freeport-McMoRan, Inc.
2.30%, 11/14/2017	39,000	39,213
General Electric Capital Corp.
1.50%, 07/12/2016	89,000	89,959
5.88%, 01/14/2038	56,000	72,872
General Electric Co.
2.70%, 10/09/2022	52,000	52,610
Georgia Power Co.
3.00%, 04/15/2016	22,000	22,502
Georgia-Pacific LLC
3.60%, 03/01/2025(d)	109,000	110,362
3.73%, 07/15/2023(d)	87,000	90,542
5.40%, 11/01/2020(d)	75,000	85,303

See Notes to Financial Statements.
Annual Report | April 30, 2015	39

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Principal Amount	Value (Note 2)

CORPORATE BONDS (2.07%) (continued)
Goldcorp, Inc.
5.45%, 06/09/2044	$46,000	$46,614
Harris Corp.
3.83%, 04/28/2025	18,000	18,127
4.85%, 04/27/2035	34,000	34,239
5.05%, 04/27/2045	32,000	32,176
Hess Corp.
5.60%, 02/15/2041	67,000	74,682
7.88%, 10/01/2029	32,000	41,967
Hewlett-Packard Co.
6.00%, 09/15/2041	69,000	76,253
Hydro-Quebec
1.38%, 06/19/2017	95,000	95,996
Ingersoll-Rand Global Holding Co., Ltd.
5.75%, 06/15/2043	84,000	98,881
Ingersoll-Rand Luxembourg Finance SA
4.65%, 11/01/2044	14,000	14,320
InRetail Consumer
5.25%, 10/10/2021(e)	50,000	51,625
Intel Corp.
1.35%, 12/15/2017	71,000	71,425
Itau Unibanco Holding SA
5.65%, 03/19/2022(e)	200,000	209,000
John Deere Capital Corp.
0.36%, 02/25/2016(f)	120,000	120,097
1.13%, 06/12/2017	81,000	81,401
1.55%, 12/15/2017	85,000	85,956
JPMorgan Chase & Co.
2.20%, 10/22/2019	17,000	17,014
3.25%, 09/23/2022	178,000	180,858
JPMorgan Chase & Co., Series 1
7.90%, Perpetual Maturity(g)	75,000	80,062
JPMorgan Chase & Co., Series V
5.00%, Perpetual Maturity(g)	36,000	35,460
JPMorgan Chase & Co., Series Z
5.30%, Perpetual Maturity(g)	19,000	19,071
Kimberly-Clark Corp.
1.85%, 03/01/2020	12,000	11,988
Kimco Realty Corp.
4.25%, 04/01/2045	17,000	16,083
Kinder Morgan, Inc.
5.00%, 02/15/2021(d)	57,000	61,589
5.55%, 06/01/2045	30,000	30,051
Kinross Gold Corp.
5.95%, 03/15/2024	25,000	23,340
KOC Holding AS
3.50%, 04/24/2020(e)	200,000	196,500
Laboratory Corp. of America Holdings
3.20%, 02/01/2022	10,000	10,093
3.60%, 02/01/2025	33,000	32,957
4.70%, 02/01/2045	17,000	16,977

See Notes to Financial Statements.
40	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Principal Amount	Value (Note 2)

CORPORATE BONDS (2.07%) (continued)
LS Finance 2022, Ltd.
4.25%, 10/16/2022	$200,000	$206,136
Lubrizol Corp.
6.50%, 10/01/2034	24,000	31,741
MAF Global Securities, Ltd.
4.75%, 05/07/2024(e)	200,000	211,820
Marathon Oil Corp.
6.60%, 10/01/2037	28,000	34,133
Massachusetts Mutual Life Insurance Co.
4.50%, 04/15/2065(d)	24,000	23,043
Medtronic, Inc.
3.50%, 03/15/2025(d)	21,000	21,753
4.38%, 03/15/2035(d)	81,000	85,727
Metropolitan Life Global Funding I
1.30%, 04/10/2017(d)	300,000	301,793
Morgan Stanley
1.88%, 01/05/2018	54,000	54,240
4.10%, 05/22/2023	174,000	178,858
4.75%, 03/22/2017	63,000	66,919
5.00%, 11/24/2025	33,000	35,831
MUFG Americas Holdings Corp.
1.63%, 02/09/2018	18,000	18,022
Mylan, Inc.
7.88%, 07/15/2020(d)	149,000	156,028
National Rural Utilities Cooperative Finance Corp.
0.95%, 04/24/2017	19,000	18,997
1.10%, 01/27/2017	59,000	59,327
1.90%, 11/01/2015	150,000	151,144
2.00%, 01/27/2020	38,000	38,015
4.75%, 04/30/2043(f)	64,000	64,352
New York Life Global Funding
1.65%, 05/15/2017(d)	104,000	105,518
Noble Energy, Inc.
3.90%, 11/15/2024	20,000	20,525
5.05%, 11/15/2044	69,000	72,178
Noble Group, Ltd.
6.75%, 01/29/2020(e)	100,000	105,000
Odebrecht Finance, Ltd.
4.38%, 04/25/2025(e)	200,000	172,500
Omega Healthcare Investors, Inc.
4.50%, 04/01/2027(d)	43,000	42,327
4.95%, 04/01/2024	49,000	51,677
Oracle Corp.
3.90%, 05/15/2035	51,000	50,454
4.13%, 05/15/2045	51,000	50,454
Oversea-Chinese Banking Corp., Ltd.
4.00%, 10/15/2024(e)(f)	200,000	207,953
Paccar Financial Corp.
2.20%, 09/15/2019	93,000	94,411
Pacific LifeCorp.
6.00%, 02/10/2020(d)	51,000	58,183

See Notes to Financial Statements.
Annual Report | April 30, 2015	41

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Principal Amount	Value (Note 2)

CORPORATE BONDS (2.07%) (continued)
Pelabuhan Indonesia II PT
4.25%, 05/05/2025(d)	$200,000	$195,125
Penske Truck Leasing Co., LP / PTL Finance Corp.
3.05%, 01/09/2020(d)	28,000	28,534
Petroleos Mexicanos
5.50%, 06/27/2044	12,000	11,898
Pitney Bowes, Inc.
4.63%, 03/15/2024	80,000	82,930
President and Fellows of Harvard College
3.62%, 10/01/2037	34,000	33,953
Prudential Financial, Inc.
5.63%, 06/15/2043(f)	81,000	86,872
Regions Financial Corp.
7.38%, 12/10/2037	111,000	144,408
Roche Holdings, Inc.
1.35%, 09/29/2017(d)	300,000	302,650
Sberbank of Russia Via SB Capital SA
6.13%, 02/07/2022(e)	200,000	194,900
Southwestern Energy Co.
3.30%, 01/23/2018	10,000	10,269
4.05%, 01/23/2020	19,000	19,718
4.95%, 01/23/2025	37,000	38,516
Stanley Black & Decker, Inc.
5.75%, 12/15/2053(f)	83,000	90,470
Synchrony Financial
4.25%, 08/15/2024	54,000	56,070
Talisman Energy, Inc.
5.50%, 05/15/2042	63,000	61,800
TD Ameritrade Holding Corp.
2.95%, 04/01/2022	25,000	25,308
The Bank of New York Mellon Corp., Series E
4.95%, Perpetual Maturity(g)	36,000	36,033
The Boeing Co.
0.95%, 05/15/2018	86,000	85,349
The Goldman Sachs Group, Inc.
2.55%, 10/23/2019	24,000	24,303
5.25%, 07/27/2021	53,000	60,077
6.13%, 02/15/2033	53,000	66,312
6.75%, 10/01/2037	123,000	155,342
The Goldman Sachs Group, Inc., Series M
5.38%, Perpetual Maturity(g)	20,000	20,005
The Interpublic Group of Companies, Inc.
4.20%, 04/15/2024	36,000	37,933
The Southern Co.
1.30%, 08/15/2017	119,000	119,275
Time Warner Cable, Inc.
6.55%, 05/01/2037	10,000	10,395
Time Warner Entertainment Co., LP
8.38%, 07/15/2033	53,000	64,357
Trans-Allegheny Interstate Line Co.
3.85%, 06/01/2025(d)	20,000	20,720

See Notes to Financial Statements.
42	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

		Principal Amount	Value (Note 2)

CORPORATE BONDS (2.07%) (continued)
Transnet SOC, Ltd.
4.00%, 07/26/2022(e)		$200,000	$193,816
Transocean, Inc.
3.80%, 10/15/2022		14,000	10,793
Trinity Industries, Inc.
4.55%, 10/01/2024		27,000	26,703
Union Pacific Corp.
3.88%, 02/01/2055		23,000	21,867
UnitedHealth Group, Inc.
1.40%, 12/15/2017		28,000	28,246
Valmont Industries, Inc.
5.25%, 10/01/2054		60,000	57,056
Verizon Communications, Inc.
4.40%, 11/01/2034		8,000	7,879
4.52%, 09/15/2048(e)		80,000	76,468
4.67%, 03/15/2055(d)		49,000	45,610
4.86%, 08/21/2046		88,000	88,760
6.40%, 09/15/2033		5,000	6,081
Viacom, Inc.
4.85%, 12/15/2034		17,000	16,855
5.25%, 04/01/2044		17,000	17,104
Wells Fargo & Co.
1.40%, 09/08/2017		160,000	160,785
3.90%, 05/01/2045		17,000	16,508
Wells Fargo & Co., Series U
5.88%, Perpetual Maturity(g)		33,000	35,104
Wells Fargo Capital X
5.95%, 12/15/2036		28,000	29,015
Woori Bank
4.75%, 04/30/2024(e)		200,000	212,962
XLIT, Ltd.
4.45%, 03/31/2025		19,000	19,173
5.50%, 03/31/2045		43,000	41,963

			14,294,788

TOTAL CORPORATE BONDS (Cost $14,219,680)	Currency		14,294,788

FOREIGN GOVERNMENT BONDS (0.04%)
Canada Government International Bond
0.88%, 02/14/2017	USD	90,000	90,443
Mexico Government International Bond
4.75%, 03/08/2044	USD	71,000	73,254
Province of British Columbia
2.85%, 06/15/2015	USD	97,000	97,290

			260,987

TOTAL FOREIGN GOVERNMENT BONDS (Cost $261,471)			260,987

See Notes to Financial Statements.
Annual Report | April 30, 2015	43

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Principal Amount		Value (Note 2)

GOVERNMENT BONDS (0.18%)
Tennessee Valley Authority
1.75%, 10/15/2018	$43,000		$43,769

U.S. Treasury Bonds
3.00%, 11/15/2044	143,000		150,429
3.13%, 08/15/2044	96,000		103,358
3.50%, 02/15/2039	81,000		92,637
4.50%, 02/15/2036	50,000		66,184
5.25%, 11/15/2028	69,000		92,783

			505,391

U.S. Treasury Inflation Indexed Notes
0.13%, 04/15/2018	152,289		156,001

U.S. Treasury Notes
1.38%, 03/31/2020	76,000		75,786
1.38%, 04/30/2020	64,000		63,820
1.75%, 03/31/2022	19,000		18,948
2.00%, 02/15/2025	224,000		223,213
2.25%, 11/15/2024	132,000		134,506

			516,273

TOTAL GOVERNMENT BONDS (Cost $1,205,097)			1,221,434

	Principal Amount/ Shares		Value (Note 2)

SHORT TERM INVESTMENTS (10.24%)
MONEY MARKET FUNDS (9.68%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 0.010%	66,732,479		66,732,479

U.S. TREASURY BILLS (0.56%)
0.020%, 07/02/2015(b)(h)	$610,000		610,005
0.063%, 09/17/2015(h)	763,000		762,963
0.180%, 02/04/2016(h)	763,000		762,172
0.208%, 03/31/2016(b)(h)	1,760,000		1,756,806

			3,891,946

TOTAL SHORT TERM INVESTMENTS (Cost $ 70,623,818)			70,624,425

TOTAL INVESTMENTS (89.03%) (Cost $ 582,539,881)		$	613,621,259

SEGREGATED CASH WITH BROKERS (15.58%)(i)			107,374,766

See Notes to Financial Statements.
44	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

		Value (Note 2)

SECURITIES SOLD SHORT (-3.73%) (Proceeds $24,136,549)		$(25,702,964)

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.88%)		(6,027,538)

NET ASSETS (100.00%)		$689,265,523

SCHEDULE OF SECURITIES SOLD SHORT
	Shares	Value (Note 2)

COMMON STOCKS (-3.73%)
APPAREL (-0.04%)
Under Armour, Inc., Class A	(3,381)	$(262,197)

AUTO MANUFACTURERS (-0.01%)
Tesla Motors, Inc.	(422)	(95,393)

AUTO PARTS & EQUIPMENT (-0.05%)
Autoliv, Inc.	(1,863)	(221,175)
Dorman Products, Inc.	(2,429)	(113,750)

		(334,925)

BANKS (-0.29%)
BancorpSouth, Inc.	(6,376)	(154,363)
Bank of Hawaii Corp.	(1,908)	(115,224)
Community Bank System, Inc.	(4,347)	(151,928)
CVB Financial Corp.	(9,224)	(144,355)
First Financial Bankshares, Inc.	(4,028)	(116,651)
Glacier Bancorp, Inc.	(4,811)	(126,722)
HDFC Bank, Ltd., ADR	(1,823)	(103,619)
Home BancShares, Inc.	(4,398)	(144,606)
PacWest Bancorp	(2,706)	(122,041)
Trustmark Corp.	(6,686)	(159,127)
UMB Financial Corp.	(2,202)	(109,637)
United Bankshares, Inc.	(6,370)	(239,385)
Valley National Bancorp	(11,849)	(111,736)
Westamerica Bancorporation	(4,346)	(189,268)

		(1,988,662)

BEVERAGES (-0.02%)
Keurig Green Mountain, Inc.	(1,216)	(141,506)

BIOTECHNOLOGY (-0.01%)
Puma Biotechnology, Inc.	(390)	(70,426)

BUILDING MATERIALS (-0.06%)
Trex Co., Inc.	(2,803)	(131,517)
USG Corp.	(5,864)	(155,630)
Vulcan Materials Co.	(1,057)	(90,395)

		(377,542)

CHEMICALS (-0.10%)
Air Products & Chemicals, Inc.	(978)	(140,274)
EI du Pont de Nemours & Co.	(3,448)	(252,394)
FMC Corp.	(3,000)	(177,930)

See Notes to Financial Statements.
Annual Report | April 30, 2015	45

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Shares	Value (Note 2)

CHEMICALS (-0.10%) (continued)
Intrepid Potash, Inc.	(11,803)	$(147,892)

		(718,490)

COMMERCIAL SERVICES (-0.15%)
Aramark	(4,749)	(145,937)
Avis Budget Group, Inc.	(3,456)	(187,108)
Monro Muffler Brake, Inc.	(5,428)	(325,083)
Ritchie Bros. Auctioneers, Inc.	(7,837)	(198,197)
Rollins, Inc.	(6,939)	(172,087)

		(1,028,412)

COMPUTERS (-0.13%)
3D Systems Corp.	(4,204)	(105,478)
Infosys, Ltd., Sponsored ADR	(8,064)	(249,823)
VeriFone Systems, Inc.	(8,915)	(318,889)
Wipro, Ltd., ADR	(18,889)	(216,657)

		(890,847)

COSMETICS & PERSONAL CARE (-0.03%)
Colgate-Palmolive Co.	(2,943)	(198,005)

DISTRIBUTION & WHOLESALE (-0.08%)
Fastenal Co.	(5,975)	(254,654)
WW Grainger, Inc.	(1,137)	(282,465)

		(537,119)

DIVERSIFIED FINANCIAL SERVICES (-0.08%)
Eaton Vance Corp.	(4,901)	(201,333)
Financial Engines, Inc.	(4,120)	(173,741)
LPL Financial Holdings, Inc.	(4,771)	(193,082)

		(568,156)

ELECTRIC (-0.02%)
Ormat Technologies, Inc.	(2,813)	(102,928)

ELECTRONICS (-0.15%)
Agilent Technologies, Inc.	(3,144)	(130,067)
Itron, Inc.	(6,104)	(218,889)
LG Display Co., Ltd., ADR	(16,039)	(221,659)
National Instruments Corp.	(8,492)	(242,871)
Trimble Navigation, Ltd.	(7,292)	(185,436)

		(998,922)

ENTERTAINMENT (-0.03%)
DreamWorks Animation SKG, Inc., Class A	(7,877)	(205,275)

FOOD (-0.28%)
Campbell Soup Co.	(4,030)	(180,181)
Flowers Foods, Inc.	(8,666)	(193,598)
McCormick & Co., Inc.	(2,498)	(188,099)
Mondelez International, Inc., Class A	(5,292)	(203,054)
Snyder’s-Lance, Inc.	(2,765)	(81,651)
Sprouts Farmers Market, Inc.	(7,120)	(227,733)
The Fresh Market, Inc.	(5,523)	(194,078)
The Hain Celestial Group, Inc.	(3,104)	(186,985)
The JM Smucker Co.	(1,656)	(191,964)
United Natural Foods, Inc.	(3,638)	(245,420)

		(1,892,763)

See Notes to Financial Statements.
46	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Shares	Value (Note 2)

FOREST PRODUCTS & PAPER (-0.01%)
Wausau Paper Corp.	(10,047)	$(93,638)

HEALTHCARE - PRODUCTS (-0.09%)
Henry Schein, Inc.	(980)	(134,358)
ResMed, Inc.	(1,835)	(117,330)
Sirona Dental Systems, Inc.	(1,487)	(137,919)
West Pharmaceutical Services, Inc.	(4,815)	(256,543)

		(646,150)

HEALTHCARE - SERVICES (-0.02%)
Health Net, Inc.	(2,687)	(141,471)

HOME BUILDERS (-0.01%)
Lennar Corp., Class A	(2,163)	(99,065)

HOME FURNISHINGS (-0.02%)
Leggett & Platt, Inc.	(2,819)	(119,723)

HOUSEWARES (-0.09%)
The Clorox Co.	(1,964)	(208,380)
The Scotts Miracle-Gro Co., Class A	(1,893)	(122,117)
Tumi Holdings, Inc.	(11,155)	(260,916)

		(591,413)

INTERNET (-0.19%)
Cogent Communications Holdings, Inc.	(2,778)	(97,202)
Equinix, Inc.	(1,101)	(281,779)
Internap Corp.	(10,588)	(99,527)
Netflix, Inc.	(313)	(174,185)
Pandora Media, Inc.	(11,194)	(199,701)
Shutterstock, Inc.	(1,082)	(73,024)
Twitter, Inc.	(3,602)	(140,334)
Yelp, Inc.	(2,520)	(99,263)
Zillow, Inc., Class A	(1,675)	(163,547)

		(1,328,562)

LEISURE TIME (-0.02%)
Qunar Cayman Islands, Ltd., ADR	(3,550)	(166,247)

METAL FABRICATE & HARDWARE (-0.01%)
Sun Hydraulics Corp.	(2,382)	(92,684)

MINING (-0.01%)
Teck Resources, Ltd., Class B	(6,550)	(99,429)

MISCELLANEOUS MANUFACTURING (-0.07%)
AptarGroup, Inc.	(2,346)	(145,616)
Proto Labs, Inc.	(3,896)	(272,720)
Raven Industries, Inc.	(3,137)	(62,552)

		(480,888)

OIL & GAS (-0.24%)
Atwood Oceanics, Inc.	(4,619)	(154,182)
Cabot Oil & Gas Corp.	(6,553)	(221,622)
Chesapeake Energy Corp.	(810)	(12,774)
Concho Resources, Inc.	(1,730)	(219,122)

See Notes to Financial Statements.
Annual Report | April 30, 2015	47

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Shares	Value (Note 2)

OIL & GAS (-0.24%) (continued)
Continental Resources, Inc.	(3,231)	$(170,048)
CVR Energy, Inc.	(2,632)	(105,385)
Denbury Resources, Inc.	(8,169)	(71,969)
Diamond Offshore Drilling, Inc.	(2,409)	(80,629)
Matador Resources Co.	(5,431)	(150,547)
Oasis Petroleum, Inc.	(9,789)	(175,615)
Seadrill, Ltd.	(12,678)	(165,955)
Ultra Petroleum Corp.	(8,522)	(145,130)

		(1,672,978)

OIL & GAS SERVICES (-0.06%)
Bristow Group, Inc.	(3,617)	(224,724)
NOW, Inc.	(6,300)	(150,570)

		(375,294)

PACKAGING & CONTAINERS (-0.02%)
Bemis Co., Inc.	(2,745)	(123,525)

PIPELINES (-0.03%)
Spectra Energy Corp.	(4,945)	(184,201)

REAL ESTATE INVESTMENT TRUSTS (-0.12%)
HCP, Inc.	(3,629)	(146,212)
Health Care REIT, Inc.	(1,731)	(124,667)
Omega Healthcare Investors, Inc.	(3,427)	(123,681)
Plum Creek Timber Co., Inc.	(2,878)	(121,452)
Realty Income Corp.	(3,554)	(166,931)
Rouse Properties, Inc.	(9,475)	(165,528)

		(848,471)

RETAIL (-0.38%)
Bob Evans Farms, Inc.	(4,955)	(213,164)
Buffalo Wild Wings, Inc.	(1,264)	(201,355)
Cabela’s, Inc.	(4,087)	(215,548)
CarMax, Inc.	(3,833)	(261,066)
Chipotle Mexican Grill, Inc.	(299)	(185,781)
Krispy Kreme Doughnuts, Inc.	(14,223)	(253,169)
L Brands, Inc.	(1,687)	(150,750)
Mattress Firm Holding Corp.	(2,776)	(164,006)
Restoration Hardware Holdings, Inc.	(2,563)	(220,854)
Texas Roadhouse, Inc.	(7,401)	(248,674)
The Cheesecake Factory, Inc.	(4,906)	(245,938)
The Wendy’s Co.	(26,815)	(271,368)

		(2,631,673)

SAVINGS & LOANS (-0.05%)
Astoria Financial Corp.	(10,422)	(137,258)
New York Community Bancorp, Inc.	(12,355)	(212,382)

		(349,640)

SEMICONDUCTORS (-0.01%)
Cirrus Logic, Inc.	(2,826)	(95,462)

SOFTWARE (-0.41%)
Acxiom Corp.	(6,299)	(109,981)
Aspen Technology, Inc.	(3,475)	(154,255)
athenahealth, Inc.	(1,909)	(234,158)

See Notes to Financial Statements.
48	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Shares	Value (Note 2)

SOFTWARE (-0.41%) (continued)
Blackbaud, Inc.	(8,107)	$(409,647)
Cerner Corp.	(2,950)	(211,839)
NetSuite, Inc.	(2,162)	(206,622)
Rackspace Hosting, Inc.	(5,420)	(292,138)
Red Hat, Inc.	(2,774)	(208,771)
Salesforce.com, Inc.	(4,661)	(339,414)
Synchronoss Technologies, Inc.	(4,956)	(227,381)
The Ultimate Software Group, Inc.	(1,162)	(193,148)
Tyler Technologies, Inc.	(1,855)	(226,217)
VMware, Inc., Class A	(437)	(38,500)

		(2,852,071)

STORAGE & WAREHOUSING (-0.02%)
Mobile Mini, Inc.	(3,714)	(143,138)

TELECOMMUNICATIONS (-0.18%)
Arista Networks, Inc.	(2,129)	(136,277)
CenturyLink, Inc.	(4,369)	(157,109)
Finisar Corp.	(8,628)	(175,407)
Frontier Communications Corp.	(25,430)	(174,450)
Sprint Corp.	(39,846)	(204,410)
Telefonica SA, Sponsored ADR	(12,589)	(190,849)
ViaSat, Inc.	(2,779)	(167,074)

		(1,205,576)

TOYS, GAMES & HOBBIES (-0.02%)
Mattel, Inc.	(4,885)	(137,562)

TRANSPORTATION (-0.12%)
Canadian Pacific Railway, Ltd.	(592)	(112,823)
Heartland Express, Inc.	(4,985)	(104,286)
JB Hunt Transport Services, Inc.	(2,431)	(211,983)
Kansas City Southern	(919)	(94,188)
Knight Transportation, Inc.	(3,595)	(103,896)
Old Dominion Freight Line, Inc.	(973)	(69,210)
Ryder System, Inc.	(1,218)	(116,149)

		(812,535)

TOTAL COMMON STOCKS (Proceeds $ 24,136,549)		(25,702,964)

TOTAL SECURITIES SOLD SHORT (Proceeds $ 24,136,549)		$(25,702,964)

SCHEDULE OF WRITTEN OPTIONS

	Number of Contracts	Exercise Price	Maturity Date	Value (Note 2)

WRITTEN OPTIONS
Call Options
Anadarko Petroleum Corp.	(25)	$97.50	08/21/2015	$(11,125)
Diamondback Energy, Inc.	(7)	85.00	06/19/2015	(2,345)
Diamondback Energy, Inc.	(38)	70.00	06/19/2015	(45,980)
EOG Resources, Inc.	(7)	92.50	07/17/2015	(6,300)

See Notes to Financial Statements.
Annual Report | April 30, 2015	49

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

	Number of Contracts	Exercise Price	Maturity Date	Value (Note 2)

WRITTEN OPTIONS (continued)
Call Options (continued)
Exxon Mobil Corp.	(54)	$87.50	07/17/2015	$(12,258)
Occidental Petroleum Corp.	(50)	80.00	05/15/2015	(9,500)

TOTAL WRITTEN OPTIONS (Proceeds $72,275)				$(87,508)

(a)	Non-income producing security.
(b)

Security position either entirely or partially held in a segregated account as collateral for securities sold short, written options, futures contracts, and total return swap contracts. Aggregate total market value of $22,674,464.

(c)	Less than 0.005%.
(d)

Security exempt from registration under rule 144A of the securities act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the market value of those securities was $2,678,392, representing 0.39% of the Fund’s net assets.

(e)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $3,254,354, representing 0.47% of net assets.

(f)	The rate shown on floating or adjustable rate securities represents the coupon rate at period end.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(h)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(i)	Includes cash which is being held as collateral for securities sold short, written options, and total return swap contracts.

FUTURES CONTRACTS

At April 30, 2015, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation

Equity Contracts
Mexican Bolsa Index Future	Long	35	06/22/2015	$1,014,411	$16,462
Fixed Income Contracts
Euro-BOBL Future	Short	9	06/09/2015	(1,301,608)	3,421
Euro-OAT Future	Long	8	06/09/2015	1,385,417	4,478
U.S. Long Bond Future	Short	4	06/22/2015	(638,375)	9,585
Foreign Currency Contracts
New Zealand Dollar Currency Future	Long	35	06/16/2015	2,659,300	162,986

				$3,119,145	$196,932

See Notes to Financial Statements.
50	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation

Equity Contracts
E-Mini S&P 500® Future	Short	33	06/22/2015	$(3,430,185)	$(20,870)
Euro STOXX 50® Index Future	Long	154	06/22/2015	6,169,746	(40,390)
FTSE® 100 Index Future	Short	17	06/22/2015	(1,808,125)	(42,157)
Russell 2000® E-Mini Future	Long	32	06/22/2015	3,892,480	(66,330)
SGX CNX Nifty Index Future	Long	155	05/29/2015	2,559,515	(23,142)
Tokyo Price Index Future	Short	8	06/12/2015	(1,064,322)	(54,323)
Fixed Income Contracts
Australian 10 Year Bond Future	Long	2	06/16/2015	154,076	(232)
Australian 3 Year Bond Future	Long	2	06/16/2015	155,215	(197)
Canadian 10 Year Bond Future	Long	4	06/22/2015	464,915	(6,906)
Canadian 5 Year Bond Future	Long	2	06/22/2015	203,581	(1,861)
Euro-BTP Future	Long	17	06/09/2015	2,641,459	(6,709)
Long Gilt Future	Long	2	06/29/2015	362,629	(1,416)
Short Gilt Future	Long	2	06/29/2015	319,035	(65)
U.S. 10 Year Note Future	Short	46	06/22/2015	(5,905,250)	(14,840)
U.S. 5 Year Note Future	Short	23	07/01/2015	(2,763,054)	(14,786)
Foreign Currency Contracts
Australian Dollar Currency Future	Short	32	06/16/2015	(2,526,720)	(116,105)
British Pound Currency Future	Short	37	06/16/2015	(3,550,613)	(95,408)
Euro FX Currency Future	Short	43	06/16/2015	(6,055,475)	(387,409)
Japanese Yen Currency Future	Short	135	06/16/2015	(14,137,875)	(211,756)
Swiss Franc Currency Future	Short	18	06/16/2015	(2,420,325)	(186,021)

				$(26,739,293)	$(1,290,923)

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Depreciation

Morgan Stanley	Impala Segregated Portfolio(a)	$61,888,446	1-Month LIBOR BBA	03/20/2019	$(1,140,245)
Morgan Stanley	Melchior Segregated Portfolio(b)	56,886,548	1-Month LIBOR BBA	03/20/2019	(218,762)
Morgan Stanley	Trilogy Segregated Portfolio(c)	113,351,365	1-Month LIBOR BBA	09/02/2015	(395,784)

		$232,126,359			$(1,754,791)

*

The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund.

(a)

European equity long/short strategy that employs a flexible, low-net strategy (0% to 50%), and long exposure will vary between 60% and 100%. The portfolio is primarily comprised of large and mid-cap stocks listed on European exchanges.

(b)

Global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.

(c)

Absolute return, long volatility options strategy. The strategy employs three underlying strategies with most of the exposure to a collared equity strategy. The strategy purchases a basket of large cap stocks, sell out-of-the-money call options, and buy out-of-the-money put options. The strategy also employs an options income strategy that involves selling short duration, near-the-money call spreads and put spreads.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AQR - AQR Capital Management LLC.

A/S - Aktieselskab is the Danish term for Joint Stock Company.

AS - Anonim Sirketi is the Turkish term for Joint Stock Company.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

BBA - British Bankers Association.

See Notes to Financial Statements.
Annual Report | April 30, 2015	51

Redmont Resolute Fund II	Schedule of Investments
April 30, 2015

BOBL - Bundesobligationen is the German word for a German government security issued with a 5 year maturity.

BTP - Bonds offered by the government of Italy.

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

CNX Nifty - The National Stock Exchange of India’s benchmark stock market index for Indian equity market.

ETF - Exchange Traded Fund.

FPA - First Pacific Advisors LLC.

FTSE - Financial Times and the London Stock Exchange.

JSC - Joint Stock Company.

KGaA - Kommanditgesellschaft Auf Aktien is the German term for a partnership limited by shares.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OAT - Obligations Assimilables du Tresor is the French term for Long-term French government bonds.

OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.

PCL - A rearrangement of the letters for Public Limited Company, used in Thailand.

PIMCO - Pacific Investment Management Company.

PLC - Public Limited Company.

PT - Perseroan Terbata is the Indonesian term for limited liability company.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAA - Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.

SCS - Societe en Commandite Simple is the French term for limited partnership.

SE - SE Regulation. A European company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SGX - Singapore Exchange.

SOC - State owned company.

SpA - Societa per Azione.

SPDR - Standard & Poor’s Depositary Receipt.

STOXX 50 - A stock index representing 50 of the largest companies in Europe based on market capitalization.

See Notes to Financial Statements.
52	www.redmontfunds.com

Redmont Funds	Statements of Assets and Liabilities
April 30, 2015

	Redmont Resolute Fund I	Redmont Resolute Fund II

ASSETS
Investments, at value	$2,835,423	$613,621,259
Deposits with brokers for securities sold short and written options	159,259	26,514,766
Deposits with brokers for total return swap contracts	358,000	80,860,000
Foreign currency, at value (Cost $– and $18,307, respectively)	–	18,378
Receivable for investments sold	16,307	2,905,377
Receivable due from adviser	10,378	–
Receivable for dividends	614	394,512
Other assets	13,008	4,465

Total assets	3,392,989	724,318,757

LIABILITIES
Securities sold short (Proceeds $148,268 and $24,136,549, respectively)	158,177	25,702,964
Written options, at value (Premiums received $– and $72,275, respectively)	–	87,508
Unrealized depreciation on total return swap contracts	8,679	1,754,791
Investment advisory fees payable	–	365,638
Distributions and service fees payable	140	N/A
Payable for dividend expense on securities sold short	76	12,433
Payable for interest expense on total return swap contracts	2,282	606,846
Payable for investments purchased	32,999	6,352,567
Variation margin payable	1,850	53,176
Trustee fees and expenses payable	29	5,183
Chief compliance officer fee payable	22	4,029
Principal financial officer fees payable	5	829
Administration fees payable	2,061	38,356
Transfer agent fees payable	5,952	4,856
Professional fees payable	12,539	26,237
Custody fees payable	4,583	20,032
Accrued expenses and other liabilities	2,388	17,789

Total liabilities	231,782	35,053,234

NET ASSETS	$3,161,207	$689,265,523

NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$2,932,701	$650,175,543
Accumulated net income	6,987	4,809,515
Accumulated net realized gain on investments, securities sold short, written options, futures contracts, total return swap contracts, and foreign currency transactions	90,806	7,628,211
Net unrealized appreciation on investments, securities sold short, written options, futures contracts, total return swap contracts, and translation of assets and liabilities in foreign currency transactions	130,713	26,652,254

NET ASSETS	$3,161,207	$689,265,523

INVESTMENTS, AT COST	$2,677,112	$582,539,881

See Notes to Financial Statements.
Annual Report | April 30, 2015	53

Redmont Funds	Statements of Assets and Liabilities
April 30, 2015

	Redmont Resolute Fund I	Redmont Resolute Fund II

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$10.91	N/A
Net Assets	$401,311	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	36,772	N/A
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.54	N/A
Class I:
Net Asset Value, offering and redemption price per share	$10.80	$11.32
Net Assets	$2,759,896	$689,265,523
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	255,492	60,903,896

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.
54	www.redmontfunds.com

Redmont Funds	Statements of Operations
For the Year Ended April 30, 2015

	Redmont Resolute Fund I	Redmont Resolute Fund II

INVESTMENT INCOME
Dividends	$48,903	$13,759,521
Interest	26	230,497
Foreign taxes withheld	(61)	(48,107)

Total investment income	48,868	13,941,911

EXPENSES
Investment advisory fees (Note 7)	53,173	9,882,247
Broker fees and charges on securities sold short	1,050	167,198
Administration fees	13,964	311,677
Transfer agency fees	45,770	38,572
Distribution and service fees
Class A	1,292	N/A
Professional fees	13,664	40,863
Custody fees	22,582	82,192
Reports to shareholders and printing fees	1,421	13,375
Trustee fees and expenses	108	19,736
Registration/filing fees	28,503	3,109
Chief compliance officer fees	249	47,150
Principal financial officer fees	67	9,953
Dividend expense on securities sold short	2,852	463,601
Other	7,484	20,071

Total expenses before waivers	192,179	11,099,744
Less fees waived/reimbursed by investment adviser (Note 7)
Class A	(12,062)	N/A
Class I	(119,860)	(8,950,885)

Total net expenses	60,257	2,148,859

NET INVESTMENT INCOME/(LOSS)	(11,389)	11,793,052

Net realized gain on investments	146,810	8,702,792
Net realized loss on securities sold short	(8,702)	(1,389,237)
Net realized gain on written options	–	56,752
Net realized gain on futures contracts	25,101	4,041,829
Net realized gain on total return swap contracts	43,942	8,036,873
Net realized loss on foreign currency transactions	–	(43,275)
Net realized capital gain distributions from other investment companies	13,702	3,191,369
Net change in unrealized depreciation on investments	(66,949)	(4,220,586)
Net change in unrealized depreciation on securities sold short	(2,149)	(359,419)
Net change in unrealized appreciation on written options	–	30,520
Net change in unrealized depreciation on futures contracts	(9,010)	(1,093,991)
Net change in unrealized depreciation on total return swap contracts	(9,914)	(1,963,997)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	–	1,306

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	132,831	14,990,936

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,442	$26,783,988

See Notes to Financial Statements.
Annual Report | April 30, 2015	55

Redmont Funds	Statements of Changes in Net Assets

	Redmont Resolute Fund I

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014

OPERATIONS
Net investment loss	$(11,389)	$(13,472)
Net realized gain on investments, securities sold short, futures contracts, and total return swap contracts	207,151	1,493
Net realized gain distributions from other investment companies	13,702	31,794
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, futures contracts, and total return swap contracts	(88,022)	44,042

Net increase in net assets resulting from operations	121,442	63,857

DISTRIBUTIONS (NOTE 4)
Net investment income
Class I	(2,014)	–
Net realized gains on investments
Class A	(19,271)	(291)
Class I	(62,548)	(35,858)

Net decrease in net assets from distributions	(83,833)	(36,149)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	828,298	81,978
Class I	187,065	1,070,517
Dividends reinvested
Class A	19,271	291
Class I	64,562	35,858
Shares redeemed, net of redemption fees
Class A	(541,265)	–
Class I	(1,687,672)	(179,407)

Net increase/(decrease) in net assets derived from beneficial interest transactions	(1,129,741)	1,009,237

Net increase/(decrease) in Net Assets	(1,092,132)	1,036,945
NET ASSETS:
Beginning of period	4,253,339	3,216,394

End of period*	$3,161,207	$4,253,339

* Includes accumulated net investment income/(loss) of:	$6,987	$(24,033)

See Notes to Financial Statements.
56	www.redmontfunds.com

Redmont Funds	Statements of Changes in Net Assets

	Redmont Resolute Fund II

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014

OPERATIONS
Net investment income	$11,793,052	$7,169,861
Net realized gain/(loss) on investments, securities sold short, written options, futures contracts, total return swap contracts, and foreign currency transactions	19,405,734	(5,891,610)
Net realized gain distributions from other investment companies	3,191,369	5,662,182
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written options, futures contracts, total return swap contracts, and translation of assets and liabilities in foreign currency transactions	(7,606,167)	10,861,443

Net increase in net assets resulting from operations	26,783,988	17,801,876

DISTRIBUTIONS (NOTE 4)
Net investment income
Class I	(14,088,339)	(6,549,225)
Net realized gains on investments
Class I	(4,443,526)	(4,724,816)

Net decrease in net assets from distributions	(18,531,865)	(11,274,041)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	97,459,393	278,165,907
Dividends reinvested
Class I	18,500,507	11,258,768
Shares redeemed, net of redemption fees
Class I	(39,895,825)	(137,322,440)

Net increase in net assets derived from beneficial interest transactions	76,064,075	152,102,235

Net increase in Net Assets	84,316,198	158,630,070
NET ASSETS:
Beginning of period	604,949,325	446,319,255

End of period*	$689,265,523	$604,949,325

* Includes accumulated net investment income/(loss) of:	$4,809,515	$(965,202)

See Notes to Financial Statements.
Annual Report | April 30, 2015	57

Redmont Resolute Fund I	Financial Highlights
For a share outstanding throughout the periods presented

	Class A

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period Ended April 30, 2012(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.61	$10.63	$10.17	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment loss(b)	(0.18)	(0.10)	(0.04)	(0.07)
Net realized and unrealized gain on investments	0.39	0.17	0.52	0.24

Total from Investment Operations	0.21	0.07	0.48	0.17

LESS DISTRIBUTIONS
Net investment income	–	–	(0.03)	–
Net realized gain on investments	(0.23)	(0.09)	(0.00)(c)	–

Total Distributions	(0.23)	(0.09)	(0.03)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.32	–	0.01	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.30	(0.02)	0.46	0.17

NET ASSET VALUE, END OF PERIOD	$10.91	$10.61	$10.63	$10.17

TOTAL RETURN(d)	5.05%	0.70%	4.81%	1.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$401	$104	$21	$1
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(e)	5.81% (f)	5.38% (f)	6.47%	689.76%	(g)
Operating expenses including reimbursement/waiver(e)	2.08% (f)	2.08% (f)	2.30%	2.30%	(g)
Net investment loss including reimbursement/waiver(e)	(1.66)%	(0.99)%	(0.38)%	(2.21)%	(g)
PORTFOLIO TURNOVER RATE	83%	91%	25%	13%	(h)

(a)	The Fund’s inception was December 30, 2011.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Dividend and interest expense on securities sold short totaled 0.11% and 0.08% of average net assets for the years ended April 30, 2015 and 2014, respectively.
(g)	Annualized.
(h)	Not Annualized.

See Notes to Financial Statements.
58	www.redmontfunds.com

Redmont Resolute Fund I	Financial Highlights
For a share outstanding throughout the periods presented

	Class I

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period Ended April 30, 2012(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.70	$10.65	$10.18	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment loss(b)	(0.02)	(0.04)	(0.02)	(0.06)
Net realized and unrealized gain on investments	0.36	0.18	0.52	0.24

Total from Investment Operations	0.34	0.14	0.50	0.18

LESS DISTRIBUTIONS
Net investment income	(0.01)	–	(0.03)	–
Net realized gain on investments	(0.23)	(0.09)	(0.00)(c)	–

Total Distributions	(0.24)	(0.09)	(0.03)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00(c)	–	–	–

NET INCREASE IN NET ASSET VALUE	0.10	0.05	0.47	0.18

NET ASSET VALUE, END OF PERIOD	$10.80	$10.70	$10.65	$10.18

TOTAL RETURN(d)	3.16%	1.36%	4.96%	1.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$2,760	$4,149	$3,195	$951
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(e)	5.38% (f)	4.85% (f)	5.87%	19.86%	(g)
Operating expenses including reimbursement/waiver(e)	1.66% (f)	1.73% (f)	1.90%	1.90%	(g)
Net investment loss including reimbursement/waiver(e)	(0.19)%	(0.35)%	(0.23)%	(1.78)%	(g)
PORTFOLIO TURNOVER RATE	83%	91%	25%	13%	(h)

(a)	The Fund’s inception was December 30, 2011.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Dividend and interest expense on securities sold short totaled 0.11% and 0.08% of average net assets for the years ended April 30, 2015 and 2014, respectively.
(g)	Annualized.
(h)	Not Annualized.

See Notes to Financial Statements.
Annual Report | April 30, 2015	59

Redmont Resolute Fund II	Financial Highlights
For a share outstanding throughout the periods presented

	Class I

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period Ended April 30, 2012(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$11.18	$11.05	$10.34	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment income/(loss)(b)	0.20	0.13	0.11	(0.03)
Net realized and unrealized gain on investments	0.26	0.19	0.68	0.37

Total from Investment Operations	0.46	0.32	0.79	0.34

LESS DISTRIBUTIONS
Net investment income	(0.24)	(0.11)	(0.08)	–
Net realized gain on investments	(0.08)	(0.08)	–	–

Total Distributions	(0.32)	(0.19)	(0.08)	–

NET INCREASE IN NET ASSET VALUE	0.14	0.13	0.71	0.34

NET ASSET VALUE, END OF PERIOD	$11.32	$11.18	$11.05	$10.34

TOTAL RETURN(c)	4.16%	2.85%	7.65%	3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$689,266	$604,949	$446,319	$78,498
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	1.68% (e)	1.69% (e)	1.32%	1.63%	(f)
Operating expenses including reimbursement/waiver(d)	0.33% (e)	0.29% (e)	0.22%	1.13%	(f)
Net investment income/(loss) including reimbursement/waiver(d)	1.79%	1.19%	1.08%	(0.97)%	(f)
PORTFOLIO TURNOVER RATE	54%	114%	51%	18%	(g)

(a)	The Fund’s inception was December 30, 2011.
(b)	Calculated using the average shares method.
(c)	Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Dividend and interest expense on securities sold short totaled 0.10% and 0.08% of average net assets for the years ended April 30, 2015 and 2014, respectively.
(f)	Annualized.
(g)	Not Annualized.

See Notes to Financial Statements.
60	www.redmontfunds.com

Redmont Funds	Notes to Financial Statements
April 30, 2015

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2015, the Trust has 30 registered funds. This annual report describes the Redmont Resolute Fund I and Redmont Resolute Fund II (each a “Fund” and collectively, the “Funds”). The Funds seek to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Redmont Resolute Fund I offers Class A and Class I shares and the Redmont Resolute Fund II offers Class I shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked prices.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | April 30, 2015	61

Redmont Funds	Notes to Financial Statements
April 30, 2015

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2015:

Redmont Resolute Fund I

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$354,801	$–	$–	$354,801
Exchange Traded Funds	306,253	–	–	306,253
Limited Partnerships*	804	–	–	804
Open-End Mutual Funds	1,764,631	–	–	1,764,631
Short Term Investments
Money Market Funds	68,493	–	–	68,493
U.S. Treasury Bills	–	4,990	–	4,990

Total	$2,494,982	$4,990	$–	$2,499,972

Other Financial Instruments

Liabilities:
Common Stocks Sold Short*	(158,177)	–	–	(158,177)
Futures Contracts	(9,010)	–	–	(9,010)
Total Return Swap Contracts	–	(8,679)	–	(8,679)

Total	$(167,187)	$(8,679)	$–	$(175,866)

Redmont Resolute Fund II

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$97,164,630	$–	$–	$97,164,630
Exchange Traded Funds	251,272	–	–	251,272
Limited Partnerships*	131,925	–	–	131,925
Open-End Mutual Funds	427,331,284	–	–	427,331,284
Preferred Stocks*	125,114	–	–	125,114
Asset-Backed Securities	–	2,215,400	–	2,215,400
Corporate Bonds	–	14,294,788	–	14,294,788
Foreign Government Bonds	–	260,987	–	260,987
Government Bonds	–	1,221,434	–	1,221,434
Short Term Investments
Money Market Funds	14,293,146	–	–	14,293,146
U.S. Treasury Bills	–	3,891,946	–	3,891,946

Total	$539,297,371	$21,884,555	$–	$561,181,926

62	www.redmontfunds.com

Redmont Funds	Notes to Financial Statements
April 30, 2015

Other Financial Instruments

Assets:
Futures Contracts	$196,932	$–	$–	$196,932
Liabilities:
Common Stocks Sold Short*	(25,702,964)	–	–	(25,702,964)
Written Options	(87,508)	–	–	(87,508)
Futures Contracts	(1,290,923)	–	–	(1,290,923)
Total Return Swap Contracts	–	(1,754,791)	–	(1,754,791)

Total	$(26,884,463)	$(1,754,791)	$–	$(28,639,254)

*	For detailed Industry descriptions, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2015, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion its average daily net assets.

Annual Report | April 30, 2015	63

Redmont Funds	Notes to Financial Statements
April 30, 2015

Short Sales: Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for each Fund to avoid or reduce taxes.

Each Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Funds primarily enter into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract.

Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

Each Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at April 30, 2015 are disclosed in the Schedule of Investments.

Each Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss.

64	www.redmontfunds.com

Redmont Funds	Notes to Financial Statements
April 30, 2015

Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Written option activity for the year ended April 30, 2015 was as follows:

Redmont Resolute Fund II

	Written Call Options

	Contracts	Premiums

Outstanding, April 30, 2014	(121)	$55,327
Written	(539)	262,824
Covered	146	(70,990)
Exercised	230	(122,290)
Expired	103	(52,596)

Outstanding, April 30, 2015	(181)	$72,275

Futures: Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Annual Report | April 30, 2015	65

Redmont Funds	Notes to Financial Statements
April 30, 2015

Risk Exposure: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statements of Assets and Liabilities as of April 30, 2015:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value		Liability Derivatives Statements of Assets and Liabilities Location	Fair Value

Redmont Resolute Fund I
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$–		Unrealized depreciation on total return swap contracts	$8,679
Futures Contracts *	Unrealized appreciation on futures contracts	–		Unrealized depreciation on futures contracts	9,010(a)

Total		$–			$17,689

	* Risk Exposure to Fund
	Foreign Currency Contracts	$–			$9,010

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value		Liability Derivatives Statements of Assets and Liabilities Location	Fair Value

Redmont Resolute Fund II
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$–		Unrealized depreciation on total return swap contracts	$1,754,791
Equity Contracts (Written Options)	N/A	N/A		Written options, at value	87,508
Futures Contracts *	Unrealized appreciation on futures contracts	196,932	(a)	Unrealized depreciation on futures contracts	1,290,923(a)

Total		$196,932			$3,133,222

	* Risk Exposure to Fund
	Equity Contracts	$16,462			$247,212
	Fixed Income Contracts	17,484			47,012
	Foreign Currency Contracts	162,986			996,699

		$196,932			$1,290,923

(a)

Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. The value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of April 30, 2015.

66	www.redmontfunds.com

Redmont Funds	Notes to Financial Statements
April 30, 2015

The effect of derivatives instruments on the Statements of Operations for the year ended April 30, 2015:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Redmont Resolute Fund I
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$43,942	$(9,914)
Futures Contracts*	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	25,101	(9,010)

Total		$69,043	$(18,924)

	*Risk Exposure to Fund
	Domestic Currency Contracts	$4,308	$–
	Foreign Currency Contracts	20,793	(9,010)

		$25,101	$(9,010)

Redmont Resolute Fund II
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$8,036,873	$(1,963,997)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	56,752	30,520
Futures Contracts*	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	4,041,829	(1,093,991)

Total		$12,135,454	$(3,027,468)

	*Risk Exposure to Fund
	Equity Contracts	$876,693	$(230,750)
	Fixed Income Contracts	275,614	(29,528)
	Foreign Currency Contracts	2,889,522	(833,713)

		$4,041,829	$(1,093,991)

Annual Report | April 30, 2015	67

Redmont Funds	Notes to Financial Statements
April 30, 2015

Volume of Derivative Instruments for the Funds during the year ended April 30, 2015 was as follows:

Derivative Type	Unit of Measurement	Monthly Average

Redmont I
Equity Swap Contracts	Notional Quantity	1,279,351

Derivative Type	Unit of Measurement	Monthly Average

Redmont II
Equity Swap Contracts	Notional Quantity	222,888,168
Written Option Contracts	Contracts	(124)

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2015:

Redmont Resolute Fund I
Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset (a)	Cash Collateral Pledged(a)	Net Payable Amount

Total Return Swap Contracts	$8,679		$8,679	$–	$(8,679)	$–

Total	$8,679		$8,679	$–	$(8,679)	$–

Redmont Resolute Fund II
Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset (a)	Cash Collateral Pledged(a)	Net Payable Amount

Total Return Swap Contracts	$1,754,791		$1,754,791	$–	$(1,754,791)	$–

Total	$1,754,791		$1,754,791	$–	$(1,754,791)	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

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Redmont Funds	Notes to Financial Statements
April 30, 2015

4. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differing book and tax treatment of certain investments. The reclassifications were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Paid-in Capital

Redmont Resolute Fund I	$44,423	$(44,423)	$–
Redmont Resolute Fund II	8,070,004	(8,137,611)	67,607

Tax Basis of Investments: As of April 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Depreciation of Derivatives and Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes

Redmont Resolute Fund I	$177,245	$(24,108)	$(27,598)	$125,539	$2,682,286
Redmont Resolute Fund II	37,341,594	(7,806,446)	(4,429,124)	25,106,024	584,086,111

Components of Earnings: As of April 30, 2015, components of distributable earnings were as follows:

	Accumulated Capital Gains	Undistributed Ordinary Income	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences

Redmont Resolute Fund I	$74,911	$17,527	$125,539	$10,529
Redmont Resolute Fund II	8,100,125	4,557,865	25,106,024	1,325,966

Capital Losses: As of April 30, 2015, the Funds have no accumulated capital loss carryforwards.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2015, were as follows:

	Ordinary Income	Long-Term Capital Gains

Redmont Resolute Fund I	$20,460	$63,373
Redmont Resolute Fund II	14,088,339	4,443,526

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gains

Redmont Resolute Fund I	$24,591	$11,558
Redmont Resolute Fund II	8,831,574	2,442,467

Annual Report | April 30, 2015	69

Redmont Funds	Notes to Financial Statements
April 30, 2015

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the year ended April 30, 2015 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities

Redmont Resolute Fund I	$2,279,076	$3,312,525
Redmont Resolute Fund II	338,073,732	277,682,045

Purchases and sales of U.S. Government Obligations during the year ended April 30, 2015 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities

Redmont Resolute Fund I	$–	$–
Redmont Resolute Fund II	3,067,387	1,618,139

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in common shares were as follows:

Redmont Resolute Fund I

Class A:	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014

Common Shares Outstanding - Beginning of Period	9,794	2,016
Common Shares Sold	76,910	7,751
Common Shares Issued as Reinvestment of Dividends	1,832	27
Common Shares Redeemed	(51,764)	–

Common Shares Outstanding - End of Period	36,772	9,794

Class I:	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014

Common Shares Outstanding - Beginning of Period	387,727	299,893
Common Shares Sold	17,365	101,486
Common Shares Issued as Reinvestment of Dividends	6,068	3,354
Common Shares Redeemed	(155,668)	(17,006)

Common Shares Outstanding - End of Period	255,492	387,727

Redmont Resolute Fund II
Class I:	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014

Common Shares Outstanding - Beginning of Period	54,134,098	40,383,121
Common Shares Sold	8,615,477	25,080,731
Common Shares Issued as Reinvestment of Dividends	1,660,728	1,013,390
Common Shares Redeemed	(3,506,407)	(12,343,144)

Common Shares Outstanding - End of Period	60,903,896	54,134,098

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Redmont Funds	Notes to Financial Statements
April 30, 2015

Shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. For the year ended April 30, 2014 and the year ended April 30, 2015, the Funds retained fees as follows:

Fund	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014

Redmont Resolute Fund I	$10,019	$–
Redmont Resolute Fund II	–	–

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

Highland Associates, Inc. (“Highland” or the Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for each Fund.

The Adviser entered into an Investment Sub-Advisory Agreement with Robeco Investment Management, Inc. (“Robeco”) and with Pinebridge Investments LLC (“Pinebridge). The Investment Sub-Advisory Agreements are in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. The Adviser determines the allocation of each Fund’s assets among Robeco, Pinebridge and other open-end investment companies. The Funds are not required to invest with any minimum number of sub-advisers or open-end investment companies, and do not have minimum or maximum limitations with respect to allocations of assets to Robeco and Prinebridge (collectively the “Sub-Advisors”), investment strategy or market sector. Highland may change the allocation of each of the Fund’s assets among the available investment options, and may add or remove sub-advisers, at any time. The Sub-Advisors are responsible for the day-to-day management of its allocated portion of Fund assets. Highland has ultimate responsibility, subject to the oversight of the Board of the Funds, to oversee the Sub-Advisors, and to recommend their hiring, termination and replacement.

Pursuant to the each Investment Sub-Advisory Agreement, the Adviser pays the Sub-Advisors an annual sub-advisory management fee which is based on each Fund’s average quarterly market value of the assets managed by the Sub-Advisors. The Adviser is required to pay all fees due to Sub-Advisors out of the management fee the Adviser receives from each Fund. The following table reflects the Funds’ contractual sub-advisory fee rates.

Sub-Advisers	Average Daily Market Value of the Fund	Contractual Sub-Advisory Fee

	First $50 Million	0.55%
Pinebridge Investments LLC	Over $50 Million	0.50%
	First $50 Million	1.25%
Robeco Investment Management, Inc.	Over $50 Million	1.00%

The Adviser has agreed, with respect to Redmont Resolute Fund I’s Class A and Class I shares, to contractually to waive the portion of its 1.50% Management Fee in excess of the sum of 0.50% plus any sub-advisory fees paid by the Adviser to the Sub-Advisors, and/or reimburse the Fund (or class, as applicable) by the amount of such excess. In addition, after giving effect to the foregoing fee waiver and/or expense reimbursement, the Adviser has contractually agreed to limit the amount of the Fund’s total annual expenses (exclusive of Distribution and Service (12b-1) Fees, shareholder services fees, swap fees and expenses, acquired fund fees and expenses, sub-advisory fees, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.40% of the average daily net assets. The agreement is in effect through August 31, 2017. Pursuant to this agreement, the Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

The Adviser has agreed, with respect to the Redmont Resolute Fund II Class I shares, to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to Sub-Advisors. This agreement is in effect through August 31, 2017.

Annual Report | April 30, 2015	71

Redmont Funds	Notes to Financial Statements
April 30, 2015

For the year ended April 30, 2015, the fee waivers and/or reimbursements were as follows:

	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser

Redmont Resolute Fund I - Class A	$ (12,062)	$–
Redmont Resolute Fund I - Class I	(119,860)	–
Redmont Resolute Fund II - Class I	(8,950,885)	–

As of April 30, 2015, the balances of recoupable expenses for each Fund were as follows:

	Expires 2016	Expires 2017	Expires 2018	Total

Redmont Resolute Fund I - Class A	$2,377	$801	$9,323	$12,501
Redmont Resolute Fund I - Class I	61,265	83,109	92,586	236,960

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2015 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Redmont Resolute Fund I has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for Class A shares. The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A shares, if any, and Plan fees may cost an investor more than other types of sales charges.

The Redmont Resolute Fund I has adopted a shareholder services plan (“Shareholder Services Plan”) for Class A shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statement of Operations.

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Redmont Funds	Notes to Financial Statements
April 30, 2015

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2015	73

Redmont Funds	Report of Independent Registered Accounting Firm
April 30, 2015

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Redmont Resolute Fund I and Redmont Resolute Fund II (the “Funds”), two of the portfolios constituting Financial Investors Trust, as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 30, 2011 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Redmont Resolute Fund I and Redmont Resolute Fund II of Financial Investors Trust as of April 30, 2015, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from December 30, 2011 (inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2015

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Redmont Funds	Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2015 (Unaudited)

On December 9, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Highland Associates, Inc. (“Highland”) (the “Investment Advisory Agreement”), and the investment sub-advisory agreement among the Trust, Highland and Robeco Investment Management, Inc. (“Robeco”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement, and other related materials.

In renewing and approving the Investment Advisory Agreement with Highland, and the Sub-Advisory Agreement with Robeco, the Trustees, including the Independent Trustees, considered the following factors with respect to the Redmont Resolute Funds (the “Redmont Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Redmont Funds, to Highland of 1.50% of each of the Redmont Funds’ daily average net assets, in light of the extent and quality of the advisory services to be provided by Highland to the Redmont Funds. The Trustees also reviewed and considered the contractual annual sub-advisory fee to be paid by Highland to Robeco of 1.25% of each of the Redmont Fund’s daily average net assets allocated to Robeco up to $50 million, and 1.00% of each of the Redmont Fund’s daily average net assets allocated to Robeco above $50 million, in light of the extent and quality of the advisory services to be provided by it to the Redmont Funds.

The Trustees also considered the fee structures applicable to Highland’s other clients employing a comparable strategy to that of the Redmont Funds.

The Trustees considered the information they received comparing the Redmont Funds contractual annual advisory fee and overall net expenses with those of funds in both the relevant expense peer group provided by an independent provider of investment company data.

Based on such information, the Trustees determined that the contractual annual advisory fee of 1.50% of the daily average net assets of each of the Redmont Funds and the total net expense ratio of 1.55% for Class I Shares of Redmont Fund I and 1.95% for Class A Shares of Redmont Fund I, although generally higher than each respective peer group median, were reasonable in light of the services provided by Highland. The Trustees also determined that the annual advisory fee of 1.50%, which was currently waived by Highland in its entirety, and total net expense ratio of 0.26%, for Redmont Fund II, was significantly lower than the Fund’s peer group median. Based on such information, the Trustees further determined that the fees payable to Robeco by Highland were within an acceptable range.

Nature, Extent and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services provided by Highland and Robeco to the Redmont Funds under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by Highland and Robeco in their presentations, including their Form ADVs, financial statements and Compliance Policies and Procedures. The Trustees reviewed and considered Highland’s and Robeco’s investment advisory personnel, their histories as asset managers, their performance and the amount of assets currently under management by Highland and Robeco. The Trustees also reviewed the research and decision-making processes utilized by Highland and Robeco, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Redmont Funds.

The Trustees considered the background and experience of Highland’s and Robeco’s management in connection with the Redmont Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Redmont Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying Compliance-related materials and further noted that they have received reports on these services and Compliance issues at each regular Board meeting throughout the year related to the services rendered by Highland and Robeco with respect to the Redmont Funds.

Performance:  The Trustees reviewed performance information for each Redmont Fund for the three-month and 1-year periods ended September 30, 2014. That review included a comparison of each Redmont Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted that although each Redmont Fund generally underperformed against funds identified by an independent provider of investment company data, each Redmont Fund’s performance was within an acceptable range of the performance of the funds in the applicable peer universe provided by an independent provider of investment company data.

Total Expense Ratios and the Adviser’s Profitability: The Trustees received and considered information provided by an independent provider of investment company data comparing the Redmont Funds’ total expense ratios against their respective expense groups, as well as a profitability analysis prepared by Highland and Robeco based on the fees payable under the Investment Advisory and Sub-Advisory Agreements. The Trustees considered the profits, if any, realized by Highland and Robeco in connection with the operation of the Redmont Funds. The Trustees noted that although the Redmont Funds are not currently profitable to Highland, Highland had affirmed its ongoing commitment to the Redmont Funds. The

Annual Report | April 30, 2015	75

Redmont Funds	Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2015 (Unaudited)

Board then reviewed Highland’s and Robeco’s financial statements in order to analyze the financial condition and stability and profitability of Highland and Robeco.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Redmont Funds will be passed along to the shareholders under the proposed agreements, and noted that economies primarily resulted from the fact that each Redmont Fund was managed with the same investment strategies and policies.

Other Benefits to the Adviser and Sub-Adviser:  The Trustees reviewed and considered any other incidental benefits derived or to be derived by Highland and Robeco from their relationship with the Redmont Funds, including soft dollar arrangements.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Highland and the Sub-Advisory Agreement with Robeco. In selecting Highland and Robeco, and approving the Investment Advisory and Sub-advisory Agreements and fees applicable under each agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory and Sub-Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●

the investment advisory fees to be received by Highland with respect to the Redmont Funds were, although higher than applicable peer group medians, within an acceptable range of the median when considered in light of Highland’s agreement to waive fees and/or reimburse total fund expenses with respect to Redmont Fund I, and Highland’s agreement to waive its advisory fee altogether in connection with Redmont Fund II, and in light of each Redmont Fund’s performance relative to its peer group;

●	Robeco’s fees under the Sub-Advisory Agreement would be paid directly by Highland;
●

the nature, extent and quality of services to be rendered by the nature, extent and quality of services rendered by Highland under the Investment Advisory Agreement and Robeco under the Sub-Advisory Agreement were adequate;

●

the performance of the Redmont Funds slightly underperformed, but was within an acceptable range of the performance of the funds in the applicable peer universe provided by an independent provider of investment company data;

●

the profit, if any, anticipated to be realized by Highland and Robeco in connection with the operation of the Redmont Funds is not unreasonable to the Trust, and Highland’s commitment to the Redmont Funds despite any losses; and

●

to the extent there were any material economies of scale or other benefits accruing to Highland in connection with its relationship with the Redmont Funds, their benefits had been substantially passed through to shareholders, and there were no material economies of scale or other incidental benefits accruing to Robeco in connection with its relationship with the Redmont Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the compensation to Highland and Robeco for investment advisory and sub-advisory services, respectively, is consistent with the best interests of each of the Redmont Funds and their shareholders.

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Redmont Funds	Additional Information
April 30, 2015 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http:// www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	QDI	DRD

Redmont Resolute Fund I	66.09%	34.65%
Redmont Resolute Fund II	20.65%	8.94%

In early 2015, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Redmont Resolute I designates $63,373 and Redmont Resolute II designates $4,443,526 as long-term capital gain distributions.

Annual Report | April 30, 2015	77

Redmont Funds	Trustees & Officers
April 30, 2015 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 866-759-5679.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 3) and any other investment companies for which Highland Associates, Inc., Robeco Investment Management, Inc. and/or PineBridge Investment LLC provides investment advisory services (currently none).

78	www.redmontfunds.com

Redmont Funds	Trustees & Officers
April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	30	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds) and Reaves Utility Income Fund (1 fund).

Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				30	None.

Annual Report | April 30, 2015	79

Redmont Funds	Trustees & Officers
April 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				35	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 3) and any other investment companies for which Highland Associates, Inc., Robeco Investment Management, Inc. and/or PineBridge Investment LLC provides investment advisory services (currently none).

80	www.redmontfunds.com

Redmont Funds	Trustees & Officers
April 30, 2015 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***

Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.

Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust, ALPS ETF Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

Annual Report | April 30, 2015	81

Seafarer Overseas Growth
and Income Fund

Investor Class	SFGIX
Institutional Class	SIGIX

ANNUAL REPORT
April 30, 2015

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

April 30, 2015

LETTER TO SHAREHOLDERS

May 10, 2015

Dear Fellow Shareholders,

I am pleased to address you again on behalf of the Seafarer Overseas Growth and Income Fund. This report addresses the Fund’s 2014-15 fiscal year (May 1, 2014 to April 30, 2015).

During the fiscal year period, the Fund returned 12.76%, while the Fund’s benchmark, the MSCI Emerging Markets Total Return Index, rose 8.17%.1 By way of broader comparison, the S&P 500 Index increased 12.98%.

The Fund began the fiscal year with a net asset value of $11.59 per share. During the ensuing twelve months, the Fund paid two distributions: $0.075 per share in June 2014 and $0.282 per share in December 2014. Those payments brought the cumulative distribution per share, as measured from the Fund’s inception2 to the end of the fiscal year, to $1.031. The Fund finished the fiscal year with a value of $12.66 per share.3

Performance Review

The Fund’s performance during the fiscal year could be summarized as a tale of two halves. During the first half of the year, the Fund and its benchmark index surged higher, only to surrender the bulk of their gains by mid-year. The second half followed a different pattern: the Fund and the index rose again, but this time the gains were sustained, and the Fund outpaced its benchmark.

Early in the fiscal year, the emerging markets raced higher, driven by the twin prospects of political change in Brazil and economic stimulus in China. By early September 2014, the Fund and the index had gained 7.48% and 11.91%, respectively. However, that gain proved to be the short-term peak in markets, as September heralded the end to the markets’ run.4

During September, a series of economic reports indicated that the U.S. economy was growing faster than was broadly anticipated. That economic strength prompted investors to re-evaluate their expectations regarding the pace and magnitude of future interest rate increases, even as the Governors of the Federal Reserve cautioned that “conditions may . . . warrant keeping the target federal funds rate below levels [viewed] as normal” for some time to come.5 The resulting change in expectations for interest rates brought about a sharp decline in global stock and foreign currency markets.

Around the same time, a number of unwelcome events struck the emerging markets simultaneously. Economic reports revealed that the Chinese economy was unexpectedly weak, despite the government’s ongoing attempts to introduce economic stimulus. Meanwhile, Brazil’s presidential election sent stocks and the local currency swooning, as the incumbent – President Dilma Rousseff – won re-election by a narrow margin. President Rousseff was deemed by many observers to be less “market-friendly” than her opponent, and her victory spurred the Brazilian market’s decline. At the same time, Russia’s involvement in Ukraine re-escalated, triggering additional concern. At that time, reports suggested that Russia’s government might close its capital account to foreign exchange, and this caused the ruble and other emerging market currencies to tumble. Together these events caused the Fund and the index to slump, such that at the fiscal mid-year (October 31, 2014) the Fund had retreated to a 2.38% gain, and the index to a 3.96% gain.

From the end of October until December, equities in the emerging markets continued to decline, pushing both the Fund and its benchmark lower still. However, during the first three months of 2015, the trend was reversed. The Fund saw a number of its holdings in China, Korea, Japan and especially India contribute positively to performance. Then, in April, a sudden surge in Chinese equities pushed both the index and the Fund higher.

The impetus for the sudden rise in China-related shares is not known with certainty at this time. The prevailing speculation is that a new market trading mechanism known as the “Shanghai - Hong Kong Stock Connect” (“SHKC”) has unleashed a wave of new capital that has exited mainland China and bid

Annual Report | April 30, 2015	1

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

April 30, 2015

up China-related stocks listed in Hong Kong.6 It seems as though a recent regulatory change allowed China-based mutual funds to remove capital from the mainland via the SHKC and shift it to Hong Kong. Prior to this change, the SHKC facility had seen little traffic on the “southbound route” (i.e., Chinese investors seeking to move capital from Shanghai to Hong Kong, as opposed to the “northbound route,” which describes global investors seeking to move capital from Hong Kong to Shanghai).

The common view is that this wave of Chinese capital has washed over Hong Kong shares, pushing them higher without much basis, except to align prices with the elevated valuations that exist within China’s A-share market.6 This explanation may hold some merit, but it is not fully satisfying, as it explains only a portion of what has transpired. The amount of capital that has turned over within Hong Kong in the past month is too large to be explained by the “southbound route” alone. Accordingly, the facts suggest that global investors have also played a role in the recent China frenzy, and other mechanisms – or machinations – are at work. As China liberalizes its economy, it is bound to induce large and unpredictable dislocations in markets around the world – the SHKC program is but one such example. We intend to monitor events around China carefully.

It is worth remembering that in only one year, the Chinese stock market has moved from pariah status to center focus within the emerging markets. China’s current economic and political transition is a complex one, and it is impossible to come to an informed, simple conclusion about whether the changes underway are “good” or “bad.” However, China’s development is vital to the world’s future, and it deserves your attention as an investor, regardless of your views on the country. For greater context, please refer to the discussion titled “Peering Over China’s Great Wall of Worry,” which was included in the Letter to Shareholders in the Fund’s Annual Report for the period ended April 30, 2014.7

If you wish to review a more detailed discussion of the Fund’s performance and holdings, Seafarer publishes four portfolio reviews per year. Each corresponds to a standard calendar quarter. Please visit www.seafarerfunds.com/archives for further information.

A Milestone for the Fund

As of February 15, 2015, the Fund achieved an important milestone: it recorded its third anniversary. Accordingly the Fund produced a three-year historical performance record for the first time.

At Seafarer, we believe that investors should only utilize the Fund for long-term investment purposes. Seafarer would advocate a three-year investment horizon at an absolute minimum, and preferably horizons of five years or longer. However, as the Fund has now achieved a three-year record, it seems an appropriate time to reflect on whether the Fund has made progress with respect to its stated investment objectives. By Prospectus, the Fund has two objectives: the primary objective is to “[seek] to provide long-term capital appreciation along with some current income;” the secondary objective is to “[seek] to mitigate adverse volatility in returns.”

With respect to long-term capital appreciation: as of April 30, 2015 (the end of the fiscal year), the Fund’s annualized three-year performance was 10.86%, versus the benchmark index, which rose 3.60% on an annualized basis. The Fund ranked within the top 2% of the Morningstar “Diversified Emerging Markets” fund category (based on a universe of 557 funds and related share classes).8

With respect to the production of current income: from its inception to April 30, 2015, the Fund produced $0.534 in net ordinary income per share (out of $1.031 in total distributions per share).

With respect to the mitigation of adverse volatility: the Fund had an “up market capture” of 95.6% for the three year period ended April 30, 2015. (Up market capture, or “UMC,” is a measure of the average extent to which a given fund rises with its benchmark index, conditional upon the index rising. A measurement of 100% indicates the fund rises in prefect tandem with the index). The Fund’s UMC ranks at the 29th percentile of funds within the Morningstar “Diversified Emerging Markets” category (1st percentile is the “best,” and 100th percentile is the “worst”).8

Over the same three year period ended April 30, 2015, when markets declined, the Fund had a “down market capture” (or “DMC”) of 60.5%. This means that conditional on months in which the index fell,

2	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

April 30, 2015

the Fund’s decline was on average only 60.5% that of the benchmark index. The Fund’s DMC ranks at the 94th percentile of funds within the same Morningstar category (in this case, 1st percentile is the “worst,” and 100th percentile is the “best”).8

The asymmetrical performance record of the Fund (capturing, on average, 95.6% of the upside versus 60.5% of the downside) indicates that, historically, the Fund mitigated a degree of adverse volatility.

Everyone at Seafarer is proud of the Fund’s performance since its inception, particularly in that the Fund appears to have made reasonable progress toward its primary and secondary objectives. However, we are acutely aware that the Fund’s historical out-performance is unlikely to persist.

As discussed at greater length in preceding commentaries, I believe that the developing world has recently undergone a period of anemic and disappointing growth. Corporate profits did not expand much, and consequently emerging market equities offered little in the way of positive gains over the past three years. Ironically, those same conditions have proven ideal for the Fund’s strategy. The Fund does not necessarily pursue high rates of growth, but rather seeks companies that can grow in a steady manner. Seafarer’s research suggests that, since the Fund’s inception, it has been successful in its efforts to invest in sustainable growth, as the underlying holdings produced profit growth that was considerably more reliable than that of the index portfolio. (For more on this topic, view Seafarer’s Quarterly Briefing video for the first quarter of 2015.9) I believe the holdings’ sustained growth, during a time of otherwise anemic conditions, accounts for much of the Fund’s outperformance.

However, the next three years may be markedly different. I believe that profit growth will re-accelerate. If it does, the Fund might struggle to keep pace with equity markets. If history is any guide, investors tend to aggressively pursue reinvigorated growth; at the same time, they shed many of their concerns regarding valuation. When such conditions prevail, the Fund’s relatively conservative approach often acts as an impediment to its relative performance – especially if markets jump higher, quickly. In any case, I wish to caution shareholders that the Fund’s strategy is designed to produce only moderate outperformance over long periods of time. Given that the Fund has instead generated considerable outperformance over a short period of time, I suggest that the Fund’s recent history might not serve as a reliable guide to its future performance.

New Modes of Communication

I am pleased to report that Seafarer Capital Partners, the investment adviser for your Fund, continues to grow and evolve. One example of the firm’s evolution will soon be evident in the manner in which we communicate with shareholders.

Historically, the firm has utilized several modes of communication, including written commentaries and conference calls. However, as our company has grown, we have noted that shareholders and clients might prefer alternate modes of communication – particularly communication that is timely, interactive, accessible, readily searchable, and in a digital format. With these preferences in mind, Seafarer has recently begun an internal campaign to create more written content, and especially more video content. With respect to the latter, a new “Video Library” is available at www.seafarerfunds.com/video. The library features videos discussing the Fund, its strategy, and the emerging markets more broadly. Our aim is to create a library of materials that will grow over time, and which will address key topics of concern to the Fund’s shareholders. We encourage you to explore this new resource at your convenience.

At the same time, we have decided to discontinue the “Shareholder Conference Call” that Seafarer held semi-annually since the Fund’s inception. The conference call was a useful way to communicate with existing and prospective clients, but over time it became apparent to us that the format (a live call, followed by an audio replay available on the Seafarer website) was not sufficiently timely, accessible, or searchable. In our view, we can disseminate content of similar (or better) quality via our forthcoming videos and written commentaries, and these new content formats will prove more focused, timely, accessible and interactive than our past conference calls. We are excited to move in this new direction.

Annual Report | April 30, 2015	3

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

April 30, 2015

Thank you for entrusting us with your capital. We are, as always, honored to serve as your investment adviser in the emerging markets.

Sincerely,

Andrew Foster

Chief Investment Officer

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in this or any index.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in this or any index.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer Capital Partners, LLC nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned 12.55% during the fiscal year period.
[2]	The Fund’s inception date is February 15, 2012.
[3]

The Fund’s Investor share class began the fiscal year with a net asset value of $11.58 per share. The Fund paid two distributions: $0.072 per share in June 2014 and $0.272 per share in December 2014. Those two payments brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $0.995. The Fund finished the fiscal year with a value of $12.64 per share.

[4]	The short-term “peak” of the Fund and the index in the first half of the fiscal year was September 5, 2014.
[5]	Federal Reserve Board of Governors, Federal Open Market Committee, Press Release, September 17, 2014 (www.federalreserve.gov/newsevents/press/monetary/20140917a.htm).
[6]

The Chinese A-Share is a class of securitized common stock in Chinese companies, traded exclusively on Chinese stock exchanges (i.e., Shanghai and Shenzen), and denominated in renminbi, China’s currency. Historically, the renminbi has been subject to strict controls, such that foreign (i.e., non-Chinese) investors were not able to obtain or use the currency for financial purposes (i.e. savings or investment). Because of this constraint on the currency, A-shares have historically been inaccessible to foreign investors, de facto: foreigners could not legally obtain renminbi for investment purposes, and therefore they could not fund any purchase of A-shares. Over the past decade, China has liberalized the use of the renminbi for investment purposes, allowing selected, large foreign institutions to apply for “Qualified Foreign Institutional Investor” (QFII) status. Foreign institutions granted QFII status can legally purchase renminbi under a quota scheme, and that renminbi can be used to fund the purchase of A-shares and other financial assets within China. More recently, China has launched a program known as the “Shanghai-Hong Kong Stock Connect,” (“SHKC”) or colloquially, the “through train;” this program allows foreign investors to purchase selected A-shares regardless of their QFII status. A-shares are not to be confused with H-shares (Chinese companies incorporated in China, but listed in Hong Kong) and ordinary Hong Kong-listed companies of Chinese origin (Hong Kong incorporated, and Hong Kong-listed, but with substantial economic ties to mainland China). H-shares and Hong Kong-listed companies are available for investment by foreign (non-mainland China) investors; ironically, H-shares are not necessarily available to domestic Chinese parties, who can only invest in Hong Kong via a regulated scheme called “Qualified Domestic Institutional Investor” (QDII).

[7]

The Letter to Shareholders for the period ended April 30, 2014 is available at www.seafarerfunds.com/fund/ shareholder-letter/2014/04/annual. Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this letter or report.

[8]	Source: eVestment as of April 30, 2015.
[9]	The Quarterly Briefing video for the first quarter of 2015 is available at www.seafarerfunds.com/video/2015/03/quarterly-briefing

4	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2015

Seafarer Overseas Growth and Income Fund Performance

Total Return (As of April 30, 2015)	1 Year	3 Years	Since Inception* - Annualized	Net Expense Ratio**
Investor Class (SFGIX)	12.55%	10.70%	10.59%	1.25%
Institutional Class (SIGIX)	12.76%	10.86%	10.75%	1.05%
MSCI Emerging Markets Total Return Index^	8.17%	3.60%	2.54%

Gross expense ratio: 1.66% for Investor Class; 1.51% for Institutional Class. Ratios as of the Prospectus dated August 31, 2014**

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

*	Inception Date: February 15, 2012.
**

Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2015.

^

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report | April 30, 2015	5

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2015

Performance of a $10,000 Investment Since Inception

* Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2015. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, convertible bonds, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection compared to a portfolio that invests only in the common stocks of those countries.

6	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2015

 Fund Characteristics

Inception Date	February 15, 2012
Net Assets	$183.3M
Portfolio Turnover[1]	28%

	Investor Class	Institutional Class
Ticker	SFGIX	SIGIX
NAV	$12.64	$12.66
30-Day SEC Yield (unsubsidized)	1.61%	1.74%
Fund Distribution Yield	1.52%	1.62%
Net Expense Ratio	1.25%	1.05%
Redemption Fee (within 90 calendar days)	2.00%	2.00%
Minimum Initial Investment	$2,500	$100,000
Minimum Initial Investment - Automatic Investment Plan	$1,500	$100,000
Minimum Initial Investment - Retirement Account	$1,000	$100,000

 Underlying Portfolio Holdings

Number of Holdings	42
% of Net Assets in Top 10 Holdings	36%
Weighted Average Market Cap	$21.0B
Market Cap of Portfolio Median Dollar	$3.5B
Gross Portfolio Yield[2]	2.8%
Price / Book Value[2]	1.8
Price / Earnings[2,3]	13.4
Earnings Per Share Growth[2,3]	16%

[1]    For the year ended April 30, 2015.

[2]    Calculated as a harmonic average of the underlying portfolio holdings.

[3]    Based on consensus earnings estimates for next year. Excludes securities for which consensus earnings estimates are not available.

30-Day SEC Yield: a standard yield calculation developed by the Securities and Exchange Commission (SEC). It represents net investment income earned by the Fund over a 30-day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Fund Distribution Yield: a measure of the sum of the Fund’s income distributions during the trailing 380 days divided by the previous month’s NAV (adjusted upward for any capital gains distributed over the same time period).

Gross Portfolio Yield: gross yield for the underlying portfolio, estimated based on the dividend yield for common and preferred stocks and yield to maturity for bonds. This measure of yield does not account for offsetting Fund expenses and other costs, and consequently it should not be construed as the yield that an investor in the Fund would receive.

Price / Book Value: the value of a company’s common shares, divided by the company’s book value.

Price / Earnings: the market price of a company’s common shares divided by the earnings per common share as forecast for next year.

Earnings Per Share (EPS) Growth: forecast growth rate of earnings per common share next year, expressed as a percentage.

Past performance does not guarantee future results.

Sources: ALPS Fund Services, Inc., Bloomberg, Seafarer.

Annual Report | April 30, 2015	7

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2015

Top 10 Holdings

Holding	Sector	Country	% Net Assets	Issuer Mkt Cap ($B)	Yield[1]	Price / Book	Price / Earnings[2]	EPS Growth[2]
Hang Lung Properties, Ltd.	Financials	China / Hong Kong	4.1%	$15.2	2.9%	0.9	19	-4%
Samsung Electronics Co. Ltd., Pfd.	Information Technology	South Korea	4.0%	$192.6	1.8%	0.9	7	15%
Infosys, Ltd. ADR	Information Technology	India	4.0%	$35.6	1.9%	4.3	16	9%
Xinhua Winshare Publishing and Media Co., Ltd.	Consumer Discretionary	China / Hong Kong	3.9%	$1.4	3.5%	1.5	11	14%
Singapore Telecommunications Ltd.	Telecom. Services	Singapore	3.6%	$53.3	3.8%	3.0	18	5%
Dongsuh Co. Inc[3]	Consumer Staples	South Korea	3.5%	$3.1	1.8%	3.1	–	–
Pico Far East Holdings Ltd.	Consumer Discretionary	China / Hong Kong	3.4%	$0.4	4.7%	1.7	9	9%
Valid Solucoes	Industrials	Brazil	3.4%	$0.9	2.2%	4.4	16	12%
Astra International Tbk PT	Consumer Discretionary	Indonesia	2.9%	$21.4	3.2%	2.8	12	11%
Sindoh Co. Ltd.[3]	Information Technology	South Korea	2.9%	$0.7	2.2%	0.8	–	–
Cumulative Weight of Top 10 Holdings:			36%
Total Number of Holdings:			42

[1]	Yield = dividend yield for common and preferred stocks and yield to maturity for bonds.
[2]	Based on consensus earnings estimates for next year.
[3]	Consensus estimates for earnings and EPS growth are not available for this security.

Portfolio holdings are subject to change.

Sources: ALPS Fund Services, Inc., Bloomberg, Seafarer.

8	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2015

 Portfolio Composition

Region/Country	% Net Assets
East & South Asia	61
China / Hong Kong	20
India	8
Indonesia	4
Japan	3
Malaysia	2
Singapore	8
South Korea	10
Taiwan	3
Vietnam	3
Eastern Europe	12
Poland	7
Turkey	5
Latin America	21
Brazil	13
Mexico	7
Middle East & Africa	3
South Africa	3
Cash and Other Assets, Less Liabilities	3
Total	100

Asset Class	% Net Assets
Common Stock	78
Preferred Stock	9
ADR	5
Foreign Currency Government Bond	3
Foreign Currency Convertible Bond	2
USD Convertible Bond	1
Cash and Other Assets, Less Liabilities	3
Total	100

Market Capitalization of Issuer	% Net Assets
Large Cap (over $10 billion)	35
Mid Cap ($1 - $10 billion)	44
Small Cap (under $1 billion)	16
Not Applicable	3
Cash and Other Assets, Less Liabilities	3
Total	100

 Percentage values may not sum to 100% due to rounding.

Sector	% Net Assets
Consumer Discretionary	14
Consumer Staples	7
Financials*	19
Government	3
Health Care	11
Industrials	11
Information Technology	22
Materials	5
Telecommunication Services	4
Utilities	2
Cash and Other Assets, Less Liabilities	3
Total	100

*

The Fund’s holdings in the Financials sector include property-related stocks, which are classified within the “Financials sector” according to the Global Industry Classification Standard (GICS) methodology utilized herein. Property-related holdings comprised 5% of the Fund’s net assets as of April 30, 2015.

Annual Report | April 30, 2015	9

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2015

Top 5 Performance Contributors and Detractors

For the year ended April 30, 2015

Contributors	% Net Assets[1]
Sun Pharma Advanced Research Co., Ltd.	2.3
Dongsuh Co. Inc	3.5
Xinhua Winshare Publishing and Media Co., Ltd.	3.9
Digital China Holdings, Ltd.	2.5
EOH Holdings Ltd.	1.7

Detractors	% Net Assets[1]
Cia Vale do Rio Doce, Pfd.	2.3
Keppel Corp. Ltd.[2]	–
SinoMedia Holding, Ltd.[2]	–
Astra International Tbk PT	2.9
Bank Pekao SA	2.8

[1]	As of end of period.
[2]	As of April 30, 2015, the Fund had no economic interest in this security.

Source: Bloomberg.

10	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

As a shareholder of the Fund you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2014 and held until April 30, 2015.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Expense Ratio(a)	Expenses Paid During Period 11/01/14 - 04/30/15(b)
Investor Class
Actual	$ 1,000.00	$ 1,100.50	1.25%	$ 6.51
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26
Institutional Class
Actual	$ 1,000.00	$ 1,101.40	1.05%	$ 5.47
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.59	1.05%	$ 5.26

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2015	11

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2015

	Currency	Shares	Value

COMMON STOCKS (82.6%)
Brazil (7.4%)
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	BRL	400,000	$6,219,818
Odontoprev SA	BRL	1,225,000	4,297,532
Iochpe-Maxion SA	BRL	850,000	3,123,019

Total Brazil			13,640,369

China / Hong Kong (18.5%)
Hang Lung Properties, Ltd.	HKD	2,200,000	7,437,244
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	5,749,500	7,195,018
Pico Far East Holdings, Ltd.	HKD	21,450,000	6,226,978
Greatview Aseptic Packaging Co., Ltd.	HKD	7,600,000	4,579,514
Digital China Holdings, Ltd.	HKD	2,925,000	4,520,258
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	HKD	4,169,000	3,852,840

Total China / Hong Kong			33,811,852

India (7.9%)
Infosys, Ltd., ADR	USD	235,000	7,280,300
Sun Pharma Advanced Research Co., Ltd.(a)	INR	675,000	4,224,169
Balkrishna Industries, Ltd.	INR	241,315	2,948,477

Total India			14,452,946

Indonesia (2.9%)
Astra International Tbk PT	IDR	10,000,000	5,262,321

Total Indonesia			5,262,321

Japan (2.7%)
Hisamitsu Pharmaceutical Co., Inc.	JPY	115,000	4,955,804

Total Japan			4,955,804

Malaysia (2.0%)
Hartalega Holdings Bhd	MYR	1,600,000	3,660,319

Total Malaysia			3,660,319

12	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2015

	Currency	Shares	Value

Mexico (7.4%)
Bolsa Mexicana de Valores SAB de CV	MXN	2,667,105	$5,133,595
Grupo Financiero Banorte SAB de CV	MXN	750,000	4,254,497
Grupo Herdez SAB de CV(a)	MXN	1,550,000	4,213,955

Total Mexico			13,602,047

Poland (7.1%)
Bank Pekao SA	PLN	100,000	5,197,876
PGE SA	PLN	700,000	4,027,904
Asseco Poland SA	PLN	227,500	3,832,618

Total Poland			13,058,398

Singapore (6.4%)
Singapore Telecommunications, Ltd.	SGD	1,950,000	6,516,115
SIA Engineering Co., Ltd.	SGD	1,650,000	5,217,058

Total Singapore			11,733,173

South Africa (3.5%)
EOH Holdings, Ltd.	ZAR	235,000	3,188,724
Sanlam, Ltd.	ZAR	485,000	3,136,794

Total South Africa			6,325,518

South Korea (6.4%)
Dongsuh Co., Inc.	KRW	208,457	6,463,614
Sindoh Co., Ltd.	KRW	81,000	5,258,955

Total South Korea			11,722,569

Taiwan (2.5%)
Taiwan Semiconductor Manufacturing Co., Ltd.	TWD	600,000	2,888,564
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	USD	70,000	1,710,800

Total Taiwan			4,599,364

Turkey (4.7%)
Aselsan Elektronik Sanayi Ve Ticaret AS	TRY	950,000	4,953,790

Annual Report | April 30, 2015	13

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2015

	Currency	Shares	Value

Turkey (continued)
Arcelik AS	TRY	685,000	$3,689,796

Total Turkey			8,643,586

Vietnam (3.2%)
Nam Long Investment Corp.	VND	2,750,000	2,509,263
Bao Viet Holdings	VND	1,475,000	2,418,481
Vietnam National Reinsurance Corp.	VND	815,790	869,068

Total Vietnam			5,796,812

TOTAL COMMON STOCKS (Cost $135,530,327)			151,265,078

PREFERRED STOCKS (8.7%)
Brazil (4.7%)
Banco Bradesco SA, ADR	USD	418,000	4,468,420
Vale SA	BRL	710,000	4,236,977

Total Brazil			8,705,397

South Korea (4.0%)
Samsung Electronics Co., Ltd.	KRW	7,200	7,305,782

Total South Korea			7,305,782

TOTAL PREFERRED STOCKS (Cost $16,886,273)			16,011,179

	Currency	Rate	Maturity Date	Principal Amount	Value

FOREIGN CURRENCY CONVERTIBLE BONDS (1.9%)
China / Hong Kong (1.9%)
ASM Pacific Technology, Ltd.	HKD	2.00%	03/28/19	24,000,000	3,522,330

Total China / Hong Kong					3,522,330

TOTAL FOREIGN CURRENCY CONVERTIBLE BONDS (Cost $3,315,043)					3,522,330

14	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2015

	Currency	Rate	Maturity Date	Principal Amount	Value

FOREIGN CURRENCY GOVERNMENT BONDS (2.5%)
Brazil (1.1%)
Brazilian Government International Bond	BRL	10.25%	01/10/28	5,500,000	$2,044,508

Total Brazil					2,044,508

Indonesia (0.9%)
Indonesia Treasury Bond, Series FR70	IDR	8.38%	03/15/24	20,000,000,000	1,614,272

Total Indonesia					1,614,272

Turkey (0.5%)
Turkey Government Bond	TRY	8.80%	09/27/23	2,500,000	915,307

Total Turkey					915,307

TOTAL FOREIGN CURRENCY GOVERNMENT BONDS (Cost $4,973,379)					4,574,087

USD CONVERTIBLE BONDS (1.4%)
Singapore (1.4%)
Olam International, Ltd.	USD	6.00%	10/15/16	$2,500,000	2,659,375

Total Singapore					2,659,375

TOTAL USD CONVERTIBLE BONDS (Cost $2,597,075)					2,659,375

TOTAL INVESTMENTS (Cost $163,302,097) (97.1%)					$178,032,049

Cash and Other Assets, Less Liabilities (2.9%)					5,224,788

NET ASSETS (100.0%)					$183,256,837

(a)	Non-income producing security.

Certain securities were fair valued in accordance with procedures established by the Fund’s Board of Trustees (Note 2).

Annual Report | April 30, 2015	15

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2015

Currency Abbreviations

BRL	-	Brazil Real
HKD	-	Hong Kong Dollar
IDR	-	Indonesia Rupiah
INR	-	India Rupee
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
MYR	-	Malaysia Ringgit
PLN	-	Poland Zloty
SGD	-	Singapore Dollar
TRY	-	Turkey Lira
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

Common Abbreviations:

ADR	-	American Depositary Receipt.
AS	-	Andonim Sirketi, Joint Stock Company in Turkey.
Bhd	-	Berhad, Public Limited Company in Malaysia.
Ltd.	-	Limited.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SAB de CV	-	A variable capital company.
Tbk PT	-	Terbuka is the Indonesian term for limited liability company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

16	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Statement of Assets and Liabilities
April 30, 2015

ASSETS:

Investments, at value	$178,032,049
Cash	6,481,248
Foreign currency, at value (Cost $2,447,644)	2,433,462
Receivable for shares sold	2,595,453
Interest and dividends receivable	314,069
Prepaid expenses and other assets	20,066

Total Assets	189,876,347

LIABILITIES:
Payable for investments purchased	5,977,389
Foreign capital gains tax	233,737
Administrative fees payable	14,441
Shareholder service plan fees payable	29,719
Payable for shares redeemed	210,561
Investment advisory fees payable	95,147
Trustee fees and expenses payable	1,056
Audit and tax fees payable	16,569
Accrued expenses and other liabilities	40,891

Total Liabilities	6,619,510

NET ASSETS	$183,256,837

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$167,837,779
Accumulated net investment loss	(444,614)
Accumulated net realized gain on investments and foreign currency transactions	1,372,405
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	14,491,267

NET ASSETS	$183,256,837

INVESTMENTS, AT COST	$163,302,097
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.64
Net Assets	$53,543,052
Shares of beneficial interest outstanding	4,236,391
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.66
Net Assets	$129,713,785
Shares of beneficial interest outstanding	10,249,032

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2015	17

Seafarer Overseas Growth and Income Fund	Statement of Operations

For the Year Ended April 30, 2015

INVESTMENT INCOME:
Dividends	$2,669,164
Foreign taxes withheld on dividends	(204,519)
Interest and other income	367,075
Foreign taxes withheld on interest	(10,600)

Total investment income	2,821,120

EXPENSES:
Investment advisory fees (Note 6)	901,863
Administrative and transfer agency fees	212,034
Trustee fees and expenses	3,665
Registration/filing fees	39,593
Shareholder service plan fees
Investor Class	44,387
Institutional Class	39,359
Recoupment of previously waived fees
Investor Class	6,166
Legal fees	12,190
Audit fees	18,919
Reports to shareholders and printing fees	14,230
Custody fees	109,813
Miscellaneous	8,011

Total expenses	1,410,230
Less fees waived/reimbursed by investment advisor (Note 6)
Institutional Class	(67,938)

Total net expenses	1,342,292

NET INVESTMENT INCOME:	1,478,828

Net realized gain on investments	3,383,459
Net realized loss on foreign currency transactions	(310,890)
Net change in unrealized appreciation on investments (net of foreign capital gains tax of $160,623)	11,226,795
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(7,731)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	14,291,633

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,770,461

See Accompanying Notes to Financial Statements.

18	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2015	Year Ended April 30, 2014

OPERATIONS:
Net investment income	$1,478,828	$790,512
Net realized gain on investments and foreign currency transactions	3,072,569	472,767
Net change in unrealized appreciation on investments and foreign currency translations	11,219,064	474,336

Net increase in net assets resulting from operations	15,770,461	1,737,615

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net investment income
Investor Class	$(553,066)	$(585,611)
Institutional Class	(1,354,908)	(308,771)
From net realized gains on investments
Investor Class	(462,598)	(654,807)
Institutional Class	(1,176,662)	(316,013)

Net decrease in net assets from distributions	(3,547,234)	(1,865,202)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	$35,017,066	$18,789,915
Institutional Class	82,647,370	41,977,026
Dividends reinvested
Investor Class	1,000,415	1,190,349
Institutional Class	2,292,073	611,803
Shares Redeemed, net of redemption fees
Investor Class	(12,562,924)	(18,143,918)
Institutional Class	(11,165,061)	(8,326,537)

Net increase in net assets derived from beneficial interest transactions	97,228,939	36,098,638

Net increase in net assets	$109,452,166	$35,971,051

NET ASSETS:
Beginning of period	$73,804,671	$37,833,620

End of period (including accumulated net investment loss of ($444,614) and ($233,636), respectively)	$183,256,837	$73,804,671

Annual Report | April 30, 2015	19

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2015	Year Ended April 30, 2014

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,904,763	1,651,517
Distributions reinvested	90,196	105,435
Redeemed	(1,105,772)	(1,622,659)

Net increase in shares outstanding	1,889,187	134,293

Institutional Class
Sold	6,996,213	3,748,511
Distributions reinvested	206,966	54,211
Redeemed	(977,140)	(743,914)

Net increase in shares outstanding	6,226,039	3,058,808

See Accompanying Notes to Financial Statements.

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Seafarer Overseas Growth and Income Fund	Financial Highlights
For a share outstanding through the periods presented

Investor Class	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period February 15, 2012 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.58	$11.91	$10.18	$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.14	0.19	0.10	0.05
Net realized and unrealized gain on investments	1.26	0.02	1.74	0.13

Total from investment operations	1.40	0.21	1.84	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.26)	(0.11)	–
From net realized gains on investments	(0.15)	(0.28)	(0.00) (b)	–

Total distributions	(0.34)	(0.54)	(0.11)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.06	(0.33)	1.73	0.18

NET ASSET VALUE, END OF PERIOD	$12.64	$11.58	$11.91	$10.18

TOTAL RETURN(d)	12.55%	1.93%	18.24%	1.80%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$53,543	$27,181	$26,348	$1,443
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	1.30%	1.78%	2.82%	18.96% (e)
Operating expenses including reimbursement/waiver	1.30% (f)	1.40%	1.49%	1.60% (e)
Net investment income including reimbursement/waiver	1.19%	1.66%	0.90%	2.61% (e)
PORTFOLIO TURNOVER RATE(g)	28%	51%	39%	5%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Effective September 1, 2014 the Advisor agreed to limit expenses to 1.25%. Prior to September 1, 2014, the Advisor agreed to limit expenses to 1.40%
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2015	21

Seafarer Overseas Growth and Income Fund	Financial Highlights

For a share outstanding through the periods presented

Institutional Class	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period February 15, 2012 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.59	$11.91	$10.18	$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.15	0.21	0.14	0.04
Net realized and unrealized gain on investments	1.28	0.02	1.71	0.14

Total from investment operations	1.43	0.23	1.85	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.27)	(0.12)	–
From net realized gains on investments	(0.15)	(0.28)	(0.00) (b)	–

Total distributions	(0.36)	(0.55)	(0.12)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.07	(0.32)	1.73	0.18

NET ASSET VALUE, END OF PERIOD	$12.66	$11.59	$11.91	$10.18

TOTAL RETURN(d)	12.76%	2.12%	18.33%	1.80%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$129,714	$46,624	$11,486	$1,346
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	1.18%	1.61%	2.88%	21.65% (e)
Operating expenses including reimbursement/waiver	1.10% (f)	1.25%	1.35%	1.45% (e)
Net investment income including reimbursement/waiver	1.30%	1.89%	1.28%	2.00% (e)
PORTFOLIO TURNOVER RATE(g)	28%	51%	39%	5%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Effective September 1, 2014 the Advisor agreed to limit expenses to 1.05%. Prior to September 1, 2014, the Advisor agreed to limit expenses to 1.25%
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Accompanying Notes to Financial Statements.

22	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2015

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2015, the Trust had 30 registered funds. This annual report describes the Seafarer Overseas Growth and Income Fund (the “Fund”). The Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Fund offers Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Fund’s valuation procedures set forth certain triggers that inform the Fund when to use the fair valuation model.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days

Annual Report | April 30, 2015	23

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2015

or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2015

The following is a summary of each input used to value the Fund as of April 30, 2015:

			Level 3 -
Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Significant Unobservable Inputs	Total

Common Stocks
Brazil	$13,640,369	$–	$–	$13,640,369
China / Hong Kong	6,226,978	27,584,874	–	33,811,852
India	10,228,777	4,224,169	–	14,452,946
Indonesia	–	5,262,321	–	5,262,321
Japan	–	4,955,804	–	4,955,804
Malaysia	–	3,660,319	–	3,660,319
Mexico	13,602,047	–	–	13,602,047
Poland	–	13,058,398	–	13,058,398
Singapore	–	11,733,173	–	11,733,173
South Africa	–	6,325,518	–	6,325,518
South Korea	5,258,955	6,463,614	–	11,722,569
Taiwan	1,710,800	2,888,564	–	4,599,364
Turkey	–	8,643,586	–	8,643,586
Vietnam	5,796,812	–	–	5,796,812
Preferred Stocks
Brazil	8,705,397	–	–	8,705,397
South Korea	–	7,305,782	–	7,305,782
Foreign Currency
Convertible Bonds	–	3,522,330	–	3,522,330
Foreign Currency
Government Bonds	–	4,574,087	–	4,574,087
USD Convertible Bonds	–	2,659,375	–	2,659,375

Total	$65,170,135	$112,861,914	$–	$178,032,049

(a)	For detailed descriptions of countries, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2015, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Security amounts the Fund transferred between Levels 1 and 2 at April 30, 2015 were as follows:

Seafarer Overseas
Growth and	Level 1		Level 2
Income Fund	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stocks	$ 5,258,955	$ (6,849,043)	$ 6,849,043	$ (5,258,955)

Total	$ 5,258,955	$ (6,849,043)	$ 6,849,043	$ (5,258,955)

Annual Report | April 30, 2015	25

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2015

The transfers were due to the Fund utilizing a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting date, it results in certain securities transferring from a Level 1 to a Level 2.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the shareholder service plans for a particular class of the Fund are charged to the operations of such class.

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Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2015

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2015, the Fund had a liability for any unrecognized capital gains tax of $233,737. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends from net investment income, if any, on a semi-annual basis. The Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if the adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the tax character of distributions, PFICs and foreign currency. The reclassifications were as follows:

			Accumulated Net
		Accumulated Net	Realized Loss on
	Paid-in Capital	Investment Income	Investments

Seafarer Overseas Growth and Income Fund	$42,755	$218,168	$(260,923)

Tax Basis of Investments: As of April 30, 2015, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation on Foreign Currencies	Net Unrealized Appreciation

Seafarer Overseas Growth and Income Fund	$163,855,182	$21,379,596	$(7,202,729)	$(238,685)	$13,938,182

Annual Report | April 30, 2015	27

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2015

Components of Distributable Earnings: As of April 30, 2015, components of distributable earnings were as follows:

Undistributed ordinary income	$–
Accumulated capital gains	1,748,524
Net unrealized appreciation on investments	13,938,182
Other cumulative effect of timing differences	(267,648)

Total distributable earnings	$15,419,058

Capital Losses: As of April 30, 2015, the Fund had no capital loss carryforwards.

The fund elects to defer to the period ending April 30, 2016, capital losses recognized during the period November 1, 2014 to April 30, 2015 in the amount of $267,648.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2015, were as follows:

		Long-Term Capital
	Ordinary Income	Gain

Seafarer Overseas Growth and Income Fund	$1,973,654	$1,573,580

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2014, were as follows:

		Long-Term Capital
	Ordinary Income	Gain

Seafarer Overseas Growth and Income Fund	$1,543,197	$322,005

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities excluding short term securities during the year ended April 30, 2015, were as follows:

	Purchases of	Proceeds From Sales
	Securities	of Securities

Seafarer Overseas Growth and Income Fund	$123,415,840	$ 32,174,342

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Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2015

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The redemption fee is reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. During the years ended April 30, 2015, and April 30, 2014, the Fund retained the following redemption fees:

	For the Year ended	For the Year ended
Fund	April 30, 2015	April 30, 2014

Seafarer Overseas Growth and Income Fund

Investor Class	$ 10,091	$ 9,035

Institutional Class	$ 6,959	$ 3,790

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Seafarer Capital Partners, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. From the inception of the Fund through August 31, 2014, the Fund paid the Adviser an annual management fee of 0.85%. Effective September 1, 2014, the Adviser contractually agreed to reduce its annual management fee to 0.75%.

From the inception of the Fund through August 31, 2013, the Adviser contractually agreed to limit certain Fund expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% and 1.45% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively. Effective September 1, 2013, the Adviser contractually agreed to limit certain Fund expenses (exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.40% and 1.25% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2014. Effective September 1, 2014, the Adviser contractually agreed to limit such Fund expenses to 1.25% and 1.05% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2015, at which point this agreement may be extended further. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. Pursuant to the expense limitation agreement between the Adviser and the Trust, the Fund will reimburse the Adviser for any contractual fee waivers made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the

Annual Report | April 30, 2015	29

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2015

reimbursement, whichever is lower, and the reimbursement is made within three years after the end of the fiscal year in which fees or expenses were incurred.

For the year ended April 30, 2015, the fee waivers and/or reimbursements were as follows:

Fees Waived/
Reimbursed By
Fund	Adviser

Seafarer Overseas Growth and Income Fund

Institutional Class	$67,938

As of April 30, 2015, the balances of recoupable expenses for each class were as follows:

	Expires	Expires	Expires
Fund	2016	2017	2018	Total

Seafarer Overseas Growth and Income Fund

Investor Class	$111,471	$89,143	$–	$200,614

Institutional Class	42,281	66,379	67,938	176,598

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) provides administrative, fund accounting and other services to the Fund under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. Under this Agreement, ALPS is paid fees by the Fund, accrued on a daily basis and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $151,120 (subject to an annual cost of living increase), or (b) the following fee schedule:

Average Total Net Assets	Contractual Fee

Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”). ALPS is compensated based upon a $26,420 annual base fee for the Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act under the Chief Compliance Officer Services Agreement with the Trust. Under this Agreement, the Adviser pays ALPS an annual base fee of $31,704 and reimburses ALPS for certain out-of-pocket expenses.

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Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2015

Principal Financial Officer

ALPS provides principal financial officer services to the Fund under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, the Adviser pays ALPS an annual base fee of $10,000 and reimburses ALPS for certain out-of-pocket expenses.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee of $12,000 for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

The Fund has adopted a shareholder service plan (a “Service Plan”) for each of its share classes. Under the Service Plan, the Fund is authorized to enter into shareholder service agreements with investment advisors, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. The Service Plan will cause the Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payment will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2015	31

Report of Independent Registered
Seafarer Overseas Growth and Income Fund	Public Accounting Firm

April 30, 2015

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seafarer Overseas Growth and Income Fund (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from February 15, 2012 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seafarer Overseas Growth and Income Fund of Financial Investors Trust as of April 30, 2015, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from February 15, 2012 (inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2015

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Disclosure Regarding Approval
Seafarer Overseas Growth and Income Fund	of Fund Advisory Agreement

April 30, 2015 (Unaudited)

On December 9, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Seafarer Capital Partners, LLC (“Seafarer”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Seafarer, the Trustees, including the Independent Trustees, considered the following factors with respect to the Seafarer Overseas Growth and Income Fund (the “Seafarer Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Seafarer Fund, to Seafarer of 0.75% of the Seafarer Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Seafarer to the Seafarer Fund.

The Trustees considered the information they received comparing the Seafarer Fund’s contractual annual advisory fee and total net expenses with those of funds in both the relevant expense group and expense universe of funds provided by an independent provider of investment company data, noting that the Adviser had reduced its management fee for the Fund from 0.85% to 0.75% effective September 1, 2014.

Based on such information, the Trustees further determined that the contractual annual advisory fee of 0.75% of assets was below the median of the Seafarer Fund’s peer group and universe. The Trustees noted that the total net expense ratio for the Seafarer Fund was below the median for its expense group, as provided by an independent provider of investment company data.

The Trustees also considered the fee structures applicable to Seafarer’s other client employing a comparable strategy to that of the Seafarer Fund.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Seafarer Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Seafarer in its presentation, including its Form ADV.

The Trustees reviewed and considered Seafarer’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Seafarer. The Trustees also reviewed the research and decision-making processes utilized by Seafarer, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Seafarer Fund.

The Trustees considered the background and experience of Seafarer’s management in connection with the Seafarer Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Seafarer Fund, and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Seafarer’s trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the Seafarer Fund for the 1-year and since inception periods ended October 31, 2014. That review included a comparison of the Seafarer Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the performance of the Seafarer Fund exceeded the average and median performance of its peer universe for those periods. The Trustees also considered Seafarer’s discussion of the Seafarer Fund’s top contributors and top detractors, as well as Seafarer’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Annual Report | April 30, 2015	33

Seafarer Overseas Growth and Income Fund	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2015 (Unaudited)

Total Expense Ratios and the Adviser’s Profitability:  The Trustees received and considered information provided by an independent provider of investment company data comparing the Seafarer Fund’s total expense ratio against its expense group, as well as a profitability analysis prepared by Seafarer based on the fees payable under the Investment Advisory Agreement. The Trustees considered the profits, if any, realized by Seafarer in connection with the operation of the Seafarer Fund. The Board then reviewed Seafarer’s financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale:    The Trustees considered whether economies of scale in the provision of services to the Seafarer Fund will be passed along to the shareholders under the proposed agreement.

Other Benefits to the Adviser:   The Trustees reviewed and considered any other incidental benefits derived or to be derived by Seafarer from its relationship with the Seafarer Fund, including whether soft dollar arrangements were used.

In selecting Seafarer as the Seafarer Fund’s investment adviser and approving the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fee to be received by Seafarer with respect to the Seafarer Fund was below the average and median of the Seafarer Fund’s expense group and the median of its expense universe, and that the total net expense ratio for the Seafarer Fund was below the average and median of its expense group;

•	the nature, extent and quality of services to be rendered by Seafarer under the Investment Advisory Agreement were adequate;
•

the performance of the Seafarer Fund was short in that it did not have a 3-year track record and for the 1-year period was generally comparable to the performance of the funds in its peer group, as provided by an independent provider of investment company data;

•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Seafarer’s other clients employing a comparable strategy to that of the Seafarer Fund were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Seafarer Fund;

•	the total expense ratio of the Seafarer Fund was generally lower than its expense group median;
•	the profit, if any, anticipated to be realized by Seafarer in connection with the operation of the Seafarer Fund is not unreasonable to the Seafarer Fund; and
•	there were no material economies of scale or other incidental benefits accruing to Seafarer in connection with its relationship with the Seafarer Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Seafarer’s compensation for investment advisory services is consistent with the best interests of the Seafarer Fund and its shareholders.

34	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Additional Information
April 30, 2015 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS (UNAUDITED)

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2014:

Dividends Received Deduction	Qualified Dividend Income
0.00%	29.70%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

The Fund designates foreign taxes paid in the amount of $295,407 and foreign source income in the amount of $2,749,035 for federal income tax purposes for the year ended April 30, 2015.

Pursuant to section 852(b)(3), the Fund designates $1,616,335 as a long-term capital gain distribution. This amount includes $42,755 of earnings and profits distributed to shareholders on redemptions.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | April 30, 2015	35

Seafarer Overseas Growth and Income Fund	Trustees and Officers
April 30, 2015 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-732-9220.

 INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

36	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Trustees and Officers

April 30, 2015 (Unaudited)

 INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	30	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds) and Reaves Utility Income Fund (1 fund).

Jerry G. Rutledge 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Annual Report | April 30, 2015	37

Seafarer Overseas Growth and Income Fund	Trustees and Officers

April 30, 2015 (Unaudited)

 INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

38	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Trustees and Officers

April 30, 2015 (Unaudited)

 INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	35	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2015	39

Seafarer Overseas Growth and Income Fund	Trustees and Officers

April 30, 2015 (Unaudited)

 OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***

Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust, ALPS ETF Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

40	(855) 732-9220 | seafarerfunds.com

Seafarer Funds distributed by ALPS Distributors, Inc.

Must be accompanied or preceded by a prospectus.

Stonebridge Small-Cap Growth Fund (SBSGX)

Annual Report
April 30, 2015

April 30, 2015

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

April 30, 2015 (Unaudited)

April 30, 2015

OVERVIEW

An unusually cold and snowy winter caused major disruptions to economic activity in the first quarter of 2015. Sound familiar? It’s a similar opening sentence we used for our shareholder letter last May. And, it appears there will be an analogous result; real economic contraction of Gross Domestic Product (GDP) in the first quarter. However, the overall U.S. economy is in much better shape than a year ago. The aggregate level of employment is higher, the labor participation rate is higher, real wages are higher and oil prices are lower. As such, we are constructive about the potential for economic growth in the U.S. for the remainder of the year. For small cap growth companies, the domestic economic outlook is key.

So far, 2015 has thematically been about two things: the strong performance of non-U.S. equity markets and volatile oil prices. Addressing the latter, the price of crude oil West Texas Intermediate (WTI) has rallied from the mid-$40s to over $60 a barrel as a result of accelerating worldwide demand for crude oil (global demand is estimated to have risen over 3% in the first quarter versus a year ago) and the declining growth of U.S. supplies. The Fund has prospered from this recent rally in crude oil prices as several of its investments have seen strong price appreciation. Regarding the global equity markets, vast quantitative easing and improved economic performance in select countries and regions have driven various local equity markets to multi-year highs. We are not surprised by either phenomenon.

Regarding updates in policy and trends, in late January, the European Central Bank (ECB) unveiled its bazooka and announced a 1 trillion euro bond-buying program whereby it would purchase 60 billion euros worth of bonds a month. Since the ECB’s quantitative easing announcement, European equity indices have been reaching successive new highs. On the other hand, the U.S. Federal Reserve is considering the opposite tact by possibly raising the Federal Funds Rate. However, as mentioned earlier, U.S. economic data remains mixed; presumably due to the harsh winter. Last, during the first quarter of 2015, the Broad Trade Weighted U.S. Dollar Index(1) reached a 10 year high, likely impeding the future growth potential of U.S. based multi-nationals. As such, while there has been a deviation in performance among domestic and foreign equity indices there has also been divergence within domestic equity indices; the Russell 2000 Growth Index(2) has performed best since smaller companies predominantly sell products to the domestic market as opposed to foreign markets.

The current global bond market is at an interesting juncture and is worthy of a few comments as it can affect a company’s access to capital. During the first quarter of 2015, particularly following the ECB quantitative easing announcement, European sovereign yield curves across Europe continued to shift lower as bond prices amongst all maturities rallied higher. For example, by the end of March, the nominal yield of a 10 year German bond was 18 basis points (0.18%). At the time, the spread between a 10 year German bond and 10 year U.S. Treasury Bond was in excess of 175 basis points. Despite the recent decline in the 10 year German Bond (recently quoted at over 70 basis points) the spread between U.S bonds and German bonds remains over 150 basis points. So, even if the Federal Reserve is compelled to raise the Federal Funds Rate in 2015 due to improved U.S. economic activity, a probable outcome is a flattening of the U.S. bond yield curve as higher, longer-dated U.S. bond yields feasibly attract foreign buyers. The yield curve both nominally and in slope can affect the equity markets including small cap growth companies.

Annual Report | April 30, 2015	1

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

April 30, 2015 (Unaudited)

While the Fund’s investments have recently performed well, the fiscal year 2015 was challenging. Our initial exposure to energy companies benefited the Fund as WTI crude oil prices eclipsed $100/barrel. However, we did not reduce exposure as oil prices dropped to the $50 level. Instead, we added appreciably to our positions believing that the drop would be temporary. As mentioned earlier, that conviction plus the increased weighting helped the Fund’s performance as oil prices rallied from the lows. Unfortunately, there was other derivative exposure to energy within our industrial names. Some of those positions also fared poorly through the fall in oil prices. However, the Fund has seen some redemption as one of our industrial holdings exposed to the energy business was taken private at a 60% premium.

STONEBRIDGE SMALL-CAP GROWTH FUND

For the fiscal year ending April 30, 2015, the Stonebridge Small-Cap Growth Fund fell by 3.83%. During this twelve month period, the Fund kept its sector allocations somewhat constant with the exception of the technology sector (increased exposure) and energy sector (increased exposure mid-year). Currently, the technology and health care sectors in combination are greater than 50% of the Fund’s exposure and as such remain key areas of focus for the Fund’s investment strategy, as the investment team continues to identify businesses that have strong growth profiles due to industry-leading innovation. The Fund continues to favor industrial companies with advanced technology in niche markets that benefit from long-term secular growth drivers. And while the Fund’s strategy remains cautious on the overall state of consumer spending, it does have investment positions in consumer companies with strong growth opportunities and market-leading positions.

Stonebridge Small-Cap Growth Fund (SBSGX) Sector Allocation

as a Percent of Net Assets as of April 30, 2015

* These allocations may not reflect the current or future position of the portfolio.

2	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

April 30, 2015 (Unaudited)

Change in value of a $10,000 investment in Stonebridge Small-Cap

Growth Fund (SBSGX) vs. the Russell 2000® Growth Index and

the S&P 500 Total Return Index from April 30, 2005 to April 30, 2015

Average Annual Total Returns for the Years Ended April 30, 2015

	1 Year	5 Years	10 Years
Stonebridge Small-Cap Growth Fund (SBSGX)	-3.83%	3.55%	1.79%
Russell 2000® Growth Index(2)	14.65%	14.94%	10.41%
S&P 500® Total Return Index(3)	12.98%	14.33%	8.32%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, any fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-800-639-3935.

Effective as of the close of business February 15, 2013, Stonebridge Small-Cap Growth Fund (SBAGX) (the “Acquired Fund”) and Stonebridge Institutional Small-Cap Growth Fund (SBSCX) (the “Acquiring Fund”), each a series of Stonebridge Funds Trust were reorganized into a newly created fund, which is named the Stonebridge Small-Cap Growth Fund (SBSGX) (the “Fund”), under the Financial Investors Trust. The Fund’s performance for periods prior to the close of business February 15, 2013 is that of the Acquiring Fund.

As of the Prospectus dated August 31, 2014, the gross annual expense ratio for the Stonebridge Small-Cap Growth Fund was 2.25%. At April 30, 2015, the Fund’s gross annual expense ratio was 2.12%.

Annual Report | April 30, 2015	3

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

April 30, 2015 (Unaudited)

CONCLUSION

In managing the Fund in accordance with its strategy, we seek to identify strong businesses that we believe exhibit competitive advantages, growing market share, and healthy balance sheets, and that are poised to rapidly grow earnings in excess of market expectations. We are positioning the Fund toward those businesses and economic sectors that we believe contain the best opportunities for future growth and investment returns. Although we are most excited about the outlook for technology, health care and energy companies, we believe that we will continue to find opportunities for the Fund across sectors that can deliver solid performance results for shareholders.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

Performance quoted above represents past performance. Past Performance does not guarantee future results.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Stonebridge Capital Management, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Stonebridge Small-Cap Growth Fund is distributed by ALPS Distributors, Inc.

4	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

April 30, 2015 (Unaudited)

DEFINITIONS:

(1)

The Broad Trade-Weighted US Dollar Index, also known as the Broad Index, is a measure of the value of the United States dollar relative to other world currencies. It is similar to the U.S. Dollar Index in that its numerical value is determined as a weighted average of the price of various currencies relative to the dollar, but different currencies are used and relative values are weighted differently. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(2)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(3)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

Quantitative Easing - An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

Nominal Yields - The coupon rate on a bond. The nominal yield is the interest rate (to par value) that the bond issuer promises to pay bond purchasers. This rate is fixed and applies to the life of the bond. Nominal yield is sometimes referred to as nominal rate, coupon yield or coupon rate.

Sovereign Yield Curve - A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report | April 30, 2015	5

Stonebridge Small-Cap Growth Fund	Disclosure of Fund Expenses

April 30, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2014 and held until April 30, 2015.

Actual Return — The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return — The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. If the transaction fees were included, your costs would be higher.

Stonebridge Small-Cap Growth Fund

	Beginning Account Value at 11/01/14	Ending Account Value at 4/30/15	Expense Ratio(1)	Expense Paid During Period 11/01/14 to 4/30/15(2)
Actual Fund Return	$1,000.00	$1,003.20	2.17%	$10.78
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,014.03	2.17%	$10.84

(1)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(2)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

6	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Investments

April 30, 2015

	Shares	Market Value
COMMON STOCKS (98.54%)
CONSUMER DISCRETIONARY - (9.09%)
Diversified Consumer Services (0.97%)
Steiner Leisure, Ltd.**	3,300	$159,192

Hotels, Restaurants & Leisure (4.16%)
Belmond Ltd. - Class A**	19,000	234,080
Interval Leisure Group, Inc.	18,000	446,220

		680,300

Household Durables (0.85%)
Meritage Homes Corp.**	3,250	139,003

Media (2.17%)
MDC Partners, Inc. - Class A	17,000	355,980

Specialty Retail (0.94%)
Select Comfort Corp.**	5,000	154,100

TOTAL CONSUMER DISCRETIONARY		1,488,575

CONSUMER STAPLES - (2.33%)
Food & Staples Retailing (2.33%)
Chefs’ Warehouse, Inc.**	21,000	382,410

TOTAL CONSUMER STAPLES		382,410

ENERGY - (7.86%)
Energy Equipment & Services (4.43%)
Rowan Cos. PLC - Class A	15,000	317,850
Superior Energy Services, Inc.	6,500	165,750
US Silica Holdings, Inc.	6,500	242,775

		726,375

Oil, Gas & Consumable Fuels (3.43%)
Denbury Resources, Inc.	37,000	325,970
Sanchez Energy Corp.**	16,000	235,040

		561,010

TOTAL ENERGY		1,287,385

   See Notes to Financial Statements.

Annual Report | April 30, 2015	7

Stonebridge Small-Cap Growth Fund	Statement of Investments

April 30, 2015

	Shares	Market Value
FINANCIALS - (3.57%)
Capital Markets (3.57%)
Fifth Street Asset Management, Inc.	53,000	$584,590

TOTAL FINANCIALS		584,590

HEALTH CARE - (22.19%)
Biotechnology (6.78%)
ACADIA Pharmaceuticals, Inc.**	5,000	170,850
Exact Sciences Corp.**	11,500	240,350
Genomic Health, Inc.**	20,000	541,400
Sarepta Therapeutics, Inc.**	13,000	158,600

		1,111,200

Health Care Equipment & Supplies (2.66%)
Masimo Corp.**	6,000	202,560
Merit Medical Systems, Inc.**	12,000	232,920

		435,480

Health Care Technology (5.85%)
HMS Holdings Corp.**	26,500	450,765
Quality Systems, Inc.	32,500	506,837

		957,602

Life Sciences Tools & Services (3.98%)
Luminex Corp.**	42,000	651,840

Medical & Dental Instruments & Supplies (2.92%)
Trinity Biotech PLC - Sponsored ADR	28,500	477,945

TOTAL HEALTH CARE		3,634,067

INDUSTRIALS - (18.13%)
Commercial Services & Supplies (2.27%)
Performant Financial Corp.**	125,000	371,250

Construction & Engineering (5.80%)
Aegion Corp.**	17,000	313,140
Great Lakes Dredge & Dock Corp.**	64,708	375,306
KBR, Inc.	15,000	262,050

		950,496

Machinery (6.26%)
Adept Technology, Inc.**	23,000	140,530
Chart Industries, Inc.**	6,250	253,437
Energy Recovery, Inc.**	50,000	148,500
Woodward, Inc.	10,250	482,263

		1,024,730

   See Notes to Financial Statements.

8	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Investments

April 30, 2015

	Shares	Market Value
INDUSTRIALS (continued)
Professional Services (2.14%)
Mistras Group, Inc.**	19,500	$350,220

Road & Rail (1.66%)
Quality Distribution, Inc.**	27,500	272,800

TOTAL INDUSTRIALS		2,969,496

INFORMATION TECHNOLOGY - (29.80%)
Electronic Equipment, Instruments & Components (1.10%)
DTS, Inc.**	5,000	179,250

Internet Software & Services (10.15%)
Cornerstone OnDemand, Inc.**	16,500	472,395
Dealertrack Technologies, Inc.**	13,000	511,030
Marin Software, Inc.**	80,000	483,200
SPS Commerce, Inc.**	3,000	195,780

		1,662,405

IT Services (0.87%)
ServiceSource International, Inc.**	40,000	142,800

Semiconductors & Semiconductor Equipment (7.17%)
Applied Micro Circuits Corp.**	110,000	590,700
EZchip Semiconductor, Ltd.**	30,000	583,800

		1,174,500

Software (10.51%)
Callidus Software, Inc.**	45,500	561,925
Jive Software, Inc.**	95,000	511,100
PTC, Inc.**	4,750	182,115
Tangoe, Inc.**	34,057	465,900

		1,721,040

TOTAL INFORMATION TECHNOLOGY		4,879,995

TELECOMMUNICATION SERVICES - (5.57%)
Diversified Telecommunication Services (5.57%)
8x8, Inc.**	65,500	571,815
Cogent Communications Holdings, Inc.	9,750	341,153

TOTAL TELECOMMUNICATION SERVICES		912,968

TOTAL COMMON STOCKS
(Cost $15,812,378)		16,139,486

   See Notes to Financial Statements.

Annual Report | April 30, 2015	9

Stonebridge Small-Cap Growth Fund	Statement of Investments

April 30, 2015

	Shares	Market Value

MONEY MARKET MUTUAL FUNDS (0.08%)
Fidelity® Institutional Money Market
Government Portfolio - Class I
(0.01% 7 Day Yield)	12,558	$12,558

TOTAL MONEY MARKET MUTUAL FUNDS
(Cost $12,558)		12,558

TOTAL INVESTMENTS (98.62%)
(Cost $15,824,936)		$16,152,044
OTHER ASSETS IN EXCESS OF LIABILITIES (1.38%)		225,753

NET ASSETS (100.00%)		$16,377,797

**	Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd.  - Limited.

PLC - Public Limited Company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

   See Notes to Financial Statements.

10	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Assets and Liabilities
April 30, 2015

ASSETS:
Investments, at value	$16,152,044
Receivable for investments sold	790,574
Dividends receivable	1,084
Prepaid and other assets	7,497

Total assets	16,951,199

LIABILITIES:
Payable for investments purchased	514,647
Payable for fund shares redeemed	2,170
Advisory fees payable	10,332
Administration and fund accounting fees payable	7,157
Payable for transfer agent fees	12,669
Payable for professional fees	15,573
Payable for trustee fees and expenses	155
Payable for chief compliance officer fees	1,761
Accrued expenses and other liabilities	8,938

Total liabilities	573,402

Net Assets	$16,377,797

COMPOSITION OF NET ASSETS:
Paid-in capital (Note 5)	$16,751,718
Accumulated net investment loss	(88,332)
Accumulated net realized loss on investments	(612,697)
Net unrealized appreciation in value of investments	327,108

Net Assets	$16,377,797

NET ASSET VALUE PER SHARE:
Net Assets	$16,377,797
Shares outstanding	1,957,899
Net asset value and redemption price per share*	$8.36

Investments, at cost	$15,824,936

*	A charge of 2% is imposed on the redemption proceeds of shares held 30 days or less (Note 5).

   See Notes to Financial Statements.

Annual Report | April 30, 2015	11

Stonebridge Small-Cap Growth Fund	Statement of Operations
For the Year Ended April 30, 2015

INCOME:
Dividends	$68,481
Foreign taxes withheld on dividends	(1,059)

Total Income	67,422

EXPENSES:
Investment advisory fees (Note 6)	129,484
Administration fees	77,277
Transfer agent fees	72,519
Fund accounting fees and expenses	3,653
Custodian fees	5,000
Professional fees	21,001
Printing fees	9,394
Registration fees	10,150
Trustee fees and expenses	528
Chief compliance officer fees	20,608
Insurance	291
Other	15,996

Total Expenses	365,901

Net Investment Loss	(298,479)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments	(505,161)
Change in net unrealized appreciation of investments	110,963

Net Realized and Unrealized Loss on Investments	(394,198)

Net Decrease in Net Assets Resulting From Operations	$(692,677)

   See Notes to Financial Statements.

12	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
OPERATIONS:
Net investment loss	$(298,479)	$(399,846)
Net realized gain/(loss) on investments	(505,161)	2,637,902
Change in net unrealized appreciation/(depreciation) of investments	110,963	(82,960)

Increase/(Decrease) in Net Assets Resulting from Operations	(692,677)	2,155,096

DISTRIBUTIONS (Note 3):
From net realized gains	(1,202,412)	(746,920)

Total distributions	(1,202,412)	(746,920)

CAPITAL SHARE TRANSACTIONS (NOTE 5):
Net decrease in shareholder activity derived from beneficial interest transactions, net of redemption fees	(431,599)	(545,370)

NET INCREASE/(DECREASE) IN NET ASSETS	(2,326,688)	862,806

NET ASSETS:
Beginning of period	18,704,485	17,841,679

End of period*	$16,377,797	$18,704,485

* Includes accumulated net investment loss of:	$(88,332)	$–

   See Notes to Financial Statements.

Annual Report | April 30, 2015	13

Stonebridge Small-Cap Growth Fund
For a share outstanding through the periods presented

PER SHARE DATA
Net asset value, beginning of period

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain/(loss) on investments
Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments
Total Distributions to Shareholders
Net Increase/(Decrease) in Net Asset Value
Net asset value, end of period
Total Return

Ratios & Supplemental Data:
Net assets, end of period (in 000s)
Ratios to average net assets:
Expenses (excluding fee waivers)
Expenses (including fee waivers)
Net investment loss (including fee waivers)
Portfolio Turnover Rate(5)

(1)	The Fund’s fiscal year end changed from October 31st to April 30th. See Note 1.
(2)	Calculated using the average shares method.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

   See Notes to Financial Statements.

14	Stonebridge Small-Cap Growth Fund

Financial Highlights

Year Ended April 30, 2015	Year Ended April 30, 2014	Six Months Ended April 30, 2013(1)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010

$9.42	$8.74	$8.42	$7.90	$7.91	$6.38

(0.15)(2)	(0.20)(2)	(0.15)(2)	(0.30)	(0.26)	(0.24)
(0.27)	1.26	0.47	0.82	0.25	1.77

(0.42)	1.06	0.32	0.52	(0.01)	1.53

(0.64)	(0.38)	–	–	–	–

(0.64)	(0.38)	–	–	–	–

(1.06)	0.68	0.32	0.52	(0.01)	1.53

$8.36	$9.42	$8.74	$8.42	$7.90	$7.91

(3.83)%	12.20%	3.80%(3)	6.58%	(0.13)%	23.98%

$16,378	$18,704	$17,842	$12,673	$12,457	$13,492

N/A	N/A	N/A	N/A	N/A	3.48%

2.12%	2.25%	3.86%(4)	3.89%	3.36%	3.40%

(1.73)%	(2.09)%	(3.52)%(4)	(3.58)%	(2.96)%	(3.19)%

138%	152%	89%	222%	195%	115%

Annual Report | April 30, 2015	15

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements
April 30, 2015

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2015, the Trust had 30 registered funds. This annual report describes the Stonebridge Small-Cap Growth Fund (prior to the close of business on February 15, 2013 known as the Stonebridge Institutional Small-Cap Growth Fund) (the “Fund”). The Fund seeks long-term growth of capital.

The Fund is a successor to a previously operational fund which was a series of the Stonebridge Funds Trust, a Delaware statutory trust, and was organized into a series of the Trust effective as of the close of business on February 15, 2013. As a result, the Fund’s fiscal year end changed from October 31 to April 30.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board of Trustees (the “Board”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs

16	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

April 30, 2015

reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2015:

	Valuation Inputs

Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Common Stocks*	$16,139,486	$–	$–	$16,139,486
Money Market Mutual Funds	12,558	–	–	12,558

Total	$16,152,044	$–	$–	$16,152,044

*	For detailed descriptions, see the accompanying Statement of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2015, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Annual Report | April 30, 2015	17

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

April 30, 2015

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2015, permanent differences on book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to the differing treatment of a net investment loss. These reclassifications were as follows:

Undistributed Net Investment Income	$210,147
Accumulated Net Gain on Investments	17
Paid-in Capital	(210,164)

Included in those amounts reclassified was a net operating loss offset to Paid-in capital in the amount of $210,147.

Tax Basis of Investments: As of April 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Gross appreciation (excess of value over tax cost)	$1,513,356
Gross depreciation (excess of tax cost over value)	(1,203,834)

Net unrealized appreciation	$309,522

Cost of investments for income tax purposes	$15,842,522

18	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

April 30, 2015

Components of Earnings: As of April 30, 2015, components of distributable earnings were as follows:

Accumulated capital losses	$(595,111)
Net unrealized appreciation on investments	309,522
Other cumulative effect of timing differences	(88,332)

Total	$(373,921)

As of April 30, 2015, the Fund elects to defer to the period ending April 30, 2016, late year ordinary losses in the amount of $88,332.

Capital Losses: As of April 30, 2015, the Fund has no accumulated capital loss carryforwards.

The Fund has elected to defer Short Term capital losses in the amount of $595,111 to the next tax year.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2015, were as follows:

	Ordinary Income	Long-Term Capital Gain

The Stonebridge Small-Cap Growth Fund	$962,886	$239,526

The tax character of distributions paid during the year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gain

The Stonebridge Small-Cap Growth Fund	$218,314	$528,606

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2015, was as follows:

	Purchases	Sales

Stonebridge Small-Cap Growth Fund	$23,587,724	$25,661,886

Annual Report | April 30, 2015	19

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

April 30, 2015

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

	Year Ended April 30, 2015 Shares	Year Ended April 30, 2015 Amount	Year Ended April 30, 2014 Shares	Year Ended April 30, 2014 Amount

Shares sold	22,272	$193,865	11,430	$108,589
Shares issued in reinvestment of dividends	154,444	1,179,954	78,468	734,465

Total	176,716	1,373,819	89,898	843,054

Less shares redeemed, net of redemption fees	(204,934)	(1,805,418)	(144,715)	(1,388,424)

Net Decrease	(28,218)	$(431,599)	(54,817)	$(545,370)

Shares redeemed within 30 days of purchase will incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Net increase/(decrease) in shareholder activity derived from beneficial interest transactions, net of redemption fees” in the Statements of Changes in Net Assets.

For the years ended April 30, 2015 and April 30, 2014, the Fund did not receive any redemption fees.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to the Fund. The advisory agreement has been approved by the Board and shareholders. Pursuant to the advisory agreement with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly at an annual rate of 0.75% of the average daily net assets of the Fund.

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended April 30, 2015 are disclosed in the Statement of Operations.

20	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

April 30, 2015

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2015	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Stonebridge Small-Cap Growth Fund (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from November 1, 2012 to April 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2012 were audited by other auditors whose report, dated December 11, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stonebridge Small-Cap Growth Fund of Financial Investors Trust as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from November 1, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2015

22	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Additional Information

April 30, 2015 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 800-639-3935 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the calendar year ended December 31, 2014:

	Qualified Dividend Income	Dividend Received Deduction

Stonebridge Small-Cap Growth Fund	0.00%	0.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stonebridge Small-Cap Growth Fund designated $239,526 as long-term capital gain dividends.

Annual Report | April 30, 2015	23

Stonebridge Small-Cap Growth Fund	Trustees & Officers

April 30, 2015 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 800-639-3935.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Stonebridge Capital Management, Inc. provides investment advisory services (currently none).

24	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Trustees & Officers

April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	30	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds) and Reaves Utility Income Fund (1 fund).

Jerry G. Rutledge 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Annual Report | April 30, 2015	25

Stonebridge Small-Cap Growth Fund	Trustees & Officers

April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Stonebridge Capital Management, Inc. provides investment advisory services (currently none).

26	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Trustees & Officers

April 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	35	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2015	27

Stonebridge Small-Cap Growth Fund	Trustees & Officers

April 30, 2015 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***

Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust, ALPS ETF Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

28	Stonebridge Small-Cap Growth Fund

This report and its financial statements are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

VULCAN
VALUE
PARTNERS

ANNUAL

April 30, 2015

VULCAN VALUE PARTNERS FUND

VULCAN VALUE PARTNERS SMALL CAP FUND

www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2015 (Unaudited)

PORTFOLIO REVIEW

Annual Report 4.30.15

Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund outperformed their primary benchmarks during the period ended April 30, 2015. Much more importantly, the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund have produced exceptional long-term returns as both funds have outperformed their respective benchmarks inception to date. Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund received a 5-Star Overall Morningstar Ranking. (As of April 30, 2015 out of 1,577 Large Growth, and 637 Small Blend Funds, respectively, derived from a weighted average of the Funds’ three-, five- and ten-year (if applicable) Morningstar metrics, which are based on risk-adjusted return performance.)*

As we have often said, we place no weight on short-term results, good or bad, and neither should you. In fact, we have made and will continue to make decisions that negatively impact short-term performance when we think we can improve our long-term returns and lower risk. We encourage you to place more weight on our longer term historical results and a great deal of weight on our long-term prospects.

We have made two important decisions that we think will enhance our long-term prospects:

First, we are closing Vulcan Value Partners Fund to new investors. Existing investors can continue to add to or reduce their committed capital. However, if anyone leaves they cannot come back. We closed the Small Cap Fund in late 2013. We did so because we wanted to remain nimble enough to continue to execute our investment philosophy. We are very fortunate to have partnered with outstanding clients who share our long-term time horizon and provide stable capital. As fiduciaries, we first and foremost want to preserve our clients’ capital and our own. Continued growth has several downsides. Increased size makes it more difficult to execute on the trading desk. We have additional capacity in that area, but we want it to accrue to our existing clients instead of being absorbed by new clients. Growth also adds to complexity. Complexity makes it more difficult to focus on our core competencies. We have always been a research driven shop and want to remain so. Limiting the number of client relationships we have will allow us to serve our existing clients better and will allow our research team to focus on research.

Second, Adam McClain has been appointed President. Adam is a founding partner of Vulcan Value Partners, LLC and will continue to lead the firm’s client service team. Adam is the right person and it is the right time to make this change. Adam knows our company, our clients, and our investment philosophy extremely well, having been intimately involved in the development of each since we started the firm. He is well respected both inside and outside of Vulcan Value Partners. Adam’s ability and willingness to take on these additional responsibilities will allow me to spend even more time on research, which is my highest and best use.

Turning to our portfolios, our primary concern is always to mitigate risk. Returns will take care of themselves. The strong dollar has reduced values across the board for U.S. companies with operations abroad. Our overseas domiciled companies have benefitted from the strong dollar but not enough to offset the strong dollar’s impact on our U.S. companies. As prices have continued to rise and values are under pressure, valuation levels are rising and risk is increasing. As valuation levels continue to rise, fear has given way to complacency, and complacency historically gives way

Annual Report | April 30, 2015	1

Shareholder Letter

April 30, 2015 (Unaudited)

to greed. Greed historically leads to a bubble and then to the next bear market. We look forward to it. We are at our best when others are panicking. The current environment is the most challenging for us. It might seem counter-intuitive, but the complacency in the markets we are now experiencing increases risk. The energy markets, especially oil, seemed to be pretty complacent a year ago. Then, look at what happened with oil declining from over $100 per barrel to under $50 per barrel. We cannot predict the timing nor the magnitude, but the same dynamic will likely play out in the stock market. Our goal is to be ready for it. How? We own, in our opinion, superior businesses with stable, steadily growing estimated values. We own them at an estimated discount that provides a margin of safety. Admittedly, those estimated discounts are not as large as they have been nor as we would wish them to be. So, we are more diversified than at any time since we started the company. Our 1% and 2% positions provide liquidity that can quickly be redeployed into larger positions in more deeply discounted companies when they become available to us.

As you know, we are not big fans of energy. Not having any energy exposure helped us last year. It was not a macro or sector call. We simply could not find any energy companies that qualified for investment in terms of quality or valuation. After oil dropped below $50 per barrel, we found a couple of energy related companies that did qualify. Keep on reading…

In the discussion that follows, we generally define material contributors and detractors as companies having a greater than 1% impact on the portfolio.

Vulcan Value Partners Large Cap Fund Review

We bought twenty one new positions and sold 11 positions during the period.

There were three material contributors and no material detractors to performance in the period.

New positions included Partner RE, Axis Capital Holdings, Precision Castparts, Qualcomm, Emerson Electric, Schlumberger and National Oilwell Varco.

We sold eBay to redeploy capital into more discounted companies with larger estimated margins of safety. Shortly after we bought eBay last year (we have owned it before) activists became involved in the stock and drove its price higher. Subsequently, the company announced it would separate its Marketplaces division from Paypal. The stock market reacted favorably to this news. Price rose faster than our estimated value, and eBay’s margin of safety eroded.

We purchased Partner RE and Axis Capital in combination. The two companies announced a merger and at certain times it made more sense to buy one company instead of the other, but our intention was to have a position in the merged company. Subsequent to the end of the first quarter, the Agnelli family announced that they were making an unsolicited bid for Partner RE. Partner RE’s stock price has risen as a result. We are monitoring the situation and will follow our investment discipline.

Precision Castparts makes products that are integral to Airbus and Boeing’s aircraft programs. They also make products used in the energy sector. Flagging demand for energy related products has masked strong demand for aircraft products. In our opinion, Precision Castparts is dominant in

2	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2015 (Unaudited)

its industry, has a large backlog of products going into newer aircraft programs, produces high levels of free cash flow, and has attractive returns on capital.

We have owned Qualcomm in the past. We sold it because of increased risk associated with its Chinese licensing agreements. Recently, Qualcomm reached agreements with Chinese authorities that were more favorable than many, including us, had expected. After an initial rally, Qualcomm’s stock declined due to concerns about its chip making business. We believe the company’s licensing business is much more valuable than its chip making business. With risk to the licensing business mitigated and GAAP earnings weakness caused by the smaller chip making business, we were able to re-acquire Qualcomm at attractive estimated valuation levels that provided an adequate margin of safety.

In our opinion, Emerson Electric is a well-managed, diversified, global manufacturer that produces consistently high levels of free cash flow, has attractive returns on capital, and a steadily growing value. Emerson Electric’s results have been negatively impacted by the strong dollar and sluggish global economic growth. We are pleased to be able to add it to our holdings.

We purchased Schlumberger and National Oilwell Varco after oil dropped to below $50 per barrel. Neither company actually produces energy, but both supply value-added services to the industry that are required to produce and find new supplies of oil. Consequently, both companies, in our opinion, have superior economics compared to their customers yet sell at larger discounts to them. We expect lower earnings but high levels of free cash flow and stable values for both companies this year and next. Over the longer term, we expect both companies to grow their estimated values at a low double-digit rate.

Vulcan Value Partners Small Cap Fund Review

We bought seventeen new positions and sold twenty positions during the period.

There was four material contributors to performance during the period and one material detractor.

We sold Insperity, Universal Technical Institute, Avery Dennison, Montpelier RE, Genpact, and Iconix Brands. In all cases except Universal Technical Institute, we sold our stakes because our estimated margin of safety had eroded as price rose faster than our estimated value. In the case of Universal Technical Institute, we sold it because government regulations impacting the for-profit education business became even more onerous and uncertain than we expected. Our investment in Universal Technical Institute was predicated on the assumption that increased government regulation would drive out companies that did not offer value for their students/customers, and that those that did add value, such as Universal Technical Institute, would ultimately thrive. Unfortunately, proposed additional regulations did not differentiate between productive and non-productive institutions. In our opinion, the range of possibilities became too extreme, and our estimated margin of safety eroded so we sold our position.

New purchases included MSC Industrial, Fossil Group, and Aspen Insurance Holdings. MSC Industrial has a large distribution network stocking hundreds of thousands of SKU’s that are needed to keep the nation’s factories running. Their ability to supply relatively small cost but mission critical items within 24 hours allows them to charge a premium for their products. The strong dollar is pressuring their customer base, and low inflation is muting their pricing power. We

Annual Report | April 30, 2015	3

Shareholder Letter

April 30, 2015 (Unaudited)

believe the company is a clear leader in its market segment, continues to gain market share, produces strong free cash flow, and has attractive returns on capital. As conditions for their customer base improve, so we believe MSC Industrial’s results will as well. In the meantime, they are producing returns that most businesses would envy.

In our opinion, Fossil Group has a unique business franchise in that it produces timepieces, has a global distribution network, and owns and licenses watch brands. As a result, they are an attractive partner for watch brand owners. The strong dollar has obscured their underlying growth. In addition, concerns about the impact that the Apple Watch may have on their business has weighed on the stock price. Fossil has partnered with Google to produce several versions of Android smart watches. We think a market will exist for both traditional and smart watches. We think Fossil is uniquely positioned to prosper with both traditional watches and smart watches, regardless how the market evolves.

Aspen Insurance Holdings is a Bermuda based insurance company with consistent levels of underwriting profitability and, in our opinion, an excellent capital allocation track record. They are similar to Montpelier RE but were much more discounted in our estimate. Montpelier RE was bid up on a hostile takeover bid, which subsequently failed. We sold our stake in Montpelier RE after the bid was announced and re-deployed capital into Aspen Insurance Holdings.

Closing

We are only concerned about our long-term results, and everything we do is with that goal in mind. With valuation levels rising and complacency replacing fear, our short-term results are likely to be challenged. Having said that, we have taken a number of important steps operationally and strategically that position us very well to continue to produce attractive long-term results. Operationally, our portfolios are highly liquid and more diversified than they ever have been. When deeper discounts become available, we will be able to deploy our liquidity opportunistically. In the meantime, we own, in our opinion, outstanding businesses that are steadily compounding their values at discounts to our estimate of intrinsic worth, while companies we do not own trade at a premium to our estimate of fair value. Strategically, closing to new investors protects the high quality of our client base and reserves additional investment capacity for you, our client partners. Adam McClain’s ability to take on more responsibility for day to day operations strengthens our research efforts. So, we feel better about our long-term prospects than ever while cautioning you that in the short-term, systemic market-level risks are rising with valuation levels.

Thank you for the confidence you have placed in us.

C.T. Fitzpatrick

Chief Executive Officer

4	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2015 (Unaudited)

[1]

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics, as of April 30, 2015. Morningstar Rating is for the retail share class only; other classes may have different performance characteristics. © 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Vulcan Value Partners Fund (VVPLX) was rated 5 Stars out of 1,577 for the 3-year period and 5 Stars out of 1,357 for the 5 year period against Large Growth Funds. Vulcan Value Partners Small Cap Fund (VVPSX) was rated 5 Stars out of 637 for the 3-year period and 5 Stars out of 573 for the 5-year period against Small Blend Funds. All information in this report is as of the date shown in the upper right hand corner unless otherwise indicated.

[2]	Please see page 6 and 9 for 1 year and inception to date returns for the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively.

Margin of Safety is a favorable difference between the price of a company’s shares and the estimated intrinsic value of those shares.

Free Cash Flow is a measure of how much a business generates after accounting for capital expenditures. It is calculated as operating cash flow less capital expenditures.

Return of Capital is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back, thus decreasing the value of the investment.

Price to Book Ratio is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

Diversification does not assure a profit or protect against loss.

The primary and secondary benchmark indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

The Funds are distributed by ALPS Distributors, Inc.

Annual Report | April 30, 2015	5

Fund Overview

April 30, 2015 (Unaudited)

VULCAN VALUE PARTNERS FUND

Average Annual Total Returns (as of 4/30/15)

				Since	Expense Ratios
	1 Year	3 Year	5 Year	Inception*	Total	Net**
Vulcan Value Partners Fund	16.61%	19.57%	16.38%	16.50%	1.09%	1.09%
S&P 500® Total Return Index***	12.98%	16.73%	14.33%	14.62%
Russell 1000® Value Index***	9.31%	17.20%	13.39%	14.24%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less that 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

*	Fund inception date of 12/30/09.

**

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has given a contractual agreement to the Fund that to the extent the Total Annual Fund Operating Expenses (as defined in Item 3 of Form N- 1A) with respect to the Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of the Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to the Fund for the fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess. This agreement is in effect through August 31, 2015. Without this agreement, expenses could be higher. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent Designated Annual Fund Operating Expenses are less than 1.25% of the Fund’s average daily net assets if within three years after the expenses were incurred. Ratios as of the Prospectus dated August 31, and may differ from the ratio disclosed in the Financial Highlights.

***	Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

6	www.vulcanvaluepartners.com

Fund Overview

April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2015)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund inception date of 12/30/09.

(1)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(2)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)

Annual Report | April 30, 2015	7

Disclosure of Fund Expenses

April 30, 2015 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2014 and held until April 30, 2015.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Fund

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expense Ratio(a)	Expenses Paid During period 11/1/14 - 4/30/15(b)

Actual	$ 1,000.00	$ 1,067.10	1.08%	$ 5.54
Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,019.44	1.08%	$ 5.41

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

8	www.vulcanvaluepartners.com

Fund Overview

April 30, 2015 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Average Annual Total Returns (as of 4/30/15)

				Since Inception*	Expense Ratios
	1 Year	3 Year	5 Year		Total	Net**
Vulcan Value Partners Small Cap Fund	10.74%	18.70%	15.76%	17.95%	1.31%	1.26%
Russell 2000® Value Index***	4.89%	14.52%	10.55%	12.97%
Russell 2000® Index***	9.71%	15.87%	12.73%	14.59%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

*	Fund inception date of 12/30/09.

**

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has given a contractual agreement to the Fund that to the extent the Total Annual Fund Operating Expenses (as defined in Item 3 of Form N- 1A) with respect to the Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of such Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to the Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess. This agreement is in effect through August 31, 2015. Without this agreement, expenses could be higher. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent Designated Annual Fund Operating Expenses are less than 1.25% of the Fund’s average daily net assets if within three years after the expenses were incurred. Ratios as of the Prospectus dated August 31, and may differ from the ratio disclosed in the Financial Highlights.

***	Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

Annual Report | April 30, 2015	9

Fund Overview

April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2015)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund inception date of 12/30/09.

(1)

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(2)

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2015 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2014 and held until April 30, 2015.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Expense Ratio(a)	Expenses Paid During period 11/1/14 - 4/30/15(b)

Actual	$ 1,000.00	$ 1,060.90	1.25%	$ 6.39
Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2015	11

Statement of Investments	Vulcan Value Partners Fund

April 30, 2015

	Shares	Value (Note 2)

COMMON STOCKS (99.88%)
Communications (13.81%)
Internet (2.94%)
F5 Networks, Inc.(a)	426,719	$52,068,252

Media (6.62%)
Discovery Communications, Inc., Class C(a)	1,472,174	44,503,820
Scripps Networks Interactive, Inc., Class A	207,959	14,528,016
Time Warner, Inc.	168,825	14,250,518
Walt Disney Co.	404,631	43,991,482

		117,273,836

Telecommunications (4.25%)
Cisco Systems, Inc.	800,621	23,081,904
Verizon Communications, Inc.	1,032,503	52,079,451

		75,161,355

TOTAL COMMUNICATIONS		244,503,443

Consumer, Cyclical (5.02%)
Apparel (0.85%)
LVMH Moet Hennessy Louis Vuitton, SE	86,032	15,128,727

Distribution/Wholesale (3.64%)
Fossil Group, Inc.(a)	766,835	64,398,803

Lodging (0.53%)
Intercontinental Hotels Group PLC, ADR	220,847	9,410,291

TOTAL CONSUMER, CYCLICAL		88,937,821

Consumer, Non-cyclical (8.70%)
Commercial Services (3.81%)
Mastercard, Inc., Class A	541,893	48,884,168
Sabre Corp.	742,046	18,469,525

		67,353,693

Cosmetics/Personal Care (0.70%)
Colgate-Palmolive Co.	185,215	12,461,265

Healthcare-Services (4.19%)
Aetna, Inc.	484,727	51,802,774

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

April 30, 2015

	Shares	Value (Note 2)

Consumer, Non-cyclical (continued)
Healthcare-Services (continued)
Anthem, Inc.	147,777	$22,303,983

		74,106,757

TOTAL CONSUMER, NON-CYCLICAL		153,921,715

Energy (4.24%)
Oil & Gas Services (4.24%)
National Oilwell Varco, Inc.	1,380,312	75,102,776

TOTAL ENERGY		75,102,776

Financial (32.01%)
Banks (6.03%)
Bank of New York Mellon Corp.	1,090,318	46,164,064
State Street Corp.	784,811	60,524,625

		106,688,689

Diversified Financial Services (15.47%)
Aberdeen Asset Management PLC	9,554,807	70,323,379
Franklin Resources, Inc.	1,372,119	70,746,456
NASDAQ OMX Group, Inc.	766,821	37,290,505
T Rowe Price Group, Inc.	540,235	43,856,277
Visa, Inc., Class A	782,352	51,674,350

		273,890,967

Insurance (10.51%)
Axis Capital Holdings, Ltd.	1,044,600	54,381,876
Chubb Corp.	518,835	51,027,422
Everest Re Group, Ltd.	265,959	47,582,725
PartnerRe, Ltd.	258,242	33,054,976

		186,046,999

TOTAL FINANCIAL		566,626,655

Industrial (18.36%)
Aerospace & Defense (2.82%)
Boeing Co.	347,828	49,857,666

Electrical Components & Equipment (1.00%)
Emerson Electric Co.	300,004	17,649,235

Annual Report | April 30, 2015	13

Statement of Investments	Vulcan Value Partners Fund

April 30, 2015

	Shares	Value (Note 2)

Industrial (continued)
Industrial Services (2.42%)
MSC Industrial Direct Co., Inc., Class A	603,596	$42,891,532

Metal Fabricate/Hardware (1.89%)
Precision Castparts Corp.	161,781	33,438,515

Miscellaneous Manufacturing (10.23%)
Dover Corp.	702,670	53,206,172
Parker-Hannifin Corp.	1,071,216	127,860,342

		181,066,514

TOTAL INDUSTRIAL		324,903,462

Technology (17.74%)
Computers (0.91%)
Apple, Inc.	128,629	16,097,919

Semiconductors (2.77%)
QUALCOMM, Inc.	722,789	49,149,652

Software (14.06%)
Check Point Software Technologies, Ltd.(a)	365,926	30,547,503
Microsoft Corp.	1,016,428	49,439,058
MSCI, Inc.	431,331	26,393,144
Oracle Corp.	3,265,865	142,457,031

		248,836,736

TOTAL TECHNOLOGY		314,084,307

TOTAL COMMON STOCKS
(Cost $1,535,931,407)		1,768,080,179

14	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

April 30, 2015

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (2.08%)
Money Market Fund (2.08%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.010%	36,748,914	$36,748,914

TOTAL SHORT TERM INVESTMENTS
(Cost $36,748,914)			36,748,914

TOTAL INVESTMENTS (101.96%)
(Cost $1,572,680,321)			$1,804,829,093

Liabilities In Excess Of Other Assets (-1.96%)			(34,724,726)

NET ASSETS (100.00%)			$1,770,104,367

(a)	Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

PLC - Public Limited Company.

SE - A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2015	15

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2015

		Value
	Shares	(Note 2)

COMMON STOCKS (88.96%)
Basic Materials (0.24%)
Chemicals (0.24%)
KMG Chemicals, Inc.	93,876	$2,748,689

TOTAL BASIC MATERIALS		2,748,689

Communications (2.49%)
Media (2.49%)
SAI Global, Ltd.	9,002,349	28,139,840

TOTAL COMMUNICATIONS		28,139,840

Consumer, Cyclical (10.26%)
Distribution/Wholesale (3.61%)
Fossil Group, Inc.(a)	486,798	40,881,296

Housewares (2.36%)
Tupperware Brands Corp.	399,993	26,743,532

Retail (4.29%)
Nu Skin Enterprises, Inc., Class A	860,480	48,660,144

TOTAL CONSUMER, CYCLICAL		116,284,972

Consumer, Non-cyclical (4.72%)
Commercial Services (3.96%)
Navigant Consulting, Inc.(a)	2,279,035	32,954,846
Sabre Corp.	480,737	11,965,544

		44,920,390

Healthcare-Services (0.76%)
Chemed Corp.	74,234	8,555,468

TOTAL CONSUMER, NON-CYCLICAL		53,475,858

Financial (33.94%)
Diversified Financial Services (15.76%)
Ashmore Group PLC	11,317,107	53,713,547
Eaton Vance Corp.	1,268,487	52,109,446
NASDAQ OMX Group, Inc.	514,887	25,038,955
Virtus Investment Partners, Inc.	357,269	47,738,284

		178,600,232

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2015

		Value
	Shares	(Note 2)

Financial (continued)
Insurance (18.18%)
Aspen Insurance Holdings, Ltd.	944,263	$44,125,410
Axis Capital Holdings, Ltd.	969,350	50,464,361
Everest Re Group, Ltd.	196,239	35,109,120
Navigators Group, Inc.(a)	617,434	48,190,724
ProAssurance Corp.	226,611	10,186,164
Safety Insurance Group, Inc.	307,666	17,890,778

		205,966,557

TOTAL FINANCIAL		384,566,789

Industrial (23.63%)
Aerospace & Defense (2.11%)
Curtiss-Wright Corp.	326,761	23,873,159

Electrical Components & Equipment (3.50%)
EnerSys	583,851	39,643,483

Electronics (5.50%)
Ituran Location and Control, Ltd.	1,360,860	31,068,434
Woodward, Inc.	665,351	31,304,764

		62,373,198

Engineering & Construction (0.95%)
Exponent, Inc.	121,623	10,777,014

Industrial Services (2.61%)
MSC Industrial Direct Co., Inc., Class A	415,546	29,528,699

Machinery-Diversified (3.61%)
Graco, Inc.	144,866	10,375,303
Lindsay Corp.	292,737	23,181,843
Nordson Corp.	92,190	7,342,933

		40,900,079

Miscellaneous Manufacturing (3.82%)
Actuant Corp., Class A	1,068,669	25,455,696
Donaldson Co., Inc.	477,522	17,844,997

		43,300,693

Annual Report | April 30, 2015	17

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2015

			Value
		Shares	(Note 2)

Industrial (continued)
Transportation (1.53%)
Forward Air Corp.		345,289	$17,392,207

TOTAL INDUSTRIAL			267,788,532

Technology (13.68%)
Semiconductors (1.77%)
Rovi Corp.(a)		1,085,984	20,101,564

Software (11.91%)
ACI Worldwide, Inc.(a)		3,592,022	82,724,267
MSCI, Inc.		600,346	36,735,172
Omnicell, Inc.(a)		435,720	15,481,131

			134,940,570

TOTAL TECHNOLOGY			155,042,134

TOTAL COMMON STOCKS
(Cost $914,762,655)			1,008,046,814

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (9.44%)
Money Market Fund (9.44%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.010%	106,983,029	106,983,029

TOTAL SHORT TERM INVESTMENTS
(Cost $106,983,029)			106,983,029

TOTAL INVESTMENTS (98.40%)
(Cost $1,021,745,684)			$1,115,029,843

Other Assets In Excess Of Liabilities (1.60%)			18,092,517

NET ASSETS (100.00%)			$1,133,122,360

18	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2015

(a)	Non-Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

PLC - Public Limited Company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2015	19

Statements of Assets and Liabilities

April 30, 2015

	Vulcan Value Partners	Vulcan Value Partners
	Fund	Small Cap Fund

ASSETS:
Investments, at value	$1,804,829,093	$1,115,029,843
Receivable for investments sold	12,486,921	18,264,772
Receivable for shares sold	2,041,004	924,047
Dividends receivable	1,055,371	484,109
Other assets	38,482	19,698

Total assets	1,820,450,871	1,134,722,469

LIABILITIES:
Payable for investments purchased	47,666,780	–
Payable for shares redeemed	1,030,706	401,044
Payable to adviser	1,430,193	1,068,530
Payable for administration fees	38,828	25,120
Payable for transfer agency fees	25,049	39,462
Payable for professional fees	18,634	18,738
Payable for trustee fees and expenses	12,626	8,216
Accrued expenses and other liabilities	123,688	38,999

Total liabilities	50,346,504	1,600,109

NET ASSETS	$1,770,104,367	$1,133,122,360

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$1,475,012,366	$1,023,366,438
Accumulated net investment income	3,221,845	–
Accumulated net realized gain on investments	59,721,384	16,471,763
Net unrealized appreciation in value of investments	232,148,772	93,284,159

NET ASSETS	$1,770,104,367	$1,133,122,360

INVESTMENTS, AT COST	$1,572,680,321	$1,021,745,684

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$19.97	$18.61
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	88,637,682	60,879,664

    See Accompanying Notes to Financial Statements.

20	www.vulcanvaluepartners.com

Statements of Operations

For the Year Ended April 30, 2015

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund

INVESTMENT INCOME:
Dividends	$29,457,731	$19,579,042
Foreign taxes withheld	(760,509)	(684,782)

Total investment income	28,697,222	18,894,260

EXPENSES:
Investment advisory fees (Note 6)	13,036,173	12,017,370
Administrative fees	372,672	301,250
Transfer agency fees	214,649	505,558
Professional fees	42,877	40,232
Custodian fees	151,687	144,043
Trustee fees and expenses	41,486	30,082
Other	182,064	103,813

Total expenses before waiver	14,041,608	13,142,348
Less fees waived/reimbursed by investment adviser (Note 6)	–	(79,989)

Total net expenses	14,041,608	13,062,359

NET INVESTMENT INCOME	14,655,614	5,831,901

Net realized gain on investments	98,001,413	75,800,547
Net change in unrealized appreciation of investments	79,272,468	22,946,461

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	177,273,881	98,747,008

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$191,929,495	$104,578,909

   See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2015	21

Statements of Changes in Net Assets	Vulcan Value Partners Fund

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014

OPERATIONS:
Net investment income	$14,655,614	$5,507,738
Net realized gain on investments and foreign currency transactions	98,001,413	45,057,654
Net change in unrealized appreciation on investments	79,272,468	84,723,466

Net increase in net assets resulting from operations	191,929,495	135,288,858

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	(12,786,089)	(4,575,383)
From net realized gains on investments	(68,848,994)	(18,524,637)

Net decrease in net assets from distributions	(81,635,083)	(23,100,020)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	787,552,477	410,644,045
Issued to shareholders in reinvestment of distributions	66,389,769	19,326,050
Cost of shares redeemed, net of redemption fees	(123,961,345)	(59,627,069)

Net increase from share transactions	729,980,901	370,343,026

Net increase in net assets	840,275,313	482,531,864

NET ASSETS:
Beginning of year	929,829,054	447,297,190

End of year*	$1,770,104,367	$929,829,054

*Includes accumulated net investment income of:	$3,221,845	$1,352,320

   See Accompanying Notes to Financial Statements.

22	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014

OPERATIONS:
Net investment income/(loss)	$5,831,901	$(371,534)
Net realized gain on investments	75,800,547	59,583,583
Net change in unrealized appreciation on investments	22,946,461	29,817,231

Net increase in net assets resulting from operations	104,578,909	89,029,280

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	(5,724,213)	–
From net realized gains on investments	(94,956,634)	(37,145,114)

Net decrease in net assets from distributions	(100,680,847)	(37,145,114)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	286,238,909	753,029,272
Issued to shareholders in reinvestment of distributions	84,059,577	28,982,662
Cost of shares redeemed, net of redemption fees	(307,320,451)	(192,802,041)

Net increase from share transactions	62,978,035	589,209,893

Net increase in net assets	66,876,097	641,094,059

NET ASSETS:
Beginning of year	1,066,246,263	425,152,204

End of year*	$1,133,122,360	$1,066,246,263

*Includes accumulated net investment income/(loss) of:	$–	$–

   See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2015	23

Financial Highlights

For a share outstanding throughout the years presented.

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:

Net investment income(a)
Net realized and unrealized gain on investments

Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments

Total distributions

Redemption fees added to paid-in capital

Increase in net asset value

NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements
Net investment income to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

   See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

$ 18.20	$ 15.28	$ 13.03	$ 11.66	$ 10.57

0.22	0.14	0.15	0.02	0.01
2.77	3.33	2.35	1.45	1.13

2.99	3.47	2.50	1.47	1.14

(0.17)	(0.11)	(0.12)	(0.01)	(0.01)
(1.05)	(0.44)	(0.13)	(0.09)	(0.04)

(1.22)	(0.55)	(0.25)	(0.10)	(0.05)

0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

1.77	2.92	2.25	1.37	1.09

$ 19.97	$ 18.20	$ 15.28	$ 13.03	$ 11.66

16.61%	22.84%	19.33%	12.73%	10.82%

$ 1,770,104	$ 929,829	$ 447,297	$ 125,087	$ 48,757

1.08%	1.09%	1.18%	1.51%	2.01%
1.08%	1.09%	1.18%	1.50%	1.50%
1.12%	0.80%	1.06%	0.16%	0.07%

64%	56%	24%	49%	44%

Annual Report | April 30, 2015	25

Financial Highlights

For a share outstanding throughout the years presented.

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:

Net investment income/(loss)(a)
Net realized and unrealized gain on investments

Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments

Total distributions

Redemption fees added to paid-in capital

Increase/(decrease) in net asset value

NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

   See Accompanying Notes to Financial Statements.

26	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

$ 18.74	$ 16.97	$ 13.18	$ 13.72	$ 11.60

0.10	(0.01)	0.03	0.02	(0.09)
1.77	2.76	3.91	0.17	2.55

1.87	2.75	3.94	0.19	2.46

(0.11)	–	(0.06)	–	–
(1.89)	(0.98)	(0.09)	(0.73)	(0.34)

(2.00)	(0.98)	(0.15)	(0.73)	(0.34)

0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

(0.13)	1.77	3.79	(0.54)	2.12

$ 18.61	$ 18.74	$ 16.97	$ 13.18	$ 13.72

10.74%	16.11%	30.07%	2.10%	21.75%

$ 1,133,122	$ 1,066,246	$ 425,152	$ 40,103	$ 36,363

1.26%	1.30%	1.38%	1.86%	2.50%
1.25%	1.25%	1.28%	1.50%	1.50%

0.56%	(0.05%)	0.21%	0.15%	(0.71%)

73%	70%	57%	57%	60%

Annual Report | April 30, 2015	27

Notes to Financial Statements

April 30, 2015

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2015, the Trust had 30 registered funds. This annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation.

The Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund are both classified as a non-diversified investment company for purpose of the 1940 Act. As a result of ongoing operations, it is possible the Vulcan Value Partners Small Cap Fund may become a diversified investment company, which would occur at the earliest on or about November, 2015. In such case, the Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

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Notes to Financial Statements

April 30, 2015

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of April 30, 2015.

Vulcan Value Partners Fund:
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks(a)	$1,768,080,179	$–	$–	$1,768,080,179
Short Term Investments	36,748,914	–	–	36,748,914

TOTAL	$1,804,829,093	$–	$–	$1,804,829,093

Annual Report | April 30, 2015	29

Notes to Financial Statements

April 30, 2015

Vulcan Value Partners Small Cap Fund:
		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
Investments in Securities at Value	Unadjusted Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Common Stocks
Basic Materials	$2,748,689	$–	$–	$2,748,689
Communications	–	28,139,840	–	28,139,840
Consumer, Cyclical	116,284,972	–	–	116,284,972
Consumer, Non-cyclical	53,475,858	–	–	53,475,858
Financial	330,853,242	53,713,547	–	384,566,789
Industrial	267,788,532	–	–	267,788,532
Technology	155,042,134	–	–	155,042,134
Short Term Investments	106,983,029	–	–	106,983,029

TOTAL	$1,033,176,456	$81,853,387	$–	$1,115,029,843

(a)	For detailed descriptions, see the accompanying Statements of Investments.

The Funds recognize transfers between levels as of the end of period. For the year ended April 30, 2015, the Funds did not have any transfer between Level 1 and Level 2. For the year ended April 30, 2015, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

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Notes to Financial Statements

April 30, 2015

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION:

Reclassifications: As of April 30, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to book/tax distribution differences. The reclassifications were as follows:

Accumulated Net
		Accumulated Net	Realized Gain on
Fund	Paid-in Capital	Investment Loss	Investments

Vulcan Value Partners Fund	$–	$–	$–
Vulcan Value Partners Small Cap Fund	–	(107,688)	107,688

Tax Basis of Investments: As of April 30, 2015, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for federal tax purposes was as follows:

	Vulcan Value Partners	Vulcan Value Partners
	Fund	Small Cap Fund

Gross appreciation
(excess of value over tax cost)	$250,941,841	$131,896,265
Gross depreciation
(excess of tax cost over value)	(22,358,760)	(42,720,040)

Net unrealized appreciation	$228,583,081	$89,176,225

Cost of investments for income tax purposes	$1,576,246,012	$1,025,853,618

Annual Report | April 30, 2015	31

Notes to Financial Statements

April 30, 2015

Components of Earnings: As of April 30, 2015, components of distributable earnings were as follows:

		Vulcan Value
	Vulcan Value	Partners Small Cap
	Partners Fund	Fund

Undistributed ordinary income	$22,360,091	$–
Accumulated capital gains	44,148,829	20,579,697
Net unrealized appreciation on investments	228,583,081	89,176,225

Total	$295,092,001	$109,755,922

As of April 30, 2015, the Vulcan Value Small Cap Fund elects to defer to the period ending April 30, 2016, capital losses recognized during the period November 1, 2014 to April 30, 2015 in the amount of $7,034,053.

Capital Losses: As of April 30, 2015, the Funds have no accumulated capital loss carryforwards.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal years ended April 30, 2015 and April 30, 2014 were as follows:

		Long-Term Capital
	Ordinary Income	Gain

2015
Vulcan Value Partners Fund	$48,380,968	$33,254,115
Vulcan Value Partners Small Cap Fund	64,217,648	36,463,199

		Long-Term Capital
	Ordinary Income	Gain

2014
Vulcan Value Partners Fund	$17,739,758	$5,360,262
Vulcan Value Partners Small Cap Fund	26,859,770	10,285,344

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Notes to Financial Statements

April 30, 2015

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2015 were as follows:

		Proceeds From Sales of
Fund	Purchase of Securities	Securities

Vulcan Value Partners Fund	$ 1,567,884,897	$ 797,423,316
Vulcan Value Partners Small Cap Fund	726,470,152	808,717,849

5. CAPITAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund retained $22,469 and $17,712, respectively, for the year ended April 30, 2015, and $78,880 and $76,658, respectively, for the year ended April 30, 2014, which is reflected in the “Cost of shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund
	For the Year Ended	For the Year Ended
	April 30, 2015	April 30, 2014

Shares Sold	40,549,413	24,274,979
Shares Issued in Reinvestment of Dividends	3,392,456	1,094,860
Less Shares Redeemed	(6,399,329)	(3,545,292)

Net Increase	37,542,540	21,824,547

Vulcan Value Partners Small Cap Fund
	For the Year Ended	For the Year Ended
	April 30, 2015	April 30, 2014

Shares Sold	15,540,687	40,732,583
Shares Issued in Reinvestment of Dividends	4,815,937	1,529,428
Less Shares Redeemed	(16,362,540)	(10,434,040)

Net Increase	3,994,084	31,827,971

Annual Report | April 30, 2015	33

Notes to Financial Statements

April 30, 2015

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. Vulcan manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay Vulcan an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets.

Vulcan has contractually agreed with the Funds to limit the amount of each Fund’s total annual expenses (exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of each Fund’s average daily net assets. This agreement is in effect through August 31, 2015 and is reevaluated on an annual basis. Without this agreement, expenses could be higher. The Adviser is permitted to recover expenses it has borne through the agreement described above to the extent that each Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. If the Adviser foregoes any fees and/or reimburses the Funds pursuant to this agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Funds the amount forgone or reimbursed to the extent annual fund operating expenses are less than 1.25% of the Funds’ average daily net assets during any fiscal year following such fiscal year.

Pursuant to the expense limitation agreement between the Adviser and the Trust, each Fund will reimburse the Adviser for any contractual fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by each Fund to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the end of the fiscal year in which fees or expenses were incurred.

For the year ended April 30, 2015, the fee waivers and/or reimbursements were as follows:

	Fees Waived/Reimbursed	Recoupment of Previously
Fund	By Adviser	Waived Fees by Adviser

Vulcan Value Partners Fund	$–	$–
Vulcan Value Partners Small Cap Fund	79,989	–

As of April 30, 2015, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2016	Expires 2017	Expires 2018	Total

Vulcan Value Partners Fund	$–	$–	$–	$–
Vulcan Value Partners Small Cap Fund	161,158	400,224	79,989	641,371

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees

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Notes to Financial Statements

April 30, 2015

of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2015 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ADI) receives an annual fee for providing principal financial officer services to the Funds. Vulcan pays this fee on behalf of the Funds.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services, Inc.) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Effective as of the close of business on June 1, 2015, the Vulcan Value Partners Fund closed to new investors. This change will affect new investors seeking to purchase shares of the Fund either directly or through third party intermediaries. Existing shareholders of the Fund may continue to purchase additional shares of the Fund.

Annual Report | April 30, 2015	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (the “Funds”), two of the portfolios constituting Financial Investors Trust, as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund of Financial Investors Trust as of April 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 26, 2015

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Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2015 (Unaudited)

On December 9, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Vulcan Value Partners, LLC (“Vulcan”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Vulcan, the Trustees, including the Independent Trustees, considered the following factors with respect to the Vulcan Value Partners Small Cap Fund and Vulcan Value Partners Fund (the “Vulcan Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Vulcan Funds, to Vulcan of 1.00% of the Vulcan Value Partners Fund’s daily average net assets and 1.15% of the Vulcan Value Partners Small Cap Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Vulcan to the Vulcan Funds.

The Trustees considered the information they received comparing the Vulcan Funds’ contractual annual advisory fee and total expenses (net of waivers) with those of funds in both the relevant peer expense group and universe of funds provided in the report furnished by an independent provider of investment company data.

Based on such information, the Trustees further determined that the contractual annual advisory fee of 1.00% of the Vulcan Value Partners Fund’s daily average net assets and 1.15% of the Vulcan Value Partners Small Cap Fund’s daily average net assets, and the total expense ratios (net of waivers) for each of the Vulcan Funds, were high but within an acceptable range within each of the Vulcan Funds’ respective peer group and universe.

The Trustees also considered the fee structures applicable to Vulcan Funds’ other clients employing a comparable strategy to that of the Vulcan Funds, as applicable.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Vulcan Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Vulcan in its presentation, including its Form ADV.

The Trustees reviewed and considered Vulcan’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Vulcan. The Trustees also reviewed the research and decision-making processes utilized by Vulcan, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Vulcan Funds.

The Trustees considered the background and experience of Vulcan’s management in connection with the Vulcan Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Vulcan Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

Annual Report | April 30, 2015	37

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2015 (Unaudited)

The Trustees also reviewed, among other things, Vulcan’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for each of the Vulcan Funds for the three-month and 1-year periods ended September 30, 2014. That review included a comparison of each Vulcan Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the performance of Vulcan Value Partners Fund was generally above its respective peer universe median for the most recent 1-year period, while the performance of Vulcan Value Partners Small Cap Fund was generally below its respective peer universe median for the most recent 1-year period and better than the respective peer universe median for the 3-year period. The Trustees also considered Vulcan’s discussion of each Vulcan Fund’s top contributors and top detractors, as well as Vulcan’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Total Expense Ratios and the Adviser’s Profitability: The Trustees received and considered information provided by an independent provider of investment company data comparing the Vulcan Funds’ total expense ratios against their respective expense groups, as well as a profitability analysis prepared by Vulcan based on the fees payable under the Investment Advisory Agreement. The Trustees considered the profits, if any, realized by Vulcan in connection with the operation of the Vulcan Funds. The Board then reviewed Vulcan’s financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Vulcan Funds will be passed along to the shareholders under the proposed agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Vulcan from its relationship with the Vulcan Funds, including whether soft dollar arrangements were used.

In selecting Vulcan as the Vulcan Funds’ investment adviser and approving the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the investment advisory fees to be received by Vulcan with respect to the Vulcan Funds were high but within an acceptable range within each of the Vulcan Fund’s peer group and universe;

●	the nature, extent and quality of services to be rendered by Vulcan under the Investment Advisory Agreement were adequate;

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Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2015 (Unaudited)

●

the performance history of Vulcan Value Partners Fund, which generally outperformed the funds in its peer universe, as provided by an independent provider of investment company data, for the most recent 1- and 3-year periods, and the performance history of Vulcan Value Partners Small Cap Fund, which generally underperformed and outperformed for the most recent 1- and 3-year periods, respectively, the funds in its peer universe;

●

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Vulcan’s other clients employing a comparable strategy to one or more of the Vulcan Funds were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Vulcan Funds;

●	the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund’s total expense ratios were slightly higher than, but within an acceptable range of, their respective expense group medians;

●	the profit, if any, anticipated to be realized by Vulcan in connection with the operation of the Vulcan Funds is not unreasonable to the Vulcan Funds; and

●	there were no material economies of scale or other incidental benefits currently accruing to Vulcan in connection with its relationship with the Vulcan Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Vulcan’s compensation for investment advisory services is consistent with the best interests of the Vulcan and their shareholders.

Annual Report | April 30, 2015	39

Additional Information

April 30, 2015 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2014:

	Qualified Dividend Income	Dividend Received Deduction

Vulcan Value Partners Fund	45.65%	30.73%

Vulcan Value Partners Small Cap Fund	24.36%	18.39%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Vulcan Value Partners Fund designated $33,254,115, and the Vulcan Value Small Cap Fund designated $36,463,199 as long-term capital gain dividends.

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Trustees and Officers

April 30, 2015 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 866-759-5679.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	30	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Vulcan Value Partners, LLC, Inc. provides investment advisory services (currently none).

Annual Report | April 30, 2015	41

Trustees and Officers

April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	30	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (9 funds) and Reaves Utility Income Fund (1 fund).

Jerry G. Rutledge 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	30	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Vulcan Value Partners, LLC, Inc. provides investment advisory services (currently none).

42	www.vulcanvaluepartners.com

Trustees and Officers

April 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years

Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.

Annual Report | April 30, 2015	43

Trustees and Officers

April 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee

Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	35	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which any Trustee serves as Trustee for and which Vulcan Value Partners, LLC, Inc. provides investment advisory services (currently none).

44	www.vulcanvaluepartners.com

Trustees and Officers

April 30, 2015 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***

Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Chief Financial Officer of The Arbitrage Funds.

David T. Buhler, 1971	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010. He is currently Vice President and Senior Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary ALPS Variable Investment Trust, ALPS ETF Trust and Westcore Trust.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

Annual Report | April 30, 2015	45

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Managed Accounts are available only for institutional and private clients of Vulcan Value Partners, LLC, a federally registered investment advisor. Vulcan Value Partners Funds are distributed by ALPS Distributors, Inc. Separately Managed Accounts and related investment advisory services are provided by Vulcan Value Partners, LLC, a federally regulated investment advisor. ALPS Distributors, Inc. is not affiliated with Vulcan Value Partners, LLC.

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended April 30, 2015 and April 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $259,000 and $447,000, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2015 and April 30, 2014, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended April 30, 2015 and April 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $45,185 and $112,280, respectively. The fiscal year 2014 and 2013 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)

All Other Fees: For the Registrant’s fiscal years ended April 30, 2015 and April 30, 2014, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $68,301 in fiscal year ended April 30, 2015 and $153,978 in fiscal year ended April 30, 2014. These fees consisted of tax fees billed to (i) the Registrant of $45,185 in fiscal year ended April 30, 2015 and $112,280 in fiscal year ended April 30, 2014 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $23,116 in fiscal year ended April 30, 2015 and $41,698 in fiscal year ended April 30, 2014. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)

Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on July 7, 2008.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 8, 2015

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	July 8, 2015